DELAWARE
INVESTMENTS
---------------------
Philadelphia o London


DELAWARE GROUP
PREMIUM FUND, INC.

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999

This Prospectus offers 9 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

DELCHESTER SERIES - seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

DEVON SERIES - seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

EMERGING MARKETS SERIES - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. This Series has the same objective and investment disciplines as Emerging Markets Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

GROWTH AND INCOME SERIES (FORMERLY DECATUR TOTAL RETURN SERIES) - seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Growth and Income Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

INTERNATIONAL EQUITY SERIES - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

REIT SERIES - seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family.

SMALL CAP VALUE SERIES - seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

SOCIAL AWARENESS SERIES - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

TREND SERIES - seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Equity Funds III, Inc., a separate fund in the Delaware Investments family.





Cov2

TABLE OF CONTENTS

PROFILES

                                                        HOW WE MANAGE THE SERIES
                                                        (Strategies, Risks,
                                                        Investment managers,
                                                        Portfolio managers,
                                                        Financial highlights)

Delchester Series                            Page 2                   Page 11
Devon Series                                      3                        16
Emerging Markets Series                           4                        20
Growth and Income Series                          5                        27
International Equity Series                       6                        31
REIT Series                                       7                        36
Small Cap Value Series                            8                        42
Social Awareness Series                           9                        46
Trend Series                                     10                        50

IMPORTANT INFORMATION ABOUT ALL SERIES
Fund administration (Who's who)             Page 54
Purchase and redemption of shares                55
Valuation of shares                              55
Dividends, distributions and taxes               55
Year 2000                                        56

PROFILE: DELCHESTER SERIES

WHAT ARE THE SERIES' GOALS?
    Delchester Series seeks the highest current income, which the manager believes is consistent with prudent investment management. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in fixed-income securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. These include:

o Corporate Bonds. We expect to invest the majority of the Series' assets primarily in bonds rated BBB or lower by S&P. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds. Unrated bonds may be more speculative in nature than rated bonds;

o Government Securities. Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

o Commercial Paper. Commercial paper of companies rated A-1 or A-2 by Standard & Poor's Ratings Group or rated P-1 or P-2 by Moody's Investors Service, Inc., which are the two highest commercial paper ratings.

Delchester Series uses the same investment strategy as Delchester Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. Bonds rated below investment grade are subject to a higher credit risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Delchester Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking a fixed income investment that offers potential for very high current income.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE DELCHESTER SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Delchester Series. We show how returns for Delchester Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Delchester Series had a year-to-date return of 1.37%. During the periods illustrated in this bar chart, Delchester Series' highest return was 15.95% for the quarter ended March 31, 1991 and its lowest return was -7.20% for the quarter ended September 30, 1998.

                                                       YEAR-BY-YEAR TOTAL RETURN

-------------------------------------------------------------------------- 40%
             37.54%
-------------------------------------------------------------------------- 32

-------------------------------------------------------------------------- 24
                           16.36%       15.50%
-------------------------------------------------------------------------- 16
                    13.44%                      12.79% 13.63%
--------------------------------------------------------------------------  8
4.62%
--------------------------------------------------------------------------  0
      -7.13%                      -2.87%                      -1.83%
-------------------------------------------------------------------------- -8

1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                               Delchester             Salomon Smith Barney
                                 Series             Cash Pay High-Yield Index
--------------------------------------------------------------------------------
   1 year                        -1.83%                       4.43%
--------------------------------------------------------------------------------
   5 years                        7.14%                       9.13%
--------------------------------------------------------------------------------
   10 years                       9.55%                      10.57%

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes cash-pay bonds and excludes deferred-interest and bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: DEVON SERIES

WHAT ARE THE SERIES' GOALS?
    Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time. Devon Series uses the same investment strategy as Devon Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio.

This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS THE DEVON SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Devon Series. We show returns for Devon Series over the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Devon Series had a year-to-date return of -8.35%. During the period illustrated in this bar chart, Devon Series' highest return was 20.81% for the quarter ended December 31, 1998 and its lowest return was -8.19% for the quarter ended September 30, 1998.

                                                       YEAR-BY-YEAR TOTAL RETURN

----------------------------------------------------------------------  30%
                         24.05%
----------------------------------------------------------------------  25

----------------------------------------------------------------------  20

----------------------------------------------------------------------  15

----------------------------------------------------------------------  10

----------------------------------------------------------------------   5

----------------------------------------------------------------------   0
                          1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                          Devon               S&P 500
                                          Series               Index
--------------------------------------------------------------------------------
1 year                                     24.05%             28.60%
--------------------------------------------------------------------------------
Since Inception (5/1/97)                   31.44%             31.31%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: EMERGING MARKETS SERIES

WHAT ARE THE SERIES' GOALS?
    The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of companies in at least three different countries that are considered to be emerging or developing. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. Emerging Markets Series uses the same investment strategy as Emerging Markets Series, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests primarily in international securities in emerging market countries as well as in established countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest up to 35% of its net assets in high yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. The Series is considered "non-diversified" under federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand the significant risks associated with investing in emerging markets.

HOW HAS THE EMERGING MARKETS SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Emerging Markets Series. We show returns for Emerging Markets Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Emerging Markets Series had a year-to-date return of 3.62%. During the period illustrated in this bar chart, Emerging Markets Series highest return was 7.61% for the quarter ended March 31, 1998 and its lowest return was -22.25% for the quarter ended June 30, 1998.

                                                                    TOTAL RETURN

----------------------------------------------------------------------   0%

----------------------------------------------------------------------  -6

---------------------------------------------------------------------- -12

---------------------------------------------------------------------- -18

---------------------------------------------------------------------- -24

---------------------------------------------------------------------- -30
                                  -32.48%
---------------------------------------------------------------------- -36
                                   1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                               Emerging Markets    Morgan Stanley International
                                    Series         Emerging Markets Free Index
--------------------------------------------------------------------------------
1 year                               -32.48%                  -25.34%
--------------------------------------------------------------------------------
Since inception (5/1/97)             -26.37%                  -25.80%

The Series returns are compared to the performance of the Morgan Stanley International Emerging Markets Free Index. The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: GROWTH AND INCOME SERIES
(FORMALLY DECATUR TOTAL RETURN SERIES)
--------------------------------------------------------------------------------

WHAT ARE THE SERIES' GOALS?
   The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock already in the portfolio falls below the average of the S&P 500, we generally sell that stock. Growth and Income Series uses the same investment strategy as Growth and Income Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or sectors. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

HOW HAS THE GROWTH AND INCOME SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns for Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Growth and Income Series had a year-to-date return of -0.83%. During the periods illustrated in this bar chart, Growth and Income Series' highest return was 13.46% for the quarter ended December 31, 1998 and its lowest was -15.79% for the quarter ended September 30, 1990.


YEAR-BY-YEAR TOTAL RETURN

 40% ---------------------------------------------------------------------------
                                                     36.12%

 32  ---------------------------------------------------------------------------
                                                                    31.00%
                   22.32%
 24  ---------------------------------------------------------------------------
                                                           20.72%

 16  ---------------------------------------------------------------------------
     13.04%                          15.45%
                            8.83%                                         11.35%
  8  ---------------------------------------------------------------------------


  0  ---------------------------------------------------------------------------
                                           -0.20%

 -8  ---------------------------------------------------------------------------

           -13.31%
-16  ---------------------------------------------------------------------------
      1989  1990   1991    1992     1993    1994     1995    1996   1997   1998


AVERAGE ANNUAL RETURNS for the period ending 12/31/98

                                 GROWTH AND INCOME         S&P 500
                                      SERIES                INDEX
------------------------------------------------------------------
1 year                                11.35%                28.60%
5 years                               19.06%                24.05%
10 years                              13.67%                19.19%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: INTERNATIONAL EQUITY SERIES
--------------------------------------------------------------------------------

WHAT ARE THE SERIES' GOALS?

   The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, at least 65% of the Series' total assets will be invested in equity securities of companies from at least three foreign countries. A company is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. International Equity Series uses the same investment strategy as International Equity Series, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals

o Investors looking for a portfolio of international equity securities.

o Investors seeking a measure of capital appreciation and income.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign equity and fixed-income securities.

o Investors looking for an investment that provides a high level of income.

HOW HAS THE INTERNATIONAL EQUITY SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in International Equity Series. We show how returns for International Equity Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, International Equity Series had a year-to-date return of 2.28%. During the periods illustrated in this bar chart, International Equity Series' highest return was 14.44% for the quarter ended December 31, 1998 and its lowest return was -14.24% for the quarter ended September 30, 1998.

YEAR-BY-YEAR TOTAL RETURN


24% ----------------------------------------------------------------------------

                                             20.03%
20  ----------------------------------------------------------------------------


16  ----------------------------------------------------------------------------
     15.97%
                                13.98%
12  ----------------------------------------------------------------------------

                                                                         10.33%
 8  ----------------------------------------------------------------------------
                                                             6.60%

 4  ----------------------------------------------------------------------------
                  2.57%

 0  ----------------------------------------------------------------------------
      1993        1994          1995         1996            1997        1998

AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------

                                                         MORGAN STANLEY CAPITAL
                                                           INTERNATIONAL EAFE
                          INTERNATIONAL EQUITY          EAFE (EUROPE, AUSTRALIA,
                                SERIES                      FAR EAST) INDEX
--------------------------------------------------------------------------------
1 year                           10.33%                          20.33%
5 years                          10.54%                           9.50%
Since inception (10/29/92)       11.14%                          13.00%

The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: REIT SERIES
--------------------------------------------------------------------------------

WHAT ARE THE SERIES' GOALS?

   The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The REIT Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts, commonly known as REITs. The REIT Series is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means that with respect to 50% of its assets, the Series may invest more than 5% of net assets in a single security. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks. REIT Series uses the same investment strategy as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II, separate funds in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the REIT Series will increase and decrease according to changes in the value of the securities held in the portfolio. The Series' value and yields will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "The risks of investing in REIT Series" for further information about these and other risks.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate investment for you.

WHO SHOULD INVEST IN THE SERIES

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking current income.

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

PROFILE: SMALL CAP VALUE SERIES

WHAT ARE THE SERIES' GOALS?

     Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward. Small Cap Value Series uses the same investment strategy as Small Cap Value Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Small Cap Value Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


HOW HAS THE SMALL CAP SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Small Cap Value Series. We show how returns for Small Cap Value Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Small Cap Value Series had a year-to-date return of -9.94%. During the periods illustrated in this bar chart, Small Cap Value Series' highest return was 12.59% for the quarter ended December 31, 1998 and its lowest return was -16.13% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                     YEAR-BY-YEAR TOTAL RETURN

---------------------------------------------------------------------------- 35%
                                                   32.91%

---------------------------------------------------------------------------- 28
                    23.85%
                                   22.55%
---------------------------------------------------------------------------- 21


---------------------------------------------------------------------------- 14


----------------------------------------------------------------------------  7

     0.78%
----------------------------------------------------------------------------  0

                                                                 -4.79%
---------------------------------------------------------------------------- -7
    1994           1995            1996            1997           1998

                          AVERAGE ANNUAL RETURNS for the period ending 12/31/98


--------------------------------------------------------------------------------
                                         SMALL CAP VALUE          RUSSELL 2000
                                              SERIES                  INDEX
--------------------------------------------------------------------------------
1 year                                        -4.79%                  -2.55%
--------------------------------------------------------------------------------
5 years                                       14.12%                  11.87%
--------------------------------------------------------------------------------
Since inception (12/27/93)                    14.55%                  11.87%


The Series returns are compared to the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: SOCIAL AWARENESS SERIES

WHAT ARE THE SERIES' GOALS?

     Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria exclude companies that:

o engage in activities likely to result in damage to the natural environment

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power

o manufacture or contract for military weapons

o are in the liquor, tobacco or gambling industries

o conduct animal testing for cosmetic or personal care products.

Social Awareness Series uses the same investment strategy as Social Awareness Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.

HOW HAS THE SOCIAL AWARENESS SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Social Awareness Series. We show returns for Social Awareness Series over the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Social Awareness Series had a year-to-date return of -0.27%. During the period illustrated in this bar chart, Social Awareness Series' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest return was -17.21% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                                   TOTAL RETURN

---------------------------------------------------------------------------- 18%

                                  15.45%
---------------------------------------------------------------------------- 15


---------------------------------------------------------------------------- 12


----------------------------------------------------------------------------  9


----------------------------------------------------------------------------  6


----------------------------------------------------------------------------  3


----------------------------------------------------------------------------  0
                                  1998

                          AVERAGE ANNUAL RETURNS for the period ending 12/31/98


--------------------------------------------------------------------------------
                                         SOCIAL AWARENESS            S&P 500
                                              SERIES                  INDEX
--------------------------------------------------------------------------------
1 year                                        15.45%                  28.60%
--------------------------------------------------------------------------------
Since inception (5/1/97)                      26.56%                  31.31%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: TREND SERIES

WHAT ARE THE SERIES' GOALS?

     Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

Trend Series uses the same investment strategy as Trend Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly overthe short term.


HOW HAS THE TREND SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE help you evaluate the potential risks of investing in Trend Series. We show how returns for Trend Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Trend Series had a year-to-date return of 2.54%. During the periods illustrated in this bar chart, Trend Series' highest return was 23.75% for the quarter ended December 31, 1998 and its lowest return was -15.51% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                     YEAR-BY-YEAR TOTAL RETURN

---------------------------------------------------------------------------- 40%
                    39.21%

---------------------------------------------------------------------------- 32


---------------------------------------------------------------------------- 24
                                                   21.37%
                                                                 16.04%
---------------------------------------------------------------------------- 16

                                   11.00%
----------------------------------------------------------------------------  8


----------------------------------------------------------------------------  0
    -0.39%

---------------------------------------------------------------------------- -8
    1994           1995            1996            1997           1998

                          AVERAGE ANNUAL RETURNS for the period ending 12/31/98


--------------------------------------------------------------------------------
                                              TREND               RUSSELL 2000
                                              SERIES              GROWTH INDEX
--------------------------------------------------------------------------------
1 year                                        16.04%                   1.23%
--------------------------------------------------------------------------------
5 years                                       16.73%                  10.22%
--------------------------------------------------------------------------------
Since inception (12/27/93)                    17.15%                  10.22%


The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

HOW WE MANAGE THE SERIES

DELCHESTER SERIES

OUR INVESTMENT STRATEGIES

Delchester Series is a type of fixed income fund that invests in high yield corporate bonds to pursue its investment objective of providing the highest current income.

We expect to invest the majority of the Series' assets in bonds rated BBB or lower by S&P, with emphasis on bonds rated Bb and B, the two relatively higher credit tiers among non-investment grade bonds. High-yield bonds are issued by corporations that have poor credit quality and may have difficulty repaying principal and interest. We carefully evaluate an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings.

In addition, we maintain a very diversified portfolio with assets spread among a variety of different industry sectors and different bond issuers. In this way, we strive to minimize the impact that any poorly performing individual bond would have on the overall performance of our portfolio.

Though high-yield bonds involve the risk that the issuing company may be unable to pay interest or repay principal, they can offer high income potential which we believe will help the Series achieve its investment objective.


THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                               HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           DELCHESTER SERIES
                                                                 -------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a              Delchester Series may invest without limit in high-yield
corporation and rated lower than investment grade by a                corporate bonds. Emphasis is typically on those rated BB or B
nationally recognized statistical ratings organization                by an NRSRO.
(NRSRO) such as S&P or Moody's or, if unrated, that we
believe are of comparable quality. These securities are
considered to be of poor standing and predominately
speculative.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                   The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities               securities; however, they will typically be a small percentage
issued by the U.S. Treasury or securities of U.S. government          of the portfolio because they generally do not offer as high a
agencies or instrumentalities which are backed by the full            level of current income as high yield corporate bonds.
faith and credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer and               Typically, we use repurchase agreements as a short-term
seller of securities in which the seller agrees to buy the            investment for the Series' cash position. In order to enter
securities back within a specified time at the same price             into these repurchase agreements, the Series must have
the buyer paid for them, plus an amount equal to an agreed            collateral of at least 102% of the repurchase price.
upon interest rate. Repurchase agreements are often viewed
as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted            For this Series, the 10% limit includes restricted securities
under securities law.                                                 such as privately placed securities that are eligible for
                                                                      registration, which are commonly known as "Rule 144A
Illiquid securities are securities that do not have a ready           Securities" and repurchase agreements with maturities of over
market, and cannot be easily sold, if at all, at                      seven days.
approximately the price that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------


The Series may also invest in other income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Delchester Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

BORROWING FROM BANKS Delchester Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Delchester Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that Delchester Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING IN DELCHESTER SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. The following are the chief risks you assume when investing in Delchester Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                                             HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             DELCHESTER SERIES
                                                                   -----------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on bonds
securities in a certain market--like the stock or bond                that we believe will continue to pay interest regardless of
market--will decline in value because of factors such as              interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor                  bond market or interest rate movements and do not trade for
confidence.                                                           short-term purposes.

                                                                      We may hold a substantial part of Delchester Series' assets in cash or cash equivalents as a temporary defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Delchester Series' assets invested in
securities in a particular industry or the value of an                any one industry and in any individual security. We also
individual stock or bond will decline because of changing             follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the          for the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease          Delchester Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for              eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter              monitoring economic conditions.
maturities.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that a          Our careful, credit-oriented bond selection and our commitment
bond's issuer will be unable to make timely payments of               to hold a diversified selection of high-yield bonds are
interest and principal.                                               designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails
the risk of principal loss, which may be greater than the
risk involved in investment grade bonds. High-yield bonds
are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the
junk bonds.
------------------------------------------------------------------------------------------------------------------------------------

THE RISKS OF INVESTING IN DELCHESTER SERIES
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                 RISKS                                                                      HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             DELCHESTER SERIES
                                                                 -------------------------------------------------------------------
RECESSION RISK Although the market for high-yield bonds               It is likely that protracted periods of economic uncertainty
existed through periods of economic downturns, the                    would cause increased volatility in the market prices of
high-yield market grew rapidly during the long economic               high-yield bonds, an increase in the number of high-yield bond
expansion which took place in the United States during the            defaults and corresponding volatility in the Series' net asset
1980s. During that economic expansion, the use of high-yield          value. In the past, uncertainty and volatility in the
debt securities to finance highly leveraged corporate                 high-yield market have resulted in volatility in the Series'
acquisitions and restructurings increased dramatically. As a          net asset value.
result, the high-yield market grew substantially. Although
experts disagree on the impact recessionary periods have had          In striving to manage this risk, we allocate assets across a
and will have on the high-yield market, some analysts                 wide range of industry sectors. We may emphasize industries
believe a protracted economic downturn would severely                 that have been less susceptible to economic cycles in the
disrupt the market for high-yield bonds, adversely affect             past, particularly if we believe that the economy may be
the value of outstanding bonds and adversely affect the               entering into a period of slower growth.
ability of high-yield issuers to repay principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion, if any, of the
adversely affected by political instability, changes in               Series' portfolio in foreign securities.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold, if at all, at approximately the price that the          the Series' ability to dispose of particular issues, when
Series values them.                                                   necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the
The secondary market for high-yield securities is currently           creditworthiness of the issuer. In striving to manage this
dominated by institutional investors, including mutual funds          risk, we evaluate the size of a bond issuance as a way to
and certain financial institutions. There is generally no             anticipate its likely liquidity level.
established retail secondary market for high-yield
securities. As a result, the secondary market for high-yield          We may invest only 10% of net assets in illiquid securities,
securities is more limited and less liquid than other                 including Rule 144A securities.
secondary securities markets. The high-yield secondary
market is particularly susceptible to liquidity problems
when the institutions which dominate it temporarily cease
buying bonds for regulatory, financial or other reasons,
such as the savings and loan crisis.

The secondary market for high-yield securities is also
generally considered to be more likely to be disrupted by
adverse publicity and investor perceptions than the more
established secondary securities markets.
------------------------------------------------------------------------------------------------------------------------------------
VALUATION RISK A less liquid secondary market as described            The Series' privately placed high-yield securities are
above makes it more difficult for the Series to obtain                particularly susceptible to the liquidity and valuation risks
precise valuations of the high-yield securities in its                outlined here. We will strive to manage this risk by carefully
portfolio. During periods of reduced liquidity, judgment              evaluating individual bonds and by limiting the amount of the
plays a greater role in valuing high-yield securities.                portfolio that can be allocated to privately placed high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTIONS If, as a result of volatility in the high-yield           We strive to maintain a cash balance sufficient to meet any
market or other factors, more shares of the Series are                redemptions. We may also borrow money, if necessary, to meet
redeemed than are purchased for an extended period of time,           redemptions.
the Series may be required to sell securities without regard to the investment merits such actions. If the Series sells a substantial number of securities to generate proceeds for
redemptions, the asset base of the Series will decrease and
the Series' expense ratio may increase.
------------------------------------------------------------------------------------------------------------------------------------
LEGISLATIVE AND REGULATORY RISK The United States Congress            We monitor the status of regulatory and legislative proposals
has from time to time taken or considered a variety of                to evaluate any possible effects they might have on the
legislative actions that could adversely affect the                   Series' portfolio.
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally prohibited
federally-insured savings and loan institutions from
investing in high-yield securities. Regulatory actions have
also affected the high-yield market. For example, many
insurance companies have restricted or eliminated their
purchases of high-yield bonds primarily as a result of
actions taken by the National Association of Insurance
Commissioners. Similar actions in the future could reduce
liquidity for high-yield issues, reduce the number of new
high-yield securities being issued and could make it more
difficult for the Series to attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for Delchester Series.

PAUL A. MATLACK
Vice President/Senior Portfolio Manager

A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Matlack has been a member of the Delchester Series team since 1990 and has been co-managing the Delchester Series since January 1993.

GERALD T. NICHOLS
Vice President/Senior Portfolio Manager

Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the Delchester Series team since 1990 and has been co-managing the Delchester Series since January 1993.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                      DELCHESTER SERIES
                                                                                                       Year Ended 12/31
                                                                1998        1997         1996        1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $9.510      $9.170       $8.940      $8.540       $9.770
Income (loss) from investment operations
Net investment income                                           0.906       0.863        0.853       0.872        0.962
Net realized and unrealized gain (loss) on investments         (1.048)      0.332        0.230       0.400       (1.230)
                                                             --------     -------      -------     -------      -------
Total from investment operations                               (0.142)      1.195        1.083       1.272       (0.268)
                                                             --------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.905)     (0.855)      (0.853)     (0.872)      (0.962)
Distributions from net realized gain on investments            (0.003)       none         none        none         none
                                                             --------     -------      -------     -------      -------
Total dividends and distributions                              (0.908)     (0.855)      (0.853)     (0.872)      (0.962)
                                                             --------     -------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                   $8.460      $9.510       $9.170      $8.940       $8.540
                                                             ========     =======      =======     =======      =======
TOTAL RETURN(1)                                                (1.83%)     13.63%       12.79%      15.50%       (2.87%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $120,708     $98,875      $67,665     $56,605      $43,686
Ratio of expenses to average net assets                         0.70%       0.70%        0.70%       0.69%        0.72%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.70%       0.70%        0.70%       0.69%        0.72%
Ratio of net investment income to average net assets            9.85%       9.24%        9.54%       9.87%       10.56%
Ratio of net investment income to average net assets
   prior to expense limitation                                  9.85%       9.24%        9.54%       9.87%       10.56%
Portfolio turnover                                                86%        121%          93%         74%          47%




(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

DEVON SERIES

OUR INVESTMENT STRATEGIES

Devon Series is a total return fund that invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued.


THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                               HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  DEVON SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, 90% to 100% of the Series' assets will be invested
in a corporation. Stockholders participate in the                     in common stocks. Under normal market conditions we will
corporation's profits and losses, proportionate to the                invest at least 65% of total assets in dividend-paying
number of shares they own.                                            stocks.
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Usually preferred stocks or                   Devon Series may invest in convertible securities; however,
corporate bonds that can be exchanged for a set number of             we will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These                securities that are rated below investment grade by an NRSRO
securities offer higher appreciation potential than                   or in securities that are unrated but deemed equivalent to
nonconvertible bonds and greater income potential than                non-investment grade.
nonconvertible preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRs): Certificates issued by           We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of assets in illiquid securities. For
are privately placed securities whose resale is restricted            this Series, the 10% limit includes restricted securities
under securities law.                                                 such as privately placed securities that are eligible for
                                                                      resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready           registration, which are commonly known as "Rule 144A
market, and cannot be easily sold, if at all, at                      Securities" and repurchase agreements with maturities of over
approximately the price that the Series has valued them.              seven days.
------------------------------------------------------------------------------------------------------------------------------------

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Devon Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Devon Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Devon Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING IN DEVON SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                                             HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  DEVON SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and do not trade for
confidence.                                                           short-term purposes.

                                                                      We may hold a substantial part of Devon Series' assets in
                                                                      cash or cash equivalents as a temporary defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Devon Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow a
individual stock or bond will decline because of changing             rigorous selection process before choosing securities for the
expectations for the performance of that industry or for the          portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of Devon Series'
adversely affected by political instability, changes in               portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or               securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                       also tend to avoid markets where we believe accounting
                                                                      principles or the regulatory structure are underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

Frank X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Andrea Giles and Christopher Driver.

FRANK X. MORRIS
Vice President/Senior Portfolio Manager

Mr. Morris holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Delaware Balanced Series' management team since March 1999.

ANDREA GILES
Research Analyst

Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

CHRISTOPHER DRIVER
Research Analyst

Mr. Driver holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                             DEVON SERIES
-----------------------------------------------------------------------------------------
                                                      Year Ended 12/31   Period 5/1/97(1)
                                                                  1998   through 12/31/97
NET ASSET VALUE, BEGINNING OF PERIOD                           $12.730            $10.000
Income from investment operations
Net investment income                                            0.106              0.080
Net realized and unrealized gain on investments                  2.889              2.650
                                                               -------            -------
Total from investment operations                                 2.995              2.730
                                                               -------            -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (0.080)              none
Distributions from net realized gain on investments             (0.205)              none
                                                               -------            -------
Total dividends and distributions                               (0.285)              none
                                                               -------            -------
NET ASSET VALUE, END OF PERIOD                                 $15.440            $12.730
                                                               =======            =======
TOTAL RETURN(2)                                                 24.05%             27.30%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $68,714            $16,653
Ratio of expenses to average net assets                          0.66%              0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.66%              0.91%
Ratio of net investment income to average net assets             1.30%              2.01%
Ratio of net investment income to average net assets
   prior to expense limitation                                   1.30%              1.90%
Portfolio turnover                                                 34%                80%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

EMERGING MARKETS SERIES

OUR INVESTMENT STRATEGIES

Emerging Markets Series seeks long-term capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of from at least three different countries that are considered to be emerging or developing. The Series may invest in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants.

We consider an "emerging country" to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, or any country that is classified by the United Nations as developing. In addition, any country that is included in the IFC Free Index or MSCI Emerging Market Free Index is considered to be an "emerging country." As of the date of this Prospectus, more than 130 countries met our definition of an emerging country. Approximately 40 of them currently have stock markets. This group of developing or emerging countries includes almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. Local or international political, economic or financial developments could support this trend and benefit the capital markets in such countries.

In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Fund may invest in Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. This is a representative list; we may invest in other countries, particularly as markets in other emerging countries develop.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                                     HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           EMERGING MARKETS SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS OF EMERGING MARKET COMPANIES: Securities that         The majority of Emerging Markets Series' assets will be invested
represent shares of ownership in a corporation. Stockholders        in common stock of emerging market companies.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.                     To be considered an emerging country equity security by us, the security must be issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is an emerging country; (2) though traded on a securities market that is not an emerging market, the company, alone or on a consolidated basis, derives 50% or more of its annual revenues from either goods produced, sales made or
                                                                    services performed in emerging countries; or (3) the company is organized under the laws of, and has a principal office in, an emerging country. We make our determinations on the basis of publicly available information and by questioning the company.
------------------------------------------------------------------------------------------------------------------------------------

THE SECURITIES WE
TYPICALLY INVEST IN
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                     SECURITIES                                                                HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           EMERGING MARKETS SERIES
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FIXED-INCOME SECURITIES: Fixed-income              The Series may invest up to 35% of its net assets in emerging
securities issued by companies in emerging countries or foreign     market fixed-income securities. All of these may be high yield,
governments, their agencies, instrumentalities or political         high risk fixed-income securities rated lower than BBB by S&P
subdivisions.                                                       and Baa by Moody's or, if unrated, are considered by us to be of equivalent quality.
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Medium- and low-grade bonds held by the Series may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or firms with high debt levels, which are generally less able to make scheduled payments of interest and principal than more financially stable firms.
                                                                    Certain lower-rated debt securities issued by foreign
                                                                    governments may reflect reduced ability to make timely and ultimate payments or external debt obligations. The risks posed by bonds issued under such circumstances are substantial.
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS: Zero coupon securities are debt obligations      Emerging Markets Series may invest in zero coupon bonds. The
which do not entitle the holder to any periodic payments of         market prices of zero coupon bonds are generally more volatile
interest prior to maturity or a specified date when the             than the market prices of securities that pay interest
securities begin paying current interest, and therefore are         periodically and are likely to respond to changes in interest
issued and traded at a discount from their face amounts or par      rates to a greater degree than do non-zero coupon securities
value.                                                              having similar maturities and credit quality.
------------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued under the             The Emerging Markets Series may invest in Brady Bonds. We
framework of the Brady Plan, an initiative announced by the U.S.    believe that the economic reforms undertaken by countries in
Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism       connection with the issuance of Brady Bonds makes the debt of
for debtor nations to restructure their outstanding external        countries that have issued or have announced plans to issue
indebtedness (generally, commercial bank debt).                     Brady Bonds an attractive opportunity for investment.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY, FOREIGN CURRENCY CONTRACTS OR FORWARD             The Series may invest in securities issued in any currency and
CONTRACTS: A forward contract involves an obligation to purchase    may hold foreign currency. Securities of issuers within a given
or sell a specific currency at a future date at a price set at      country may be denominated in the currency of another country or
the time of the contract. Forward contracts are used to             in multinational currency units such as the Euro.
"lock-in" the price of a security it has agreed to purchase or
sell, in terms of U.S. dollars or other currencies.                 We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into
                                                                    contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of
                                                                    U.S. dollars, we do not convert our holdings of foreign
                                                                    currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. The
                                                                    Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency
                                                                    conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              21

THE SECURITIES WE
TYPICALLY INVEST IN
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                                HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           EMERGING MARKETS SERIES
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY            The series may invest in sponsored and unsponsored ADRs, EDRs
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs are    and GDRs, generally focusing on underlying securities issued by
receipts issued by a U.S. depositary (usually a U.S. bank) and      foreign issuers.
EDRs and GDRs are receipts issued by a depositary outside of the
U.S. (usually a non-U.S. bank or trust company or a foreign
branch of a U.S. bank). Depositary receipts represent an
ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an
ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S.
issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as the    Typically, we use repurchase agreements as a short-term
Series, and a seller of securities in which the seller agrees to    investment for the Series' cash position. In order to enter into
buy the securities back within a specified time at the same         these repurchase agreements, the Series must have collateral of
price the buyer paid for them, plus an amount equal to an agreed    at least 102% of the repurchase price.
upon interest rate. Repurchase agreements are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose resale     We may invest in privately placed securities that are eligible
is restricted under securities law.                                 for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A
                                                                    Securities." Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                    securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
LLIQUID SECURITIES: Securities that do not have a ready market,     We may invest up to 10% of total assets in illiquid securities,
and cannot be easily sold, if at all, at approximately the price    including repurchase agreements with maturities of over seven
that the Series has valued them.                                    days.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries, investments by    We may invest in either closed-end or open-end investment
a mutual fund may only be made through investments in closed-end    companies consistent with the 1940 Act requirements. These
investment companies that in turn invest in the securities of       investments involve an indirect payment of a portion of the
such countries. We may invest in such closed-end investment         expenses, including advisory fees, of such other investment
companies if we believe the country offers good investment          companies.
opportunities for the Series.
------------------------------------------------------------------------------------------------------------------------------------

The Series may invest in futures contracts, and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

THE RISKS OF
INVESTING IN EMERGING
MARKETS SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                                       HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       EMERGING MARKETS SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on stocks
in a certain market--like the stock or bond market--will decline    we believe can appreciate over an extended time frame regardless
in value because of factors such as economic conditions, future     of interim market fluctuations. We do not try to predict overall
expectations or investor confidence.                                stock market movements and do not trade for short-term purposes.

                                                                    We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY RISK is the risk that the value of securities in a         We limit the amount of the Series' assets invested in any one
particular industry will decline because of changing                industry and in any individual security. We also follow a
expectations for the performance of that industry.                  rigorous selection process before choosing securities for the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly        In an attempt to protect Emerging Markets Series' investments
bonds with longer maturities, will decrease in value if interest    from interest rate fluctuations, the Series may engage in
rates rise.                                                         interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their respective rights to receive interest. The Series intends to use interest rate swaps as a hedge and not as a speculative investment. The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio
                                                                    securities transactions. If the manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were never used.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK IS the risk that foreign securities may be             We carefully evaluate the overall situations in the countries
adversely affected by political instability, changes in currency    where we invest in an attempt to reduce these risks. We also
exchange rates, foreign economic conditions or inadequate           tend to avoid markets where we believe accounting principles or
regulatory and accounting standards.                                the regulatory structure are too underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of the Series'             The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign        foreign currency exchange contracts. By agreeing to purchase or
currency exchange rates. Adverse changes in exchange rates may      sell foreign securities at a pre-set price on a future date, the
reduce or eliminate any gains produced by investments that are      Series strive to protect the value of the stock they own from
denominated in foreign currencies and may increase any losses.      future changes in currency rates. The Series will use forward currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
------------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire region      We carefully evaluate the political situations in the countries
where we invest may experience political instability, which may     where we invest and take into account any potential risks before
cause greater fluctuation in the value of our investments due to    we select securities for the portfolio. However, there is no way
changes in currency exchange rates, governmental seizures or        to eliminate political risk when investing internationally.
nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks             The Emerging Markets Series carefully selects securities within
associated with international investing will be greater in          emerging markets and strives to consider all relevant risks
emerging markets than in more developed foreign markets because,    associated with an individual company. We cannot eliminate
among other things, emerging markets may have less stable           emerging market risk and consequently encourage shareholders to
political and economic environments.                                invest in these Series only if they have a long-term time
                                                                    horizon, over which the potential of individual securities is more likely to be realized.
------------------------------------------------------------------------------------------------------------------------------------

THE RISKS OF
INVESTING IN EMERGING
MARKETS SERIES
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                                       HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       EMERGING MARKETS SERIES
------------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may be     The Series will attempt to reduce these risks through investing
less liquid, have greater price volatility, less regulation and     in a number of different countries, credit analysis and
higher transaction costs than U.S. markets.                         attention to trends in the economy, industries and financial markets.
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies are      The Series conducts a great deal of fundamental research on the
subject to different accounting, auditing and financial             companies that it invests in rather than relying solely on
reporting standards than U.S. companies. There may be less          information available through financial reporting. We believe
information available about foreign issuers than domestic           this will help us to better uncover any potential weaknesses in
issuers. Furthermore, regulatory oversight of foreign issuers       individual companies.
may be less stringent or less consistently applied than in the
United States.
------------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUNDS are believed to be subject to greater         While the Emerging Markets Series intends to seek to qualify as
risks because adverse effects on their security holdings may        a "diversified" investment company under a provision of
affect a larger portion of their overall assets.                    Subchapter M of the Code, the Series will not be diversified under the 1940 Act. Thus, 50% of the Series' total assets will be divided among cash, cash items, U.S. government securities, and other securities, with no more than 5% of the Series' total assets invested with one issuer. However this will not satisfy the 1940 Act definition of diversification that 75% of the
                                                                    Series' assets be limited to not more than 5% per issuer. In practice, however, the Series does not intend to be heavily invested in any single particular issuer.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES RISKS involve the ability of a        The Emerging Markets Series attempts to reduce the risks
foreign government or government related issuer to make timely      associated with investing in foreign governments by setting
and ultimate payments on its external debt obligations. This        rating standards and by limiting the portion of portfolio assets
ability to make payments will be strongly influenced by the         that may be invested in such securities.
issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FOREIGN FIXED-INCOME SECURITIES are those     The Emerging Markets Series may invest up to 35% of its net
securities rated lower than BBB by S&P and Baa by Moody's.          assets in these securities.
Securities of this type are considered to be of poor standing
and predominantly speculative as to the ability to repay            The economy and interest rates may affect these high yield, high
interest and principal.                                             risk securities differently than other securities. Prices on these bonds have been less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience
                                                                    financial stress which would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the Series' investment value.

                                                                    We believe that in the past, the high yields from these bonds have more than compensated for their higher default rates. There is no assurance, however, that yields will continue to offset default rates on these bonds in the future. We intend to
                                                                    maintain an adequately diversified portfolio of these bonds.
                                                                    While diversification can help to reduce the effect of an
                                                                    individual default on the Series, there is no guarantee that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT
MANAGER

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.08% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

PORTFOLIO MANAGERS

Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert Akester and Joshua A. Brooks.

CLIVE A. GILLMORE
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing Emerging Markets Series since its inception.

ROBERT AKESTER
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Akester joined Delaware International Advisers in 1996 as a Senior Portfolio Manager. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

JOSHUA A. BROOKS
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Brooks holds a bachelor's degree from Yale University and has undertaken graduate studies at The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and liaison with Delaware International Advisers.

FINANCIAL HIGHLIGHTS

THE FINANCIAL
HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                       EMERGING MARKETS SERIES
--------------------------------------------------------------------------------------------------------------
                                                                  Year Ended 12/31            Period 5/1/97(1)
                                                                              1998            through 12/31/97
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $8.880                      $10.000
Income (loss) from investment operations
Net investment income(2)                                                   0.171                        0.060
Net realized and unrealized loss on investments and foreign currencies    (2.991)                      (1.180)
                                                                         -------                      -------
Total from investment operations                                          (2.820)                      (1.120)
                                                                         -------                      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (0.030)                        none
Distributions from net realized gain on investments                       (0.220)                        none
                                                                         -------                      -------
Total dividends and distributions                                         (0.250)                        none
                                                                         -------                      -------
NET ASSET VALUE, END OF PERIOD                                            $5.810                       $8.880
                                                                         =======                      =======
TOTAL RETURN(3)                                                           (32.48%)                     (11.20%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                   $5,356                       $5,776
Ratio of expenses to average net assets                                     1.50%                        1.50%
Ratio of expenses to average net assets
   prior to expense limitation                                              1.67%                        2.45%
Ratio of net investment income to average net assets                        2.34%                        0.89%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation                                              2.17%                       (0.06%)
Portfolio turnover                                                            38%                          48%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

GROWTH AND INCOME SERIES

OUR INVESTMENT STRATEGIES

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds offer the potential for greater income payments than stocks, and also may provide capital appreciation.

----------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                       HOW WE USE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   GROWTH AND INCOME SERIES
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, 90% to 100% of the Series' net assets will be
in a corporation. Stockholders participate in the                     invested in dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: Certificates issued by a U.S.           We may invest without limitation in ADRs. We use them when
bank which represent the bank's holdings of a stated number           we believe they offer better total return opportunities than
of shares of a foreign corporation. An ADR entitles the               U.S. securities.
holder to all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series' must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of assets in illiquid securities.
are privately placed securities whose resale is restricted            For this Series, the 10% limit includes restricted
under securities law.                                                 securities such as privately placed securities that are
                                                                      eligible for resale only among certain institutional buyers
Illiquid securities are securities that do not have a ready           without registration, which are commonly known as "Rule 144A
market, and cannot be easily sold, if at all, at                      Securities" and repurchase agreements with maturities of
approximately the price that the Series has valued them.              over seven days.
----------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. It may invest in global and European depositary receipts and directly in foreign securities; however, the manager has no present intention of doing so. Growth and Income Series reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy, although to the extent it does so it may be unable to meet its investment objective. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING IN GROWTH AND INCOME SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                              RISKS                                        HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                             GROWTH AND INCOME SERIES
----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and do not trade for
confidence.                                                           short-term purposes.
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process designed to identify
expectations for the performance of that industry or for the          undervalued securities before choosing securities for the
individual company issuing the stock or bond.                         portfolio.
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability, changes in               portfolio in foreign corporations through American
currency exchange rates, foreign economic conditions or               Depositary Receipts. We do not invest directly in foreign
inadequate regulatory and accounting standards.                       securities. When we do purchase ADRs, they are generally
                                                                      denominated in U.S. dollars and traded on a U.S. exchange.
----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT
MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGER

John B. Fields has primary responsibility for making day-to-day investment decisions for Growth and Income Series.

JOHN B. FIELDS
Vice President and Senior Portfolio Manager,

Mr. Fields, who has 28 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                         GROWTH AND INCOME SERIES
                                                                                            (FORMERLY DECATUR TOTAL RETURN SERIES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
                                                                           1998        1997         1996        1995         1994
                                                                       --------    --------     --------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                                      $18.800     $15.980      $14.830     $11.480      $12.510
Income (loss) from investment operations
Net investment income                                                     0.361       0.324        0.377       0.416        0.412
Net realized and unrealized gain (loss) on investments                    1.636       4.216        2.398       3.574       (0.422)
                                                                       --------    --------     --------    --------     --------
Total from investment operations                                          1.997       4.540        2.775       3.990       (0.010)
                                                                       --------    --------     --------    --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (0.327)     (0.370)      (0.420)     (0.430)      (0.420)
Distributions from net realized gain on investments                      (1.050)     (1.350)      (1.205)     (0.210)      (0.600)
                                                                       --------    --------     --------    --------     --------
Total dividends and distributions                                        (1.377)     (1.720)      (1.625)     (0.640)      (1.020)
                                                                       --------    --------     --------    --------     --------
NET ASSET VALUE, END OF YEAR                                            $19.420     $18.800      $15.980     $14.830      $11.480
                                                                       ========    ========     ========    ========     ========
TOTAL RETURN(1)                                                          11.35%      31.00%       20.72%      36.12%       (0.20%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $579,907    $401,402     $166,647    $109,003      $72,725
Ratio of expenses to average net assets                                   0.71%       0.71%        0.67%       0.69%        0.71%
Ratio of expenses to average net assets
   prior to expense limitation                                            0.71%       0.71%        0.67%       0.69%        0.71%
Ratio of net investment income to average net assets                      2.00%       2.02%        2.66%       3.24%        3.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                            2.00%       2.02%        2.66%       3.24%        3.63%
Portfolio turnover                                                          81%         54%          81%         85%          91%

-------------------
(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

30
--

INTERNATIONAL EQUITY SERIES

OUR INVESTMENT STRATEGIES

International Equity Series seeks long-term growth without undue risk to principal. The Series invests primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. Under normal circumstances, at least 65% of the Series' total assets will be invested in the securities of issuers from at least three different countries outside of the United States. We may invest in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. We may also invest in sponsored or unsponsored Depositary Receipts.

We use a dividend discount analysis to evaluate opportunities in various countries. This means we look at future anticipated dividends and try to determine what the value of those dividends would be if they were being paid today. This helps us compare the current value of different investments, even in different countries.

We also use what is called a purchasing power parity approach to help us determine what currencies and what markets are overvalued or undervalued relative to the U.S. dollar. We first identify the amount of goods and services that a dollar will buy in the United States. We then compare see how much of a foreign currency is required to buy that same amount of goods and services in another country. We believe that eventually all currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, we consider the foreign currency to be overvalued. When the dollar buys more, we consider the currency to be undervalued.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Fund may invest in countries not listed.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership       We generally invest 90 to 100% of the Series' assets in common
in a corporation. Stockholders participate in the                  stock of companies located in foreign countries.
corporation's profits and losses, proportionate to the
number of shares they own. We generally invest 90 to 100% of the Series' assets in common stock of companies located in
foreign countries.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY CONTRACTS OR FORWARD CONTRACTS: A forward         The Series may invest in securities issued in any currency
contract involves an obligation to purchase or sell a              and may hold foreign currency. Securities of issuers within
specific currency at a future date at a price set at the           a given country may be denominated in the currency of
time of the contract. Forward contracts are used to                another country or in multinational currency units such as
"lock-in" the price of a security it has agreed to purchase        the Euro.
or sell, in terms of U.S. dollars or other currencies.
                                                                   We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into
                                                                   contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may,
                                                                   however, from time to time, purchase or sell foreign
                                                                   currencies and/or engage in forward foreign currency
                                                                   transactions in order to expedite settlement of portfolio
                                                                   transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign
                                                                   currency exchange market or through a forward foreign
                                                                   currency contract or forward contract. The Series will
                                                                   convert currency on a spot basis from time to time, and
                                                                   investors should be aware of the costs of currency
                                                                   conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                   period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              31
                                                                              --

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY SERIES (continued)

THE SECURITIES WE TYPICALLY INVEST IN
(continued)

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY           The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs       EDRs and GDRs, generally focusing on underlying securities
are receipts issued by a U.S. depositary (usually a U.S.           issued by foreign issuers.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries,                  We may invest in such closed-end investment companies if we
investments by a mutual fund may only be made through              believe the country offers good investment opportunities for
investments in closed-end investment companies that in turn        the Series. We may invest in either closed-end or open-end
invest in the securities of such countries.                        investment companies consistent with the 1940 Act
                                                                   requirements. These investments involve an indirect payment of a portion of the expenses, including advisory fees, of
                                                                   such other investment companies.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities that are
resale is restricted under securities law.                         eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                   Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                   securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready           We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                   securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.           of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may invest in futures contracts, and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

32
--

THE RISKS OF INVESTING
IN INTERNATIONAL
EQUITY SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                               RISKS                                                   HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor               predict overall stock market movements and do not trade for
confidence.                                                        short-term purposes.

                                                                   We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of           We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an             one industry and in any individual security. We also follow
individual stock or bond will decline because of changing          a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the       the portfolio.
individual company issuing the stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be            We carefully evaluate the overall situations in the
adversely affected by political instability, changes in            countries where we invest in an attempt to reduce these
currency exchange rates, foreign economic conditions or            risks. We also tend to avoid markets where we believe
inadequate regulatory and accounting standards.                    accounting principles or the regulatory structure are
                                                                   underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of the Series'            We may try to hedge our currency risk by purchasing foreign
investments may be negatively affected by changes in foreign       currency exchange contracts. By agreeing to purchase or sell
currency exchange rates. Adverse changes in exchange rates         foreign securities at a pre-set price on a future date, we
may reduce or eliminate any gains produced by investments          strive to protect the value of the stock in the portfolio
that are denominated in foreign currencies and may increase        from future changes in currency rates. We will use forward
any losses.                                                        currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire            We carefully evaluate the political situations in the
region where we invest may experience political instability,       countries where we invest and take into account any
which may cause greater fluctuation in the value of our            potential risks before we select securities for the
investments due to changes in currency exchange rates,             portfolio. However, there is no way to eliminate political
governmental seizures or nationalization of assets.                risk when investing internationally.
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks            International Equity Series does not invest a significant
associated with international investing will be greater in         portion of its assets in emerging markets, so this is not a
emerging markets than in more developed foreign markets            major risk for the Series. However, if we were to invest in
because, among other things, emerging markets may have less        any emerging market, we would carefully select securities
stable political and economic environments.                        and consider all relevant risks associated with an
                                                                   individual company.
-----------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may       We will attempt to reduce these risks through portfolio
be less liquid, have greater price volatility, less                diversification, credit analysis and attention to trends in
regulation and higher transaction costs than U.S. markets.         the economy, industries and financial markets.
-----------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies         We conduct a great deal of fundamental research on the
are subject to different accounting, auditing and financial        companies that we invest in rather than relying solely on
reporting standards than U.S. companies. There may be less         information available through financial reporting. We
information available about foreign issuers than domestic          believe this will help us to better uncover any potential
issuers. Furthermore, regulatory oversight of foreign              weaknesses in individual companies.
issuers may be less stringent or less consistently applied
than in the United States.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              33
                                                                              --

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY SERIES (continued)

INVESTMENT MANAGER
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.74% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

PORTFOLIO MANAGERS
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

CLIVE A. GILLMORE
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing the Series since its inception.

NIGEL G. MAY
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. May joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                      INTERNATIONAL EQUITY SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 YEAR ENDED 12/31
                                                                 1998           1997           1996          1995            1994
NET ASSET VALUE, BEGINNING OF YEAR                           $ 15.520       $ 15.110       $ 13.120       $11.840         $11.620
Income from investment operations
Net investment income(1)                                        0.386          0.359          0.557         0.419           0.220
Net realized and unrealized gain on investments
   and foreign currencies                                       1.169          0.596          1.966         1.191           0.080
                                                             --------       --------       --------       -------         -------
Total from investment operations                                1.555          0.955          2.523         1.610           0.300
                                                             --------       --------       --------       -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.595)        (0.545)        (0.420)       (0.240)         (0.070)
Distributions from net realized gain on investments              none           none         (0.113)       (0.090)         (0.010)
                                                             --------       --------       --------       -------         -------
Total dividends and distributions                              (0.595)        (0.545)        (0.533)       (0.330)         (0.080)
                                                             --------       --------       --------       -------         -------
NET ASSET VALUE, END OF YEAR                                 $ 16.480       $ 15.520       $ 15.110       $13.120         $11.840
                                                             ========       ========       ========       =======         =======
TOTAL RETURN(2)                                                 10.33%          6.60%         20.03%        13.98%           2.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $243,536       $198,863       $131,428       $81,548         $57,649
Ratio of expenses to average net assets                          0.87%          0.85%          0.80%         0.80%           0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.88%          0.90%          0.91%         0.89%           1.01%
Ratio of net investment income to average net assets             2.41%          2.28%          4.71%         3.69%           2.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                   2.40%          2.23%          4.60%         3.60%           2.42%
Portfolio turnover                                                  5%             7%             8%           19%             13%

(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

REIT SERIES

OUR INVESTMENT STRATEGIES

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

The Series may also purchase preferred stock, convertible securities and mortgage-backed securities.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, futures, options and related activities will not be used for speculative purposes but rather to quickly put money into the stock market at times when the Series' assets are not fully invested in equity securities. Positions in options or futures will generally be eliminated when the Series is able to invest in appropriate securities.

We do not normally intend to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                               HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded            The Series may invest without limitation in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs
invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have
appreciated in value. Mortgage REITs invest the majority of
their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs
indirectly through the Series, a shareholder bears not only a proportionate share of the expenses of the Series, but also, indirectly, similar expenses of the REITs.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY OPERATING COMPANIES: A company that derives    We may invest without limit in REOCs.
at least 50% of its gross revenues or net profits from:
(1) Ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or
(2) products or services related to the real estate industry, such as building supplies or mortgage servicing.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS: Securities     The Series' investments in equity securities of REITs and REOCs
of foreign entities issued directly or, in the case of American     may include, from time to time, sponsored or unsponsored
Depositary Receipts, through a U.S. bank. ADRs are issued by a      American Depositary Receipts actively traded in the United
U.S. bank and represent the bank's holding of a stated number of    States. Equity securities for this purpose include common
shares of a foreign corporation. An ADR entitles the holder to      stocks, securities convertible into common stocks and securities
all dividends and capital gains earned by the underlying foreign    having common stock characteristics, such as rights and warrants
shares. ADRs are bought and sold the same as U.S. securities.       to purchase common stocks.

                                                                    We may invest up to 10% of the Series' assets in foreign
                                                                    securities.
------------------------------------------------------------------------------------------------------------------------------------

THE SECURITIES WE
TYPICALLY INVEST IN
        (continued)

------------------------------------------------------------------------------------------------------------------------------------
                          SECURITIES                                                         HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as the    Typically, we use repurchase agreements as a short-term
Series, and a seller of securities in which the seller agrees to    investment for the Series' cash position. In order to enter into
buy the securities back within a specified time at the same         these repurchase agreements, the Series must have collateral of
price the buyer paid for them, plus an amount equal to an agreed    at least 102% of the repurchase price. Except when the manager
upon interest rate. Repurchase agreements are often viewed as       believes a temporary defensive approach is appropriate, the
equivalent to cash.                                                 Series will not hold more than 5% of its total assets in cash or such short-term investments. All short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by
                                                                    Moody's) or be of comparable quality as determined by the
                                                                    manager.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose resale     We may invest in privately placed securities that are eligible
is restricted under securities law.                                 for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                    Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready market,    We may invest up to 15% of net assets in illiquid securities,
and cannot be easily sold, if at all, at approximately the price    including repurchase agreements with maturities of over seven
that the Series has valued them.                                    days.
------------------------------------------------------------------------------------------------------------------------------------

LENDING SECURITIES REIT Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS REIT Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS REIT Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Series. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Series. We anticipate that the annual turnover rate of the REIT Series will generally not exceed 100%.

THE RISKS OF
INVESTING IN
REIT SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                        HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on stocks
in a certain market - like the stock or bond market will decline    we believe can appreciate over an extended time frame regardless
in value because of factors such as economic conditions, future     of interim market fluctuations. We do not try to predict overall
expectations or investor confidence.                                stock market movements and do not trade for short-term purposes.

                                                                    We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of            In the REIT Series we concentrate on the real estate industry.
securities in a particular industry or the value of an              As a consequence, the share price of the Series may fluctuate in
individual stock or bond will decline because of changing           response to factors affecting that industry, and may fluctuate
expectations for the performance of that industry or for the        more widely than a Portfolio that invests in a broader range of
individual company issuing the stock or bond.                       industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

                                                                    In addition, because the Series is non-diversified, it may invest a greater proportion of its assets in the securities of a single industry than diversified Series. See "Non-diversified risk" below.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease in     The REIT Series is subject to interest rate risk. As interest
value if interest rates rise.                                       rates decline, the value of the Series' investments in real estate investment trusts that hold fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series' investments in real estate investment trusts holding fixed rate obligations can be expected to
                                                                    decline. However, lower interest rates tend to increase the level of refinancing, which can hurt the returns of REITs that hold fixed rate obligations.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY RISK includes among others: possible           Since the Series invests principally in REITs it is subject to
declines in the value of real estate; risks related to general      risks associated with the real estate industry. Investors should
and local economic conditions; possible lack of availability of     carefully consider these risks before investing in the Series.
mortgage funds; overbuilding; extended vacancies of properties;
increases in competition; and changes in interest rates. REITS are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code or to maintain exemptions from the Investment Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------

THE RISKS OF
INVESTING IN
REIT SERIES
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                      RISKS                                                          HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED RISK affects portfolios with a greater              Though the REIT Series will hold a number of different
percentage of assets invested in fewer securities. Adverse          securities, technically, it is considered a non-diversified fund
effects on individual holdings may have a greater impact on         according to the definition in the 1940 Act. In a diversified
performance.                                                        fund, 75% of the portfolio must be diversified, meaning the fund or series cannot invest more than 5% of total assets in an individual security. When a fund is non-diversified, it does not have to limit the percentage of assets invested in individual securities. However, the REIT Series does intent to satisfy the
                                                                    Internal Revenue Code's diversification requirement, which says that for 50% of the Series' assets, no more than 5% of total assets can be invested in any one individual security. The bottom line for shareholders is that 50% of the REIT Series must be spread among various securities, with no more than 5% of total assets invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual securities.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be             We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability, changes in currency    foreign securities; however we typically invest only a small
exchange rates, foreign economic conditions or inadequate           portion of assets in foreign securities.
regulatory and accounting standards.
                                                                    If the Series holds international securities, currency
                                                                    considerations may present risks. The Series may try to reduce this risk by investing in forward foreign currency exchange contracts to neutralize currency risks associated with the purchase of individual securities denominated in a particular currency. See "Futures and options risks" below.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be         We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS RISK Futures contracts, options on futures      The REIT Series may use futures contracts and options on futures
contracts, forward contracts, and certain other options involve     contracts, as well as options on securities for defensive
risks. For example, there may be no correlation between price       purposes and not for speculation. The Series will enter into
changes of an option or futures contract and the assets being       futures contracts and options only as long as no more than 5% of
hedged. This could render the hedging strategy unsuccessful and     the Series' assets are required as futures contract margin
could result in losses.                                             deposits and premiums on options. Obligations under such futures contracts and options on those futures contracts may not exceed
Options and futures contracts on foreign currencies, and forward    20% of the Series' total assets.
contracts, entail particular risks related to conditions
affecting the underlying currency.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER
AND SUB-ADVISER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the Series will pay the manager fee of 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion on an annual basis.

Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. As of November 30, 1998, Lincoln had approximately $41 billion in assets under management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

PORTFOLIO MANAGER

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the REIT Series.

BABAK ZENOUZI
Vice President/Senior Portfolio Manager

Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining Delaware Investments in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant. He has responsibility for making day-to-day investment decisions for this Series regarding its investments in U.S. equity securities. Mr. Zenouzi has been a member of REIT Series' management team since its inception.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                   REIT SERIES
--------------------------------------------------------------------------------
                                                                Period 5/4/98(1)
                                                             through 12/31/98
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.000
Income (loss) from investment operations
Net investment income                                                0.217
Net realized and unrealized loss on investments                     (1.117)
                                                                   -------
Total from investment operations                                    (0.900)
                                                                   -------
Net asset value, end of period                                     $ 9.100
                                                                   =======
Total return(2)                                                      (9.00%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                            $ 5,562
Ratio of expenses to average net assets                               0.85%
Ratio of expenses to average net assets prior to expense
  limitation                                                          1.02%
Ratio of net investment income to average net assets                  6.42%
Ratio of net investment income to average net assets prior
  to expense limitation                                               6.25%
Portfolio turnover                                                      39%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

SMALL CAP VALUE SERIES

OUR INVESTMENT STRATEGIES

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.


THE SECURITIES WE
TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                            HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         SMALL CAP VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Under normal market conditions, we will hold at least 65% of
in a corporation. Stockholders participate in the                     the Series' net assets in common stock of small companies
corporation's profits and losses, proportionate to the                that we believe are selling for less than their true value.
number of shares they own.                                            Generally, we invest 90% to 100% of net assets in these
                                                                      stocks.
-----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded              The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn             typically do so when this sector or specific companies
profits for shareholders.                                             within the sector appeared to offer opportunities for price appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:                  Although Small Cap Value Series may invest up to 25% of its
Securities of foreign entities issued directly or, in the             net assets in foreign securities or depository receipts, the
case of American Depositary Receipts, through a U.S. bank.            manager has no present intention of doing so. We may hold
ADRs are issued by a U.S. bank and represent a stated number          ADRs when we believe they offer greater value and greater
of shares of a foreign corporation that the bank holds in             appreciation potential than U.S. securities.
its vault. An ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign shares. ADRs
are bought and sold the same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose              We may invest in privately placed securities that are
resale is restricted under securities law.                            eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                      securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                      securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.              of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Small Cap Value Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Small Cap Value Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING
IN SMALL CAP VALUE
SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                            RISKS                                                       HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           SMALL CAP VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and do not trade for
confidence.                                                           short-term purposes.

                                                                      We may hold a substantial part of Small Cap Value Series'
                                                                      assets in cash or cash equivalents as a temporary, defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Small Cap Value Series' assets
securities in a particular industry or the value of an                invested in any one industry and in any individual security.
individual stock or bond will decline because of changing             We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the          securities and continuously monitor them while they remain
individual company issuing the stock.                                 in the portfolio.
-----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller                 Small Cap Value Series maintains a well-diversified
companies may be more volatile than larger companies because          portfolio, selects stocks carefully and monitors them
of limited financial resources or dependence on narrow                continuously. And, because we focus on stocks that are
product lines.                                                        already selling at relatively low prices, we believe we may experience less price volatility than small-cap funds that do not use a value-oriented strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease          We analyze each company's financial situation and its
in value if interest rates rise. The risk is generally                cashflow to determine the company's ability to finance
associated with bonds; however, because smaller companies             future expansion and operations. The potential affect that
often borrow money to finance their operations, they may be           rising interest rates might have on a stock is taken into
adversely affected by rising interest rates.                          consideration before the stock is purchased.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of Small Cap Value
adversely affected by political instability, changes in               Series' portfolio in foreign securities. When we do purchase
currency exchange rates, foreign economic conditions or               foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                       dollars. To the extent we invest in foreign securities, we invest primarily in issuers of developed countries, which
                                                                      are less likely to encounter these foreign risks than
                                                                      issuers in developing countries. The Series may use hedging techniques to help offset potential foreign currency losses.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT
MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.73% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

PORTFOLIO MANAGERS

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

CHRISTOPHER S. BECK
Vice President/Senior Portfolio Manager

Mr. Beck has been in the investment business for 18 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

ANDREA GILES
Research Analyst

Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                 SMALL CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year Ended 12/31
                                                                1998        1997         1996        1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.920     $14.500      $12.470     $10.290      $10.210
Income (loss) from investment operations
Net investment income                                           0.196       0.122        0.112       0.192        0.148
Net realized and unrealized gain (loss) on investments         (1.036)      4.338        2.548       2.208       (0.068)
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.840)      4.460        2.660       2.400        0.080
                                                              -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.135)     (0.110)      (0.180)     (0.150)        none
Distributions from net realized gain on investments            (0.495)     (0.930)      (0.450)     (0.070)        none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.630)     (1.040)      (0.630)     (0.220)        none
                                                              -------     -------      -------     -------      -------
Net asset value, end of year                                  $16.450     $17.920      $14.500     $12.470      $10.290
                                                              =======     =======      =======     =======      =======
TOTAL RETURN(1)                                                (4.79%)     32.91%       22.55%      23.85%        0.78%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $103,989     $84,071      $23,683     $11,929       $6,291
Ratio of expenses to average net assets                         0.83%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.85%       0.90%        0.99%       0.96%        1.41%
Ratio of net investment income to average net assets            1.32%       1.24%        1.28%       2.13%        2.62%
Ratio of net investment income to average net assets
   prior to expense limitation                                  1.30%       1.14%        1.09%       1.97%        2.01%
Portfolio turnover                                                45%         41%          84%         71%          26%

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

SOCIAL AWARENESS SERIES

OUR INVESTMENT STRATEGIES

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                           SECURITIES                                                       HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       SOCIAL AWARENESS SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock of medium-to large-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted            For this Series, the 10% limit includes restricted securities
under securities law.                                                 such as privately placed securities that are eligible for
                                                                      resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready           registration, which are commonly known as "Rule 144A
market, and cannot be easily sold, if at all, at                      Securities" and repurchase agreements with maturities of over
approximately the price that the Series has valued them.              seven days.
------------------------------------------------------------------------------------------------------------------------------------


Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Series may also invest in foreign securities directly (although we have no present intention to do so) or through depositary receipts. It may hold cash, short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes, although to the extent it does so it may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

PORTFOLIO TURNOVER We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING IN SOCIAL AWARENESS SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       RISKS                                                          HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         SOCIAL AWARENESS SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and do not trade for
confidence.                                                           short-term purposes.

                                                                      We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Social Awareness Series' assets
securities in a particular industry or the value of an                invested in any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the          Because Social Awareness Series avoids investing in companies
individual company issuing the stock or bond.                         that don't meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than
                                                                      similar funds or market indexes. This could affect its
                                                                      performance positively or negatively, depending on the
                                                                      performance of those sectors.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, or can only be sold at approximately the price that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
LIMITED MARKET RISK is the risk that because the Series
avoids certain companies not considered socially                      Because the Series only invests in companies that meet its
responsible, it could miss out on strong performance from             definition of "socially responsible," this risk is
those companies.                                                      unavoidable.
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT MANAGER
AND SUB-ADVISER

The Series is managed by Delaware Management Company. Vantage Investment Advisors is the Series' sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.69% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management in excess of $9.34 billion as of December 31, 1998.

PORTFOLIO MANAGERS

T. Scott Wittman, Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for Social Awareness Series.

T. SCOTT WITTMAN
President, Vantage Investment Advisors

His responsibilities with Vantage Investment Advisors include both business administration and equity portfolio management. Mr. Wittman is a Certified Financial Analyst (CFA). He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems. Mr. Wittman has had primary responsibility for making day-to-day investment decisions for the Social Awareness Series since its inception.

ENRIQUE CHANG
Senior Vice President and Chief Investment Officer, Vantage Investment Advisors

Mr. Chang became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

CHRISTOPHER P. HARVEY
Vice President, Vantage Investment Advisors

Mr. Harvey became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                        SOCIAL AWARENESS SERIES
---------------------------------------------------------------------------------------------------------------
                                                                             Year Ended 12/31     Period 5/1/97(1)
                                                                                         1998  through 12/31/97
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $12.840           $10.000
Income from investment operations
Net investment income                                                                   0.065             0.051
Net realized and unrealized gain on investments                                         1.880             2.789
                                                                                      -------           -------
Total from investment operations                                                        1.945             2.840
                                                                                      -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                   (0.050)            none
Distributions from net realized gain on investments                                    (0.185)            none
                                                                                      -------           -------
Total dividends and distributions                                                      (0.235)            none
                                                                                      -------           -------
Net asset value, end of period                                                        $14.550           $12.840
                                                                                      =======           =======
TOTAL RETURN(2)                                                                         15.45%            28.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                               $26,962            $7,800
Ratio of expenses to average net assets                                                  0.83%             0.80%
Ratio of expenses to average net assets prior to expense limitation                      0.89%             1.40%
Ratio of net investment income to average net assets                                     0.80%             1.13%
Ratio of net investment income to average net assets prior to expense limitation         0.74%             0.53%
Portfolio turnover                                                                         30%               52%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

TREND SERIES

OUR INVESTMENT STRATEGIES

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                         HOW WE USE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          TREND SERIES

----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock of small growth-oriented companies
corporation's profits and losses, proportionate to the
number of shares they own.
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: ADRs are issued by a U.S. bank          We may hold ADRs when we believe they offer greater
and represent the bank's holdings of a stated number of               appreciation potential than U.S. securities.
shares of a foreign corporation. An ADR entitles the holder
to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose              We may invest in privately placed securities that are
resale is restricted under securities law.                            eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                      securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                      securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.              of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Trend Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES
Trend Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
Trend Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS
Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER
We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

THE RISKS OF INVESTING IN TREND SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Trend Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.



----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                     HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          TREND SERIES
----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.

                                                                      We may hold a substantial part of Trend Series' assets in cash or cash equivalents as a temporary, defensive strategy.
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Trend Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.
----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller                 Trend Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because          stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies             expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be           interest rates might have on a stock is taken into
adversely affected by rising interest rates.                          consideration before the stock is purchased.
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability, changes in               portfolio in foreign corporations through American
currency exchange rates, foreign economic conditions or               Depositary Receipts. We do not invest directly in foreign
inadequate regulatory and accounting standards.                       securities. When we do purchase ADRs, they are generally
                                                                      denominated in U.S. dollars and traded on a U.S. exchange.
----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, or can only be sold at approximately the price that the Series has valued them.
----------------------------------------------------------------------------------------------------------------------------------

        INVESTMENT  The Series is managed by Delaware Management Company.
           MANAGER Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.71% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

PORTFOLIO MANAGERS  Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski and Lori P. Wachs.

                    GERALD S. FREY
                    Vice President/Senior Portfolio Manager
                    Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

                    MARSHALL T. BASSETT
                    Vice President
                    Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

                    JOHN A. HEFFERN
                    Vice President
                    Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                    JEFFREY W. HYNOSKI
                    Vice President
                    Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                    LORI P. WACHS
                    Vice President
                    Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                           TREND SERIES
------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year Ended 12/31
                                                                 1998       1997         1996        1995        1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.380     $14.560      $14.020     $10.160      $10.200
Income (loss) from investment operations
Net investment income                                           0.006       0.019        0.050       0.098        0.079
Net realized and unrealized gain (loss) on investments          2.736       3.031        1.380       3.852       (0.119)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                2.742       3.050        1.430       3.950       (0.040)
                                                             --------    --------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.020)     (0.050)      (0.090)     (0.090)        none
Distributions from net realized gain on investments            (0.342)     (0.180)      (0.800)       none         none
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                              (0.362)     (0.230)      (0.890)     (0.090)        none
                                                             --------    --------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                  $19.760     $17.380      $14.560     $14.020      $10.160
                                                             ========    ========      =======     =======      =======
TOTAL RETURN(1)                                                16.04%      21.37%       11.00%      39.21%       (0.39%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $168,251    $118,276      $56,423     $20,510       $7,087
Ratio of expenses to average net assets                         0.81%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.85%       0.88%        0.92%       0.96%        1.47%
Ratio of net investment income to average net assets            0.03%       0.16%        0.56%       1.03%        1.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                 (0.01%)      0.08%        0.44%       0.87%        0.96%
Portfolio turnover                                               121%        125%         112%         76%          59%


(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

IMPORTANT INFORMATION ABOUT ALL SERIES

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS

A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGERS

Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 Delaware International Advisers Ltd., Third Floor, 80 Cheapside London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

SUB-ADVISERS

Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802 Vantage Investment Advisors, 630 Fifth Avenue, New York, NY 10111

A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

PORTFOLIO MANAGERS

Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See "Information about individual Series" for information about the portfolio managers of the various series.

DISTRIBUTOR

Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103
Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See Valuation of shares.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine a Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

A significant portion of the portfolio securities of the Emerging Markets, Global Bond, International Equity and Strategic Income Series are listed on foreign exchanges. From time to time, other Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of these Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS,
DISTRIBUTIONS AND TAXES

For the Capital Reserves, Cash Reserve, and Delchester Series, dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

For the Delaware Balanced, Global Bond and Growth and Income Series, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

For the Aggressive Growth, Convertible Securities, DelCap, Devon, Emerging Markets, International Equity, REIT, Small Cap Value, Social Awareness, Strategic Income and Trend Series, dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

A Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series

DIVIDENDS,
DISTRIBUTIONS AND TAXES
(continued)

but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, each Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of each Series. The Year 2000 Problem may also adversely affect the issuers of securities in which each Series invests. Consistent with the investment process utilized for the selection of securities for the Social Awareness Series, the portfolio managers focus solely on the quantitative characteristics of the equity securities in which the Series invests. This process assumes that the effect of the Year 2000 problem on each company is already relected in those characteristics. Accordingly, except for surveying the widely reported information regarding the companies in which the Series invests, no additional Year 2000 due diligence is performed. The portfolio managers and investment professionals of the other Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.







Investment Company Act File Number: 811-5162


DELAWARE(sm)
INVESTMENTS
Philadelphia o London

DELAWARE(sm)
INVESTMENTS
-----------
PHILADELPHIA O LONDON

DELAWARE GROUP
PREMIUM FUND, INC.
1818 Market Street,
Philadelphia, PA 19103
PROSPECTUS May 1, 1999

This Prospectus offers 17 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH SERIES - seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Aggressive Growth Fund of Voyageur Mutual Funds III, Inc., a separate fund in the Delaware Investments family.

CAPITAL RESERVES SERIES - seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

CASH RESERVE SERIES - a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family. THE SHARES OF CASH RESERVE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE.

CONVERTIBLE SECURITIES SERIES - seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities.

DELAWARE BALANCED SERIES (FORMERLY DELAWARE SERIES) - seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

DELCAP SERIES - seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family.

DELCHESTER SERIES - seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

DEVON SERIES - seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

EMERGING MARKETS SERIES - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. This Series has the same objective and investment disciplines as Emerging Markets Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

GLOBAL BOND SERIES - seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

GROWTH AND INCOME SERIES (FORMERLY DECATUR TOTAL RETURN SERIES) - seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Growth and Income Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

INTERNATIONAL EQUITY SERIES - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

REIT SERIES - seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family.

SMALL CAP VALUE SERIES - seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

SOCIAL AWARENESS SERIES - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

STRATEGIC INCOME SERIES - seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family.

TREND SERIES - seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Equity Funds III, Inc., a separate fund in the Delaware Investments family.

THE GLOBAL BOND SERIES AND THE CONVERTIBLE SECURITIES SERIES ARE NOT AVAILABLE IN THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE PRODUCT.

TABLE OF CONTENTS

                                            ------------------------------------
                                            PROFILES    HOW WE MANAGE THE SERIES
                                                             (Strategies, Risks,
                                                             Portfolio managers,
                                                           Financial highlights)

Aggressive Growth Series                     Page 2                   Page 19
Capital Reserves Series                           3                        22
Cash Reserve Series                               4                        26
Convertible Securities Series                     5                        28
Delaware Balanced Series                          6                        33
DelCap Series                                     7                        38
Delchester Series                                 8                        42
Devon Series                                      9                        47
Emerging Markets Series                          10                        51
Global Bond Series                               11                        58
Growth and Income Series                         12                        65
International Equity Series                      13                        69
REIT Series                                      14                        74
Small Cap Value Series                           15                        79
Social Awareness Series                          16                        83
Strategic Income Series                          17                        87
Trend Series                                     18                        94

IMPORTANT INFORMATION ABOUT ALL SERIES
Fund administration (Who's who)             Page 98
Purchase and redemption of shares                99
Valuation of shares                              99
Dividends, distributions and taxes               99
Year 2000                                       100

PROFILE: AGGRESSIVE GROWTH SERIES
--------------------------------------------------------------------------------

WHAT ARE THE SERIES' GOALS?

   Aggressive Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth. Aggressive Growth Series will use the same investment strategy as Aggressive Growth Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, because Aggressive Growth Series invests in companies of all sizes, some of the companies it chooses may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Aggressive Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o  Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

WHO SHOULD NOT INVEST IN THE SERIES

o  Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

PROFILE: CAPITAL RESERVES SERIES
--------------------------------------------------------------------------------

WHAT ARE THE SERIES' GOALS?

   Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Capital Reserves Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o  Investors with long-term financial goals.

o Investors looking for relatively stable and high income flow.

o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

WHO SHOULD NOT INVEST IN THE SERIES

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS CAPITAL RESERVES SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Capital Reserves Series. We show how returns for Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Capital Reserves Series had a year-to-date return of 0.17%. During the periods illustrated in this bar chart, Capital Reserves Series' highest return was 4.35% for the quarter ended June 30, 1995 and its lowest return was -2.21% for the quarter ended March 31, 1994.


                                                       YEAR-BY-YEAR TOTAL RETURN

--------------------------------------------------------------------------- 15%

                                                14.08%

--------------------------------------------------------------------------- 12



---------------------------------------------------------------------------  9
 8.86%        8.84%
       8.23%                    7.85%                           7.60%
                       7.20%                                          6.78%
---------------------------------------------------------------------------  6

                                                        4.05%

---------------------------------------------------------------------------  3



---------------------------------------------------------------------------  0

                                      -2.68%

--------------------------------------------------------------------------- -3
 1989  1990   1991    1992     1993    1994     1995    1996   1997   1998


AVERAGE ANNUAL RETURNS for the period ending 12/31/98


--------------------------------------------------------------------------------
                                  CAPITAL RESERVES  LEHMAN BROTHERS INTERMEDIATE
                                        SERIES       GOVERNMENT CORPORATE INDEX
--------------------------------------------------------------------------------
1 year                                   6.78%                  8.44%
5 years                                  5.82%                  6.60%
10 years                                 7.00%                  8.52%

The Series returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Index. Lehman Brothers Intermediate Government Corporate Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: CASH RESERVE SERIES
--------------------------------------------------------------------------------

WHAT ARE THE SERIES' GOALS?

   Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Cash Reserve Series invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We typically maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 13 months. We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Group Cash Reserve, Inc. a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in Cash Reserve Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.


WHO SHOULD INVEST IN THE SERIES

o  Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

WHO SHOULD NOT INVEST IN THE SERIES

o  Investors with long-term financial goals.

o Investors looking for relatively high income flow.

HOW HAS CASH RESERVE SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Cash Reserve Series. We show how returns for Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Cash Reserve Series had a year-to-date return of 1.12%. During the periods illustrated in this bar chart, Cash Reserve Series' highest return was 2.22% for the quarter ended June 30, 1989 and its lowest return was 0.58% for the quarter ended June 30, 1993.

                                                       YEAR-BY-YEAR TOTAL RETURN


--------------------------------------------------------------------------- 10%

 8.61%

---------------------------------------------------------------------------  8

       7.56%

---------------------------------------------------------------------------  6
              5.58%                              5.48%
                                                                5.10% 5.08%
                                                        4.93%
---------------------------------------------------------------------------  4
                                       3.68%
                       3.25%
                                2.48%
---------------------------------------------------------------------------  2



---------------------------------------------------------------------------  0
 1989  1990   1991    1992     1993    1994     1995    1996   1997   1998


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98

--------------------------------------------------------------------------------
                                                            CASH RESERVE
                                                               SERIES
--------------------------------------------------------------------------------
   1 year                                                       5.08%
   5 years                                                      4.85%
   10 years                                                     5.16%

PROFILE: CONVERTIBLE SECURITIES SERIES

WHAT ARE THE SERIES' GOALS?
    Convertible Securities Series seeks a high level of total return on its assets through a combination of current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Convertible Securities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS CONVERTIBLE SECURITIES SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Convertible Securities Series. We show returns for Convertible Securities Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Convertible Securities Series had a year-to-date return of -1.32%. During the period illustrated in this bar chart, Convertible Securities Series' highest return was 8.14% for the quarter ended December 31, 1998 and its lowest return was -10.65% for the quarter ended September 30, 1998.

                                                                   TOTAL RETURN

---------------------------------------------------------------------- 10%

----------------------------------------------------------------------  8

----------------------------------------------------------------------  6

----------------------------------------------------------------------  4

----------------------------------------------------------------------  2

----------------------------------------------------------------------  0
                                  -1.17%
---------------------------------------------------------------------- -2
                                   1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98

-------------------------------------------------------------------------------
                            CONVERTIBLE SECURITIES          MERILL LYNCH
                                    SERIES          CONVERTIBLE SECURITIES INDEX
-------------------------------------------------------------------------------
1 year                              -1.17%                     8.21%
-------------------------------------------------------------------------------
Since Inception (5/1/97)             8.91%                    15.20%


The Series returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: DELAWARE BALANCED SERIES
   (formerly Delaware Series)

WHAT ARE THE SERIES' GOALS?
    Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds. Delaware Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Delaware Balanced Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for stocks and bonds combined in a single investment.

o Investors seeking a measure of capital preservation.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS DELAWARE BALANCED SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Delaware Balanced Series. We show how returns for Delaware Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Delaware Balanced Series had a year-to-date return of -6.16%. During the period illustrated in this bar chart, Delaware Balanced Series' highest return was 15.89% for the quarter ended December 31, 1998 and its lowest return was -12.93% for the quarter ended September 30, 1990.

                                                       YEAR-BY-YEAR TOTAL RETURN

---------------------------------------------------------------------- 30%
             26.59%                     26.58%        26.40%
---------------------------------------------------------------------- 24
                                                              18.62%
---------------------------------------------------------------------- 18
16.60%              13.85%                      15.91%
---------------------------------------------------------------------- 12
                           8.18%
----------------------------------------------------------------------  6

----------------------------------------------------------------------  0
      -0.18%                      -0.15%
---------------------------------------------------------------------- -6
1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98

--------------------------------------------------------------------------------
            DELAWARE BALANCED            S&P           LEHMAN BROTHERS
                 SERIES                  500        AGGREGATE BOND INDEX
--------------------------------------------------------------------------------
1 year           18.62%                 28.60%             8.69%
--------------------------------------------------------------------------------
5 years          17.04%                 24.05%             7.27%
--------------------------------------------------------------------------------
10 years         14.83%                 19.19%             9.26%

The Series returns are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds. Neither index is a perfect comparison to Delaware Balanced Series since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: DELCAP SERIES

WHAT ARE THE SERIES' GOALS?
    DelCap Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of medium-sized companies that are of superior quality and which we believe will grow more rapidly than the average of stocks listed in the S&P 500 Stock Index.

DelCap Series uses the same investment strategy as DelCap Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the DelCap Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that DelCap Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in DelCap Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of medium-sized companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS DELCAP SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in DelCap Series. We show how returns for DelCap Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, DelCap Series had a year-to-date return of 1.19%. During the periods illustrated in this bar chart, DelCap Series' highest return was 24.58% for the quarter ended December 31, 1998 and its lowest return was -16.07% for the quarter ended September 30, 1998.

                                                       YEAR-BY-YEAR TOTAL RETURN

---------------------------------------------------------------------- 30%
                            29.53%
---------------------------------------------------------------------- 24
                                                         18.81%
---------------------------------------------------------------------- 18
                                      14.46%   14.90%
---------------------------------------------------------------------- 12
        11.56%
----------------------------------------------------------------------  6
1.99%
----------------------------------------------------------------------  0
                  -3.54%
---------------------------------------------------------------------- -6
1992      1993     1994      1995      1996      1997      1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                     DELCAP               RUSSELL MIDCAP
                                     SERIES                GROWTH INDEX
--------------------------------------------------------------------------------
   1 year                             18.81%                  17.86%
--------------------------------------------------------------------------------
   5 years                            14.32%                  17.34%
--------------------------------------------------------------------------------
   Since Inception (7/12/91)          12.74%                  17.08%

The Series returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index contains Russell Midcap (800) securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: DELCHESTER SERIES

WHAT ARE THE SERIES' GOALS?
     Delchester Series seeks the highest current income, which the manager believes is consistent with prudent investment management. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in fixed-income securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. These include:

o Corporate Bonds. We expect to invest the majority of the Series' assets primarily in bonds rated BBB or lower by S&P. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds. Unrated bonds may be more speculative in nature than rated bonds;

o Government Securities. Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

o Commercial Paper. Commercial paper of companies rated A-1 or A-2 by Standard & Poor's Ratings Group or rated P-1 or P-2 by Moody's Investors Service, Inc., which are the two highest commercial paper ratings.

Delchester Series uses the same investment strategy as Delchester Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. Bonds rated below investment grade are subject to a higher credit risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Delchester Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking a fixed-income investment that offers potential for very high current income.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS DELCHESTER SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Delchester Series. We show how returns for Delchester Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Delchester Series had a year-to-date return of 1.37%. During the periods illustrated in this bar chart, Delchester Series' highest return was 15.95% for the quarter ended March 31, 1991 and its lowest return was -7.20% for the quarter ended September 30, 1998.


                                                       YEAR-BY-YEAR TOTAL RETURN

---------------------------------------------------------------------------- 40%
                37.54%
---------------------------------------------------------------------------- 32

---------------------------------------------------------------------------- 24
                                16.36%          15.50%
---------------------------------------------------------------------------- 16
                       13.44%                          12.79%  13.63%
----------------------------------------------------------------------------  8
4.62%
----------------------------------------------------------------------------  0
       -7.13                           -2.87%                         -1.83%
---------------------------------------------------------------------------- -8
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                     DELCHESTER           SALOMON SMITH BARNEY
                                      SERIES           CASH PAY HIGH-YIELD INDEX
--------------------------------------------------------------------------------
   1 year                               -1.83%                      4.43%
--------------------------------------------------------------------------------
   5 years                               7.14%                      9.13%
--------------------------------------------------------------------------------
   10 years                              9.55%                     10.57%

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes cash-pay bonds and excludes deferred-interest and bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: DEVON SERIES

WHAT ARE THE SERIES' GOALS?
     Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time. Devon Series uses the same investment strategy as Devon Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio.

This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals. w Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS DEVON SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Devon Series. We show returns for Devon Series over the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented below does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Devon Series had a year-to-date return of -8.35%. During the period illustrated in this bar chart, Devon Series' highest return was 20.81% for the quarter ended December 31, 1998 and its lowest return was -8.19% for the quarter ended September 30, 1998.


                                                                 TOTAL RETURN

---------------------------------------------------------------------------  30%
                                   24.05%
---------------------------------------------------------------------------  25

---------------------------------------------------------------------------  20

---------------------------------------------------------------------------  15

---------------------------------------------------------------------------  10

---------------------------------------------------------------------------   5

---------------------------------------------------------------------------   0
                                    1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                             DEVON                S&P 500
                                             SERIES                INDEX
--------------------------------------------------------------------------------
1 year                                       24.05%               28.60%
--------------------------------------------------------------------------------
Since Inception (5/1/97)                     31.44%               31.31%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: EMERGING MARKETS SERIES

WHAT ARE THE SERIES' GOALS?
     The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of companies in at least three different countries that are considered to be emerging or developing. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. Emerging Markets Series uses the same investment strategy as Emerging Markets Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests primarily in international securities in emerging market countries as well as in established countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. The Series is considered "non-diversified" under federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.


WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand the significant risks associated with investing in emerging markets.

HOW HAS EMERGING MARKETS SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Emerging Markets Series. We show returns for Emerging Markets Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Emerging Markets Series had a year-to-date return of 3.62%. During the period illustrated in this bar chart, Emerging Markets Series highest return was 7.61% for the quarter ended March 31, 1998 and its lowest return was -22.25% for the quarter ended June 30, 1998.


                                                                  TOTAL RETURN

---------------------------------------------------------------------------   0%

---------------------------------------------------------------------------  -6%

--------------------------------------------------------------------------- -12

--------------------------------------------------------------------------- -24

--------------------------------------------------------------------------- -30
                                -32.48%
--------------------------------------------------------------------------- -36
                                 1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                              EMERGING MARKETS      MORGAN STANLEY INTERNATIONAL
                                 SERIES             EMERGING MARKETS FREE INDEX
--------------------------------------------------------------------------------
1 year                           -32.48%                      -25.34%
--------------------------------------------------------------------------------
Since inception (5/1/97)         -26.37%                      -25.80%

The Series returns are compared to the performance of the Morgan Stanley International Emerging Markets Free Index. The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: GLOBAL BOND SERIES

WHAT ARE THE SERIES' GOALS?
           Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. Global Bond Series uses the same investment strategy as Global Bond Series, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in bond prices that can be caused by a drop in the bond market or an adverse change in interest rates. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. Additionally, the Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o Investors seeking a measure of capital appreciation.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.


HOW HAS GLOBAL BOND SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Global Bond Series. We show how returns varied for Global Bond Series for the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Global Bond Series had a year-to-date return of -0.78%. During the periods illustrated in this bar chart, Global Bond Series' highest return was 4.25% for the quarter ended September 30, 1998 and its lowest return was -3.07% for the quarter ended March 31, 1997.

                                                       YEAR-BY-YEAR TOTAL RETURN


---------------------------------------------------------------------------  10%


---------------------------------------------------------------------------   8
                                          7.82%

---------------------------------------------------------------------------   6


---------------------------------------------------------------------------   4


---------------------------------------------------------------------------   2
           0.88%

---------------------------------------------------------------------------   0
            1997                          1998


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98




                              GLOBAL BOND                SALOMON SMITH BARNEY
                                 SERIES              WORLD GOVERNMENT BOND INDEX

1 year                            7.82%                         15.31%
Since inception (5/2/96)          7.61%                          7.91%

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: GROWTH AND INCOME SERIES
   (FORMERLY DECATUR TOTAL RETURN SERIES)

WHAT ARE THE SERIES' GOALS?
           The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock already in the portfolio falls below the average of the S&P 500, we generally sell that stock. Growth and Income Series uses the same investment strategy as Growth and Income Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or sectors. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

HOW HAS GROWTH AND INCOME SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns for Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Growth and Income Series had a year-to-date return of -0.83%. During the periods illustrated in this bar chart, Growth and Income Series' highest return was 13.46% for the quarter ended December 31, 1998 and its lowest was -15.79% for the quarter ended September 30, 1990.


                                                       YEAR-BY-YEAR TOTAL RETURN

---------------------------------------------------------------------------  40%
                                               36.12%

---------------------------------------------------------------------------  32
                                                              31.00%

---------------------------------------------------------------------------  24
               22.32%                                 20.72%
                               15.45%
---------------------------------------------------------------------------  16
13.04%                                                               11.35%
                        8.83%
---------------------------------------------------------------------------   8


---------------------------------------------------------------------------   0
                                      -0.20%

---------------------------------------------------------------------------  -8
      -13.31%

--------------------------------------------------------------------------- -16
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98


                                 GROWTH AND INCOME                   S&P 500
                                       SERIES                         INDEX

   1 year                              11.35%                         28.60%
   5 years                             19.06%                         24.05%
   10 years                            13.67%                         19.19%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: INTERNATIONAL EQUITY SERIES

WHAT ARE THE SERIES' GOALS?
           The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, at least 65% of the Series' total assets will be invested in equity securities of companies from at least three foreign countries. A company is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. International Equity Series uses the same investment strategy as International Equity Series, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals

o Investors looking for a portfolio of international equity securities.

o Investors seeking a measure of capital appreciation and income.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign equity and fixed-income securities.

o Investors looking for an investment that provides a high level of income.

HOW HAS INTERNATIONAL EQUITY SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in International Equity Series. We show how returns for International Equity Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, International Equity Series had a year-to-date return of 2.28%. During the periods illustrated in this bar chart, International Equity Series' highest return was 14.44% for the quarter ended December 31, 1998 and its lowest return was -14.24% for the quarter ended September 30, 1998.

                                                       YEAR-BY-YEAR TOTAL RETURN

---------------------------------------------------------------------------  24%

                                        20.03%
---------------------------------------------------------------------------  20


---------------------------------------------------------------------------  16
15.97%
                          13.98%
---------------------------------------------------------------------------  12
                                                                     10.33%

---------------------------------------------------------------------------   8
                                                       6.60%

---------------------------------------------------------------------------   4
              2.57%

---------------------------------------------------------------------------   0
1993          1994          1995          1996          1997          1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98


                               INTERNATIONAL EQUITY                   MORGAN STANLEY CAPITAL INTERNATIONAL
                                      SERIES                        EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX
1 year                                10.33%                                          20.33%

5 years                               10.54%                                           9.50%

Since inception (10/29/92)            11.14%                                          13.00%

The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: REIT SERIES

WHAT ARE THE SERIES' GOALS?
           The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The REIT Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts, commonly known as REITs. The REIT Series is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means that with respect to 50% of its assets, the Series may invest more than 5% of net assets in a single security. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks. REIT Series uses the same investment strategy as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II, separate funds in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the REIT Series will increase and decrease according to changes in the value of the securities held in the portfolio. The Series' value and yields will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "The risks of investing in REIT Series" for further information about these and other risks.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate investment for you.

WHO SHOULD INVEST IN THE SERIES

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking current income.

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

PROFILE: SMALL CAP VALUE SERIES

WHAT ARE THE SERIES' GOALS?
    Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward. Small Cap Value Series uses the same investment strategy as Small Cap Value Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Small Cap Value Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS SMALL CAP VALUE SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Small Cap Value Series. We show how returns for Small Cap Value Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Small Cap Value Series had a year-to-date return of -9.94%. During the periods illustrated in this bar chart, Small Cap Value Series' highest return was 12.59% for the quarter ended December 31, 1998 and its lowest return was -16.13% for the quarter ended September 30, 1998.

                                                       YEAR-BY-YEAR TOTAL RETURN

-------------------------------------------------------------------- 35%
                                   32.91%
-------------------------------------------------------------------- 28
           23.85%      22.55%
-------------------------------------------------------------------- 21

-------------------------------------------------------------------- 14

--------------------------------------------------------------------  7
0.78%
--------------------------------------------------------------------  0
                                                -4.79%
-------------------------------------------------------------------- -7
1994         1995        1996        1997         1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                SMALL CAP VALUE            RUSSELL 2000
                                    SERIES                     INDEX
--------------------------------------------------------------------------------
1 year                               -4.79%                   -2.55%
--------------------------------------------------------------------------------
5 years                              14.12%                   11.87%
--------------------------------------------------------------------------------
Since inception (12/27/93)           14.55%                   11.87%

The Series returns are compared to the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: SOCIAL AWARENESS SERIES

WHAT ARE THE SERIES' GOALS?
    Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria exclude companies that:

o engage in activities likely to result in damage to the natural environment

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power

o manufacture or contract for military weapons

o are in the liquor, tobacco or gambling industries

o conduct animal testing for cosmetic or personal care products.

Social Awareness Series uses the same investment strategy as Social Awareness Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.

HOW HAS SOCIAL AWARENESS SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Social Awareness Series. We show returns for Social Awareness Series over the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Social Awareness Series had a year-to-date return of -0.27%. During the period illustrated in this bar chart, Social Awareness Series' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest return was -17.21% for the quarter ended September 30, 1998.

                                                                    TOTAL RETURN

-------------------------------------------------------------------- 18%
                                  15.45%
-------------------------------------------------------------------- 15

-------------------------------------------------------------------- 12

--------------------------------------------------------------------  9

--------------------------------------------------------------------  6

--------------------------------------------------------------------  3

--------------------------------------------------------------------  0
                                   1998


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                SOCIAL AWARENESS              S&P 500
                                     SERIES                    INDEX
--------------------------------------------------------------------------------
   1 year                            15.45%                    28.60%
--------------------------------------------------------------------------------
   Since Inception (5/1/97)          26.56%                    31.31%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: STRATEGIC INCOME SERIES

WHAT ARE THE SERIES' GOALS?
    Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o a High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities (commonly known as "junk bonds") issued by U.S. companies;

o an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

o an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

Strategic Income Series uses the same investment strategy as Strategic Income Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, bonds rated below investment grade are subject to a higher credit risk that issuers will be unable to make payments of interest or principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Strategic Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS STRATEGIC INCOME SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Strategic Income Series. We show returns for Strategic Income Series over the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Strategic Income Series had a year-to-date return of 0.42%. During the period illustrated in this bar chart, Strategic Income Series' highest return was 2.05% for the quarter ended March 31, 1998 and its lowest return was -0.95% for the quarter ended September 30, 1998.

                                                                    TOTAL RETURN

-------------------------------------------------------------------- 4%

-------------------------------------------------------------------- 3
                                   2.63%
-------------------------------------------------------------------- 2

-------------------------------------------------------------------- 1

-------------------------------------------------------------------- 0
                                   1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                             STRATEGIC INCOME         LEHMAN BROTHERS AGGREGATE
                                  SERIES                     BOND INDEX
--------------------------------------------------------------------------------
1 year                             2.63%                       8.69%
--------------------------------------------------------------------------------
Since Inception (5/1/97)           5.29%                      10.46%

The Series returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is comprised of approximately 6000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds weighted in the index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: TREND SERIES

WHAT ARE THE SERIES' GOALS?
     Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

Trend Series uses the same investment strategy as Trend Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS THE TREND SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE help you evaluate the potential risks of investing in Trend Series. We show how returns for Trend Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Trend Series had a year-to-date return of 2.54%. During the periods illustrated in this bar chart, Trend Series' highest return was 23.75% for the quarter ended December 31, 1998 and its lowest return was -15.51% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                                                      YEAR-BY-YEAR TOTAL RETURN

                  39.21%
---------------------------------------------------------------------------  40%


---------------------------------------------------------------------------  32


---------------------------------------------------------------------------  24
                                                 21.37%
                                                                  16.04%
---------------------------------------------------------------------------  16

                                   11.00%
---------------------------------------------------------------------------   8


---------------------------------------------------------------------------   0

  -0.39%
---------------------------------------------------------------------------  -8
   1994            1995            1996            1997            1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                                      TREND    RUSSELL 2000
                                                      SERIES   GROWTH INDEX
--------------------------------------------------------------------------------
1 year                                                16.04%       1.23%
--------------------------------------------------------------------------------
5 years                                               16.73%      10.22%
--------------------------------------------------------------------------------
Since inception (12/27/93)                            17.15%      10.22%

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

HOW WE MANAGE THE SERIES

AGGRESSIVE GROWTH SERIES

OUR INVESTMENT STRATEGIES

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o A history of high growth in earnings-per-share

o Projections for high future growth or acceleration in earnings-per-share

o A price-to-earnings ratio that is low relative to other stocks

o Discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company, looking at capability of the management team, strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

Because some of the smaller companies we select may still be in their early developmental stages and therefore involve greater risks, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. We generally balance our holdings of small companies with investments in medium-size and large companies.

THE SECURITIES WE
TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                         HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     AGGRESSIVE GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership in     Generally, we invest 90% to 100% of net assets in common stock.
a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer and seller      Typically, we use repurchase agreements as a short-term
of securities in which the seller agrees to buy the securities      investment for the Series' cash position. In order to enter into
back within a specified time at the same price the buyer paid       these repurchase agreements, the Series must have collateral of
for them, plus an amount equal to an agreed upon interest           at least 102% of the repurchase price.
rate. Repurchase agreements are often viewed as equivalent
to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose resale     We may invest in privately placed securities that are eligible
is restricted under securities law.                                 for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                    Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready market,    We may invest up to 15% of net assets in illiquid securities,
and cannot be easily sold, if at all, at approximately the price    including repurchase agreements with maturities of over seven
that the Series has valued them.                                    days.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              19

Aggressive Growth Series may also invest in other securities including preferred stocks, convertible securities, warrants, rights, and debt securities of government or corporate issuers. Aggressive Growth Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You will be able to find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Aggressive Growth Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Aggressive Growth Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Aggressive Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Aggressive Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

THE RISKS OF INVESTING
IN AGGRESSIVE
GROWTH SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Aggressive Growth Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                      RISKS                                                        HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     AGGRESSIVE GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on stocks
in a certain market - like the stock or bond market - will          we believe can appreciate over an extended time frame regardless
decline in value because of factors such as economic conditions,    of interim market fluctuations. We do not try to predict overall
future expectations or investor confidence.                         stock market movements and though we may hold securities for any amount of time, we typically do not trade for short-term
                                                                    purposes.

                                                                    We may hold a substantial part of Aggressive Growth Series'
                                                                    assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of            We limit the amount of Aggressive Growth Series' assets invested
securities in a particular industry or the value of an              in any one industry and in any individual security. We also
individual stock or bond will decline because of changing           follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the        and continuously monitor them while they remain in the
individual company issuing the stock.                               portfolio.
------------------------------------------------------------------------------------------------------------------------------------
COMPANY SIZE RISK is the risk that prices of small and              Aggressive Growth Series seeks out opportunities among companies
medium-size companies may be more volatile than larger companies    of all sizes. Because its portfolio does not concentrate
because of limited financial resources or dependence on narrow      specifically on small or medium size companies, this risk may be
product lines.                                                      balanced by our holdings of large companies.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease in     We analyze each company's financial situation and its cash flow
value if interest rates rise. The risk is generally associated      to determine the company's ability to finance future expansion
with bonds; however, because small and medium-size companies        and operations. The potential affect that rising interest rates
often borrow money to finance their operations, they may be         might have on a stock is taken into consideration before the
adversely affected by rising interest rates.                        stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be         We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion.

PORTFOLIO MANAGERS

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Aggressive Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski and Lori P. Wachs.

GERALD S. FREY
Vice President/Senior Portfolio Manager
Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

MARSHALL T. BASSETT
Vice President
Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

JOHN A. HEFFERN
Vice President
Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

JEFFREY W. HYNOSKI
Vice President
Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

LORI P. WACHS
Vice President
Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

CAPITAL RESERVES SERIES
OUR INVESTMENT STRATEGIES

Capital Reserves Series is a type of current income fund that invests in high quality fixed-income securities. The Series will invest in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

THE SECURITIES WE
TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                         HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
DIRECT U.S. TREASURY OBLIGATIONS include Treasury bills, notes      We may invest without limit in U.S. Treasury securities, though
and bonds of varying maturities. U.S. Treasury securities are       they are typically not our largest holding because they
backed by the "full faith and credit" of the United States.         generally do not offer as high a level of current income as other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that            There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving principal    securities or on fully collateralized privately issued
and interest payments as the underlying mortgage loans are paid     mortgage-backed securities.
back. Many are issued and guaranteed against default by the U.S.
government or its agencies or instrumentalities, such as the        We may invest up to 20% of net assets in mortgage-backed
Federal Home Loan Mortgage Corporation, Fannie Mae and the          securities issued by private companies whether or not the
Government National Mortgage Association. Others are issued by      securities are 100% collateralized. However, these securities
private financial institutions, with some fully collateralized      must be rated at the time of purchase in one of the four highest
by certificates issued or guaranteed by the U.S. government or      categories by a nationally recognized statistical rating
its agencies or instrumentalities.                                  organization such as S&P or Moody's. They must also represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. The privately issued securities we invest in are either CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Privately issued        See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their
maturity.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately        See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like
CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts          We invest only in asset-backed securities rated in one of the
receivables including home equity, automobile or credit loans.      four highest categories by a nationally recognized statistical ratings organization (NRSRO).
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a corporation.          We focus bonds with investment grade ratings, that is bonds rated BBB or better by S&P or Baa or better by Moody's. We may invest in bonds that are unrated, if we believe the quality of the securities is comparable to the ratings above.
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH U.S. AND FOREIGN    We may invest in certificates of deposit from banks that have
BANKS: Debt instrument issued by a bank, that pay interest.         assets of at least one billion dollars.
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: short-term debt obligations with        We may invest in commercial paper that is rated P-1 or P-2 by
maturities ranging from 2 to 270 days, issued by companies.         Moody's and/or A-1 or A-2 by S&P.
------------------------------------------------------------------------------------------------------------------------------------

THE SECURITIES WE
TYPICALLY INVEST IN
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                         HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as the    Typically, we use repurchase agreements as a short-term
Series, and seller of securities in which the seller agrees to      investment for the Series' cash position. In order to enter into
buy the securities back within a specified time at the same         these repurchase agreements, the Series must have collateral of
price the buyer paid for them, plus an amount equal to an agreed    at least 102% of the repurchase price.
upon interest rate. Repurchase agreements are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities are       We may invest up to 10% of net assets in illiquid securities.
privately placed securities whose resale is restricted under        For this Series, the 10% limit includes restricted securities
securities law.                                                     such as privately placed securities that are eligible for resale only among certain institutional buyers without registration,
Illiquid securities are securities that do not have a ready         which are commonly known as "Rule 144A Securities" and
market, and cannot be easily sold, if at all, at approximately      repurchase agreements with maturities of over seven days.
the price that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Capital Reserves Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

THE RISKS OF INVESTING
IN CAPITAL RESERVES
SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       RISKS                                                          HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on
in a certain market--like the stock or bond market--will decline    fixed-income securities that we believe can continue to make
in value because of factors such as economic conditions, future     interest and principal payments over an extended time frame
expectations or investor confidence.                                regardless of interim market fluctuations. We do not try to predict overall bond market movements and do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of            We diversify the Series' portfolio. We also follow a rigorous
securities in a particular industry or the value of an              selection process before choosing securities for the portfolio.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly        We do not try to increase return by predicting and aggressively
bonds with longer maturities, will decrease in value if interest    capitalizing on interest rate moves.
rates rise.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that a        We may hold securities rated in the fourth category of
bond's issuer (or an entity that insures the bond) will be          investment grade; however, we carefully evaluate their
unable to make timely payments of interest and principal.           creditworthiness before purchasing the security.
------------------------------------------------------------------------------------------------------------------------------------

THE RISKS OF
INVESTING IN CAPITAL
RESERVES SERIES
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                       RISKS                                                          HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES rated in the fourth category of investment grade    If the rating of a corporate debt security held by the Series
(e.g., BBB by S&P or Baa by Moody's) may have speculative           falls below the fourth rating grade or if we determine that an
characteristics. Changes in economic conditions or other            unrated security is no longer of comparable quality, we will
circumstances are more likely to affect issuers ability to make     dispose of the security as soon as practical, unless we think
principal and interest payments.                                    that would be detrimental in light of market conditions.
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RISK is the risk that homeowners will prepay             We take into consideration the likelihood of prepayment when we
mortgages during periods of low interest rates, forcing an          select mortgages. We may look for mortgage securities that have
investor to reinvest their money at interest rates that might be    characteristics that make them less likely to be prepaid, such
lower than those on the prepaid mortgage.                           as low outstanding loan balance or below-market interest rates.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be         We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGER

Gary A. Reed has primary responsibility for making day-to-day investment decisions for the Capital Reserves Series.

GARY A. REED
Vice President/Senior Portfolio Manager
He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         CAPITAL RESERVES SERIES
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTs table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                       Year Ended 12/31
                                                                 1998        1997         1996        1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $9.790      $9.690       $9.930      $9.300      $10.260
Income (loss) from investment operations
Net investment income                                           0.556       0.613        0.623       0.643        0.636
Net realized and unrealized gain (loss) on investments          0.090       0.100       (0.240)      0.630       (0.905)

                                                                -----       -----       ------       -----        -----
Total from investment operations                                0.646       0.713        0.383       1.273       (0.269)
                                                                -----       -----       ------       -----        -----
LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                           (0.556)     (0.613)      (0.623)     (0.643)      (0.636)
Distributions from net realized gain on investments              none        none         none        none       (0.055)
                                                                -----       -----       ------       -----        -----
Total dividends and distributions                              (0.556)     (0.613)      (0.623)     (0.643)      (0.691)
                                                                -----       -----       ------       -----        -----
NET ASSET VALUE, END OF YEAR                                   $9.880      $9.790       $9.690      $9.930      $ 9.300
                                                                =====       =====       ======       =====        =====
Total return(1)                                                 6.78%       7.60%        4.05%      14.08%       (2.68%)
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $41,711     $29,177      $27,768     $27,935      $25,975
Ratio of expenses to average net assets                         0.79%       0.75%        0.72%       0.71%        0.74%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.79%       0.75%        0.72%       0.71%        0.74%
Ratio of net investment income to average net assets            5.62%       6.31%        6.43%       6.64%        6.57%
Ratio of net investment income to average net assets
   prior to expense limitation                                  5.62%       6.31%        6.43%       6.64%        6.57%
Portfolio turnover                                               166%        120%         122%        145%         219%


(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

CASH RESERVE SERIES

THE SECURITIES WE
TYPICALLY INVEST IN

-----------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                     HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------
                                                                                  CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------
DIRECT U.S. TREASURY OBLIGATIONS: include Treasury                   We may invest without limit in U.S. Treasury
bills, notes and bonds of varying maturities. U.S.                   securities. We would typically invest in Treasury
Treasury securities are backed by the "full faith                    bills or longer term Treasury securities whose
and credit" of the United States.                                    remaining effective maturity is less than 13
                                                                     months.
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH                      We may invest in certificates of deposit from
U.S. AND FOREIGN BANKS: Debt instruments issued by                   banks that have assets of at least one billion
a bank that pay interest.                                            dollars.

                                                                     Investments in foreign banks and overseas branches
                                                                     of U.S. banks may be subject to less stringent
                                                                     regulations and different risks than U.S. domestic
                                                                     banks.
-----------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: short-term debt                          We may invest in commercial paper that is rated
obligations with maturities ranging from 2 to 270                    P-1 or P-2 by Moody's and/or A-1 or A-2 by S&P.
days, issued by companies.                                           The Series will not invest more than 5% of its
                                                                     total assets in securities rated in the second
                                                                     highest category by a ratings organization.
-----------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

BORROWING FROM BANKS Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING
IN CASH RESERVE
SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. The following are the chief risks you assume when investing in Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------
                  RISKS                                                        HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------
                                                                                 CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,                      Because Cash Reserve Series invests in short-term
particularly bonds with longer maturities, will                      securities, the value of its investments is
decrease in value if interest rates rise.                            generally not affected by interest rate risk.
                                                                     However, a decline in interest rates would
                                                                     adversely affect the level of income provided by
                                                                     the Series.
-----------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the                            Cash Reserve Series holds only high quality
possibility that a bond's issuer (or an entity                       short-term securities. Therefore it is generally
that insures the bond) will be unable to make                        not subject to significant credit risk.
timely payments of interest and principal.
                                                                     We limit our investments to those which the Board
                                                                     of Directors has determined to involve minimal
                                                                     credit risks and to be of high quality and which
                                                                     will otherwise meet the maturity, quality and
                                                                     diversification conditions with which taxable
                                                                     money market funds must comply.

                                                                     If there were a national credit crisis or an
                                                                     issuer were to become insolvent, principal values
                                                                     could be adversely affected.
-----------------------------------------------------------------------------------------------------------------------
INFLATION RISK is the risk that the return from                      Cash Reserve Series is designed for short-term
your investments will be less than the increase in                   investment goals and therefore may not outpace
the cost of living due to inflation, thus                            inflation over longer time periods. For this
preventing you from reaching your financial goals.                   reason, Cash Reserve Series is not recommended as
                                                                     a primary investment for people with long-term
                                                                     goals.
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                             CASH RESERVE SERIES
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                                                                       Year Ended 12/31
                                                                 1998        1997         1996        1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.000     $10.000      $10.000     $10.000      $10.000
Income from investment operations
Net investment income                                           0.497       0.497        0.482       0.535        0.361
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.497       0.497        0.482       0.535        0.361
                                                              -------     -------      -------     -------      -------
LESS DIVIDENDS

Dividends from net investment income                           (0.497)     (0.497)      (0.482)     (0.535)      (0.361)
                                                              -------     -------      -------     -------      -------
Total dividends                                                (0.497)     (0.497)      (0.482)     (0.535)      (0.361)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                  $10.000     $10.000      $10.000     $10.000      $10.000
                                                              =======     =======      =======     =======      =======
TOTAL RETURN(1)                                                 5.08%       5.10%        4.93%       5.48%        3.68%
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $42,893     $30,711      $26,479     $16,338      $20,125
Ratio of expenses to average net assets                         0.59%       0.64%        0.61%       0.62%        0.66%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.59%       0.64%        0.61%       0.62%        0.66%
Ratio of net investment income to average net assets            4.96%       4.98%        4.82%       5.35%        3.79%
Ratio of net investment income to average net assets

   prior to expense limitation                                  4.96%       4.98%        4.82%       5.35%        3.79%


(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

CONVERTIBLE SECURITIES SERIES
OUR INVESTMENT STRATEGIES

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income.

These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases,

o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and,

o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege).

When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors may also have an effect on the convertible security's value.

Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege.

Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

We may also invest in preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities and money market securities. Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

THE SECURITIES WE
TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

-----------------------------------------------------------------------------------------------------------------------
                SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------
                                                                           CONVERTIBLE SECURITIES SERIES
-----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Usually preferred stocks                     Under normal conditions, the Series intends to
or corporate bonds that can be exchanged for a set                   invest at least 65% of its total assets in
number of shares of common stock at a                                convertible securities, which may include
predetermined price. These securities offer higher                   privately placed convertible securities.
appreciation potential than nonconvertible bonds
and greater income potential than nonconvertible                     We will invest in convertible securities without
preferred stocks.                                                    regard to rating categories. To the extent that
                                                                     securities we hold are not investment grade or are
Convertible securities rank ahead of common stock                    not rated, there may be a greater risk as to the
in a corporation's capital structure and therefore                   timely payment of interest and principal.
entail less risk than the corporation's common
stock. However, convertible securities typically                     If a convertible security held by the Series is
rank behind non-convertible securities of the same                   called for redemption, the Series will be required
issuer.                                                              to redeem the security, convert it into the
                                                                     underlying common stock or sell it to a third
Convertible securities may be rated below                            party.
investment grade, that is, not rated within the
four highest categories by S&P and Moody's. Debt
securities rated below investment grade are often
referred to as "high-yield bonds" or "junk bonds,"
although these terms are not generally used in
reference to convertible debt securities.

A convertible security may be subject to
redemption at the option of the issuer at a price
established in the instrument under which the
convertible security was issued.
-----------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS AND PAY IN KIND BONDS: zero                        The Series may invest in zero coupon bonds and
coupon securities are debt obligations which do                      payment in kind bonds, though this is not expected
not entitle the holder to any periodic payments of                   to be a significant component of its strategy. The
interest prior to maturity or a specified date                       market prices of these bonds are generally more
when the securities begin paying current interest.                   volatile than the market prices of securities that
Therefore, they are issued and traded at a                           pay interest periodically and are likely to react
discount from their face amounts or par value.                       changes in interest rates to a greater degree than
Payment-in-kind bonds pay interest or dividends in                   interest-paying bonds having similar maturities
the form of additional bonds or preferred stock.                     and credit quality. They may have certain tax
                                                                     consequences which, under certain conditions,
                                                                     could be adverse to the Series.
-----------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS: For various reasons, an issuer                   What portion of the Series' portfolio is invested
may prefer or be required as a practical matter to                   in convertible securities purchased in private
obtain private financing. Adverse conditions in                      placements depends upon the relative
the public securities markets may preclude a                         attractiveness of those securities compared to
public offering of an issuer's securities. An                        convertible securities, which are publicly
issuer is often willing to provide more attractive                   offered. Ordinarily, the Series expects that 50%
features in securities issued privately, because                     of its portfolio may be invested in convertible
it has avoided the expense and delay involved in a                   securities purchased in private placements, but
public offering. Private placements of debt                          the percentage may be substantially greater or
securities have frequently resulted in higher                        less than 50%, depending upon prevailing market
yields and restrictive covenants that provide                        conditions.
greater protection for the purchaser, such as
longer call or refunding protection than would                       We anticipate that substantially all of the
typically be available with publicly offered                         private placements we purchase will be subject to
securities of the same type. Securities acquired                     Rule 144A under the 1933 Act and therefore, may be
through private placements may also have special                     traded freely among qualified institutional
features not usually characteristic of similar                       buyers. Subject to procedures approved by the
securities offered to the public, such as                            Series' Board of Directors, we may treat Rule 144A
contingent interest or warrants for the purchase                     securities as liquid and therefore not subject to
of the issuer's stock.                                               the 15% limitation on illiquid securities
                                                                     described below. The private placements we
                                                                     purchase will typically include registration
                                                                     rights for the convertible security and the
                                                                     underlying common stock. This requires the
                                                                     underlying common stock to be registered with the
                                                                     SEC, generally filed within one year of the
                                                                     private placement, consequently allowing us to
                                                                     trade the underlying common stock upon conversion.
                                                                     Such trading may be subject to certain contractual
                                                                     or legal restrictions.
-----------------------------------------------------------------------------------------------------------------------

THE SECURITIES WE
TYPICALLY INVEST IN
(continued)

-----------------------------------------------------------------------------------------------------------------------
                SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------
                                                                           CONVERTIBLE SECURITIES SERIES
-----------------------------------------------------------------------------------------------------------------------
EQUITY LINKED SECURITIES: Convertible securities                     We may invest in equity linked securities when we
that offer enhanced yield features, such as PRIDES                   believe they offer suitable income and capital
(Preferred Redeemable Increased Dividend Equity                      appreciation potential in keeping with the Series'
Securities) and DECS (Dividend Enhanced                              investment objective.
Convertible Securities). These securities
typically have the following features: (a) the                       We may also invest in other types of convertible
issuer's common stock will be received in the                        securities similar to those described here.
event the convertible preferred stock is
converted; (b) they do not have a capital                            An investment in an equity-linked security may
appreciation limit; (c) they seek to provide the                     involve additional risks. Unlike conventional
investor with high current income with some                          convertible securities, equity-linked securities
prospect of future capital appreciation; (d) they                    do not usually have a fixed maturity (par) value.
are typically issued with three to four year                         Rather, equity-linked securities generally provide
maturities; (e) they typically have some built-in                    only for a mandatory conversion into cash or
call protection for the first two to three years;                    common stock. As a result, the Series risks loss
(f) investors have the right to convert them into                    of principal if the cash received or the price of
shares of common stock at a preset conversion                        the underlying common stock at the time of
formula or hold them until maturity; and (g) upon                    conversion is less than the price paid for the
maturity they will automatically convert into                        equity-linked security. Equity-linked securities
either cash or a specified number of shares of                       may be more or less liquid than conventional
common stock.                                                        convertible securities or non-convertible debt
                                                                     securities. We primarily intend to acquire liquid
Preferred Equity Redemption Cumulative Stock                         equity-linked securities since any purchases of
("PERCS") is a preferred stock convertible into                      illiquid equity-linked securities would be subject
common stock of the issuer which generally                           to the Series' 15% limit on illiquid securities
features a mandatory conversion date (typically                      described below.
three years) as well as a capital appreciation
limit usually expressed in terms of a stated
price.
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a                        Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                           short-term investment for the Series' cash
securities in which the seller agrees to buy the                     position. In order to enter into these repurchase
securities back within a specified time at the                       agreements, the Series must have collateral of at
same price the buyer paid for them, plus an amount                   least 102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES, EURODOLLAR CONVERTIBLE                           The Series may invest in securities of foreign
SECURITIES AND AMERICAN DEPOSITARY RECEIPTS                          issuers, including issuers located in emerging
Securities of foreign entities issued directly or,                   markets. Such foreign securities may be traded on
in the case of American Depositary Receipts,                         a foreign exchange, or they may be in the form of
through a U.S. bank. ADRs are issued by a U.S.                       depositary receipts or notes, such as American
bank and represent the bank's holding of a stated                    Depositary Receipts (ADRs), American Depositary
number of shares of a foreign corporation. An ADR                    Notes (ADNs), European Depositary Receipts (EDRs),
entitles the holder to all dividends and capital                     European Depositary Notes (EDNs), Global
gains earned by the underlying foreign shares.                       Depositary Receipts (GDRs) or Global Depositary
ADRs are bought and sold the same as U.S.                            Notes (GDNs). The Series may also invest in
securities. Eurodollar convertible securities are                    Eurodollar securities.
fixed-income securities of a U.S. issuer which are
convertible into equity securities of that issuer.
These Eurodollar securities are payable in U.S.
dollars outside of the United States.
-----------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities                   We may invest in privately placed securities that
whose resale is restricted under securities law.                     are eligible for resale only among certain
                                                                     institutional buyers without registration. These
                                                                     are commonly known as Rule 144A Securities that
                                                                     are determined to be illiquid may not exceed the
                                                                     Series' 15% limit on illiquid securities, which is
                                                                     described below.
-----------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a                   We may invest up to 15% of net assets in illiquid
ready market, and cannot be easily sold, if at                       securities, including repurchase agreements with
all, at approximately the price that the Series                      maturities of over seven days.
has valued them.
-----------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Convertible Securities Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SHORT SALES AGAINST THE BOX The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series contemporaneously owns or has the right to obtain securities identical to those sold short, at no added cost.

THE RISKS OF INVESTING
IN CONVERTIBLE
SECURITIES SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Convertible Securities Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------
                   RISKS                                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------
                                                                             CONVERTIBLE SECURITIES SERIES
-----------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of                    We maintain a long-term investment approach and
the securities in a certain market--like the stock                   focus on securities we believe can continue to pay
or bond market--will decline in value because of                     income and appreciate over an extended time frame
factors such as economic conditions, future                          regardless of interim market fluctuations. We do
expectations or investor confidence.                                 not try to predict overall stock market movements
                                                                     and though we may hold securities for any period
                                                                     of time, we do not typically trade for short-term
                                                                     purposes.

                                                                     We may hold a substantial part of Convertible
                                                                     Securities Series' assets in cash or cash
                                                                     equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the                      We limit the amount of Convertible Securities
value of securities in a particular industry or                      Series' assets invested in any one industry and in
the value of an individual stock or bond will                        any individual security. We also follow a rigorous
decline because of changing expectations for the                     selection process before choosing securities for
performance of that industry or for the individual                   the portfolio.
company issuing the security.
-----------------------------------------------------------------------------------------------------------------------
CREDIT RISK The possibility that a security's                        This risk may be reduced because of the ability to
issuer (or an entity that insures the security)                      convert these securities into common stock.
will be unable to make timely payments of
interest, dividends and principal.

Investing in securities rated below investment
grade entails greater risk of principal loss than
associated with investment grade bonds. It is
likely that protracted periods of economic
uncertainty would cause increased volatility in
the market prices of non-investment grade
securities and corresponding volatility in the
Series' net asset value.
-----------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,                      We will monitor interest rate trends and their
particularly bonds with longer maturities, will                      potential impact on the Series. Though convertible
decrease in value if interest rates rise.                            securities may be sensitive to interest rate
                                                                     movements, an individual security's link to the
                                                                     underlying common stock may reduce that
                                                                     sensitivity.
-----------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities                     Most of the foreign securities that we invest in
may be adversely affected by political                               are denominated in U.S. dollars.
instability, changes in currency exchange rates,
foreign economic conditions or inadequate
regulatory and accounting standards.
-----------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities                    We limit exposure to illiquid securities.
cannot be readily sold, if at all, at
approximately the price that the Series values
them.
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGER
Damon Andres has primary responsibility for making day-to-day investment decisions for the Convertible Securities Series.

DAMON ANDRES
Assistant Vice President/Portfolio Manager

Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                           CONVERTIBLE SECURITIES SERIES
---------------------------------------------------------------------------------------------
                                                        Year Ended 12/31    Period 5/1/97(1)
                                                                    1998  through 12/31/97
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.660     $10.000
Income (loss) from investment operations
Net investment income                                              0.386       0.318
Net realized and unrealized gain (loss) on investments            (0.511)      1.342
                                                                 -------     -------
Total from investment operations                                  (0.125)      1.660
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              (0.305)       none
                                                                 -------     -------
Distributions from net realized gain on investments               (0.070)       none
                                                                 -------     -------
Total dividends and distributions                                 (0.375)       none
                                                                 -------     -------
NET ASSET VALUE, END OF PERIOD                                   $11.160     $11.660
                                                                 =======     =======
TOTAL RETURN(2)                                                    (1.17%)     16.60%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $8,133      $3,921
Ratio of expenses to average net assets                             0.82%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                      0.82%       2.30%
Ratio of net investment income to average net assets                4.78%       5.68%
Ratio of net investment income to average net assets
   prior to expense limitation                                      4.78%       4.18%
Portfolio turnover                                                    77%        209%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3)  Total return reflects expense limitations in effect for the Series.

DELAWARE BALANCED SERIES
OUR INVESTMENT STRATEGIES

Delaware Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. We generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization (NRSRO) at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

In selecting stocks for Delaware Balanced Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.

  THE SECURITIES WE   Stocks offer investors the potential for capital
TYPICALLY INVEST IN   appreciation, and may pay dividends as well.
                      Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                   HOW WE USE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  DELAWARE BALANCED SERIES
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, we invest up to 75% of net assets in
in a corporation. Stockholders participate in the                     dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Usually preferred stocks or                   The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of             will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These                securities that are rated below investment grade by an NRSRO
securities offer higher appreciation potential than                   or in securities that are unrated but deemed equivalent to
nonconvertible bonds and greater income potential than                non-investment grade
nonconvertible preferred stocks.
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that              There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving                securities or on fully collateralized privately issued
principal and interest payments as the underlying mortgage            mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                     We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage             securities issued by private companies whether or not the
Corporation, Fannie Mae and the Government National Mortgage          securities are 100% collateralized. However, these
Association. Others are issued by private financial                   securities must be rated at the time of purchase in one of
institutions, with some fully collateralized by certificates          the four highest categories by an NRSRO. The privately
issued or guaranteed by the government or its agencies or             issued securities we invest in are either CMOs or REMICs
instrumentalities.                                                    (see below).
----------------------------------------------------------------------------------------------------------------------------------

  THE SECURITIES WE
TYPICALLY INVEST IN
        (continued)

----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                   HOW WE USE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  DELAWARE BALANCED SERIES
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTAGE OBLIGATIONS (CMOS): Privately issued           See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is mortgages
that are grouped into different pools according to thier
maturity.
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately          See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts            We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit               the four highest categories by an NRSRO.
loans.
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a corporation.            We focus on bonds rated in one of the four highest
                                                                      categories by an NRSRO (or deemed equivalent), with
                                                                      maturities between five and 30 years.
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. (The
to an agreed upon interest rate. Repurchase agreements are            Series may not have more than 10% of its total assets in
often viewed as equivalent to cash.                                   repurchase agreements with maturities of over seven days.)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by           We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and sold the
same as U.S. securities.
----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold, if at all, at                      commonly known as "Rule 144A Securities," and repurchase
approximately the price that the Series has valued them.              agreements with maturities of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Delaware Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Delaware Balanced Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Delaware Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Delaware Balanced Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING   Investing in any mutual fund involves risk, including
           IN DELAWARE   the risk that you may receive little or no return on
       BALANCED SERIES   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Balanced Series. Please see the Statement of
                         Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                     HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     DELAWARE BALANCED SERIES
----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and do not trade for
confidence.                                                      short-term purposes.

                                                                 We may hold a substantial part of Delaware Balanced Series'
                                                                 assets in cash or cash equivalents as a temporary defensive strategy.

                                                                 We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                 conditions.
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of         We limit the amount of Delaware Balanced Series' assets
securities in a particular industry or the value of an           invested in any one industry and in any individual security.
individual stock or bond will decline because of changing        We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the     securities for the portfolio.
individual company issuing the stock or bond.
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly     Within Delaware Balanced Series' fixed-income component, we
bonds with longer maturities, will decrease in value if          do not try to increase return by predicting and aggressively
interest rates rise.                                             capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Lehman Brothers
                                                                 Aggregate Bond Index.
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be          We typically invest only a small portion of the Series'
adversely affected by political instability, changes in          portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or          securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                  also tend to avoid markets where we believe accounting
                                                                 principles or the regulatory structure are underdeveloped.
----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS  Frank X. Morris and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Delaware Balanced Series. In making investment decisions for the Series, Mr. Morris regularly consults with Andrea Giles and Christopher Driver.

                    FRANK X. MORRIS
                    Vice President/Senior Portfolio Manager

                    Mr. Morris holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Delaware Balanced Series' management team since March 1999.

                    GARY A. REED
                    Vice President/Senior Portfolio Manager

                    He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Delaware Balanced Series' senior portfolio manager for fixed-income since 1989.

                    ANDREA GILES
                    Research Analyst

                    Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

                    CHRISTOPHER DRIVER
                    Research Analyst

                    Mr. Driver holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

FINANCIAL HIGHLIGHTS

THE FINANCIAL
HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                               DELAWARE BALANCED SERIES
                                                                                             (FORMERLY DELAWARE SERIES)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     Year Ended 12/31
                                                                1998        1997        1996         1995        1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $19.050     $16.640      $15.500     $12.680      $13.330
Income (loss) from investment operations
Net investment income                                           0.349       0.435        0.530       0.509        0.437
Net realized and unrealized gain (loss) on investments          2.831       3.575        1.765       2.761       (0.447)
                                                             --------    --------     --------     -------     --------
Total from investment operations                                3.180       4.010        2.295       3.270       (0.010)
                                                             --------    --------     --------     -------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.420)     (0.530)      (0.500)     (0.450)      (0.340)
Distributions from net realized gain on investments            (1.770)     (1.070)      (0.655)       none       (0.300)
                                                             --------    --------     --------     -------     --------
Total dividends and distributions                              (2.190)     (1.600)      (1.155)     (0.450)      (0.640)
                                                             --------    --------     --------     -------     --------
NET ASSET VALUE, END OF YEAR                                  $20.040     $19.050      $16.640     $15.500      $12.680
                                                             ========    ========     ========     =======     ========
TOTAL RETURN(1)                                                 18.62%      26.40%       15.91%      26.58%       (0.15%)
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                   $201,856    $127,675      $75,402     $63,215      $47,731
Ratio of expenses to average net assets                          0.70%       0.67%        0.68%       0.69%        0.70%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.70%       0.67%        0.68%       0.69%        0.70%
Ratio of net investment income to average net assets             2.20%       2.85%        3.56%       3.75%        3.71%
Ratio of net investment income to average net assets
   prior to expense limitation                                   2.20%       2.85%        3.56%       3.75%        3.71%
Portfolio turnover                                                 94%         67%          92%        106%         140%

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

DELCAP SERIES

OUR INVESTMENT STRATEGIES

We strive to identify mid-size companies that we believe will grow faster than the average of stocks in the S&P 500 Index. We look for companies with characteristics that will support such earnings growth. Factors in our decision include:

o the financial strength of the company,

o management expertise,

o the growth potential of the company within its industry; and,

o the growth potential of the industry itself.

Our focus will be on companies that have established themselves within their industry while maintaining growth potential.

DelCap Series invests primarily in medium-sized companies. Although these companies do not involve as great a risk as small companies, they are still somewhat riskier than large companies. Medium-sized companies may still exhibit some characteristics typically associated with small companies such as limited product lines and limited access to financial resources. In order to manage this risk, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                           HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             DELCAP SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership           Generally, we invest 90% to 100% of net assets in
in a corporation. Stockholders participate in the                      common stock of medium-size, growth-oriented
corporation's profits and losses, proportionate to the                 companies.
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal           collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities              We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted             For this Series, the 10% limit includes restricted
under securities law.                                                  securities such as privately placed securities that are
                                                                       eligible for resale only among certain institutional buyers
Illiquid securities are securities that do not have a read             without registration, which are commonly known as "Rule 144A
market, and cannot be easily sold, if at all, at                       Securities," and repurchase agreements with maturities of
approximately the price that the Series has valued them.               over seven days.
------------------------------------------------------------------------------------------------------------------------------------

DelCap Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. DelCap Series may invest in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES DelCap Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

BORROWING FROM BANKS DelCap Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS DelCap Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that DelCap Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

THE RISKS OF INVESTING IN DELCAP SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in DelCap Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                   HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        DELCAP SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond                stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and though we may hold
confidence.                                                            securities for any amount of time, we typically do not trade for short-term purposes.

                                                                       We may hold a substantial part of DelCap Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of               We limit the amount of DelCap Series' assets invested in
securities in a particular industry or the value of an                 any one industry and in any individual security. We also
individual stock or bond will decline because of changing              follow a rigorous selection process before choosing
expectations for the performance of that industry or for the           securities and continuously monitor them while they
individual company issuing the stock.                                  remain in the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
COMPANY SIZE RISK is the risk that prices of small or medium           DelCap Series invests primarily in medium-size companies
size companies may be more volatile than larger companies              which tend to have somewhat broader product lines and
because of limited financial resources or dependence on                financial resources than small companies, but are still
narrow product lines.                                                  riskier than large companies. DelCap Series maintains a
                                                                       well-diversified portfolio, selects stocks carefully and
                                                                       monitors them continuosly in an effort to manage this risk.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease           We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                 flow to determine the company's ability to finance future
associated with bonds; however, because small and medium-size          expansion and operations. The potential affect that rising
companies often borrow money to finance their operations,              interest rates might have on a stock is taken into
they may be adversely affected by rising interest rates.               consideration before the stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.69% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for DelCap Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski and Lori P. Wachs.

Gerald S. Frey
Vice President/Senior Portfolio Manager

Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for DelCap Series since March 1997 and was Co-Manager from June 1996 to March 1997.

Marshall T. Bassett
Vice President

Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

John A. Heffern
Vice President

Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski
Vice President

Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Lori P. Wachs
Vice President

Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                          DELCAP SERIES
------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year Ended 12/31
                                                                1998        1997         1996        1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.270     $15.890      $15.130     $11.750      $12.240
Income (loss) from investment operations
Net investment income (loss)(1)                                (0.026)     (0.010)      (0.015)      0.072        0.069
Net realized and unrealized gain (loss) on investments          2.901       2.260        2.030       3.378       (0.499)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                2.875       2.250        2.015       3.450       (0.430)
                                                             --------    --------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             none        none       (0.070)     (0.070)      (0.060)
Distributions from net realized gain on investments            (1.595)     (0.870)      (1.185)       none         none
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                              (1.595)     (0.870)      (1.255)     (0.070)      (0.060)
                                                             --------    --------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                  $18.550     $17.270      $15.890     $15.130      $11.750
                                                             ========    ========      =======     =======      =======
TOTAL RETURN(2)                                                18.81%      14.90%       14.46%      29.53%       (3.54%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $130,548    $110,455      $79,900     $58,123      $39,344
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.86%       0.87%        0.82%       0.85%        0.88%
Ratio of net investment income (loss)
   to average net assets                                       (0.16%)     (0.06%)      (0.11%)      0.61%        0.64%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation                                 (0.22%)     (0.13%)      (0.13%)      0.56%        0.56%
Portfolio turnover                                               142%        134%          85%         73%          43%

(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

DELCHESTER SERIES

OUR INVESTMENT STRATEGIES

Delchester Series is a type of fixed income fund that invests in high yield corporate bonds to pursue its investment objective of providing the highest current income.

We expect to invest the majority of the Series' assets in bonds rated BBB or lower by S&P, with emphasis on bonds rated Bb and B, the two relatively higher credit tiers among non-investment grade bonds. High-yield bonds are issued by corporations that have poor credit quality and may have difficulty repaying principal and interest. We carefully evaluate an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings.

In addition, we maintain a very diversified portfolio with assets spread among a variety of different industry sectors and different bond issuers. In this way, we strive to minimize the impact that any poorly performing individual bond would have on the overall performance of our portfolio. Though high-yield bonds involve the risk that the issuing company may be unable to pay interest or repay principal, they can offer high income potential which we believe will help the Series achieve its investment objective.


THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                     SECURITIES                                                              HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           DELCHESTER SERIES
------------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a              Delchester Series may invest without limit in high-yield
corporation and rated lower than investment grade by an               corporate bonds. Emphasis is typically on those rated BB or B
NRSRO such as S&P or Moody's or, if unrated, that we believe          by an NRSRO.
are of comparable quality. These securities are considered
to be of poor standing and predominately speculative.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                   The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities               securities; however, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government          percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full            offer as high a level of current income as high yield
faith and credit of the United States.                                corporate bonds.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer and               Typically, we use repurchase agreements as a short-term
seller of securities in which the seller agrees to buy the            investment for the Series' cash position. In order to enter
securities back within a specified time at the same price             into these repurchase agreements, the Series must have
the buyer paid for them, plus an amount equal to an agreed            collateral of at least 102% of the repurchase price.
upon interest rate. Repurchase agreements are often viewed
as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted            For this Series, the 10% limit includes restricted securities
under securities law.                                                 such as privately placed securities that are eligible for
                                                                      resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready           registration, which are commonly known as "Rule 144A
market, and cannot be easily sold, if at all, at                      Securities," and repurchase agreements with maturities of
approximately the price that the Series has valued them.              over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Delchester Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

BORROWING FROM BANKS Delchester Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Delchester Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that Delchester Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING IN DELCHESTER SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. The following are the chief risks you assume when investing in Delchester Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                    RISKS                                                          HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         DELCHESTER SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                bonds that we believe will continue to pay interest
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall bond market or interest rate movements and do
confidence.                                                           not trade for short-term purposes.

                                                                      We may hold a substantial part of Delchester Series' assets in cash or cash equivalents as a temporary defensive
                                                                      strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Delchester Series' assets invested in
securities in a particular industry or the value of an                any one industry and in any individual security. We also
individual stock or bond will decline because of changing             follow a rigorous selection process before choosing
expectations for the performance of that industry or for the          securities for the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease          Delchester Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for              eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter              monitoring economic conditions.
maturities.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that a          Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of               commitment to hold a diversified selection of high-yield
interest and principal.                                               bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails
the risk of principal loss, which may be greater than the
risk involved in investment grade bonds. High-yield bonds
are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the
junk bonds.
------------------------------------------------------------------------------------------------------------------------------------

THE RISKS OF INVESTING IN DELCHESTER SERIES
(continued)


------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                                          HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DELCHESTER SERIES
------------------------------------------------------------------------------------------------------------------------------------
RECESSION RISK Although the market for high-yield bonds               It is likely that protracted periods of economic uncertainty
existed through periods of economic downturns, the                    would cause increased volatility in the market prices of
high-yield market grew rapidly during the long economic               high-yield bonds, an increase in the number of high-yield
expansion which took place in the United States during the            bond defaults and corresponding volatility in the Series' net
1980s. During that economic expansion, the use of high-yield          asset value. In the past, uncertainty and volatility in the
debt securities to finance highly leveraged corporate                 high-yield market have resulted in volatility in the Series'
acquisitions and restructurings increased dramatically. As a          net asset value.
result, the high-yield market grew substantially. Although
experts disagree on the impact recessionary periods have had          In striving to manage this risk, we allocate assets across a
and will have on the high-yield market, some analysts                 wide range of industry sectors. We may emphasize industries
believe a protracted economic downturn would severely                 that have been less susceptible to economic cycles in the
disrupt the market for high-yield bonds, adversely affect             past, particularly if we believe that the economy may be
the value of outstanding bonds and adversely affect the               entering into a period of slower growth.
ability of high-yield issuers to repay principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion, if any, of the
adversely affected by political instability, changes in               Series' portfolio in foreign securities.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold, if at all, at approximately the price that the          the Series' ability to dispose of particular issues, when
Series values them.                                                   necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in
The secondary market for high-yield securities is currently           the creditworthiness of the issuer. In striving to manage
dominated by institutional investors, including mutual funds          this risk, we evaluate the size of a bond issuance as a way
and certain financial institutions. There is generally no             to anticipate its likely liquidity level.
established retail secondary market for high-yield
securities. As a result, the secondary market for high-yield          We may invest only 10% of net assets in illiquid securities,
securities is more limited and less liquid than other                 including Rule 144A securities.
secondary securities markets. The high-yield secondary
market is particularly susceptible to liquidity problems
when the institutions which dominate it temporarily cease
buying bonds for regulatory, financial or other reasons,
such as the savings and loan crisis.

The secondary market for high-yield securities is also
generally considered to be more likely to be disrupted by
adverse publicity and investor perceptions than the more
established secondary securities markets.
------------------------------------------------------------------------------------------------------------------------------------
VALUATION RISK A less liquid secondary market as described            The Series' privately placed high-yield securities are
above makes it more difficult for the Series to obtain                particularly susceptible to the liquidity and valuation risks
precise valuations of the high-yield securities in its                outlined here. We will strive to manage this risk by
portfolio. During periods of reduced liquidity, judgment              carefully evaluating individual bonds and by limiting the
plays a greater role in valuing high-yield securities.                amount of the portfolio that can be allocated to privately placed high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTIONS If, as a result of volatility in the high-yield           We strive to maintain a cash balance sufficient to meet any
market or other factors, more shares of the Series are                redemptions. We may also borrow money, if necessary, to meet
redeemed than are purchased for an extended period of time,           redemptions.
the Series may be required to sell securities without regard to the investment merits such actions. If the Series sells a substantial number of securities to generate proceeds for
redemptions, the asset base of the Series will decrease and
the Series' expense ratio may increase.
------------------------------------------------------------------------------------------------------------------------------------
LEGISLATIVE AND REGULATORY RISK The United States Congress            We monitor the status of regulatory and legislative proposals
has from time to time taken or considered a variety of                to evaluate any possible effects they might have on the
legislative actions that could adversely affect the                   Series' portfolio.
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally prohibited
federally-insured savings and loan institutions from
investing in high-yield securities. Regulatory actions have
also affected the high-yield market. For example, many
insurance companies have restricted or eliminated their
purchases of high-yield bonds primarily as a result of
actions taken by the National Association of Insurance
Commissioners. Similar actions in the future could reduce
liquidity for high-yield issues, reduce the number of new
high-yield securities being issued and could make it more
difficult for the Series to attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for Delchester Series.

PAUL A. MATLACK
Vice President/Senior Portfolio Manager

A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Matlack has been a member of the Delchester Series team since 1990 and has been co-managing the Delchester Series since January 1993.

GERALD T. NICHOLS
Vice President/Senior Portfolio Manager

Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the Delchester Series team since 1990 and has been co-managing the Delchester Series since January 1993.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All per share information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series financial statements, is included in the Series annual report, which is available upon request by calling 800.523.1918.

                                                                                                      DELCHESTER SERIES
------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year Ended 12/31
                                                                 1998        1997         1996        1995         1994
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                             $9.510      $9.170       $8.940      $8.540       $9.770
Income (loss) from investment operations
Net investment income                                           0.906       0.863        0.853       0.872        0.962
Net realized and unrealized gain (loss) on investments         (1.048)      0.332        0.230       0.400       (1.230)
                                                             --------    --------     --------    --------     --------
Total from investment operations                               (0.142)      1.195        1.083       1.272       (0.268)
                                                             --------    --------     --------    --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.905)     (0.855)      (0.853)     (0.872)      (0.962)
Distributions from net realized gain on investments            (0.003)       none         none        none         none
                                                             --------    --------     --------    --------     --------
Total dividends and distributions                              (0.908)     (0.855)      (0.853)     (0.872)      (0.962)
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, END OF YEAR                                   $8.460      $9.510       $9.170      $8.940       $8.540
                                                             ========    ========     ========    ========     ========
TOTAL RETURN(1)                                                (1.83%)     13.63%       12.79%      15.50%       (2.87%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $120,708     $98,875      $67,665     $56,605      $43,686
Ratio of expenses to average net assets                         0.70%       0.70%        0.70%       0.69%        0.72%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.70%       0.70%        0.70%       0.69%        0.72%
Ratio of net investment income to average net assets            9.85%       9.24%        9.54%       9.87%       10.56%
Ratio of net investment income to average net assets
   prior to expense limitation                                  9.85%       9.24%        9.54%       9.87%       10.56%
Portfolio turnover                                                86%        121%          93%         74%          47%

-------------------
(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

46
--

DEVON SERIES

OUR INVESTMENT STRATEGIES

Devon Series is a total return fund that invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stocks dividend has grown in the past, the frequency of the stocks prior dividend increases, the companys potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued.


THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          DEVON SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, 90% to 100% of the Series' assets will be
in a corporation. Stockholders participate in the                    invested in common stocks. Under normal market conditions we
corporation's profits and losses, proportionate to the               will invest at least 65% of total assets in dividend-paying
number of shares they own.                                           stocks.
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Usually preferred stocks or                  Devon Series may invest in convertible securities; however,
corporate bonds that can be exchanged for a set number of            we will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These               securities that are rated below investment grade by a
securities offer higher appreciation potential than                  nationally recognized statistical ratings organization or in
nonconvertible bonds and greater income potential than               securities that are unrated but deemed equivalent to
nonconvertible preferred stocks.                                     non-investment grade.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by          We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and sold the
same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law. Illiquid securities are securities             restricted securities such as privately placed securities
that do not have a ready market, and cannot be easily sold,          that are eligible for resale only among certain
if at all, at approximately the price that the Series has            institutional buyers without registration, which are
valued them.                                                         commonly known as "Rule 144A Securities" and repurchase
                                                                     agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              47
                                                                              --

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Devon Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Devon Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Devon Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING IN DEVON SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    DEVON SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond             stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and do not trade for
confidence.                                                          short-term purposes.

                                                                     We may hold a substantial part of Devon Series' assets in
                                                                     cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of             We limit the amount of Devon Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolio.
individual company issuing the stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be              We typically invest only a small portion of Devon Series'
adversely affected by political instability, changes in              portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or              securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                      also tend to avoid markets where we believe accounting
                                                                     principles or the regulatory structure are underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
-----------------------------------------------------------------------------------------------------------------------------------

48
--

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS

Frank X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Andrea Giles and Christopher Driver.

FRANK X. MORRIS
Vice President/Senior Portfolio Manager

Mr. Morris holds a bachelors degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Delaware Balanced Series management team since March 1999.

ANDREA GILES
Research Analyst

Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

CHRISTOPHER DRIVER
Research Analyst

Mr. Driver holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.


                                                                              49
                                                                              --

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                        DEVON SERIES
----------------------------------------------------------------------------------------------------
                                                                  Year Ended 12/31    Period 5/1/97(1)
                                                                              1998  through 12/31/97
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $12.730           $10.000
Income from investment operations
Net investment income                                                        0.106             0.080
Net realized and unrealized gain on investments                              2.889             2.650
                                                                           -------           -------
Total from investment operations                                             2.995             2.730
                                                                           -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        (0.080)             none
Distributions from net realized gain on investments                         (0.205)             none
                                                                           -------           -------
Total dividends and distributions                                           (0.285)             none
                                                                           -------           -------
NET ASSET VALUE, END OF PERIOD                                             $15.440           $12.730
                                                                           =======           =======
TOTAL RETURN(2)                                                              24.05%            27.30%(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                    $68,714           $16,653
Ratio of expenses to average net assets                                       0.66%             0.80%
Ratio of expenses to average net assets prior to expense limitation           0.66%             0.91%
Ratio of net investment income to average net assets                          1.30%             2.01%
Ratio of net investment income to average net assets
   prior to expense limitation                                                1.30%             1.90%
Portfolio turnover                                                              34%               80%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3)  Total return reflects expense limitations in effect for the Series.

EMERGING MARKETS SERIES
OUR INVESTMENT STRATEGIES

Emerging Markets Series seeks long-term capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of from at least three different countries that are considered to be emerging or developing. The Series may invest in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants.

We consider an "emerging country" to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, or any country that is classified by the United Nations as developing. In addition, any country that is included in the IFC Free Index or MSCI Emerging Market Free Index is considered to be an "emerging country." As of the date of this Prospectus, more than 130 countries met our definition of an emerging country. Approximately 40 of them currently have stock markets. This group of developing or emerging countries includes almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. Local or international political, economic or financial developments could support this trend and benefit the capital markets in such countries.

In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Series may invest in Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. This is a representative list; we may invest in other countries, particularly as markets in other emerging countries develop.

  THE SECURITIES WE Stocks offer investors the potential for capital
TYPICALLY INVEST IN appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

-----------------------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                           HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS OF EMERGING MARKET COMPANIES: Securities that           The majority of Emerging Markets Series' assets will be
represent shares of ownership in a corporation. Stockholders          invested in common stock of emerging market companies.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.                       To be considered an emerging country equity security by us, the security must be issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is an emerging country; (2) though traded on a securities market that is not an emerging
                                                                      market, the company, alone or on a consolidated basis,
                                                                      derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging
                                                                      countries; or (3) the company is organized under the laws
                                                                      of, and has a principal office in, an emerging country. We make our determinations on the basis of publicly available information and by questioning the company.
-----------------------------------------------------------------------------------------------------------------------------------

  THE SECURITIES WE
TYPICALLY INVEST IN
        (continued)

-----------------------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                           HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FIXED-INCOME SECURITIES: Fixed-income                The Series may invest up to 35% of its net assets in
securities issued by companies in emerging countries or               emerging market fixed-income securities. All of these may be
foreign governments, their agencies, instrumentalities or             high yield, high risk fixed-income securities rated lower
political subdivisions.                                               than BBB by S&P and Baa by Moody's or, if unrated, are
                                                                      considered by us to be of equivalent quality.

                                                                      Medium- and low-grade bonds held by the Series may be issued as a consequence of corporate restructurings, such as
                                                                      leveraged buy-outs, mergers, acquisitions, debt
                                                                      recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or
                                                                      firms with high debt levels, which are generally less able to make scheduled payments of interest and principal than
                                                                      more financially stable firms. Certain lower-rated debt
                                                                      securities issued by foreign governments may reflect reduced ability to make timely and ultimate payments or external
                                                                      debt obligations. The risks posed by bonds issued under such circumstances are substantial.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS: Zero coupon securities are debt                    Emerging Markets Series may invest in zero coupon bonds. The
obligations which do not entitle the holder to any periodic           market prices of zero coupon bonds are generally more
payments of interest prior to maturity or a specified date            volatile than the market prices of securities that pay
when the securities begin paying current interest, and                interest periodically and are likely to respond to changes
therefore are issued and traded at a discount from their              in interest rates to a greater degree than do non-zero
face amounts or par value.                                            coupon securities having similar maturities and credit
                                                                      quality.
-----------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued under the               The Emerging Markets Series may invest in Brady Bonds. We
framework of the Brady Plan, an initiative announced by the           believe that the economic reforms undertaken by countries in
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a              connection with the issuance of Brady Bonds makes the debt
mechanism for debtor nations to restructure their                     of countries that have issued or have announced plans to
outstanding external indebtedness (generally, commercial              issue Brady Bonds an attractive opportunity for investment.
bank debt).
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY, FOREIGN CURRENCY CONTRACTS OR FORWARD               The Series may invest in securities issued in any currency
CONTRACTS: A forward contract involves an obligation to               and may hold foreign currency. Securities of issuers within
purchase or sell a specific currency at a future date at a            a given country may be denominated in the currency of
price set at the time of the contract. Forward contracts are          another country or in multinational currency units such as
used to "lock-in" the price of a security it has agreed to            the Euro.
purchase or sell, in terms of U.S. dollars or other
currencies.                                                           We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into
                                                                      contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may,
                                                                      however, from time to time, purchase or sell foreign
                                                                      currencies and/or engage in forward foreign currency
                                                                      transactions in order to expedite settlement of portfolio
                                                                      transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign
                                                                      currency exchange market or through a forward foreign
                                                                      currency contract or forward contract. The Series will
                                                                      convert currency on a spot basis from time to time, and
                                                                      investors should be aware of the costs of currency
                                                                      conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                      period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------------

  THE SECURITIES WE
TYPICALLY INVEST IN
        (continued)

-----------------------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                           HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY              The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs          EDRs and GDRs, generally focusing on underlying securities
are receipts issued by a U.S. depositary (usually a U.S.              issued by foreign issuers.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose              We may invest in privately placed securities that are
resale is restricted under securities law.                            eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                      securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                      securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.              of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries,                     We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through                 companies consistent with the 1940 Act requirements. These
investments in closed-end investment companies that in turn           investments involve an indirect payment of a portion of the
invest in the securities of such countries. We may invest in          expenses, including advisory fees, of such other investment
such closed-end investment companies if we believe the                companies.
country offers good investment opportunities for the Series.
-----------------------------------------------------------------------------------------------------------------------------------


The Series may invest in futures contracts, and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

         THE RISKS OF    Investing in any mutual fund involves risk, including
INVESTING IN EMERGING    the risk that you may receive little or no return on
       MARKETS SERIES    your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of
                         Additional Information for further discussion of these risks and the other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                    RISKS                                                    HOW WE STRIVE TO MANAGE THEM
---------------------------------------------------------------------------------------------------------------------------------
                                                                                EMERGING MARKETS SERIES
---------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and do not trade for
confidence.                                                      short-term purposes.

                                                                 We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRY RISK is the risk that the value of securities in a      We limit the amount of the Series' assets invested in any
particular industry will decline because of changing             one industry and in any individual security. We also follow
expectations for the performance of that industry.               a rigorous selection process before choosing securities for the portfolio.
---------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly     In an attempt to protect Emerging Markets Series'
bonds with longer maturities, will decrease in value if          investments from interest rate fluctuations, the Series may
interest rates rise.                                             engage in interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their
                                                                 respective rights to receive interest. The Series intends to use interest rate swaps as a hedge and not as a speculative investment. The use of interest rate swaps involves
                                                                 investment techniques and risks different from those
                                                                 associated with ordinary portfolio securities transactions.
                                                                 If the manager is incorrect in its forecast of market
                                                                 values, interest rates and other applicable factors, the
                                                                 investment performance of the Series will be less favorable than it would have been if this investment technique were
                                                                 never used.
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be          We carefully evaluate the overall situations in the
adversely affected by political instability, changes in          countries where we invest in an attempt to reduce these
currency exchange rates, foreign economic conditions or          risks. We also tend to avoid markets where we believe
inadequate regulatory and accounting standards.                  accounting principles or the regulatory structure are too
                                                                 underdeveloped.
---------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of the Series'          The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign     foreign currency exchange contracts. By agreeing to purchase
currency exchange rates. Adverse changes in exchange rates       or sell foreign securities at a pre-set price on a future
may reduce or eliminate any gains produced by investments        date, the Series strive to protect the value of the stock
that are denominated in foreign currencies and may increase      they own from future changes in currency rates. The Series
any losses.                                                      will use forward currency exchange contracts only for
                                                                 defensive measures, not to enhance portfolio returns.
                                                                 However, there is no assurance that a strategy such as this will be successful.
---------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire          We carefully evaluate the political situations in the
region where we invest may experience political instability,     countries where we invest and take into account any
which may cause greater fluctuation in the value of our          potential risks before we select securities for the
investments due to changes in currency exchange rates,           portfolio. However, there is no way to eliminate political
governmental seizures or nationalization of assets.              risk when investing internationally.
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks          The Emerging Markets Series carefully selects securities
associated with international investing will be greater in       within emerging markets and strives to consider all relevant
emerging markets than in more developed foreign markets          risks associated with an individual company. We cannot
because, among other things, emerging markets may have less      eliminate emerging market risk and consequently encourage
stable political and economic environments.                      shareholders to invest in these Series only if they have a long-term time horizon, over which the potential of
                                                                 individual securities is more likely to be realized.
---------------------------------------------------------------------------------------------------------------------------------

         THE RISKS OF
INVESTING IN EMERGING
       MARKETS SERIES
          (continued)

---------------------------------------------------------------------------------------------------------------------------------
                    RISKS                                                    HOW WE STRIVE TO MANAGE THEM
---------------------------------------------------------------------------------------------------------------------------------
                                                                                EMERGING MARKETS SERIES
---------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may     The Series will attempt to reduce these risks through
be less liquid, have greater price volatility, less              investing in a number of different countries, credit
regulation and higher transaction costs than U.S. markets.       analysis and attention to trends in the economy, industries and financial markets.
---------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies       The Series conducts a great deal of fundamental research on
are subject to different accounting, auditing and financial      the companies that it invests in rather than relying solely
reporting standards than U.S. companies. There may be less       on information available through financial reporting. We
information available about foreign issuers than domestic        believe this will help us to better uncover any potential
issuers. Furthermore, regulatory oversight of foreign            weaknesses in individual companies.
issuers may be less stringent or less consistently applied
than in the United States.
---------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUNDS are believed to be subject to greater      While the Emerging Markets Series intends to seek to qualify
risks because adverse effects on their security holdings may     as a "diversified" investment company under a provision of
affect a larger portion of their overall assets.                 Subchapter M of the Code, the Series will not be diversified under the 1940 Act. Thus, 50% of the Series' total assets
                                                                 will be divided among cash, cash items, U.S. government
                                                                 securities, and other securities, with no more than 5% of
                                                                 the Series' total assets invested with one issuer. However this will not satisfy the 1940 Act definition of
                                                                 diversification that 75% of the Series' assets be limited to not more than 5% per issuer. In practice, however, the
                                                                 Series does not intend to be heavily invested in any single particular issuer.
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES RISKS involve the ability of a     The Emerging Markets Series attempts to reduce the risks
foreign government or government related issuer to make          associated with investing in foreign governments by setting
timely and ultimate payments on its external debt                rating standards and by limiting the portion of portfolio
obligations. This ability to make payments will be strongly      assets that may be invested in such securities.
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
---------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FOREIGN FIXED-INCOME SECURITIES are        The Emerging Markets Series may invest up to 35% of its net
those securities rated lower than BBB by S&P and Baa by          assets in these securities.
Moody's. Securities of this type are considered to be of
poor standing and predominantly speculative as to the            The economy and interest rates may affect these high yield,
ability to repay interest and principal.                         high risk securities differently than other securities.
                                                                 Prices on these bonds have been less sensitive to interest rate changes than higher rated investments, but more
                                                                 sensitive to adverse economic changes or individual
                                                                 corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly
                                                                 leveraged issuers may experience financial stress which
                                                                 would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more
                                                                 affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the
                                                                 Series' investment value.

                                                                 We believe that in the past, the high yields from these
                                                                 bonds have more than compensated for their higher default
                                                                 rates. There is no assurance, however, that yields will
                                                                 continue to offset default rates on these bonds in the
                                                                 future. We intend to maintain an adequately diversified
                                                                 portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series,
                                                                 there is no guarantee that diversification will protect the
                                                                 Series from widespread bond defaults brought about by a
                                                                 sustained economic downturn.
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER  The Series is managed by Delaware International Advisers
                    Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.08% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

PORTFOLIO MANAGERS  Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert Akester and Joshua A. Brooks.

                    CLIVE A. GILLMORE
                    Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

                    Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing Emerging Markets Series since its inception.

                    ROBERT AKESTER
                    Senior Portfolio Manager, Delaware International Advisers
                    Ltd.

                    Mr. Akester joined Delaware International Advisers in 1996 as a Senior Portfolio Manager. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

                    JOSHUA A. BROOKS
                    Senior Portfolio Manager, Delaware International Advisers
                    Ltd.

                    Mr. Brooks holds a bachelor's degree from Yale University and has undertaken graduate studies at The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and liaison with Delaware International Advisers.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                            EMERGING MARKETS SERIES
---------------------------------------------------------------------------------------------------
                                                           Year Ended 12/31        Period 5/1/97(1)
                                                                       1998        through 12/31/97
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $8.880                 $10.000
Income (loss) from investment operations
Net investment income(2)                                              0.171                   0.060
Net realized and unrealized loss on investments
   and foreign currencies                                            (2.991)                 (1.180)
                                                                    -------                 -------
Total from investment operations                                     (2.820)                 (1.120)
                                                                    -------                 -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (0.030)                   none
Distributions from net realized gain on
   investments                                                       (0.220)                   none
                                                                    -------                 -------
Total dividends and distributions                                    (0.250)                   none
                                                                    -------                 -------
NET ASSET VALUE, END OF PERIOD                                       $5.810                  $8.880
                                                                    =======                 =======
TOTAL RETURN(3)                                                     (32.48%)                (11.20%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                              $5,356                  $5,776
Ratio of expenses to average net assets                               1.50%                   1.50%
Ratio of expenses to average net assets
   prior to expense limitation                                        1.67%                   2.45%
Ratio of net investment income to average net assets                  2.34%                   0.89%
Ratio of net investment income (loss) to average
   net assets prior to expense limitation                             2.17%                  (0.06%)
Portfolio turnover                                                      38%                     48%

-------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                              57
                                                                              --

GLOBAL BOND SERIES

OUR INVESTMENT STRATEGIES

The Global Bond Series seeks current income consistent with the preservation of investors' principal. The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in the fixed-income securities of issuers from at least three different countries, one of which may be the United States.

The fixed-income securities in which Global Bond Series may invest include

o    foreign and U.S. government securities

o debt obligations of foreign and U.S. companies which are generally rated A or better by Standard & Poor's Ratings Group (S&P) and Baa by Moody's Investors Services, Inc. (Moody's), or if unrated, are deemed to be of comparable quality by the portfolio manager.

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers. Such securities may be rated lower than BBB by S&P or Baa by Moody's, or if unrated, are considered by the manager to be of equivalent quality. (See the section "The risks of investing in Global Bond Series.")

o    Zero-coupon bonds denominated in any currency

For increased safety, the Series currently anticipates that a large percentage of its assets will be invested in securities of supranational entities and in U.S. and foreign government securities.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We anticipate that the average weighted maturity of the portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment; however, the average weighted maturity may be extended past ten years or if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

While the Fund may purchase securities of issuers in any foreign country, developed and emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan, and Thailand. This is a representative list, and we may also invest in other countries.

58
--

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL BOND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES: Fixed-income securities             With respect to foreign government securities, the Series
issued by non-U.S. governments, their agencies or                  will generally invest only in those rated AAA or AA by S&P
instrumentalities or political sub-divisions.                      or Aaa or Aa by Moody's or, if unrated, considered to be of comparable quality by the Series' portfolio manager.
                                                                   However, a portion of the Series' assets may also be
                                                                   invested in such foreign governmental securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Debt obligations issued by the         The Series may invest only in direct U.S. obligations
United States government, its agencies or instrumentalities.       including bills, notes, bonds and other debt securities
                                                                   issued by the U.S. Treasury or securities of U.S. government agencies or instrumentalities which are backed by the full faith and credit of the United States.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE BONDS: Debt obligations issued by       The Global Bond Series will invest in bonds generally rated
a corporation.                                                     A or better by S&P and Baa by Moody's.
-----------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL ENTITIES: Debt securities of supranational           The Series expects to invest a large percentage of its
entities denominated in any currency. A supranational entity       assets in supranational agencies, which are typically of
is an entity established or financially supported by the           high grade quality.
national governments of one or more countries. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS: Zero coupon securities are debt                 Global Bond Series may invest in zero coupon bonds. The
obligations which do not entitle the holder to any periodic        market prices of zero coupon bonds are generally more
payments of interest prior to maturity or a specified date         volatile than the market prices of securities that pay
when the securities begin paying current interest, and             interest periodically and are likely to respond to changes
therefore, are issued and traded at a discount from their          in interest rates to a greater degree than do non-zero
face amounts or par value.                                         coupon securities having similar maturities and credit
                                                                   quality.
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries,                  We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through              companies consistent with the 1940 Act requirements. These
investments in closed-end investment companies that in turn        investments involve an indirect payment of a portion of the
invest in the securities of such countries.                        expenses, including advisory fees, of such other investment companies.
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES: Securities          Medium- and low-grade bonds held by the Series may be issued
that are rated lower than BBB by S&P and Baa by Moody's or,        as a consequence of corporate restructurings, such as
if unrated, are considered by us to be of equivalent               leveraged buy-outs, mergers, acquisitions, debt
quality.                                                           recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or
                                                                   firms with high debt levels, which are generally less able to make scheduled payments of interest and principal than
                                                                   more financially stable firms. Certain lower-rated debt
                                                                   securities issued by foreign governments may reflect reduced ability to make timely and ultimate payments on external
                                                                   debt obligators. The risk posed by bonds issued under such circumstances are substantial.
-----------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued under the            The Global Bond Series may invest in Brady Bonds consistent
framework of the Brady Plan, an initiative announced by the        with its investment objective. We believe that the economic
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a           reforms undertaken by countries in connection with the
mechanism for debtor nations to restructure their                  issuance of Brady Bonds makes the debt of countries that
outstanding external indebtedness (generally, commercial           have issued or have announced plans to issue Brady Bonds an
bank debt).                                                        attractive opportunity for investment.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              59
                                                                              --

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL BOND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY, FOREIGN CURRENCY CONTRACTS OR FORWARD            We may invest in securities issued in any currency and may
CONTRACTS: A forward contract involves an obligation to            hold foreign currency. Securities of issuers within a given
purchase or sell a specific currency at a future date at a         country may be denominated in the currency of another
price set at the time of the contract. Forward contracts are       country or in multinational currency units such as the Euro.
used to "lock-in" the price of a security it has agreed to
purchase or sell, in terms of U.S. dollars or other                We may invest in securities of foreign issuers and may hold
currencies.                                                        foreign currency. In addition, the Series may enter into
                                                                   contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may,
                                                                   however, from time to time, purchase or sell foreign
                                                                   currencies and/or engage in forward foreign currency
                                                                   transactions in order to expedite settlement of portfolio
                                                                   transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign
                                                                   currency exchange market or through a forward foreign
                                                                   currency contract or forward contract. The Series will
                                                                   convert currency on a spot basis from time to time, and
                                                                   investors should be aware of the costs of currency
                                                                   conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                   period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY           The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs       EDRs and GDRs, generally focusing on underlying securities
are receipts issued by a U.S. depositary (usually a U.S.           issued by foreign issuers.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities that are
resale is restricted under securities law.                         eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                   Secuities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                   securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready           We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                   securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.           of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

60
--

The Series may also invest in futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

THE RISKS OF INVESTING IN GLOBAL BOND SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                           HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL BOND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             securities that we believe can perform well over an extended
market--will decline in value because of factors such as           time frame regardless of interim market fluctuations. We do
economic conditions, future expectations or investor               not try to predict overall market movements and do not trade
confidence.                                                        for short-term purposes.

                                                                   We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY RISK is the risk that the value of securities in a        We limit the amount of Global Bond Series' assets invested
particular industry will decline because of changing               in any one industry. We also follow a rigorous selection
expectations for the performance of that industry.                 process before choosing securities for the portfolio.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly       We will maintain an intermediate average maturity, usually
bonds with longer maturities, will decrease in value if            between five and 10 years.
interest rates rise.
                                                                   In an attempt to protect Global Bond Series' investments
                                                                   from interest rate fluctuations, the Series may engage in
                                                                   interest rate swaps. Interest rate swaps occur when the
                                                                   Series exchanges its rights to receive interest on a bond
                                                                   for the rights of another party. The Series intends to use interest rate swaps as a hedge and not as a speculative
                                                                   investment. The use of interest rate swaps involves
                                                                   investment techniques and risks different from those
                                                                   associated with ordinary portfolio securities transactions.
                                                                   If we use this strategy and are incorrect in our forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less
                                                                   favorable than if this investment strategy were never used.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be            We carefully evaluate the overall situations in the
adversely affected by political instability, changes in            countries where we invest in an attempt to reduce these
currency exchange rates, foreign economic conditions or            risks. We also tend to avoid markets where we believe
inadequate regulatory and accounting standards.                    accounting principles or the regulatory structure are too
                                                                   underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of an investment          Global Bond Series may try to hedge its currency risk by
may be negatively affected by changes in foreign currency          purchasing foreign currency exchange contracts. By agreeing
exchange rates. Adverse changes in exchange rates may reduce       to purchase or sell foreign securities at a preset price on
or eliminate any gains produced by investments that are            a future date, the Series strive to protect the value of the
denominated in foreign currencies and may increase any             stock they own from future changes in currency rates. The
losses.                                                            Series will use forward currency exchange contracts only for defensive measures, not to enhance portfolio returns.
                                                                   However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              61
                                                                              --

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                           HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL BOND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire            We carefully evaluate the political situations in the
region where we invest may experience political instability,       countries where we invest and take into account any
which may cause greater fluctuation in the value of our            potential risks before we select securities for the
investments due to changes in currency exchange rates,             portfolio. However, there is no way to eliminate political
governmental seizures or nationalization of assets.                risk when investing internationally.
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks            Global Bond Series carefully selects securities within
associated with international investing will be greater in         emerging markets and strives to consider all relevant risks
emerging markets than in more developed foreign markets            associated with an individual company. We cannot eliminate
because, among other things, emerging markets may have less        emerging market risk and consequently encourage shareholders
stable political and economic environments.                        to invest in these Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.
-----------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may       The Series will attempt to reduce these risks through
be less liquid, have greater price volatility, less                investing in a number of different countries, credit
regulation and higher transaction costs than U.S. markets.         analysis and attention to trends in the economy, industries and financial markets.
-----------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies         We conduct a great deal of fundamental research on the bond
are subject to different accounting, auditing and financial        issuers rather than relying solely on information available
reporting standards than U.S. companies. There may be less         through financial reporting. We believe this will help us to
information available about foreign issuers than domestic          better uncover any potential weaknesses.
issuers. Furthermore, regulatory oversight of foreign
issuers may be less stringent or less consistently applied
than in the United States.
-----------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUNDS are believed to be subject to greater        The Global Bond Series will not be a diversified fund
risks because adverse effects on their security holdings may       according to the 1940 Act. In a diversified fund, 75% of the
affect a larger portion of their overall assets.                   portfolio must be diversified, meaning the fund or series
                                                                   cannot invest more than 5% of total assets in an individual security. When a fund is non-diversified, it does not have to limit the percentage of assets invested in individual
                                                                   securities. However, the Global Bond Series does intend to satisfy the Internal Revenue Code's diversification
                                                                   requirement, which says that for 50% of the Series' assets, no more than 5% of total assets can be invested in any one individual security. The bottom line for shareholders is
                                                                   that 50% of the Global Bond Series must be spread among
                                                                   various securities, with no more than 5% of total assets
                                                                   invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual
                                                                   securities. In practice, however, the Series does not intend to be heavily invested in any single particular issuer.


[RESTUBBED FROM PREVIOUS TABLE]

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                           HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL BOND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES RISKS involve the ability of a       The Global Bond Series attempts to reduce the risks
foreign government or government related issuer to make            associated with investing in foreign governments by
timely and ultimate payments on its external debt                  carefully monitoring the countries in which its invests.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FOREIGN FIXED-INCOME SECURITIES are          The Global Bond Series may invest in these securities. The
those securities rated lower than BBB by S&P and Baa by            economy and interest rates may affect these high yield, high
Moody's. Securities of this type are considered to be of           risk securities differently than other securities. Prices on
poor standing and predominantly speculative as to the              these bonds have been less sensitive to interest rate
ability to repay interest and principal.                           changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate
                                                                   developments. Also, during an economic downturn or a
                                                                   substantial period of rising interest rates, highly
                                                                   leveraged issuers may experience financial stress which
                                                                   would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more
                                                                   affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the
                                                                   Series' investment value.

                                                                   We believe that in the past, the high yields from these
                                                                   bonds have more than compensated for their higher default
                                                                   rates. There is no assurance, however, that yields will
                                                                   continue to offset default rates on these bonds in the
                                                                   future. We intend to maintain an adequately diversified
                                                                   portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series,
                                                                   there is no guarantee that diversification will protect the
                                                                   Series from widespread bond defaults brought about by a
                                                                   sustained economic downturn.
-----------------------------------------------------------------------------------------------------------------------------------

62
--

INVESTMENT MANAGER

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.66% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

PORTFOLIO MANAGERS

Ian G. Sims and Christopher Moth have primary responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Sims and Mr. Moth regularly consult with W. Hywel Morgan.

IAN G. SIMS
Deputy Managing Director/Chief Investment Officer, Global Fixed Income and Director of Delaware International Advisers Ltd.

Mr. Sims has been the senior portfolio manager for this Series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International Advisers in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International Advisers, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Management Ltd.

CHRISTOPHER MOTH
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Moth became Co-Manager of Global Bond Series in January 1997. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware International Advisers in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London.

W. HYWEL MORGAN
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International Advisers, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum.

                                                                              63
                                                                              --

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                     GLOBAL BOND SERIES
--------------------------------------------------------------------------------------------------------
                                                                Year Ended 12/31     Period 5/2/96(1)
                                                                1998        1997      through 12/31/96
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.500     $10.960          $10.000
Income from investment operations
Net investment income(2)                                        0.608       0.636            0.339
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        0.182      (0.551)           0.831
                                                              -------     -------          -------
Total from investment operations                                0.790       0.085            1.170
                                                              -------     -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.600)     (0.460)          (0.210)

Distributions from net realized gain on investments            (0.010)     (0.085)            none
                                                              -------     -------          -------
Total dividends and distributions                              (0.610)     (0.545)          (0.210)
                                                              -------     -------          -------
NET ASSET VALUE, END OF PERIOD                                $10.680     $10.500          $10.960
                                                              =======     =======          =======
TOTAL RETURN(3)                                                 7.82%       0.88%           11.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $21,711     $16,876           $9,471
Ratio of expenses to average net assets                         0.83%       0.80%            0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.92%       1.08%            1.19%
Ratio of net investment income to average net assets            5.83%       6.03%            6.51%
Ratio of net investment income to average net assets
   prior to expense limitation                                  5.74%       5.75%            6.12%
Portfolio turnover                                                79%         97%              56%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

GROWTH AND INCOME SERIES

OUR INVESTMENT STRATEGIES

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.


THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                           HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      GROWTH AND INCOME SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, 90% to 100% of the Series' net assets will be
in a corporation. Stockholders participate in the                     invested in dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: Certificates issued by a U.S.           We may invest without limitation in ADRs. We use them when we
bank which represent the bank's holdings of a stated number           believe they offer better total return opportunities than
of shares of a foreign corporation. An ADR entitles the               U.S. securities.
holder to all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series' must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted            For this Series, the 10% limit includes restricted securities
under securities law.                                                 such as privately placed securities that are eligible for
                                                                      resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready           registration, which are commonly known as "Rule 144A
market, and cannot be easily sold, if at all, at                      Securities," and repurchase agreements with maturities of
approximately the price that the Series has valued them.              over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. It may invest in global and European depositary receipts and directly in foreign securities; however, the manager has no present intention of doing so. Growth and Income Series reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy, although to the extent it does so it may be unable to meet its investment objective. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING IN GROWTH AND INCOME SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                                           HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       GROWTH AND INCOME SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and do not trade for
confidence.                                                           short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an                industry and in any individual security. We also follow a
individual stock or bond will decline because of changing             rigorous selection process designed to identify undervalued
expectations for the performance of that industry or for the          securities before choosing securities for the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability, changes in               portfolio in foreign corporations through American Depositary
currency exchange rates, foreign economic conditions or               Receipts. We do not invest directly in foreign securities.
inadequate regulatory and accounting standards.                       When we do purchase ADRs, they are generally denominated in
                                                                      U.S. dollars and traded on a U.S. exchange.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGER

John B. Fields has primary responsibility for making day-to-day investment decisions for Growth and Income Series.

JOHN B. FIELDS
Vice President and Senior Portfolio Manager

Mr. Fields, who has 28 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                         GROWTH AND INCOME SERIES
                                                                                            (FORMERLY DECATUR TOTAL RETURN SERIES)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Year Ended 12/31
                                                                   1998           1997           1996           1995          1994
NET ASSET VALUE, BEGINNING OF YEAR                             $ 18.800       $ 15.980       $ 14.830       $ 11.480       $12.510
Income (loss) from investment operations
Net investment income                                             0.361          0.324          0.377          0.416         0.412
Net realized and unrealized gain (loss) on investments            1.636          4.216          2.398          3.574        (0.422)
                                                               --------       --------       --------       --------       -------
Total from investment operations                                  1.997          4.540          2.775          3.990        (0.010)
                                                               --------       --------       --------       --------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (0.327)        (0.370)        (0.420)        (0.430)       (0.420)
Distributions from net realized gain on investments              (1.050)        (1.350)        (1.205)        (0.210)       (0.600)
                                                               --------       --------       --------       --------       -------
Total dividends and distributions                                (1.377)        (1.720)        (1.625)        (0.640)       (1.020)
                                                               --------       --------       --------       --------       -------
NET ASSET VALUE, END OF YEAR                                   $ 19.420       $ 18.800       $ 15.980       $ 14.830       $11.480
                                                               ========       ========       ========       ========       =======
TOTAL RETURN(1)                                                  11.35%         31.00%         20.72%         36.12%        (0.20%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $579,907      $401,402        $166,647       $109,003       $72,725
Ratio of expenses to average net assets                           0.71%          0.71%          0.67%          0.69%         0.71%
Ratio of expenses to average net assets
   prior to expense limitation                                    0.71%          0.71%          0.67%          0.69%         0.71%
Ratio of net investment income to average net assets              2.00%          2.02%          2.66%          3.24%         3.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                    2.00%          2.02%          2.66%          3.24%         3.63%
Portfolio turnover                                                  81%            54%            81%            85%           91%

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

INTERNATIONAL EQUITY SERIES

OUR INVESTMENT STRATEGIES

International Equity Series seeks long-term growth without undue risk to principal. The Series invests primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. Under normal circumstances, at least 65% of the Series' total assets will be invested in the securities of issuers from at least three different countries outside of the United States. We may invest in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. We may also invest in sponsored or unsponsored Depositary Receipts.

We use a dividend discount analysis to evaluate opportunities in various countries. This means we look at future anticipated dividends and try to determine what the value of those dividends would be if they were being paid today. This helps us compare the current value of different investments, even in different countries.

We also use what is called a purchasing power parity approach to help us determine what currencies and what markets are overvalued or undervalued relative to the U.S. dollar. We first identify the amount of goods and services that a dollar will buy in the United States. We then compare see how much of a foreign currency is required to buy that same amount of goods and services in another country. We believe that eventually all currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, we consider the foreign currency to be overvalued. When the dollar buys more, we consider the currency to be undervalued.

We may purchase securities in any foreign country, developed or emerging; however we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Series may invest in countries not listed here.

THE SECURITIES WE
TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                                HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership in     We generally invest 90% to 100% of the Series' assets in common
a corporation. Stockholders participate in the corporation's        stock of companies located in foreign countries.
profits and losses, proportionate to the number of shares they own.

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY CONTRACTS OR FORWARD CONTRACTS: A forward          The Series may invest in securities issued in any currency and
contract involves an obligation to purchase or sell a specific      may hold foreign currency. Securities of issuers within a given
currency at a future date at a price set at the time of the         country may be denominated in the currency of another country or
contract. Forward contracts are used to "lock-in" the price of a    in multinational currency units such as the Euro.
security it has agreed to purchase or sell, in terms of U.S.
dollars or other currencies.                                        We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into
                                                                    contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of
                                                                    U.S. dollars, we do not convert our holdings of foreign
                                                                    currencies into U.S. dollars on a daily basis. We may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. The
                                                                    Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency
                                                                    conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.
------------------------------------------------------------------------------------------------------------------------------------

THE SECURITIES WE
TYPICALLY INVEST IN
(continued)

------------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                                HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY            The Series may invest in sponsored and unsponsored ADRs, EDRs
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs are    and GDRs, generally focusing on underlying securities issued by
receipts issued by a U.S. depositary (usually a U.S. bank) and      foreign issuers.
EDRs and GDRs are receipts issued by a depositary outside of the
U.S. (usually a non-U.S. bank or trust company or a foreign
branch of a U.S. bank). Depositary receipts represent an
ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an
ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S.
issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries, investments by    We may invest in such closed-end investment companies if we
a mutual fund may only be made through investments in closed-end    believe the country offers good investment opportunities for the
investment companies that in turn invest in the securities of       Series. We may invest in either closed-end or open-end
such countries.                                                     investment companies consistent with requirements of the
                                                                    Investment Company Act of 1940. These investments involve an indirect payment of a portion of the expenses, including
                                                                    advisory fees, of such other investment companies.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as the    Typically, we use repurchase agreements as a short-term
Series, and a seller of securities in which the seller agrees to    investment for the Series' cash position. In order to enter into
buy the securities back within a specified time at the same         these repurchase agreements, the Series must have collateral of
price the buyer paid for them, plus an amount equal to an agreed    at least 102% of the repurchase price.
upon interest rate. Repurchase agreements are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose resale     We may invest in privately placed securities that are eligible
is restricted under securities law.                                 for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                    Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready market,    We may invest up to 10% of net assets in illiquid securities,
and cannot be easily sold, if at all, at approximately the price    including repurchase agreements with maturities of over seven
that the Series has valued them.                                    days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may invest in futures contracts, and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

THE RISKS OF INVESTING
IN INTERNATIONAL
EQUITY SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                          HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on stocks
in a certain market--like the stock or bond market--will decline    we believe can appreciate over an extended time frame regardless
in value because of factors such as economic conditions, future     of interim market fluctuations. We do not try to predict overall
expectations or investor confidence.                                stock market movements and do not trade for short-term purposes.

                                                                    We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of            We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an              industry and in any individual security. We also follow a
individual stock or bond will decline because of changing           rigorous selection process before choosing securities for the
expectations for the performance of that industry or for the        portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be             We carefully evaluate the overall situations in the countries
adversely affected by political instability, changes in currency    where we invest in an attempt to reduce these risks. We also
exchange rates, foreign economic conditions or inadequate           tend to avoid markets where we believe accounting principles or
regulatory and accounting standards.                                the regulatory structure are underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of the Series'             We may try to hedge our currency risk by purchasing foreign
investments may be negatively affected by changes in foreign        currency exchange contracts. By agreeing to purchase or sell
currency exchange rates. Adverse changes in exchange rates may      foreign securities at a pre-set price on a future date, we
reduce or eliminate any gains produced by investments that are      strive to protect the value of the stock in the portfolio from
denominated in foreign currencies and may increase any losses.      future changes in currency rates. We will use forward currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a
                                                                    strategy such as this will be successful.
------------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire region      We carefully evaluate the political situations in the countries
where we invest may experience political instability, which may     where we invest and take into account any potential risks before
cause greater fluctuation in the value of our investments due to    we select securities for the portfolio. However, there is no way
changes in currency exchange rates, governmental seizures or        to eliminate political risk when investing internationally.
nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks             International Equity Series does not invest a significant
associated with international investing will be greater in          portion of its assets in emerging markets, so this is not a
emerging markets than in more developed foreign markets because,    major risk for the Series. However, if we were to invest in any
among other things, emerging markets may have less stable           emerging market, we would carefully select securities and
political and economic environments.                                consider all relevant risks associated with an individual
                                                                    company.
------------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may be     We will attempt to reduce these risks through portfolio
less liquid, have greater price volatility, less regulation and     diversification, credit analysis and attention to trends in the
higher transaction costs than U.S. markets.                         economy, industries and financial markets.
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies are      We conduct a great deal of fundamental research on the companies
subject to different accounting, auditing and financial             that we invest in rather than relying solely on information
reporting standards than U.S. companies. There may be less          available through financial reporting. We believe this will help
information available about foreign issuers than domestic           us to better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign issuers       companies.
may be less stringent or less consistently applied than in the
United States.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.74% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.


PORTFOLIO MANAGERS

Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

CLIVE A. GILLMORE
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing the Series since its inception.

NIGEL G. MAY
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. May joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                         INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended 12/31
                                                                        1998        1997        1996         1995        1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $15.520     $15.110      $13.120     $11.840      $11.620
Income from investment operations
Net investment income(1)                                                 0.386       0.359        0.557       0.419        0.220
Net realized and unrealized gain on investments
   and foreign currencies                                                1.169       0.596        1.966       1.191        0.080
                                                                       -------     -------      -------     -------      -------
Total from investment operations                                         1.555       0.955        2.523       1.610        0.300
                                                                       -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (0.595)     (0.545)      (0.420)     (0.240)      (0.070)
Distributions from net realized gain on investments                       none        none       (0.113)     (0.090)      (0.010)
                                                                       -------     -------      -------     -------      -------
Total dividends and distributions                                       (0.595)     (0.545)      (0.533)     (0.330)      (0.080)
                                                                       -------     -------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                           $16.480     $15.520      $15.110     $13.120      $11.840
                                                                       =======     =======      =======     =======      =======
TOTAL RETURN(2)                                                          10.33%       6.60%       20.03%      13.98%        2.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                               $243,536    $198,863     $131,428     $81,548      $57,649
Ratio of expenses to average net assets                                   0.87%       0.85%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                            0.88%       0.90%        0.91%       0.89%        1.01%
Ratio of net investment income to average net assets                      2.41%       2.28%        4.71%       3.69%        2.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                            2.40%       2.23%        4.60%       3.60%        2.42%
Portfolio turnover                                                           5%          7%           8%         19%          13%

(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                              73
                                                                              --

REIT SERIES

OUR INVESTMENT STRATEGIES

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

The Series may also purchase preferred stock, convertible securities and mortgage-backed securities.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, futures, options and related activities will not be used for speculative purposes but rather to quickly put money into the stock market at times when the Series' assets are not fully invested in equity securities. Positions in options or futures will generally be eliminated when the Series is able to invest in appropriate securities.

We do not normally intend to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.


THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                                        HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded             The series may invest without limitations in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs
invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have
appreciated in value. Mortgage REITs invest the majority of
their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs
indirectly through the Series, a shareholder bears not only a proportionate share of the expenses of the Series, but also, indirectly, similar expenses of the REITs.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY OPERATING COMPANIES: A company that             We may invest without limit in REOCs.
derives at least 50% of its gross revenues or net profits
from: (1) Ownership, development, construction, financing,
management or sale of commercial, industrial or residential
real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage
servicing.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:                 The Series' investments in equity securities of REITs and
Securities of foreign entities issued directly or, in the case       REOCs may include, from time to time, sponsored or unsponsored
of American Depositary Receipts, through a U.S. bank. ADRs are       American Depositary Receipts actively traded in the United
issued by a U.S. bank and represent the bank's holding of a          States. Equity securities for this purpose include common
stated number of shares of a foreign corporation. An ADR             stocks, securities convertible into common stocks and
entitles the holder to all dividends and capital gains earned        securities having common stock characteristics, such as rights
by the underlying foreign shares. ADRs are bought and sold the       and warrants to purchase common stocks.
same as U.S. securities.
                                                                     We may invest up to 10% of the Series' assets in foreign
                                                                     securities.
------------------------------------------------------------------------------------------------------------------------------------

74
--

------------------------------------------------------------------------------------------------------------------------------------
                           SECURITIES                                                       HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. Except
to an agreed upon interest rate. Repurchase agreements are           when the manager believes a temporary defensive approach is
often viewed as equivalent to cash.                                  appropriate, the Series will not hold more than 5% of its
                                                                     total assets in cash or such short-term investments. All
                                                                     short-term investments will be of the highest quality as
                                                                     determined by a nationally-recognized statistical rating
                                                                     organization (e.g. AAA by S&P or Aaa by Moody's) or be of
                                                                     comparable quality as determined by the manager.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities that are eligible
resale is restricted under securities law.                           for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                     Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid
                                                                     securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at approximately       including repurchase agreements with maturities of over seven
the price that the Series has valued them.                           days.
------------------------------------------------------------------------------------------------------------------------------------

LENDING SECURITIES REIT Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS REIT Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS REIT Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Series. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Series. We anticipate that the annual turnover rate of the REIT Series will generally not exceed 100%.

                                                                              75
                                                                              --

THE RISKS OF
INVESTING IN
REIT SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                                            HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond market       stocks we believe can appreciate over an extended time frame
- will decline in value because of factors such as economic          regardless of interim market fluctuations. We do not try to
conditions, future expectations or investor confidence.              predict overall stock market movements and do not trade for short-term purposes.

                                                                     We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRY AND SECURITY RISK is the risk that the value of             In the REIT Series we concentrate on the real estate industry.
securities in a particular industry or the value of an               As a consequence, the share price of the Series may fluctuate
individual stock or bond will decline because of changing            in response to factors affecting that industry, and may
expectations for the performance of that industry or for the         fluctuate more widely than a Portfolio that invests in a
individual company issuing the stock or bond.                        broader range of industries. The Series may be more
                                                                     susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

                                                                     In addition, because the Series is non-diversified, it may invest a greater proportion of its assets in the securities of a single industry than diversified Series. See
                                                                     "Non-diversified risk" below.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease         The REIT Series is subject to interest rate risk. As interest
in value if interest rates rise.                                     rates decline, the value of the Series' investments in real estate investment trusts that hold fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series' investments in real estate investment trusts holding fixed rate obligations can be expected to
                                                                     decline. However, lower interest rates tend to increase the level of refinancing, which can hurt the returns of REITs that hold fixed rate obligations.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY RISK includes among others: possible            Since the Series invests principally in REITs it is subject to
declines in the value of real estate; risks related to general       risks associated with the real estate industry. Investors
and local economic conditions; possible lack of availability         should carefully consider these risks before investing in the
of mortgage funds; overbuilding; extended vacancies of               Series.
properties; increases in competition; and changes in interest rates. REITS are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of
failing to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain exemptions from the
Investment Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED RISK affects portfolios with a greater               Though the REIT Series will hold a number of different
percentage of assets invested in fewer securities. Adverse           securities, technically, it is considered a non-diversified
effects on individual holdings may have a greater impact on          fund according to the definition in the 1940 Act. In a
performance.                                                         diversified fund, 75% of the portfolio must be diversified, meaning the fund or series cannot invest more than 5% of total assets in an individual security. When a fund is
                                                                     non-diversified, it does not have to limit the percentage of assets invested in individual securities. However, the REIT
                                                                     Series does intent to satisfy the Internal Revenue Code's
                                                                     diversification requirement, which says that for 50% of the
                                                                     Series' assets, no more than 5% of total assets can be
                                                                     invested in any one individual security. The bottom line for shareholders is that 50% of the REIT Series must be spread among various securities, with no more than 5% of total assets invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual
                                                                     securities.
------------------------------------------------------------------------------------------------------------------------------------

76
--

------------------------------------------------------------------------------------------------------------------------------------
                            RISKS                                                     HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT SERIES
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be              We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability, changes in              foreign securities; however we typically invest only a small
currency exchange rates, foreign economic conditions or              portion of assets in foreign securities.
inadequate regulatory and accounting standards.
                                                                     If the Series holds international securities, currency
                                                                     considerations may present risks. The Series may try to reduce this risk by investing in forward foreign currency exchange contracts to neutralize currency risks associated with the purchase of individual securities denominated in a particular currency. See "Futures and options risk" below.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS RISK Futures contracts, options on futures       The REIT Series may use futures contracts and options on
contracts, forward contracts, and certain other options              futures contracts, as well as options on securities for
involve risks. For example, there may be no correlation              defensive purposes and not for speculation. The Series will
between price changes of an option or futures contract and the       enter into futures contracts and options only as long as no
assets being hedged. This could render the hedging strategy          more than 5% of the Series' assets are required as futures
unsuccessful and could result in losses. Options and futures         contract margin deposits and premiums on options. Obligations
contracts on foreign currencies, and forward contracts, entail       under such futures contracts and options on those futures
particular risks related to conditions affecting the                 contracts may not exceed 20% of the Series' total assets.
underlying currency.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER AND SUB-ADVISER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the Series will pay the manager a fee of 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion on an annual basis.

Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. As of November 30, 1998, Lincoln had approximately $41 billion in assets under management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

PORTFOLIO MANAGER

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the REIT Series.

BABAK ZENOUZI
Vice President/Senior Portfolio Manager

Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining Delaware Investments in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant. He has responsibility for making day-to-day investment decisions for this Series regarding its investments in U.S. equity securities. Mr. Zenouzi has been a member of REIT Series' management team since its inception.

                                                                              77
                                                                              --

FINANCIAL HIGHLIGHTS
                                                                     REIT Series
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.



                                                              Period 5/4/98(1)
                                                              through 12/31/98
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.000
Income (loss) from investment operations
Net investment income                                                    0.217
Net realized and unrealized loss on investments                         (1.117)
                                                                        ------
Total from investment operations                                        (0.900)
                                                                        ------
Net asset value, end of period                                          $9.100
                                                                        ======
TOTAL RETURN(2)                                                          (9.00%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                 $5,562
Ratio of expenses to average net assets                                   0.85%
Ratio of expenses to average net assets prior to expense limitation       1.02%
Ratio of net investment income to average net assets                      6.42%
Ratio of net investment income to average net assets prior to
 expense limitation                                                       6.25%
Portfolio turnover                                                          39%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

78
--

SMALL CAP VALUE SERIES

OUR INVESTMENT STRATEGIES

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.


We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

   THE SECURITIES WE TYPICALLY INVEST IN Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                           SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       SMALL CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Under normal market conditions, we will hold at least 65% of
in a corporation. Stockholders participate in the                    the Series' net assets in common stock of small companies that
corporation's profits and losses, proportionate to the number        we believe are selling for less than their true value.
of shares they own.                                                  Generally, we invest 90% to 100% of net assets in these
                                                                     stocks.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded             The Series is permitted to invest in REITs and would typically
publicly, that manages a portfolio of real estate to earn            do so when this sector or specific companies within the sector
profits for shareholders.                                            appeared to offer opportunities for price appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:                 Although Small Cap Value Series may invest up to 25% of its
Securities of foreign entities issued directly or, in the case       net assets in foreign securities or depository receipts, the
of American Depositary Receipts, through a U.S. bank. ADRs are       manager has no present intention of doing so. We may hold ADRs
issued by a U.S. bank and represent a stated number of shares        when we believe they offer greater value and greater
of a foreign corporation that the bank holds in its vault. An        appreciation potential than U.S. securities.
ADR entitles the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose             We may invest in privately placed securities that are eligible
resale is restricted under securities law.                           for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                     Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                     securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at approximately       including repurchase agreements with maturities of over seven
the price that the Series has valued them.                           days.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  79
                                                                                                                                  --

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Small Cap Value Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Small Cap Value Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING IN SMALL CAP VALUE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                      RISKS                                                         HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       SMALL CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond market       stocks we believe can appreciate over an extended time frame
- will decline in value because of factors such as economic          regardless of interim market fluctuations. We do not try to
conditions, future expectations or investor confidence.              predict overall stock market movements and do not trade for short-term purposes.

                                                                     We may hold a substantial part of Small Cap Value Series'
                                                                     assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of             We limit the amount of Small Cap Value Series' assets invested
securities in a particular industry or the value of an               in any one industry and in any individual security. We also
individual stock or bond will decline because of changing            follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the         and continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller                Small Cap Value Series maintains a well-diversified portfolio,
companies may be more volatile than larger companies because         selects stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow product       because we focus on stocks that are already selling at
lines.                                                               relatively low prices, we believe we may experience less price volatility than small-cap funds that do not use a
                                                                     value-oriented strategy.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease         We analyze each company's financial situation and its cashflow
in value if interest rates rise. The risk is generally               to determine the company's ability to finance future expansion
associated with bonds; however, because smaller companies            and operations. The potential affect that rising interest
often borrow money to finance their operations, they may be          rates might have on a stock is taken into consideration before
adversely affected by rising interest rates.                         the stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be              We typically invest only a small portion of Small Cap Value
adversely affected by political instability, changes in              Series' portfolio in foreign securities. When we do purchase
currency exchange rates, foreign economic conditions or              foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                      dollars. To the extent we invest in foreign securities, we invest primarily in issuers of developed countries, which are less likely to encounter these foreign risks than issuers in developing countries. The Series may use hedging techniques to help offset potential foreign currency losses.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

80
--

INVESTMENT MANAGER
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.73% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manger.

PORTFOLIO MANAGERS
Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

CHRISTOPHER S. BECK
Vice President/Senior Portfolio Manager

Mr. Beck has been in the investment business for 18 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

ANDREA GILES
Research Analyst

Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

                                                                              81
                                                                              --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                 SMALL CAP VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Year Ended 12/31
                                                                 1998        1997         1996        1995         1994
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.920     $14.500      $12.470     $10.290      $10.210
Income (loss) from investment operations
Net investment income                                           0.196       0.122        0.112       0.192        0.148
Net realized and unrealized gain (loss) on investments         (1.036)      4.338        2.548       2.208       (0.068)
                                                             --------    --------     --------    --------     --------
Total from investment operations                               (0.840)      4.460        2.660       2.400        0.080
                                                             --------    --------     --------    --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.135)     (0.110)      (0.180)     (0.150)        none
Distributions from net realized gain on investments            (0.495)     (0.930)      (0.450)     (0.070)        none
                                                             --------    --------     --------    --------     --------
Total dividends and distributions                              (0.630)     (1.040)      (0.630)     (0.220)        none
                                                             --------    --------     --------    --------     --------
Net asset value, end of year                                  $16.450     $17.920      $14.500     $12.470      $10.290
                                                             ========    ========     ========    ========     ========
TOTAL RETURN(1)                                                (4.79%)     32.91%       22.55%      23.85%        0.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $103,989     $84,071      $23,683     $11,929       $6,291
Ratio of expenses to average net assets                         0.83%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.85%       0.90%        0.99%       0.96%        1.41%
Ratio of net investment income to average net assets            1.32%       1.24%        1.28%       2.13%        2.62%
Ratio of net investment income to average net assets
   prior to expense limitation                                  1.30%       1.14%        1.09%       1.97%        2.01%
Portfolio turnover                                                45%         41%          84%         71%          26%

-------------------
(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

82
--

SOCIAL AWARENESS SERIES

OUR INVESTMENT STRATEGIES

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.


We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         SOCIAL AWARENESS SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership       Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                  stock of medium-to large-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities          We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted         securities. For this Series, the 10% limit includes
under securities law.                                              restricted securities such as privately placed securities
                                                                   that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready        institutional buyers without registration, which are
market, and cannot be easily sold, if at all, at                   commonly known as "Rule 144A Securities," and repurchase
approximately the price that the Series has valued them.           agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              83
                                                                              --

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Series may also invest in foreign securities directly (although we have no present intention to do so) or through depositary receipts. It may hold cash, short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes, although to the extent it does so it may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

PORTFOLIO TURNOVER We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.


THE RISKS OF INVESTING IN SOCIAL AWARENESS SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.




-----------------------------------------------------------------------------------------------------------------------------------
                                RISKS                                                  HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         SOCIAL AWARENESS SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond            stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as          regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor               predict overall stock market movements and do not trade for
confidence.                                                        short-term purposes.

                                                                   We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of           We limit the amount of Social Awareness Series' assets
securities in a particular industry or the value of an             invested in any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the       Because Social Awareness Series avoids investing in
individual company issuing the stock or bond.                      companies that don't meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the
                                                                   performance of those sectors.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be        We limit exposure to illiquid securities.
readily sold, or can only be sold at approximately the price that the Series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED MARKET RISK is the risk that because the Series            Because the Series only invests in companies that meet its
avoids certain companies not considered socially                   definition of "socially responsible," this risk is
responsible, it could miss out on strong performance from          unavoidable.
those companies.
-----------------------------------------------------------------------------------------------------------------------------------

84
--

INVESTMENT
MANAGER AND
SUB-ADVISER

The Series is managed by Delaware Management Company. Vantage Investment Advisors is the Series' sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.69% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management in excess of $9.34 billion as of December 31, 1998.


PORTFOLIO MANAGERS

T. Scott Wittman, Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for Social Awareness Series.

T. SCOTT WITTMAN
President, Vantage Investment Advisors

His responsibilities with Vantage Investment Advisors include both business administration and equity portfolio management. Mr. Wittman is a Certified Financial Analyst (CFA). He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems. Mr. Wittman has had primary responsibility for making day-to-day investment decisions for the Social Awareness Series since its inception.

ENRIQUE CHANG
Senior Vice President and Chief Investment Officer, Vantage Investment Advisors

Mr. Chang became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

CHRISTOPHER P. HARVEY
Vice President, Vantage Investment Advisors

Mr. Harvey became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

                                                                              85
                                                                              --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                SOCIAL AWARENESS SERIES
-----------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended 12/31    Period 5/1/97(1)
                                                                                               1998    through 12/31/97
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $12.840             $10.000
Income from investment operations
Net investment income                                                                     0.065               0.051
Net realized and unrealized gain on investments                                           1.880               2.789
                                                                                        -------             -------
Total from investment operations                                                          1.945               2.840
                                                                                        -------             -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                     (0.050)               none
Distributions from net realized gain on investments                                      (0.185)               none
                                                                                        -------             -------
Total dividends and distributions                                                        (0.235)               none
                                                                                        -------             -------
NET ASSET VALUE, END OF PERIOD                                                          $14.550             $12.840
                                                                                        =======             =======
TOTAL RETURN(2)                                                                          15.45%              28.40%
RATIOS AND SUPPLEMENTAL DATA                                                             15.45%              28.40%
Net assets, end of period (000 omitted)                                                 $26,962              $7,800
Ratio of expenses to average net assets                                                   0.83%               0.80%
Ratio of expenses to average net assets prior to expense limitation                       0.89%               1.40%
Ratio of net investment income to average net assets                                      0.80%               1.13%
Ratio of net investment income to average net assets prior to expense limitation          0.74%               0.53%
Portfolio turnover                                                                          30%                 52%

-------------------
1 Date of commencement of operations; ratios have been annualized but total return has not been annualized.
2 Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

86
--

STRATEGIC INCOME SERIES

OUR INVESTMENT STRATEGIES

Strategic Income Series is a type of fixed income fund that invests in three distinct sectors of the fixed income market as it pursues its investment objective of providing the high current income and total return. In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a           Strategic Income Series may invest up to 60% of net assets
corporation and rated lower than investment grade by an            in high-yield corporate bonds. Emphasis is typically on
NRSRO such as S&P or Moody's or, if unrated, that we believe       those rated BB or B by an NRSRO.
are of comparable quality. High-yield bonds are issued by
corporations that have poor credit quality and may have            We carefully evaluate an individual companys financial
difficulty repaying principal and interest.                        situation, its management, the prospects for its industry
                                                                   and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                   ratings. The Series will invest in both rated and unrated
                                                                   bonds. Unrated bonds may be more speculative in nature than rated bonds.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds and other debt securities            government obligations; however, they will typically be a
issued by the U.S. Treasury or securities of U.S. government       smaller percentage of the portfolio because they generally
agencies or instrumentalities.                                     do not offer as high a level of current income as other
                                                                   fixed-income securities the Series may invest in.
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that           There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving             securities or on fully collateralized privately issued
principal and interest payments as the underlying mortgage         mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                  We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage          securities issued by private companies whether or not the
Corporation, Fannie Mae and the Government National Mortgage       securities are 100% collateralized. However, these
Association. Others are issued by private financial                securities must be rated in one of the four highest
institutions, with some fully collateralized by certificates       categories by an NRSRO at the time of purchase. The
issued or guaranteed by the government or its agencies or          privately issued securities we invest in are either CMOs or
instrumentalities.                                                 REMICs (see below).
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Privately issued       See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
-----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately       See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts         We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit            the four highest categories by an NRSRO.
loans.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              87
                                                                              --

THE SECURITIES WE TYPICALLY INVEST IN
(continued)

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE CORPORATE BONDS: Debt obligations issued by       We focus on bonds rated in one of the four highest
a corporation, rated in one of the four highest categories         categories by an NRSRO (or deemed equivalent).
by an NRSRO (or, if unrated, that we believe are of equal
quality).                                                          Debt securities within the top three categories comprise
                                                                   what are known as high-grade bonds and are regarded as
                                                                   having a strong capacity to pay principal and interest.
                                                                   Securities in the fourth category are known as medium-grade bonds and regarded as having an adequate capacity to pay
                                                                   principal and interest but with greater vulnerability to
                                                                   adverse economic conditions and speculative characteristics.

-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES: Securities issued by foreign        We will generally invest only in foreign government
governments or supranational entities. A supranational             securities rated AAA or AA by S&P or Aaa or Aa by Moody's
entity is an entity established or financially supported by        or, if unrated, considered to be of comparable quality by
the national governments of one or more countries. The             us. However, up to 15% of the Series' assets may also be
International Bank for Reconstruction and Development (more        invested in foreign government securities issued by emerging
commonly known as the World Bank) is one example of a              or developing countries, which may be lower rated, including
Supranational entity.                                              securities rated below investment grade.

                                                                   We may also invest in securities issued by supranational
                                                                   entities, which are typically of higher quality.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS: Debt obligations issued by a              We may invest in both rated and unrated securities of
foreign corporation.                                               foreign corporations. The rated securities that the Series may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS AND PAY-IN-KIND BONDS: Zero coupon               We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the           bonds, though this is not expected to be a significant
holder to any periodic payments of interest prior to               component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin             are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and            securities that pay interest periodically and are likely to
traded at a discount from their face amounts or par value.         react changes in interest rates to a greater degree than
Payment-in-kind bonds pay interest or dividends in the form        interest-paying bonds having similar maturities and credit
of additional bonds or preferred stock.                            quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES: Common stocks, preferred stocks                 Up to 10% of the Series' assets may be invested in U.S.
(including adjustable rate preferred stocks) and other             equity securities.
equity securities, such as convertible securities and
warrants.                                                          Such investments must be consistent with the Series'
                                                                   objective of high current income and total return.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some foreign countries,          We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through              companies consistent with the 1940 Act requirements. These
investments in closed-end investment companies that in turn        investments involve an indirect payment of a portion of the
invest in the securities of such countries.                        expenses, including advisory fees, of such other investment companies.
-----------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued under the            We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative announced by the        reforms undertaken by countries in connection with the
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a           issuance of Brady Bonds makes the debt of countries that
mechanism for debtor nations to restructure their                  have issued or have announced plans to issue Brady Bonds an
outstanding external indebtedness (generally, commercial           attractive opportunity for investment.
bank debt).
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY, FOREIGN CURRENCY CONTRACTS OR FORWARD            We may invest in securities issued in any currency and may
CONTRACTS: A forward contract involves an obligation to            hold foreign currency.
purchase or sell a specific currency at a future date at a
price set at the time of the contract. Forward contracts are       In addition, the Series may enter into contracts to purchase
used to "lock-in" the price of a security it has agreed to         or sell foreign currencies at a future date. Although the
purchase or sell, in terms of U.S. dollars or other                Series values its assets daily in terms of U.S. dollars, we
currencies.                                                        do not convert our holdings of foreign currencies into U.S.
                                                                   dollars on a daily basis. We may, however, from time to
                                                                   time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize
                                                                   currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or
                                                                   through a forward foreign currency contract or forward
                                                                   contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the
                                                                   costs of currency conversion. By entering into these
                                                                   transactions, the Series attempts to protect against a
                                                                   possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------------

88
--

THE SECURITIES WE TYPICALLY INVEST IN
(continued)

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities that are
resale is restricted under securities law.                         eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                   Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                   securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready           We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                   securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.           of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in futures contracts and options on futures contracts subject to certain limitations. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES

Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

BORROWING FROM BANKS

Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

Strategic Income Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER

We anticipate that Strategic Income Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                                              89
                                                                              --

THE RISKS OF INVESTING IN STRATEGIC INCOME SERIES
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Strategic Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond              bonds that we believe will continue to pay interest
market-will decline in value because of factors such as            regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor               predict overall bond market or interest rate movements and
confidence.                                                        do not trade for short-term purposes.

                                                                   We may hold a substantial part of Strategic Income Series'
                                                                   assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of           We diversify the Series assets across three distinct sectors
securities in a particular industry or the value of an             of the bond market and among a wide variety of individual
individual stock or bond will decline because of changing          issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease       Strategic Income Series is subject to interest rate risk. We
in value if interest rates rise. The risk is greater for           cannot eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter           monitoring economic conditions.
maturities.
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK The possibility that a bond's issuer (or an            Our careful, credit-oriented bond selection and our
entity that insures the bond) will be unable to make timely        commitment to hold a diversified selection of high-yield
payments of interest and principal.                                bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails        It is likely that protracted periods of economic uncertainty
the risk of principal loss, which may be greater than the          would cause increased volatility in the market prices of
risk involved in investment grade bonds. High-yield bonds          high-yield bonds, an increase in the number of high-yield
are sometimes issued by companies whose earnings at the time       bond defaults and corresponding volatility in the Series'
of issuance are less than the projected debt service on the        net asset value.
junk bonds.
                                                                   Our holdings of high quality investment grade bonds are less
Although experts disagree on the impact recessionary periods       subject to interest rate risk and may help to balance any
have had and will have on the high-yield market, some              credit problems experienced by individual high yield bond
analysts believe a protracted economic downturn would              issuers or foreign issuers.
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be            The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including             through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes       attention to trends in the economy, industries and financial
in currency exchange rates, foreign economic conditions or         markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have              We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher               in the countries where we invest and take these risks into
transaction costs than U.S. markets.                               account before we select securities for the portfolio.
                                                                   However, there is no way to eliminate foreign risks when
                                                                   investing internationally.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES RISKS involve the ability of a       Strategic Income Series attempts to reduce the risks
foreign government or government related issuer to make            associated with investing in foreign governments by limiting
timely and ultimate payments on its external debt                  the portion of portfolio assets that may be invested in such
obligations. This ability to make payments will be strongly        securities.
influenced by the issuers balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of an investment          We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency          currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce       foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are            Series strive to protect the value of the stock they own
denominated in foreign currencies and may increase any             from future changes in currency rates. We will use forward
losses.                                                            currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------------

90
--

THE SECURITIES WE TYPICALLY INVEST IN
(continued)

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         STRATEGIC INCOME SERIES
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks            While the Strategic Income Series may purchase securities of
associated with international investing will be greater in         issuers in any foreign country, developed and emerging, no
emerging markets than in more developed foreign markets            more than 15% of the Series' assets may be invested in
because, among other things, emerging markets may have less        direct obligations of issuers located in emerging market
stable political and economic environments.                        countries.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK The possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold, if at all, at approximately the price that the       our ability to dispose of particular issues, when necessary,
Series values them.                                                to meet the Series' liquidity needs or in response to a
                                                                   specific economic event, such as the deterioration in the
The secondary market for high-yield securities is currently        creditworthiness of the issuer. In striving to manage this
dominated by institutional investors, including mutual funds       risk, we evaluate the size of a bond issuance as a way to
and certain financial institutions. The high-yield secondary       anticipate its likely liquidity level.
market is particularly susceptible to liquidity problems
when the institutions which dominate it temporarily cease          We may invest only 10% of net assets in illiquid securities,
buying bonds for regulatory, financial or other reasons,           excluding Rule 144A securities described above.
such as the savings and loan crisis.
-----------------------------------------------------------------------------------------------------------------------------------
VALUATION RISK A less liquid secondary market as described         We will strive to manage this risk by carefully evaluating
above makes it more difficult for the Series to obtain             individual bonds and by limiting the amount of the portfolio
precise valuations of the high-yield securities in its             that can be allocated to privately placed high-yield
portfolio. During periods of reduced liquidity, judgment           securities.
plays a greater role in valuing high-yield securities.
-----------------------------------------------------------------------------------------------------------------------------------
LEGISLATIVE AND REGULATORY RISK The United States Congress         We monitor the status of regulatory and legislative
has from time to time taken or considered legislative              proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond            on the Series' portfolio.
market. Such actions in the future could reduce liquidity
for high-yield issues, reduce the number of new high-yield
securities being issued and could make it more difficult for the Series to attain its investment objective.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              91
                                                                              --

INVESTMENT MANAGER AND SUB-ADVISER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers is the Series' sub-adviser. Subject to the overall supervision of manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Series paid the manager and sub-adviser an aggregate fee of 0.64% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.


PORTFOLIO MANAGERS

Paul A. Matlack, Paul Grillo and Ian G. Sims have primary responsibility for making day-to-day investment decisions for Strategic Income Series.

PAUL A. MATLACK
Vice President/Senior Portfolio Manager

A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. Mr. Matlack has been a member of Strategic Income Series' management team since its inception.

PAUL GRILLO
Vice President/Portfolio Manager

Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.

IAN G. SIMS
Deputy Managing Director/Chief Investment Officer, Global Fixed
Income and Director, Delaware International Advisers Ltd.

Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International Advisers, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Management Ltd. Mr. Sims has primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. He has been a member of Strategic Income Series' management team since its inception.

92
--

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                                                       STRATEGIC INCOME SERIES
--------------------------------------------------------------------------------------------------------------
                                                                          Year Ended 12/31    Period 5/1/97(1)
                                                                                      1998    through 12/31/97
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $10.620             $10.000

Income from investment operations

Net investment income(2)                                                             0.832               0.523

Net realized and unrealized gain (loss) on investments,
   foreign currencies and futures contracts                                         (0.557)              0.097
                                                                                   -------             -------

Total from investment operations                                                     0.275               0.620
                                                                                   -------             -------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                                                (0.270)               none

Distributions from net realized gain on investments                                 (0.025)               none
                                                                                   -------             -------

Total dividends and distributions                                                   (0.295)               none
                                                                                   -------             -------

Net asset value, end of period                                                     $10.600             $10.620
                                                                                   =======             =======
TOTAL RETURN(3)                                                                      2.63%               6.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                            $20,571              $8,606

Ratio of expenses to average net assets                                              0.80%               0.80%

Ratio of expenses to average net assets prior to expense limitation                  0.81%               1.23%

Ratio of net investment income to average net assets                                 7.90%               7.44%

Ratio of net investment income to average net assets prior to expense limitation     7.89%               7.01%

Portfolio turnover                                                                    143%                 70%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                              93
                                                                              --

TREND SERIES

OUR INVESTMENT STRATEGIES

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           TREND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock of small growth-oriented companies
corporation's profits and losses, proportionate to the
number of shares they own.
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: ADRs are issued by a U.S. bank          We may hold ADRs when we believe they offer greater
and represent the bank's holdings of a stated number of               appreciation potential than U.S. securities.
shares of a foreign corporation. An ADR entitles the holder
to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose              We may invest in privately placed securities that are
resale is restricted under securities law.                            eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                      securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                      securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.              of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Trend Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Trend Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Trend Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

94
--

THE RISKS OF INVESTING IN TREND SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Trend Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                             HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      TREND SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.

                                                                      We may hold a substantial part of Trend Series' assets in
                                                                      cash or cash equivalents as a temporary, defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Trend Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.
-----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller                 Trend Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because          stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies             expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be           interest rates might have on a stock is taken into
adversely affected by rising interest rates.                          consideration before the stock is purchased.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability, changes in               portfolio in foreign corporations through American
currency exchange rates, foreign economic conditions or               Depositary Receipts. We do not invest directly in foreign
inadequate regulatory and accounting standards.                       securities. When we do purchase ADRs, they are generally
                                                                      denominated in U.S. dollars and traded on a U.S. exchange.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, or can only be sold at approximately the price that the Series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              95
                                                                              --

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.71% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

PORTFOLIO MANAGERS

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski and Lori P. Wachs.

GERALD S. FREY
Vice President/Senior Portfolio Manager

Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

MARSHALL T. BASSETT
Vice President

Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

JOHN A. HEFFERN
Vice President

Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

JEFFREY W. HYNOSKI
Vice President

Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

LORI P. WACHS
Vice President

Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

96
--

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                           TREND SERIES
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Year Ended 12/31
                                                                 1998        1997         1996        1995         1994
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.380     $14.560      $14.020     $10.160      $10.200
Income (loss) from investment operations
Net investment income                                           0.006       0.019        0.050       0.098        0.079
Net realized and unrealized gain (loss) on investments          2.736       3.031        1.380       3.852       (0.119)
                                                             --------    --------     --------    --------     --------
Total from investment operations                                2.742       3.050        1.430       3.950       (0.040)
                                                             --------    --------     --------    --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.020)     (0.050)      (0.090)     (0.090)        none
Distributions from net realized gain on investments            (0.342)     (0.180)      (0.800)       none         none
                                                             --------    --------     --------    --------     --------
Total dividends and distributions                              (0.362)     (0.230)      (0.890)     (0.090)        none
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, END OF YEAR                                  $19.760     $17.380      $14.560     $14.020      $10.160
                                                             --------    --------     --------    --------     --------
TOTAL RETURN(1)                                                16.04%      21.37%       11.00%      39.21%       (0.39%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $168,251    $118,276      $56,423     $20,510       $7,087
Ratio of expenses to average net assets                         0.81%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.85%       0.88%        0.92%       0.96%        1.47%
Ratio of net investment income to average net assets            0.03%       0.16%        0.56%       1.03%        1.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                 (0.01%)      0.08%        0.44%       0.87%        0.96%
Portfolio turnover                                               121%        125%         112%         76%          59%

-------------------
(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                              97
                                                                              --

IMPORTANT INFORMATION ABOUT ALL SERIES
--------------------------------------------------------------------------------
WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS

A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGERS

Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 or Delaware International Advisers Ltd., Third Floor, 80 Cheapside London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

SUB-ADVISERS

Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802 or Vantage Investment Advisors, 630 Fifth Avenue, New York, NY 10111 Delaware International Advisers Ltd., Third Floor, 80 Cheapside London, England EC2V 6EE

A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

PORTFOLIO MANAGERS

Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See "Information about individual Series" for information about the portfolio managers of the various series.

DISTRIBUTOR

Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

98
--

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See Valuation of shares.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine a Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

A significant portion of the portfolio securities of the Emerging Markets, Global Bond, International Equity and Strategic Income Series are listed on foreign exchanges. From time to time, other Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of these Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

For the Capital Reserves, Cash Reserve and Delchester Series, dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

For the Delaware Balanced, Global Bond and Growth and Income Series, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

For the Aggressive Growth, Convertible Securities, DelCap, Devon, Emerging Markets, International Equity, REIT, Small Cap Value, Social Awareness, Strategic Income and Trend Series, dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

A Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series

                                                                              99
                                                                              --

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT ALL SERIES (continued)

DIVIDENDS, DISTRIBUTIONS AND TAXES
(continued)

but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, each Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of each Series. The Year 2000 Problem may also adversely affect the issuers of securities in which each Series invests. Consistent with the investment process utilized for the selection of securities for the Social Awareness Series, the portfolio managers focus solely on the quantitative characteristics of the equity securities in which the Series invests. This process assumes that the effect of the Year 2000 problem on each company is already reflected in those characteristics. Accordingly, except for surveying widely reported information regarding the companies in which the Series invests, no additional Year 2000 due diligence is performed. The portfolio managers and investment professionals of the other Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

100
---

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series' in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Investment Company Act File Number: 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON


DELAWARE GROUP
PREMIUM FUND, INC.

GLOBAL BOND SERIES

GROWTH AND INCOME SERIES

TREND SERIES

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999

This Prospectus offers 3 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

-----------------------------------------------------------------
PROFILES
Global Bond Series                                         Page 1
Growth and Income Series                                        2
Trend Series                                                    3

HOW WE MANAGE THE SERIES
Our investment strategies and the
   risks of investing in the Series
Global Bond Series                                         Page 4
Growth and Income Series                                        9
Trend Series                                                   11

WHO MANAGES THE SERIES
Investment managers                                       Page 13
Portfolio managers                                             13
Fund administration (Who's who)                                15
Important information about all Series                         16
   Purchase and redemption of shares                           16
   Valuation of shares                                         16
   Dividends, distributions and taxes                          16
   Year 2000                                                   17

FINANCIAL HIGHLIGHTS
Global Bond Series                                        Page 18
Growth and Income Series                                       19
Trend Series                                                   20

PROFILE: GLOBAL BOND SERIES

WHAT ARE THE SERIES' GOALS?
    Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. Global Bond Series uses the same investment strategy as Global Bond Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in bond prices that can be caused by a drop in the bond market or an adverse change in interest rates. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. Additionally, the Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o Investors seeking a measure of capital appreciation.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

HOW HAS THE GLOBAL BOND SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Global Bond Series. We show how returns varied for Global Bond Series for the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Global Bond Series had a year-to-date return of -0.78%. During the periods illustrated in this bar chart, Global Bond Series' highest return was 4.25% for the quarter ended September 30, 1998 and its lowest return was -3.07% for the quarter ended March 31, 1997.

                                                  YEAR-BY-YEAR TOTAL RETURN

------------------------------------------------------------------------10%
                                                 7.82%
------------------------------------------------------------------------ 8

------------------------------------------------------------------------ 6

------------------------------------------------------------------------ 4

------------------------------------------------------------------------ 2
                    0.88%
------------------------------------------------------------------------ 0
                    1997                          1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                 GLOBAL BOND       SALOMON SMITH BARNEY WORLD
                                    SERIES           GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------
1 year                               7.82%                   15.31%
--------------------------------------------------------------------------------
Since inception (5/2/96)             7.61%                    7.91%

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: GROWTH AND INCOME SERIES
   (FORMERLY DECATUR TOTAL RETURN SERIES)

WHAT ARE THE SERIES' GOALS?
    The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock already in the portfolio falls below the average of the S&P 500, we generally sell that stock. Growth and Income Series uses the same investment strategy as Growth and Income Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or sectors. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

HOW HAS THE GROWTH AND INCOME SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns for Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Growth and Income Series had a year-to-date return of -0.83%. During the periods illustrated in this bar chart, Growth and Income Series' highest return was 13.46% for the quarter ended December 31, 1998 and its lowest was -15.79% for the quarter ended September 30, 1990.

                                                    YEAR-BY-YEAR TOTAL RETURN

------------------------------------------------------------------------  40%
                                         36.12%        31.00%
------------------------------------------------------------------------  30
             22.32%                             20.72%
------------------------------------------------------------------------  20
13.04%                     15.45%                             11.35%
------------------------------------------------------------------------  10
                     8.83%
------------------------------------------------------------------------   0
                                  -0.20%
------------------------------------------------------------------------ -10
     -13,31%
1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

                          AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                              GROWTH AND                   S&P 500
                            INCOME SERIES                   INDEX
--------------------------------------------------------------------------------
1 year                         11.35%                       28.60%
--------------------------------------------------------------------------------
5 years                        19.06%                       24.05%
--------------------------------------------------------------------------------
10 years                       13.67%                       19.19%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

PROFILE: TREND SERIES

WHAT ARE THE SERIES' GOALS?
           Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth. Trend Series uses the same investment strategy as Trend Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


HOW HAS THE TREND SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Trend Series. We show how returns for Trend Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Trend Series had a year-to-date return of 2.54%. During the periods illustrated in this bar chart, Trend Series' highest return was 23.75% for the quarter ended December 31, 1998 and its lowest return was -15.51% for the quarter ended September 30, 1998.

YEAR-BY-YEAR TOTAL RETURN


50% ----------------------------------------------------------------------------


40  ----------------------------------------------------------------------------
                         39.21%

30  ----------------------------------------------------------------------------
                                                                          16.04%
                                                          21.37%
20  ----------------------------------------------------------------------------

                                          11.00%
10  ----------------------------------------------------------------------------


0   ----------------------------------------------------------------------------
          -0.39%

-10 ----------------------------------------------------------------------------
           1994            1995            1996            1997            1998

AVERAGE ANNUAL RETURNS for the period ending 12/31/98

                                                                    RUSSELL 2000
                                                  TREND SERIES      GROWTH INDEX
1 year                                               16.04%             1.23%
5 years                                              16.73%            10.22%
Since inception (12/27/93)                           17.15%            10.22%

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

HOW WE MANAGE THE SERIES

GLOBAL BOND SERIES

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Global Bond Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

The Global Bond Series seeks current income consistent with the preservation of investors' principal. The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in the fixed-income securities of issuers from at least three different countries, one of which may be the United States.

The fixed-income securities in which Global Bond Series may invest include

o foreign and U.S. government securities

o debt obligations of foreign and U.S. companies which are generally rated A or better by Standard & Poor's Ratings Group ("S&P") and Baa by Moody's Investors Services, Inc. ("Moody's"), or if unrated, are deemed to be of comparable quality by the portfolio managers.

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers. Such securities may be rated lower than BBB by S&P or Baa by Moody's, or if unrated, are considered by the manager to be of equivalent quality. (See the section "The risks of investing in Global Bond Series.")

o Zero-coupon bonds denominated in any currency

For increased safety, the Series currently anticipates that a large percentage of its assets will be invested in securities of supranational entities and in U.S. and foreign government securities. Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We anticipate that the average weighted maturity of the portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, however, the average weighted maturity may be extended past ten years or if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

While the Series may purchase securities of issuers in any foreign country, developed and emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as, Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan and Thailand. This is a representative list, so we may also invest in other countries.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

--------------------------------------------------------------------------------------------------------------
          SECURITIES                                                             HOW WE USE THEM
--------------------------------------------------------------------------------------------------------------
                                                                                GLOBAL BOND SERIES
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES: Fixed-income               With respect to foreign government securities, the
securities issued by non-U.S. governments, their          Series will generally invest only in those rated
agencies or instrumentalities or political                AAA or AA by S&P or Aaa or Aa by Moody's or, if
sub-divisions.                                            unrated, considered to be of comparable quality by
                                                          the Series' portfolio manager. However, a portion
                                                          of the Series' assets may also be invested in such
                                                          foreign governmental securities issued by emerging
                                                          or developing countries, which may be lower rated,
                                                          including securities rated below investment grade.

--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Debt obligations              The Series may invest only in direct U.S.
issued by the United States government, its               obligations including bills, notes, bonds and
agencies or instrumentalities.                            other debt securities issued by the U.S. Treasury
                                                          or securities of U.S. government agencies or
                                                          instrumentalities which are backed by the full
                                                          faith and credit of the United States.
--------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE BONDS: Debt obligations        The Global Bond Series will invest in bonds
issued by a corporation.                                  generally rated A or better by S&P and Baa by
                                                          Moody's.
--------------------------------------------------------------------------------------------------------------
SUPRANATIONAL ENTITIES: Debt securities of                The Series expects to invest a large percentage of
supranational entities denominated in any                 its assets in supranational agencies, which are
currency. A supranational entity is an entity             typically of high grade quality.
established or financially supported by the
national governments of one or more countries. The
International Bank for Reconstruction and
Development (more commonly known as the World
Bank) would be one example of a supranational
entity.
--------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS: Zero coupon securities are debt        Global Bond Series may invest in zero coupon
obligations which do not entitle the holder to any        bonds. The market prices of zero coupon bonds are
periodic payments of interest prior to maturity or        generally more volatile than the market prices of
a specified date when the securities begin paying         securities that pay interest periodically and are
current interest, and therefore, are issued and           likely to respond to changes in interest rates to
traded at a discount from their face amounts or           a greater degree than do non-zero coupon
par value.                                                securities having similar maturities and credit
                                                          quality.
--------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries,         We may invest in either closed-end or open-end
investments by a mutual fund may only be made             investment companies consistent with the
through investments in closed-end investment              requirements of the Investment Company Act of
companies that in turn invest in the securities of        1940. These investments involve an indirect
such countries.                                           payment of a portion of the expenses, including
                                                          advisory fees, of such other investment companies.
--------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES:            Medium- and low-grade bonds held by the Series may
Securities that are rated lower than BBB by S&P           be issued as a consequence of corporate
and Baa by Moody's or, if unrated, are considered         restructurings, such as leveraged buy-outs,
by us to be of equivalent quality.                        mergers, acquisitions, debt recapitalizations or
                                                          similar events. Also, these bonds are often issued
                                                          by smaller, less creditworthy companies or firms
                                                          with high debt levels, which are generally less
                                                          able to make scheduled payments of interest and
                                                          principal than more financially stable firms.
                                                          Certain lower-rated debt securities issued by
                                                          foreign governments may reflect reduced ability to
                                                          make timely and ultimate payments on external debt
                                                          obligators. The risk posed by bonds issued under
                                                          such circumstances are substantial.
--------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued             The Global Bond Series may invest in Brady Bonds
under the framework of the Brady Plan, an                 consistent with its investment objective. We
initiative announced by the U.S. Treasury                 believe that the economic reforms undertaken by
Secretary, Nicholas F. Brady in 1989, as a                countries in connection with the issuance of Brady
mechanism for debtor nations to restructure their         Bonds makes the debt of countries that have issued
outstanding external indebtedness (generally,             or have announced plans to issue Brady Bonds an
commercial bank debt).                                    attractive opportunity for investment.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
          SECURITIES                                                               HOW WE USE THEM
--------------------------------------------------------------------------------------------------------------
                                                                                  GLOBAL BOND SERIES
--------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY, FOREIGN CURRENCY CONTRACTS OR           We may invest in securities issued in any currency
FORWARD CONTRACTS: A forward contract involves an         and may hold foreign currency. Securities of
obligation to purchase or sell a specific currency        issuers within a given country may be denominated
at a future date at a price set at the time of the        in the currency of another country or in
contract. Forward contracts are used to "lock-in"         multinational currency units such as the Euro.
the price of a security it has agreed to purchase
or sell, in terms of U.S. dollars or other                We may invest in securities of foreign issuers and
currencies.                                               may hold foreign currency. In addition, the Series
                                                          may enter into contracts to purchase or sell
                                                          foreign currencies at a future date. Although the
                                                          Series values its assets daily in terms of U.S.
                                                          dollars, we do not convert our holdings of foreign
                                                          currencies into U.S. dollars on a daily basis. We
                                                          may, however, from time to time, purchase or sell
                                                          foreign currencies and/or engage in forward
                                                          foreign currency transactions in order to expedite
                                                          settlement of portfolio transactions and to
                                                          minimize currency value fluctuations. We may
                                                          conduct foreign currency transactions on a spot
                                                          (i.e., cash) basis at the spot rate prevailing in
                                                          the foreign currency exchange market or through a
                                                          forward foreign currency contract or forward
                                                          contract. The Series will convert currency on a
                                                          spot basis from time to time, and investors should
                                                          be aware of the costs of currency conversion. By
                                                          entering into these transactions, the Series
                                                          attempts to protect against a possible loss
                                                          resulting from an adverse change in currency
                                                          exchange rates during the period between when a
                                                          security is purchased or sold and the date on
                                                          which payment is made or received.
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a             Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                short-term investment for the Series' cash
securities in which the seller agrees to buy the          position. In order to enter into these repurchase
securities back within a specified time at the            agreements, the Series must have collateral of at
same price the buyer paid for them, plus an amount        least 102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
--------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN             The Series may invest in sponsored and unsponsored
DEPOSITARY RECEIPTS (EDRS), AND GLOBAL DEPOSITARY         ADRs, EDRs and GDRs generally focusing on underlying
RECEIPTS (GDRS): ADRs are receipts issued by a            securities issued by foreign issuers.
U.S. depositary (usually a U.S. bank) and EDRs and
GDRs are receipts issued by a depositary outside
of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank).
Depositary receipts represent an ownership
interest in an underlying security that is held by
the depositary. Generally, the underlying security
represented by an ADR is issued by a foreign
isssuer and the underlying security represented by
an EDR or GDR may be used by a foreign or U.S.
issuer. Sponsored depositary receipts are issued
jointly by the issuer of the underlying security
and the depositary, and unsponsored depositary
receipts are issued by the depositary without the
participation of the issuer of the underlying
security. Generally, the holder of the depositary
receipt is entitled to all payments of interest,
dividends or capital gains that are made on the
underlying security.
--------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities        We may invest in privately placed securities that
whose resale is restricted under securities law.          are eligible for resale only among certain
                                                          institutional buyers without registration. These
                                                          are commonly known as "Rule 144A Securities."
                                                          Restricted securities that are determined to be
                                                          illiquid may not exceed the Series' 10% limit on
                                                          illiquid securities, which is described below.
--------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a        We may invest up to 10% of net assets in illiquid
ready market, and cannot be easily sold, if at            securities, including repurchase agreements with
all, at approximately the price that the Series           maturities of over seven days.
has valued them.
--------------------------------------------------------------------------------------------------------------

The Series may also invest in futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

THE RISKS OF INVESTING IN GLOBAL BOND SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


--------------------------------------------------------------------------------------------------------------
              RISKS                                                      HOW WE STRIVE TO MANAGE THEM
--------------------------------------------------------------------------------------------------------------
                                                                              GLOBAL BOND SERIES
--------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of         We maintain a long-term investment approach and
the securities in a certain market - like the             focus on securities that we believe can perform
stock or bond market - will decline in value              well over an extended time frame regardless of
because of factors such as economic conditions,           interim market fluctuations. We do not try to
future expectations or investor confidence.               predict overall market movements and do not trade
                                                          for short-term purposes.

                                                          We may hold a substantial part of the Series'
                                                          assets in cash or cash equivalents as a temporary
                                                          defensive strategy.
--------------------------------------------------------------------------------------------------------------
INDUSTRY RISK is the risk that the value of               We limit the amount of Global Bond Series' assets
securities in a particular industry will decline          invested in any one industry. We also follow a
because of changing expectations for the                  rigorous selection process before choosing
performance of that industry.                             securities for the portfolio.
--------------------------------------------------------------------------------------------------------------


INTEREST RATE RISK is the risk that securities,           We will maintain an intermediate average maturity,
particularly bonds with longer maturities, will           usually between five and 10 years.
decrease in value if interest rates rise.
                                                          In an attempt to protect Global Bond Series'
                                                          investments from interest rate fluctuations, the
                                                          Series may engage in interest rate swaps. Interest
                                                          rate swaps occur when the Series exchanges its
                                                          rights to receive interest on a bond for the
                                                          rights of another party. The Series intends to use
                                                          interest rate swaps as a hedge and not as a
                                                          speculative investment. The use of interest rate
                                                          swaps involves investment techniques and risks
                                                          different from those associated with ordinary
                                                          portfolio securities transactions. If we use this
                                                          strategy and are incorrect in our forecast of
                                                          market values, interest rates and other applicable
                                                          factors, the investment performance of the Series
                                                          will be less favorable than if this investment
                                                          strategy were never used.
--------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities          We carefully evaluate the overall situations in
may be adversely affected by political                    the countries where we invest in an attempt to
instability, changes in currency exchange rates,          reduce these risks. We also tend to avoid markets
foreign economic conditions or inadequate                 where we believe accounting principles or the
regulatory and accounting standards.                      regulatory structure are too underdeveloped.
--------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of an            Global Bond Series may try to hedge its currency
investment may be negatively affected by changes          risk by purchasing foreign currency exchange
in foreign currency exchange rates. Adverse               contracts. By agreeing to purchase or sell foreign
changes in exchange rates may reduce or eliminate         securities at a pre-set price on a future date,
any gains produced by investments that are                the Series strives to protect the value of the
denominated in foreign currencies and may increase        stock it owns from future changes in currency
any losses.                                               rates. The Series will use forward currency
                                                          exchange contracts only for defensive measures,
                                                          not to enhance portfolio returns. However, there
                                                          is no assurance that a strategy such as this will
                                                          be successful.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
              RISKS                                                      HOW WE STRIVE TO MANAGE THEM
--------------------------------------------------------------------------------------------------------------
                                                                              GLOBAL BOND SERIES
--------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the          We carefully evaluate the political situations in
entire region where we invest may experience              the countries where we invest and take into
political instability, which may cause greater            account any potential risks before we select
fluctuation in the value of our investments due to        securities for the portfolio. However, there is no
changes in currency exchange rates, governmental          way to eliminate political risk when investing
seizures or nationalization of assets.                    internationally.
--------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the         Global Bond Series carefully selects securities
risks associated with international investing will        within emerging markets and strives to consider
be greater in emerging markets than in more               all relevant risks associated with an individual
developed foreign markets because, among other            company. We cannot eliminate emerging market risk
things, emerging markets may have less stable             and consequently encourage shareholders to invest
political and economic environments.                      in the Series only if they have a long-term time
                                                          horizon, over which the potential of individual
                                                          securities is more likely to be realized.
--------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign          The Series will attempt to reduce these risks
markets may be less liquid, have greater price            through investing in a number of different
volatility, less regulation and higher transaction        countries, credit analysis and attention to trends
costs than U.S. markets.                                  in the economy, industries and financial markets.
--------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign          We conduct a great deal of fundamental research on
companies are subject to different accounting,            the bond issuers rather than relying solely on
auditing and financial reporting standards than           information available through financial reporting.
U.S. companies. There may be less information             We believe this will help us to better uncover any
available about foreign issuers than domestic             potential weaknesses.
issuers. Furthermore, regulatory oversight of
foreign issuers may be less stringent or less
consistently applied than in the United States.
--------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUNDS are believed to be subject          The Global Bond Series will not be a diversified
to greater risks because adverse effects on their         fund according to the 1940 Act. In a diversified
security holdings may affect a larger portion of          fund, 75% of the portfolio must be diversified,
their overall assets.                                     meaning the fund or series cannot invest more than
                                                          5% of assets in an individual security. When a
                                                          fund is non-diversified, it does not have to limit
                                                          the percentage of assets invested in individual
                                                          securities. However, the Global Bond Series does
                                                          intend to satisfy the Internal Revenue Code's
                                                          diversification requirement, which says that for
                                                          50% of the Series' assets, no more than 5% of net
                                                          assets can be invested in any one individual
                                                          security. The bottom line for shareholders is that
                                                          50% of the Global Bond Series must be spread among
                                                          various securities, with no more than 5% of assets
                                                          invested in any single security. The other 50% can
                                                          be more concentrated with greater than 5% invested
                                                          in individual securities. In practice, however,
                                                          the Series does not intend to be heavily invested
                                                          in any single particular issuer.
--------------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES RISKS involve the           The Global Bond Series attempts to reduce the
ability of a foreign government or government             risks associated with investing in foreign
related issuer to make timely and ultimate                governments by carefully monitoring the countries
payments on its external debt obligations. This           in which its invests.
ability to make payments will be strongly
influenced by the issuer's balance of payments,
including export performance, its access to
international credits and investments,
fluctuations in interest rates and the extent of
its foreign reserves.
--------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FOREIGN FIXED-INCOME                The Global Bond Series may invest in these
SECURITIES are those securities rated lower than          securities. The economy and interest rates may
BBB by S&P and Baa by Moody's. Securities of this         affect these high-yield, high risk securities
type are considered to be of poor standing and            differently than other securities. Prices on these
predominantly speculative as to the ability to            bonds have been less sensitive to interest rate
repay interest and principal.                             changes than higher rated investments, but more
                                                          sensitive to adverse economic changes or
                                                          individual corporate developments. Also, during an
                                                          economic downturn or a substantial period of
                                                          rising interest rates, highly leveraged issuers
                                                          may experience financial stress which would
                                                          adversely affect their ability to make principal
                                                          and interest payments, to meet projected business
                                                          goals and to obtain additional financing. These
                                                          bonds may also be more affected when recognized
                                                          rating agencies change their rating of the
                                                          security. Consequently, these changes will affect
                                                          the Series' investment value.

                                                          We believe that in the past, the high-yields from
                                                          these bonds have more than compensated for their
                                                          higher default rates. There is no assurance,
                                                          however, that yields will continue to offset
                                                          default rates on these bonds in the future. We
                                                          intend to maintain an adequately diversified
                                                          portfolio of these bonds. While diversification
                                                          can help to reduce the effect of an individual
                                                          default on the Series, there is no guarantee that
                                                          diversification will protect the Series from
                                                          widespread bond defaults brought about by a
                                                          sustained economic downturn.
--------------------------------------------------------------------------------------------------------------

GROWTH AND INCOME SERIES

OUR INVESTMENT STRATEGIES

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series. Following are descriptions of how the portfolio manager pursues the Series' investment goals.

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds offer the potential for greater income payments than stocks, and also may provide capital appreciation.

--------------------------------------------------------------------------------------------------------------
                SECURITIES                                                    HOW WE USE THEM
--------------------------------------------------------------------------------------------------------------
                                                                          GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of        Generally, 90% to 100% of the Series' net assets
ownership in a corporation. Stockholders                  will be invested in dividend-paying common stocks.
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.
--------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: Certificates issued         We may invest without limitation in ADRs. We use
by a U.S. bank which represent the bank's holdings        them when we believe they offer better total
of a stated number of shares of a foreign                 return opportunities than U.S. securities.
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought
and sold the same as U.S. securities.
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a             Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                short-term investment for the Series' cash
securities in which the seller agrees to buy the          position. In order to enter into these repurchase
securities back within a specified time at the            agreements, the Series' must have collateral of at
same price the buyer paid for them, plus an amount        least 102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
--------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted            We may invest up to 10% of net assets in illiquid
securities are privately placed securities whose          securities. For this Series, the 10% limit
resale is restricted under securities law.                includes restricted securities such as privately
Illiquid securities are securities that do not            placed securities that are eligible for resale
have a ready market, and cannot be easily sold, if        only among certain institutional buyers without
at all, at approximately the price that the Series        registration, which are commonly known as "Rule
has valued them.                                          144A Securities" and repurchase agreements with
                                                          maturities of over seven days.
--------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. It may invest in global and European depositary receipts and directly in foreign securities; however, the manager has no present intention of doing so. Growth and Income Series reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy, although to the extent it does so it may be unable to meet its investment objective. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING IN GROWTH AND INCOME SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


--------------------------------------------------------------------------------------------------------------
                  RISKS                                                HOW WE STRIVE TO MANAGE THEM
--------------------------------------------------------------------------------------------------------------
                                                                         GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of         We maintain a long-term investment approach and
the securities in a certain market - like the             focus on stocks we believe can appreciate over an
stock or bond market - will decline in value              extended time frame regardless of interim market
because of factors such as economic conditions,           fluctuations. We do not try to predict overall
future expectations or investor confidence.               stock market movements and do not trade for
                                                          short-term purposes.
--------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the           We limit the amount of the Series' assets invested
value of securities in a particular industry or           in any one industry and in any individual
the value of an individual stock or bond will             security. We also follow a rigorous selection
decline because of changing expectations for the          process designed to identify undervalued
performance of that industry or for the individual        securities before choosing securities for the
company issuing the stock or bond.                        portfolio.
--------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities          We typically invest only a small portion of the
may be adversely affected by political                    Series' portfolio in foreign corporations through
instability, changes in currency exchange rates,          American Depositary Receipts. We do not invest
foreign economic conditions or inadequate                 directly in foreign securities. When we do
regulatory and accounting standards.                      purchase ADRs, they are generally denominated in
                                                          U.S. dollars and traded on a U.S. exchange.
--------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities         We limit exposure to illiquid securities.
cannot be readily sold, if at all, at approximately
the price that the Series values them.
--------------------------------------------------------------------------------------------------------------

TREND SERIES

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Trend Series. Following is a description of how the portfolio manager pursues the Series' investment goal.

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena.

In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.


THE SECURITIES WE
TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                         HOW WE USE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        TREND SERIES
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock of small growth-oriented companies
corporation's profits and losses, proportionate to the
number of shares they own.
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: ADRs are issued by a U.S. bank          We may hold ADRs when we believe they offer greater
and represent the bank's holdings of a stated number of               appreciation potential than U.S. securities.
shares of a foreign corporation. An ADR entitles the holder
to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose              We may invest in privately placed securities that are
resale is restricted under securities law.                            eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                      securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                      securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.              of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Trend Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Trend Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Trend Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

THE RISKS OF INVESTING
IN TREND SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                                          HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                TREND SERIES
----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.

                                                                      We may hold a substantial part of Trend Series' assets in
                                                                      cash or cash equivalents as a temporary, defensive strategy.
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Trend Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.
----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller                 Trend Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because          stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies             expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be           interest rates might have on a stock is taken into
adversely affected by rising interest rates.                          consideration before the stock is purchased.
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of Trend Series'
adversely affected by political instability, changes in               portfolio in foreign securities through American Depositary
currency exchange rates, foreign economic conditions or               Receipts. When we do purchase ADRs, they are generally
inadequate regulatory and accounting standards.                       denominated in U.S. dollars and traded on a U.S. exchange.
----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
----------------------------------------------------------------------------------------------------------------------------------

WHO MANAGES THE SERIES

INVESTMENT
MANAGERS

The Growth and Income Series and Trend Series are managed by Delaware Management Company. The Global Bond Series is managed by Delaware International Advisers Ltd.

The following table shows the aggregate fee that each Series paid to their investment manager for the last fiscal year after giving effect to applicable fee waivers.

--------------------------------------------------------------------------------
                                           INVESTMENT MANAGEMENT FEE
SERIES                            (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
Global Bond                                        0.66%
--------------------------------------------------------------------------------
Growth and Income                                  0.60%
--------------------------------------------------------------------------------
Trend                                              0.71%

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware International Advisers Ltd. began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company or Delaware International Advisers Ltd. makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services.

PORTFOLIO MANAGERS

The following individuals have day-to-day responsibility for making investment decisions for the Series.

JOHN B. FIELDS
Vice President and Senior Portfolio Manager, Growth and Income Series
Mr. Fields, who has 28 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for the Growth and Income Series, Mr. Fields works with a team of portfolio managers utilizing the same investment strategy. He has been managing this Series since 1992.

GERALD S. FREY
Vice President/Senior Portfolio Manager, Trend Series
Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager of the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

MARSHALL T. BASSETT
Vice President, Trend Series
Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

PORTFOLIO MANAGERS
(continued)

JOHN A. HEFFERN
Vice President, Trend Series
Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

JEFFREY W. HYNOSKI
Vice President, Trend Series
Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

LORI P. WACHS
Vice President, Trend Series
Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

IAN G. SIMS
Deputy Managing Director/Chief Investment Officer, Global Fixed Income, and Director, Delaware International Advisers Ltd. (Global Bond Series)
Mr. Sims has been the senior portfolio manager for this Series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International Advisers in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International Advisers, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Management Ltd.

CHRISTOPHER MOTH
Senior Portfolio Manager, Delaware International Advisers Ltd. (Global Bond Series)
Mr. Moth became Co-Manager of the Series in January 1997. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware International Advisers in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London.

W. HYWEL MORGAN
Senior Portfolio Manager, Delaware International Advisers Ltd. (Global Bond Series)
Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International Advisers, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 or Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See page 13 for details.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

IMPORTANT INFORMATION ABOUT ALL SERIES
--------------------------------------------------------------------------------

PURCHASE AND
REDEMPTION OF
SHARES
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine a Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

A significant portion of the portfolio securities of the Global Bond Series are listed on foreign exchanges. From time to time, other Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of these Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS,
DISTRIBUTIONS AND TAXES
For the GLOBAL BOND and GROWTH AND INCOME SERIES, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

For the TREND SERIES, dividends and capital gain distributions, if any, are distributed annually.

A Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substancially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, each Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of each Series. The Year 2000 Problem may also adversely affect the issuers of securities in which each Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                       GLOBAL BOND SERIES
---------------------------------------------------------------------------------------------------------
                                                                                         Period 5/2/96(1)
   Year Ended 12/31                                                                               through
                                                                    1998            1997         12/31/96
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.500         $10.960          $10.000
INCOME FROM INVESTMENT OPERATIONS
Net investment income(2)                                           0.608           0.636            0.339
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                          0.182          (0.551)           0.831
                                                                 -------         -------          -------
Total from investment operations                                   0.790           0.085            1.170
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              (0.600)         (0.460)          (0.210)
Distributions from net realized gain on investments               (0.010)         (0.085)            none
                                                                 -------         -------          -------
Total dividends and distributions                                 (0.610)         (0.545)          (0.210)
                                                                 -------         -------          -------
NET ASSET VALUE, END OF PERIOD                                   $10.680         $10.500          $10.960
                                                                 =======         =======          =======
TOTAL RETURN(3)                                                     7.82%           0.88%           11.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                          $21,711         $16,876          $ 9,471
Ratio of expenses to average net assets                             0.83%           0.80%            0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                      0.92%           1.08%            1.19%
Ratio of net investment income to average net assets                5.83%           6.03%            6.51%
Ratio of net investment income to average net assets
   prior to expense limitation                                      5.74%           5.75%            6.12%
Portfolio turnover                                                    79%             97%              56%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                                                       GROWTH AND INCOME SERIES
                                                                                         (FORMERLY DECATUR TOTAL RETURN SERIES)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Year ended 12/31
                                                       1998             1997             1996             1995             1994
NET ASSET VALUE, BEGINNING OF YEAR                 $ 18.800         $ 15.980         $ 14.830         $ 11.480          $12.510
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                 0.361            0.324            0.377            0.416            0.412
Net realized and unrealized gain (loss)
   on investments                                     1.636            4.216            2.398            3.574           (0.422)
                                                   --------         --------         --------         --------          -------
Total from investment operations                      1.997            4.540            2.775            3.990           (0.010)
                                                   --------         --------         --------         --------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (0.327)          (0.370)          (0.420)          (0.430)          (0.420)
Distributions from net realized gain
   on investments                                    (1.050)          (1.350)          (1.205)          (0.210)          (0.600)
                                                   --------         --------         --------         --------          -------
Total dividends and distributions                    (1.377)          (1.720)          (1.625)          (0.640)          (1.020)
                                                   --------         --------         --------         --------          -------
NET ASSET VALUE, END OF YEAR                       $ 19.420         $ 18.800         $ 15.980         $ 14.830          $11.480
                                                   ========         ========         ========         ========          =======
TOTAL RETURN(1)                                       11.35%           31.00%           20.72%           36.12%           (0.20%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)            $579,907         $401,402         $166,647         $109,003          $72,725
Ratio of expenses to average net assets                0.71%            0.71%            0.67%            0.69%            0.71%
Ratio of expenses to average net assets
   prior to expense limitation                         0.71%            0.71%            0.67%            0.69%            0.71%
Ratio of net investment income to
   average net assets                                  2.00%            2.02%            2.66%            3.24%            3.63%
Ratio of net investment income to
   average net assets prior to
   expense limitation                                  2.00%            2.02%            2.66%            3.24%            3.63%
Portfolio turnover                                       81%              54%              81%              85%              91%

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                                                                           TREND SERIES
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Year ended 12/31
                                                                 1998        1997         1996        1995         1994
NET ASSET VALUE, BEGINNING OF YEAR                            $17.380     $14.560      $14.020     $10.160      $10.200
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                           0.006       0.019        0.050       0.098        0.079
Net realized and unrealized gain (loss)
   on investments                                               2.736       3.031        1.380       3.852       (0.119)
                                                              -------     -------      -------     -------       -------
Total from investment operations                                2.742       3.050        1.430       3.950       (0.040)
                                                              -------     -------      -------     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.020)     (0.050)      (0.090)     (0.090)        none
Distributions from net realized gain
   on investments                                              (0.342)     (0.180)      (0.800)       none         none
                                                              -------     -------      -------     -------       -------
Total dividends and distributions                              (0.362)     (0.230)      (0.890)     (0.090)        none
                                                              -------     -------      -------     -------       -------
NET ASSET VALUE, END OF YEAR                                  $19.760     $17.380      $14.560     $14.020      $10.160
                                                              =======     =======      =======     =======       =======
TOTAL RETURN(1)                                                 16.04%      21.37%       11.00%      39.21%       (0.39%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $168,251    $118,276      $56,423     $20,510       $7,087
Ratio of expenses to average net assets                          0.81%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.85%       0.88%        0.92%       0.96%        1.47%
Ratio of net investment income to
   average net assets                                            0.03%       0.16%        0.56%       1.03%        1.63%
Ratio of net investment income to
   average net assets prior to
   expense limitation                                           (0.01%)      0.08%        0.44%       0.87%        0.96%
Portfolio turnover                                                121%        125%         112%         76%          59%

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series' in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.







Investment Company Act File Number: 811-5162

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


DELAWARE GROUP
PREMIUM FUND, INC.

CAPITAL RESERVES SERIES

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999

This Prospectus offers the Capital Reserves Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROFILE
Capital Reserves Series                                    Page 1

HOW WE MANAGE THE SERIES
Our investment strategies                                  Page 2
The securities we typically invest in                           2
The risks of investing in the Series                            3

WHO MANAGES THE SERIES
Investment manager                                         Page 5
Portfolio manager                                               5
Fund administration (Who's who)                                 6
Important information about the Series                          7
Purchase and redemption of shares                               7
Valuation of shares                                             7
Dividends, distributions and taxes                              7
Year 2000                                                       7

FINANCIAL HIGHLIGHTS                                       Page 8

PROFILE: CAPITAL RESERVES SERIES

WHAT ARE THE SERIES' GOALS?
   Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Capital Reserves Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


WHO SHOULD INVEST IN THE SERIES
o   Investors with long-term financial goals.
o   Investors looking for relatively stable and high income flow.
o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

WHO SHOULD NOT INVEST IN THE SERIES
o   Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS THE CAPITAL RESERVES SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Capital Reserves Series. We show how returns for Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Capital Reserves Series had a year-to-date return of 0.17%. During the periods illustrated in this bar chart, Capital Reserves Series' highest return was 4.35% for the quarter ended June 30, 1995 and its lowest return was -2.21% for the quarter ended March 31, 1994.


YEAR-BY-YEAR TOTAL RETURN

1989                8.86%
1990                8.23%
1991                8.84%
1992                7.20%
1993                7.85%
1994               -2.68%
1995               14.08%
1996                4.05%
1997                7.60%
1998                6.78%

Average annual returns for the period ending 12/31/98


                         CAPITAL RESERVES        LEHMAN BROTHERS INTERMEDIATE
                             SERIES               GOVERNMENT CORPORATE INDEX

   1 year                     6.78%                        8.44%
   5 years                    5.82%                        6.60%
   10 years                   7.00%                        8.52%

The Series returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Index. Lehman Brothers Intermediate Government Corporate Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                               1
                                                                              --

HOW WE MANAGE THE SERIES

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.



OUR INVESTMENT STRATEGIES

Capital Reserves Series is a type of current income fund that invests in high quality fixed-income securities. The Series will invest in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                               HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------


DIRECT U.S. TREASURY OBLIGATIONS include Treasury bills,              We may invest without limit in U.S. Treasury securities,
notes and bonds of varying maturities. U.S. Treasury                  though they are typically not our largest holding because
securities are backed by the "full faith and credit" of the           they generally do not offer as high a level of current
United States.                                                        income as other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that              There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving                securities or on fully collateralized privately issued
principal and interest payments as the underlying mortgage            mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                     We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage             securities issued by private companies whether or not the
Corporation, Fannie Mae and the Government National Mortgage          securities are 100% collateralized. However, these
Association. Others are issued by private financial                   securities must be rated at the time of purchase in one of
institutions, with some fully collateralized by certificates          the four highest categories by a nationally recognized
issued or guaranteed by the U.S. government or its agencies           statistical rating organization (NRSRO) such as S&P or
or instrumentalities.                                                 Moody's. They must also represent interests in whole-loan
                                                                      mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. The privately issued securities we invest in are either CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): Privately issued          See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): Privately          See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts            We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit               the four highest categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a corporation.            We focus bonds with investment grade ratings, that is bonds rated BBB or better by S&P or Baa or better by Moody's. We may invest in bonds that are unrated, if we believe the
                                                                      quality of the securities is comparable to the ratings
                                                                      above.
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH U.S. AND              We may invest in certificates of deposit from banks that
FOREIGN BANKS: Debt instrument issued by a bank, that pay             have assets of at least one billion dollars.
interest.
------------------------------------------------------------------------------------------------------------------------------------

 2
--

THE SECURITIES WE
TYPICALLY INVEST IN
       (continued)

------------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                            HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: short-term debt obligations with          We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from 2 to 270 days, issued by companies.           by Moody's and/or A-1 or A-2 by S&P.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold, if at all, at                      commonly known as "Rule 144A Securities" and repurchase
approximately the price that the Series has valued them.              agreements with maturities of over seven days.

------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Capital Reserves Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

THE RISKS OF INVESTING        Investing in any mutual fund involves risk,
   IN CAPITAL RESERVES        including the risk that you may receive little or
                SERIES        no return on your investment, and the risk that
                              you may lose part or all of the money you invest.
                              Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Capital
                              Reserves Series. Please see the Statement of
                              Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                 RISKS                                                                      HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and
securities in a certain market--like the stock or bond                focus on fixed-income securities that we believe can
market--will decline in value because of factors such as              continue to make interest and principal payments over an
economic conditions, future expectations or investor                  extended time frame regardless of interim market
confidence.                                                           fluctuations. We do not try to predict overall bond market movements and do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We diversify the Series' portfolio. We also follow a
securities in a particular industry or the value of an                rigorous selection process before choosing securities for
individual stock or bond will decline because of changing             the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly          We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if               aggressively capitalizing on interest rate moves.
interest rates rise.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              3
                                                                              --

                                                                    THE RISKS OF
                                                            INVESTING IN CAPITAL
                                                                 RESERVES SERIES
                                                                     (continued)

------------------------------------------------------------------------------------------------------------------------------------
                    RISKS                                                                    HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         CAPITAL RESERVES SERIES
------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that a          We may hold securities rated in the fourth category of
bond's issuer (or an entity that insures the bond) will be            investment grade; however, we carefully evaluate their
unable to make timely payments of interest and principal.             creditworthiness before purchasing the security.
------------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES rated in the fourth category of investment            If the rating of a corporate debt security held by the
grade (e.g., BBB by S&P or Baa by Moody's) may have                   Series falls below the fourth rating grade or if we
speculative characteristics. Changes in economic conditions           determine that an unrated security is no longer of
or other circumstances are more likely to affect issuers              comparable quality, we will dispose of the security as soon
ability to make principal and interest payments.                      as practical, unless we think that would be detrimental in light of market conditions.
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RISK is the risk that homeowners will prepay               We take into consideration the likelihood of prepayment when
mortgages during periods of low interest rates, forcing an            we select mortgages. We may look for mortgage securities
investor to reinvest their money at interest rates that               that have characteristics that make them less likely to be
might be lower than those on the prepaid mortgage.                    prepaid, such as low outstanding loan balance or
                                                                      below-market interest rates.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.


 4
--

WHO MANAGES THE SERIES

INVESTMENT MANAGER


The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGER
Gary A. Reed has primary responsibility for making day-to-day investment decisions for the Capital Reserves Series.

GARY A. REED
Vice President/Senior Portfolio Manager
He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989.



                                                                              5
                                                                              --

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS

A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.


INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGER
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 5 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

 6
--

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio manager and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                              7
                                                                              --

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                                                                  CAPITAL RESERVES SERIES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year ended 12/31
                                                                1998        1997         1996        1995         1994
NET ASSET VALUE, BEGINNING OF YEAR                             $9.790      $9.690       $9.930      $9.300      $10.260
Income (loss) from investment operations
Net investment income                                           0.556       0.613        0.623       0.643        0.636
Net realized and unrealized gain (loss) on investments          0.090       0.100       (0.240)      0.630       (0.905)
                                                               ------      ------       ------      ------      -------
Total from investment operations                                0.646       0.713        0.383       1.273       (0.269)
                                                               ------      ------       ------      ------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.556)     (0.613)      (0.623)     (0.643)      (0.636)
Distributions from net realized gain on investments              none        none         none        none       (0.055)
                                                               ------      ------       ------      ------      -------
Total dividends and distributions                              (0.556)     (0.613)      (0.623)     (0.643)      (0.691)
                                                               ------      ------       ------      ------      -------
NET ASSET VALUE, END OF YEAR                                   $9.880      $9.790       $9.690      $9.930      $ 9.300
                                                               ======      ======       ======      ======      =======
TOTAL RETURN(1)                                                  6.78%       7.60%        4.05%      14.08%       (2.68%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $41,711     $29,177      $27,768     $27,935      $25,975
Ratio of expenses to average net assets                          0.79%       0.75%        0.72%       0.71%        0.74%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.79%       0.75%        0.72%       0.71%        0.74%
Ratio of net investment income to average net assets             5.62%       6.31%        6.43%       6.64%        6.57%
Ratio of net investment income to average net assets
   prior to expense limitation                                   5.62%       6.31%        6.43%       6.64%        6.57%
Portfolio turnover                                                166%        120%         122%        145%         219%



(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



 8
--

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.











Investment Company Act File Number: 811-5162





DELAWARE(sm)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

DELAWARE GROUP
PREMIUM FUND, INC.

CASH RESERVE SERIES

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999

This Prospectus offers the Cash Reserve Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
PROFILE
Cash Reserve Series                                        Page 1

HOW WE MANAGE THE SERIES
The securities we typically invest in                      Page 2
The risks of investing in the Series                            3

WHO MANAGES THE SERIES
Fund administration (Who's who)                            Page 5

IMPORTANT INFORMATION ABOUT THE SERIES
Purchase and redemption of shares                          Page 6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
Year 2000                                                       6

FINANCIAL HIGHLIGHTS                                       Page 7

PROFILE: CASH RESERVE SERIES

WHAT ARE THE SERIES' GOALS?

     Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? Cash Reserve Series invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We typically maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 13 months. We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Group Cash Reserve Inc., a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in Cash Reserve Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.


WHO SHOULD INVEST IN THE SERIES

o    Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

WHO SHOULD NOT INVEST IN THE SERIES

o    Investors with long-term financial goals.

o    Investors looking for relatively high income flow.

HOW HAS THE CASH RESERVE SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Cash Reserve Series. We show how returns for Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Cash Reserve Series had a year-to-date return of 1.12%. During the periods illustrated in this bar chart, Cash Reserve Series' highest return was 2.22% for the quarter ended June 30, 1989 and its lowest return was 0.58% for the quarter ended June 30, 1993.


                                                       YEAR-BY-YEAR TOTAL RETURN


                              1989    8.61%
                              1990    7.56%
                              1991    5.58%
                              1992    3.25%
                              1993    2.48%
                              1994    3.68%
                              1995    5.48%
                              1996    4.93%
                              1997    5.10%
                              1998    5.08%



                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                                            CASH RESERVE
                                                               SERIES
                                                            ------------
   1 year                                                       5.08%
   5 years                                                      4.85%
   10 years                                                     5.16%

                                                                              1
                                                                              --

HOW WE MANAGE THE SERIES
--------------------------------------------------------------------------------
THE SECURITIES WE TYPICALLY INVEST IN

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
DIRECT U.S. TREASURY OBLIGATIONS: include Treasury bills,          We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury               would typically invest in Treasury bills or longer term
securities are backed by the "full faith and credit" of the        Treasury securities whose remaining effective maturity is
United States.                                                     less than 13 months.
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF BOTH U.S. AND           We may invest in certificates of deposit from banks that
FOREIGN BANKS: Debt instruments issued by a bank that pay          have assets of at least one billion dollars.
interest.
                                                                   Investments in foreign banks and overseas branches of U.S.
                                                                   banks may be subject to less stringent regulations and
                                                                   different risks than U.S. domestic banks.
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER short-term debt obligations with        We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from 2 to 270 days, issued by companies.        by Moody's and/or A-1 or A-2 by S&P. The Series will not
                                                                   invest more than 5% of its total assets in securities rated in the second highest category by a ratings organization.

-----------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

BORROWING FROM BANKS Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.


2
--

THE RISKS OF INVESTING IN CASH RESERVE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. The following are the chief risks you assume when investing in Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                          HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST RATE RISK is the risk that securities, particularly       Because Cash Reserve Series invests in short-term
bonds with longer maturities, will decrease in value if            securities, the value of its investments is generally not
interest rates rise.                                               affected by interest rate risk. However, a decline in
                                                                   interest rates would adversely affect the level of income
                                                                   provided by the Series.
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that a       Cash Reserve Series holds only high quality short-term
bond's issuer (or an entity that insures the bond) will be         securities. Therefore it is generally not subject to
unable to make timely payments of interest and principal.          significant credit risk.

                                                                   We limit our investments to those which the Board of
                                                                   Directors has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the
                                                                   maturity, quality and diversification conditions with which taxable money market funds must comply.

                                                                   If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely
                                                                   affected.
-----------------------------------------------------------------------------------------------------------------------------------
INFLATION RISK is the risk that the return from your               Cash Reserve Series is designed for short-term investment
investments will be less than the increase in the cost of          goals and therefore may not outpace inflation over longer
living due to inflation, thus preventing you from reaching         time periods. For this reason, Cash Reserve Series is not
your financial goals.                                              recommended as a primary investment for people with
                                                                   long-term goals.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                              3
                                                                              --

WHO MANAGES THE SERIES
--------------------------------------------------------------------------------
INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.



4
--

WHO'S WHO ?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGER
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

                                                                              5
                                                                              --

IMPORTANT INFORMATION ABOUT THE SERIES
--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio manager and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

6
--

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                    CASH RESERVE SERIES
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Year Ended 12/31
                                                                 1998        1997         1996        1995         1994
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.000     $10.000      $10.000     $10.000      $10.000
Income from investment operations
Net investment income                                           0.497       0.497        0.482       0.535        0.361
                                                             --------    --------     --------    --------     --------
Total from investment operations                                0.497       0.497        0.482       0.535        0.361
                                                             --------    --------     --------    --------     --------
LESS DIVIDENDS
Dividends from net investment income                           (0.497)     (0.497)      (0.482)     (0.535)      (0.361)
                                                             --------    --------     --------    --------     --------
Total dividends                                                (0.497)     (0.497)      (0.482)     (0.535)      (0.361)
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, END OF YEAR                                  $10.000     $10.000      $10.000     $10.000      $10.000
                                                             ========    ========     ========    ========     ========
TOTAL RETURN(1)                                                 5.08%       5.10%        4.93%       5.48%        3.68%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $42,893     $30,711      $26,479     $16,338      $20,125
Ratio of expenses to average net assets                         0.59%       0.64%        0.61%       0.62%        0.66%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.59%       0.64%        0.61%       0.62%        0.66%
Ratio of net investment income to average net assets            4.96%       4.98%        4.82%       5.35%        3.79%
Ratio of net investment income to average net assets
   prior to expense limitation                                  4.96%       4.98%        4.82%       5.35%        3.79%

-------------------
(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                                              7
                                                                              --

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Investment Company Act File Number: 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

                                                      DELAWARE(SM)
                                                      INVESTMENTS
                                                      --------------------------
                                                      PHILADELPHIA o LONDON

                                                      DELAWARE GROUP
                                                      PREMIUM FUND, INC.

                                                      DELAWARE BALANCED SERIES
                                                      (FORMERLY DELAWARE SERIES)

                                                      1818 Market Street,
                                                      Philadelphia, PA 19103

                                                      PROSPECTUS May 1, 1999

This Prospectus offers the Delaware Balanced Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

         -----------------------------------------------------------------------
         PROFILE
         Delaware Balanced Series                                         Page 1

         HOW WE MANAGE THE SERIES
         Our investment strategies                                        Page 2
         The securities we typically invest in                                 2
         The risks of investing in the Series                                  4

         WHO MANAGES THE SERIES
         Investment manager                                               Page 5
         Portfolio managers                                                    5
         Fund administration (Who's who)                                       6

         IMPORTANT INFORMATION ABOUT THE SERIES
         Purchase and redemption of shares                                Page 7
         Valuation of shares                                                   7
         Dividends, distributions and taxes                                    7
         Year 2000                                                             7

         FINANCIAL HIGHLIGHTS                                             Page 8

PROFILE: DELAWARE BALANCED SERIES

WHAT ARE THE SERIES' GOALS?

   Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds. Delaware Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Delaware Balanced Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES
o Investors with long-term financial goals.
o Investors looking for stocks and bonds combined in a single investment.
o Investors seeking a measure of capital preservation.

WHO SHOULD NOT INVEST IN THE SERIES
o Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.


HOW HAS THE DELAWARE BALANCED SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Delaware Balanced Series. We show how returns for Delaware Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Delaware Balanced Series had a year-to-date return of -6.16%. During the period illustrated in this bar chart, Delaware Balanced Series' highest return was 15.89% for the quarter ended December 31, 1998 and its lowest return was -12.93% for the quarter ended September 30, 1990.

                                                       YEAR-BY-YEAR TOTAL RETURN



 16.60%  -0.18%  26.59% 13.85%  8.18%  -0.15%  26.58%  15.91%  26.40%  18.62%

  1989   1990    1991   1992    1993    1994    1995    1996    1997    1998


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98


                DELAWARE BALANCED          S&P             LEHMAN BROTHERS
                     SERIES                500           AGGREGATE BOND INDEX

    1 year            18.62%              28.60%                 8.69%
    5 years           17.04%              24.05%                 7.27%
   10 years           14.83%              19.19%                 9.26%

The Series returns are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds. Neither index is a perfect comparison to Delaware Balanced Series since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                              1
                                                                              --

HOW WE MANAGE THE SERIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

Delaware Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. We generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization (NRSRO) at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

In selecting stocks for Delaware Balanced Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.

THE SECURITIES WE    Stocks offer investors the potential for capital
TYPICALLY INVEST IN  appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                  SECURITIES                                                              HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE BALANCED SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership           Generally, we invest up to 75% of net assets in
in a corporation. Stockholders participate in the corporation's        dividend-paying stocks.
profits and losses, proportionate to the number of shares
they own.
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Usually preferred stocks or                    The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of              will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These                 securities that are rated below investment grade by an NRSRO
securities offer higher appreciation potential than                    or in securities that are unrated but deemed equivalent to
nonconvertible bonds and greater income potential than                 non-investment grade.
nonconvertible preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------


 2
--

  THE SECURITIES WE
TYPICALLY INVEST IN
        (continued)

------------------------------------------------------------------------------------------------------------------------------------
                  SECURITIES                                                              HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE BALANCED SERIES
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Fixed-income securities that                  There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving                    securities or on fully collateralized privately issued
principal and interest payments as the underlying mortgage                mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                         We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage                 securities issued by private companies whether or not the
Corporation, Fannie Mae and the Government National Mortgage              securities are 100% collateralized. However, these
Association. Others are issued by private financial                       securities must be rated at the time of purchase in one of
institutions, with some fully collateralized by certificates              the four highest categories by an NRSRO. The privately
issued or guaranteed by the government or its agencies or                 issued securities we invest in are either CMOs or REMICs
instrumentalities.                                                        (see below).
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTAGE OBLIGATIONS (CMOs): Privately issued               See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is mortgages
that are grouped into different pools according to their
maturity.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICs): Privately              See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Bonds or notes backed by accounts                We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit                   the four highest categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a corporation.                We focus on bonds rated in one of the four highest
                                                                          categories by an NRSRO (or deemed equivalent), with
                                                                          maturities between five and 30 years.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as              Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller                investment for the Series' cash position. In order to
agrees to buy the securities back within a specified time at              enter into these repurchase agreements, the Series must
the same price the buyer paid for them, plus an amount equal              have collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are                (The Series may not have more than 10% of its total assets
often viewed as equivalent to cash.                                       in repurchase agreements with maturities of over seven
                                                                          days.)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by               We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities                 We may invest up to 10% of total assets in illiquid
are privately placed securities whose resale is restricted                securities.For this Series, the 10% limit includes
under securities law.                                                     restricted securities such as privately placed securities
                                                                          that are eligible for resale only among certain
ILLIQUID SECURITIES are securities that do not have a ready               institutional buyers without registration, which are
market, and cannot be easily sold, if at all, at                          commonly known as "Rule 144A Securities" and repurchase
approximately the price that the Series has valued them.                  agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Delaware Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Delaware Balanced Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Delaware Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Delaware Balanced Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.
                                                                              3
                                                                              --

THE RISKS OF INVESTING   Investing in any mutual fund involves risk, including
           IN DELAWARE   the risk that you may receive little or no return on
       BALANCED SERIES   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Balanced Series. Please see the Statement of
                         Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                                           HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE BALANCED SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as                regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and do not trade for
confidence.                                                             short-term purposes.

                                                                        We may hold a substantial part of Delaware Balanced Series'
                                                                        assets in cash or cash equivalents as a temporary defensive strategy.

                                                                        We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                        conditions.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of                We limit the amount of Delaware Balanced Series' assets
securities in a particular industry or the value of an                  invested in any one industry and in any individual security.
individual stock or bond will decline because of changing               We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the            securities for the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly            Within Delaware Balanced Series' fixed-income component, we
bonds with longer maturities, will decrease in value if                 do not try to increase return by predicting and aggressively
interest rates rise.                                                    capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Lehman Brothers
                                                                        Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be                 We typically invest only a small portion of the Series'
adversely affected by political instability, changes in                 portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or                 securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                         also tend to avoid markets where we believe accounting
                                                                        principles or the regulatory structure are underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------






 4
--

WHO MANAGES THE SERIES


INVESTMENT MANAGER       The Series is managed by Delaware Management Company.
                         Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

                         Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS       Frank X. Morris and Gary A. Reed have primary
                         responsibility for making day-to-day investment decisions for the Delaware Balanced Series. In making investment decisions for the Series, Mr. Morris regularly consults with Andrea Giles and Christopher
                         Driver.

                         FRANK X. MORRIS
                         Vice President/Senior Portfolio Manager

                         Mr. Morris holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Delaware Balanced Series' management team since March 1999.

                         GARY A. REED
                         Vice President/Senior Portfolio Manager

                         He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Delaware Balanced Series' senior portfolio manager for fixed-income since 1989.

                         ANDREA GILES
                         Research Analyst

                         Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

                         CHRISTOPHER DRIVER
                         Research Analyst

                         Mr. Driver holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.


                                                                              5
                                                                              --

        WHO'S WHO?       The following describes the various organizations
                         involved with managing, administering, and servicing the Series.

                         BOARD OF DIRECTORS
                         A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

                         INVESTMENT MANAGER
                         Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                         An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                         PORTFOLIO MANAGERS
                         Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 5 for information about the portfolio managers of the Series.

                         DISTRIBUTOR
                         Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                         Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                         CUSTODIAN
                         The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                         Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.


 6
--

IMPORTANT INFORMATION ABOUT THE SERIES

       PURCHASE AND      Shares are sold only to separate accounts of life
      REDEMPTION OF      companies at net asset value. (See "Valuation of
             SHARES      shares.") Redemptions will be effected by the separate
                         accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

       VALUATION OF      The price you pay for shares will depend on when we
             SHARES      receive your purchase order. If we or an authorized
                         agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m.
                         Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York
                         Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s
                         Birthday, Presidents' Day, Good Friday, Memorial Day,
                         Independence Day, Labor Day, Thanksgiving and
                         Christmas. We reserve the right to reject any purchase order.

                         We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

                         From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         DIVIDENDS,      Dividends, if any, are paid quarterly. Capital gain
  DISTRIBUTIONS AND      distributions, if any, normally will be made following
              TAXES      the close of the fiscal year.

                         We automatically reinvest all dividends and any capital gains.

                         The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

                         Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

        YEAR 2000        As with other mutual funds, financial and business
                         organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series.
                         The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                              7
                                                                              --

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                                                                           DELAWARE BALANCED SERIES
                                                                                                         (formerly Delaware Series)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year Ended 12/31
                                                                1998        1997         1996        1995         1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $19.050     $16.640      $15.500     $12.680      $13.330

Income (loss) from investment operations

Net investment income                                           0.349       0.435        0.530       0.509        0.437

Net realized and unrealized gain (loss) on investments          2.831       3.575        1.765       2.761       (0.447)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.180       4.010        2.295       3.270       (0.010)
                                                              -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                           (0.420)     (0.530)      (0.500)     (0.450)      (0.340)

Distributions from net realized gain on investments            (1.770)     (1.070)      (0.655)       none       (0.300)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (2.190)     (1.600)      (1.155)     (0.450)      (0.640)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                  $20.040     $19.050      $16.640     $15.500      $12.680
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                18.62%      26.40%       15.91%      26.58%       (0.15%)

RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000 omitted)                     $201,856    $127,675      $75,402     $63,215      $47,731

Ratio of expenses to average net assets                         0.70%       0.67%        0.68%       0.69%        0.70%

Ratio of expenses to average net assets
   prior to expense limitation                                  0.70%       0.67%        0.68%       0.69%        0.70%

Ratio of net investment income to average net assets            2.20%       2.85%        3.56%       3.75%        3.71%

Ratio of net investment income to average net assets
   prior to expense limitation                                  2.20%       2.85%        3.56%       3.75%        3.71%

Portfolio turnover                                                94%         67%          92%        106%         140%



(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.


 8
--

DELAWARE GROUP
PREMIUM FUND, INC.    ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is
                      available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current
                      Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                      Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                      Street, Philadelphia, PA 19103, or call toll-free
                      800.523.1918.

                      You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.




                      Investment Company Act File Number: 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

P-DPT [-] PP 3/99

                                             DELAWARE(sm)
                                             INVESTMENTS
                                             ---------------------
                                             PHILADELPHIA o LONDON


                                             DELAWARE GROUP
                                             PREMIUM FUND, INC.


                                             DELCAP SERIES

                                             1818 Market Street,
                                             Philadelphia, PA 19103

                                             PROSPECTUS May 1, 1999






This Prospectus offers the DelCap Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

PROFILE
DelCap Series                                              Page 1

HOW WE MANAGE THE SERIES
Our investment strategies                                  Page 2
The securities we typically invest in                           2
The risks of investing in the Series                            3

WHO MANAGES THE SERIES
Investment manager                                         Page 4
Portfolio managers                                              4
Fund administration (Who's who)                                 5

IMPORTANT INFORMATION ABOUT THE SERIES
Purchase and redemption of shares                          Page 6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
Year 2000                                                       6

FINANCIAL HIGHLIGHTS                                       Page 7

PROFILE: DELCAP SERIES

WHAT ARE THE SERIES' GOALS?
   DelCap Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of medium-sized companies that are of superior quality and which we believe will grow more rapidly than the average of stocks listed in the S&P 500 stock Index.

DelCap Series uses the same investment strategy as DelCap Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the DelCap Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that DelCap Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in DelCap Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of medium-sized companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS THE DELCAP SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in DelCap Series. We show how returns for DelCap Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, DelCap Series had a year-to-date return of 1.19%. During the periods illustrated in this bar chart, DelCap Series' highest return was 24.58% for the quarter ended December 31, 1998 and its lowest return was -16.07% for the quarter ended September 30, 1998.

                                                       YEAR-BY-YEAR TOTAL RETURN

                        1992             1.99%
                        1993            11.56%
                        1994            -3.54%
                        1995            29.53%
                        1996            14.46%
                        1997            14.90%
                        1998            18.81%

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                                      DELCAP      RUSSELL MIDCAP
                                                      SERIES       GROWTH INDEX
--------------------------------------------------------------------------------
   1 year                                             18.81%           17.86%
--------------------------------------------------------------------------------
   5 years                                            14.32%           17.34%
--------------------------------------------------------------------------------
   Since Inception (7/12/91)                          12.74%           17.08%

The Series returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index contains Russell Midcap (800) securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                               1
                                                                              --

HOW WE MANAGE THE SERIES

DELCAP SERIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for DelCap Series.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Following is a description of how the portfolio manager pursues the Series' investment goal.

OUR INVESTMENT STRATEGIES

We strive to identify mid-size companies that we believe will grow faster than the average of stocks in the S&P 500 Index. We look for companies with characteristics that will support such earnings growth. Factors in our decision include:

o the financial strength of the company,
o management expertise,
o the growth potential of the company within its industry; and,
o the growth potential of the industry itself.

Our focus will be on companies that have established themselves within their industry while maintaining growth potential.

DelCap Series invests primarily in medium-sized companies. Although these companies do not involve as great a risk as small companies, they are still somewhat riskier than large companies. Medium-sized companies may still exhibit some characteristics typically associated with small companies such as limited product lines and limited access to financial resources. In order to manage this risk, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                              HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               DELCAP SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 90% to 100% of net assets
in a corporation. Stockholders participate in the                    in common stock of medium-size, growth-oriented companies.
corporation's profits and losses, proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities are        We may invest up to 10% of net assets in illiquid securities.
privately placed securities whose resale is restricted under         For this Series, the 10% limit includes restricted securities
securities law.                                                      such as privately placed securities that are eligible for
                                                                     resale only among certain institutional buyers without
Illiquid securities are securities that do not have a ready          registration, which are commonly known as "Rule 144A
market, and cannot be easily sold, if at all, at approximately       Securities" and repurchase agreements with maturities of over
the price that the Series has valued them.                           seven days.
------------------------------------------------------------------------------------------------------------------------------------


 2
--

DelCap Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. DelCap Series may invest in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES DelCap Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

BORROWING FROM BANKS DelCap Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS DelCap Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that DelCap Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

THE RISKS OF INVESTING IN DELCAP SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in DelCap Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                             RISKS                                                   HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             DELCAP SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond market       stocks we believe can appreciate over an extended time frame
will decline in value because of factors such as economic            regardless of interim market fluctuations. We do not try to
conditions, future expectations or investor confidence.              predict overall stock market movements and though we may hold securities for any amount of time, we typically do not trade for short-term purposes.

                                                                     We may hold a substantial part of DelCap Series' assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of             We limit the amount of DelCap Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the portfolio.
individual company issuing the stock.
------------------------------------------------------------------------------------------------------------------------------------
COMPANY SIZE RISK is the risk that prices of small or medium         DelCap Series invests primarily in medium-size companies which
size companies may be more volatile than larger companies            tend to have somewhat broader product lines and financial
because of limited financial resources or dependence on narrow       resources than small companies, but are still riskier than
product lines.                                                       large companies. DelCap Series maintains a well-diversified portfolio, selects stocks carefully and monitors them
                                                                     continuosly in an effort to manage this risk.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease         We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because small and medium-size        expansion and operations. The potential affect that rising
companies often borrow money to finance their operations, they       interest rates might have on a stock is taken into
may be adversely affected by rising interest rates.                  consideration before the stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------



                                                                               3
                                                                              --

WHO MANAGES THE SERIES

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.69% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for DelCap Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski and Lori P. Wachs.

GERALD S. FREY
Vice President/Senior Portfolio Manager

Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for DelCap Series since March 1997 and was Co-Manager from June 1996 to March 1997.

MARSHALL T. BASSETT
Vice President

Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

JOHN A. HEFFERN
Vice President

Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

JEFFREY W. HYNOSKI
Vice President

Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

LORI P. WACHS
Vice President

Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

 4
--

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGER
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 4 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.


                                                                               5
                                                                              --

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.


6
--

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         DELCAP SERIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year Ended 12/31
                                                                1998        1997         1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                            $17.270     $15.890      $15.130     $11.750      $12.240
Income (loss) from investment operations
Net investment income (loss) (1)                               (0.026)     (0.010)      (0.015)      0.072        0.069
Net realized and unrealized gain (loss) on investments          2.901       2.260        2.030       3.378       (0.499)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                2.875       2.250        2.015       3.450       (0.430)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             none        none       (0.070)     (0.070)      (0.060)
Distributions from net realized gain on investments            (1.595)     (0.870)      (1.185)       none         none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (1.595)     (0.870)      (1.255)     (0.070)      (0.060)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                  $18.550     $17.270      $15.890     $15.130      $11.750
                                                              =======     =======      =======     =======      =======
TOTAL RETURN(2)                                                18.81%      14.90%       14.46%      29.53%       (3.54%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $130,548    $110,455      $79,900     $58,123      $39,344
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.86%       0.87%        0.82%       0.85%        0.88%
Ratio of net investment income (loss)
   to average net assets                                       (0.16%)     (0.06%)      (0.11%)      0.61%        0.64%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation                                 (0.22%)     (0.13%)      (0.13%)      0.56%        0.56%
Portfolio turnover                                               142%        134%          85%         73%          43%


(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                               7
                                                                              --

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Investment Company Act File Number: 811-5162


DELAWARE(sm)
INVESTMENTS
---------------------
Philadelphia o London

                                   DELAWARE
                                   INVESTMENTS
                                   =======================
                                   PHILADELPHIA o LONDON

                                   DELAWARE GROUP
                                   PREMIUM FUND, INC.

                                   DELCHESTER SERIES

                                   1818 Market Street,
                                   Philadelphia, PA 19103

                                   PROSPECTUS May 1, 1999

This Prospectus offers the Delchester Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROFILE

Delchester Series                                          Page 1

HOW WE MANAGE THE SERIES

Our investment strategies                                  Page 2

The securities we typically invest in                           2

The risks of investing in the Series                            3

WHO MANAGES THE SERIES

Investment manager                                         Page 5

Portfolio managers                                              5

Fund administration (Who's who)                                 6

IMPORTANT INFORMATION ABOUT THE SERIES

Purchase and redemption of shares                          Page 7

Valuation of shares                                             7

Dividends, distributions and taxes                              7

Year 2000                                                       7

FINANCIAL HIGHLIGHTS                                       Page 8

PROFILE: DELCHESTER SERIES

WHAT ARE THE SERIES' GOALS?

Delchester Series seeks the highest current income, which the manager believes is consistent with prudent investment management. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in fixed-income securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. These include:

o Corporate Bonds. We expect to invest the majority of the Series' assets primarily in bonds rated BBB or lower by S&P. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds. Unrated bonds may be more speculative in nature than rated bonds;

o Government Securities. Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

o Commercial Paper. Commercial paper of companies rated A-1 or A-2 by Standard & Poor's Ratings Group or rated P-1 or P-2 by Moody's Investors Service, Inc., which are the two highest commercial paper ratings.

Delchester Series uses the same investment strategy as Delchester Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. Bonds rated below investment grade are subject to a higher credit risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Delchester Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors looking a fixed income investment that offers potential for very high current income.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS DELCHESTER SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Delchester Series. We show how returns for Delchester Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Delchester Series had a year-to-date return of 1.37%. During the periods illustrated in this bar chart, Delchester Series' highest return was 15.95% for the quarter ended March 31, 1991 and its lowest return was -7.20% for the quarter ended September 30, 1998.


                                                       YEAR-BY-YEAR TOTAL RETURN

4.62%  -7.13%  37.54%  13.44%  16.36%  -2.87%  15.50%  12.79%  13.63%  -1.83%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98




                                 DELCHESTER               SALOMON SMITH BARNEY
                                  SERIES               CASH PAY HIGH-YIELD INDEX

   1 year                         -1.83%                          4.43%

   5 years                         7.14%                          9.13%

   10 years                        9.55%                         10.57%

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes cash-pay bonds and excludes deferred-interest and bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                               1
                                                                               -

HOW WE MANAGE THE SERIES

We evaluate the creditworthiness of individual bond issuers and analyze economic and market conditions, seeking to identify bonds that we think are the best investments for the Delchester Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

Delchester Series is a type of fixed income fund that invests in high yield corporate bonds to pursue its investment objective of providing the highest current income.

We expect to invest the majority of the Series' assets in bonds rated BBB or lower by S&P, with emphasis on bonds rated Bb and B, the two relatively higher credit tiers among non-investment grade bonds. High-yield bonds are issued by corporations that have poor credit quality and may have difficulty repaying principal and interest. We carefully evaluate an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings.

In addition, we maintain a very diversified portfolio with assets spread among a variety of different industry sectors and different bond issuers. In this way, we strive to minimize the impact that any poorly performing individual bond would have on the overall performance of our portfolio.

Though high-yield bonds involve the risk that the issuing company may be unable to pay interest or repay principal, they can offer high income potential which we believe will help the Series achieve its investment objective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                              HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DELCHESTER SERIES
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD CORPORATE BONDS: Debt obligations issued by a              Delchester Series may invest without limit in high-yield
corporation and rated lower than investment grade by a                corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization                B by an NRSRO.
(NRSRO) such as S&P or Moody's or, if unrated, that we
believe are of comparable quality. These securities are
considered to be of poor standing and predominately
speculative.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Direct U.S. obligations                   The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities               securities; however, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government          percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full            offer as high a level of current income as high yield
faith and credit of the United States.                                corporate bonds.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer and               Typically, we use repurchase agreements as a short-term
seller of securities in which the seller agrees to buy the            investment for the Series' cash position. In order to enter
securities back within a specified time at the same price             into these repurchase agreements, the Series must have
the buyer paid for them, plus an amount equal to an agreed            collateral of at least 102% of the repurchase price.
upon interest rate. Repurchase agreements are often viewed
as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law. Illiquid securities are securities              restricted securities such as privately placed securities
that do not have a ready market, and cannot be easily sold,           that are eligible for resale only among certain
if at all, at approximately the price that the Series has             institutional buyers without registration, which are
valued them.                                                          commonly known as "Rule 144A Securities" and repurchase
                                                                      agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

2
-

The Series may also invest in other income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Delchester Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

BORROWING FROM BANKS Delchester Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Delchester Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that Delchester Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

THE RISKS OF INVESTING IN DELCHESTER SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. The following are the chief risks you assume when investing in Delchester Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           DELCHESTER SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                bonds that we believe will continue to pay interest
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall bond market or interest rate movements and
confidence.                                                           do not trade for short-term purposes.

                                                                      We may hold a substantial part of Delchester Series' assets in cash or cash equivalents as a temporary defensive
                                                                      strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of Delchester Series' assets invested in
securities in a particular industry or the value of an                any one industry and in any individual security. We also
individual stock or bond will decline because of changing             follow a rigorous selection process before choosing
expectations for the performance of that industry or for the          securities for the portfolio.
individual company issuing the stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease          Delchester Series is subject to interest rate risk. We
in value if interest rates rise. The risk is greater for              cannot eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter              monitoring economic conditions.
maturities.
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the risk that there is the possibility that a          Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of               commitment to hold a diversified selection of high-yield
interest and principal.                                               bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails
the risk of principal loss, which may be greater than the
risk involved in investment grade bonds. High-yield bonds
are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the
junk bonds.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               3
                                                                               -

THE RISKS OF INVESTING IN DELCHESTER SERIES
                                (continued)

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             DELCHESTER SERIES
-----------------------------------------------------------------------------------------------------------------------------------
RECESSION RISK Although the market for high-yield bonds               It is likely that protracted periods of economic uncertainty
existed through periods of economic downturns, the                    would cause increased volatility in the market prices of
high-yield market grew rapidly during the long economic               high-yield bonds, an increase in the number of high-yield
expansion which took place in the United States during the            bond defaults and corresponding volatility in the Series'
1980s. During that economic expansion, the use of high-yield          net asset value. In the past, uncertainty and volatility in
debt securities to finance highly leveraged corporate                 the high-yield market have resulted in volatility in the
acquisitions and restructurings increased dramatically. As a          Series' net asset value.
result, the high-yield market grew substantially. Although
experts disagree on the impact recessionary periods have had          In striving to manage this risk, we allocate assets across a
and will have on the high-yield market, some analysts                 wide range of industry sectors. We may emphasize industries
believe a protracted economic downturn would severely                 that have been less susceptible to economic cycles in the
disrupt the market for high-yield bonds, adversely affect             past, particularly if we believe that the economy may be
the value of outstanding bonds and adversely affect the               entering into a period of slower growth.
ability of high-yield issuers to repay principal and
interest.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion, if any, of the
adversely affected by political instability, changes in               Series' portfolio in foreign securities.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold, if at all, at approximately the price that the          the Series' ability to dispose of particular issues, when
Series values them.                                                   necessary, to meet the Series' liquidity needs or in
                                                                      response to a specific economic event, such as the
The secondary market for high-yield securities is currently           deterioration in the creditworthiness of the issuer. In
dominated by institutional investors, including mutual funds          striving to manage this risk, we evaluate the size of a bond
and certain financial institutions. There is generally no             issuance as a way to anticipate its likely liquidity level.
established retail secondary market for high-yield
securities. As a result, the secondary market for high-yield          We may invest only 10% of net assets in illiquid securities,
securities is more limited and less liquid than other                 including Rule 144A securities.
secondary securities markets. The high-yield secondary
market is particularly susceptible to liquidity problems
when the institutions which dominate it temporarily cease
buying bonds for regulatory, financial or other reasons,
such as the savings and loan crisis.

The secondary market for high-yield securities is also
generally considered to be more likely to be disrupted by
adverse publicity and investor perceptions than the more
established secondary securities markets.
-----------------------------------------------------------------------------------------------------------------------------------
VALUATION RISK A less liquid secondary market as described            The Series' privately placed high-yield securities are
above makes it more difficult for the Series to obtain                particularly susceptible to the liquidity and valuation
precise valuations of the high-yield securities in its                risks outlined here. We will strive to manage this risk by
portfolio. During periods of reduced liquidity, judgment              carefully evaluating individual bonds and by limiting the
plays a greater role in valuing high-yield securities.                amount of the portfolio that can be allocated to privately placed high-yield securities.
-----------------------------------------------------------------------------------------------------------------------------------
REDEMPTIONS If, as a result of volatility in the high-yield           We strive to maintain a cash balance sufficient to meet any
market or other factors, more shares of the Series are                redemptions. We may also borrow money, if necessary, to meet
redeemed than are purchased for an extended period of time,           redemptions.
the Series may be required to sell securities without regard to the investment merits such actions. If the Series sells a substantial number of securities to generate proceeds for
redemptions, the asset base of the Series will decrease and
the Series' expense ratio may increase.
-----------------------------------------------------------------------------------------------------------------------------------
LEGISLATIVE AND REGULATORY RISK The United States Congress            We monitor the status of regulatory and legislative
has from time to time taken or considered a variety of                proposals to evaluate any possible effects they might have
legislative actions that could adversely affect the                   on the Series' portfolio.
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally prohibited
federally-insured savings and loan institutions from
investing in high-yield securities. Regulatory actions have
also affected the high-yield market. For example, many
insurance companies have restricted or eliminated their
purchases of high-yield bonds primarily as a result of
actions taken by the National Association of Insurance
Commissioners. Similar actions in the future could reduce
liquidity for high-yield issues, reduce the number of new
high-yield securities being issued and could make it more
difficult for the Series to attain its investment objective.
-----------------------------------------------------------------------------------------------------------------------------------

4
-

WHO MANAGES THE SERIES

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS

Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for Delchester Series.

PAUL A. MATLACK
Vice President/Senior Portfolio Manager

A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. Mr. Matlack has been a member of the Delchester Series team since 1990 and has been co-managing the Delchester Series since January 1993.

GERALD T. NICHOLS
Vice President/Senior Portfolio Manager

Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the Delchester Series team since 1990 and has been co-managing the Delchester Series since anuary 1993.

                                                                               5
                                                                               -

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 5 for information about the portfolio managers of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

6
-

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                               7
                                                                               -

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                      DELCHESTER SERIES
-----------------------------------------------------------------------------------------------------------------------

                                                                                                       Year Ended 12/31
                                                                1998        1997        1996         1995         1994
NET ASSET VALUE, BEGINNING OF YEAR                             $9.510      $9.170       $8.940      $8.540       $9.770

Income (loss) from investment operations

Net investment income                                           0.906       0.863        0.853       0.872        0.962

Net realized and unrealized gain (loss) on investments         (1.048)      0.332        0.230       0.400       (1.230)
                                                              -------     -------      -------     -------      -------

Total from investment operations                               (0.142)      1.195        1.083       1.272       (0.268)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                           (0.905)     (0.855)      (0.853)     (0.872)      (0.962)

Distributions from net realized gain on investments            (0.003)       none         none        none         none
                                                              -------     -------      -------     -------      -------

Total dividends and distributions                              (0.908)     (0.855)      (0.853)     (0.872)      (0.962)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF YEAR                                   $8.460      $9.510       $9.170      $8.940       $8.540
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                (1.83%)     13.63%       12.79%      15.50%       (2.87%)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                      $120,708     $98,875      $67,665     $56,605      $43,686

Ratio of expenses to average net assets                         0.70%       0.70%        0.70%       0.69%        0.72%

Ratio of expenses to average net assets
   prior to expense limitation                                  0.70%       0.70%        0.70%       0.69%        0.72%

Ratio of net investment income to average net assets            9.85%       9.24%        9.54%       9.87%       10.56%

Ratio of net investment income to average net assets
   prior to expense limitation                                  9.85%       9.24%        9.54%       9.87%       10.56%

Portfolio turnover                                                86%        121%          93%         74%          47%

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

8
-

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

                  Investment Company Act File Number: 811-5162

DELAWARE
INVESTMENTS
=======================
PHILADELPHIA o LONDON

                                 DELAWARE(SM)
                                 INVESTMENTS
                                 ---------------------
                                 PHILADELPHIA o LONDON

                                 DELAWARE GROUP
                                 PREMIUM FUND, INC.

                                 DEVON SERIES

                                 1818 Market Street,
                                 Philadelphia, PA 19103

                                 PROSPECTUS MAY 1, 1999

This Prospectus offers the Devon Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROFILE

Devon Series                                               Page 1

HOW WE MANAGE THE SERIES

Our investment strategies                                  Page 2

The securities we typically invest in                           2

The risks of investing in the Series                            4

WHO MANAGES THE SERIES

Investment manager                                         Page 5

Portfolio manager                                               5

Fund administration (Who's who)                                 6

IMPORTANT INFORMATION ABOUT THE SERIES

Purchase and redemption of shares                          Page 7

Valuation of shares                                             7

Dividends, distributions and taxes                              7

Year 2000                                                       7

FINANCIAL HIGHLIGHTS                                       Page 8

PROFILE: DEVON SERIES

WHAT ARE THE SERIES' GOALS?

Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time. Devon Series uses the same investment strategy as Devon Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio.

This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS THE DEVON SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Devon Series. We show returns for Devon Series over the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Devon Series had a year-to-date return of -8.35%. During the period illustrated in this bar chart, Devon Series' highest return was 20.81% for the quarter ended December 31, 1998 and its lowest return was -8.19% for the quarter ended September 30, 1998.


                                                                    TOTAL RETURN

                           1998       24.05%



                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98


                                           DEVON           S&P 500
                                           SERIES           INDEX

   1 year                                  24.05%          28.60%

   Since Inception (5/1/97)                31.44%          31.31%


The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                              1
                                                                              --

HOW WE MANAGE THE SERIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. Following are descriptions of how the portfolio manager pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

Devon Series is a total return fund that invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          DEVON SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, 90% to 100% of the Series' assets will be
in a corporation. Stockholders participate in the                    invested in common stocks. Under normal market conditions we
corporation's profits and losses, proportionate to the               will invest at least 65% of total assets in dividend-paying
number of shares they own.                                           stocks.
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Usually preferred stocks or                  Devon Series may invest in convertible securities; however,
corporate bonds that can be exchanged for a set number of            we will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These               securities that are rated below investment grade by a
securities offer higher appreciation potential than                  nationally recognized statistical ratings organization or in
nonconvertible bonds and greater income potential than               securities that are unrated but deemed equivalent to
nonconvertible preferred stocks.                                     non-investment grade.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------

 2
--

THE SECURITIES WE TYPICALLY INVEST IN
                          (continued)

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          DEVON SERIES
-----------------------------------------------------------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by          We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and sold the
same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law. Illiquid securities are securities             restricted securities such as privately placed securities
that do not have a ready market, and cannot be easily sold,          that are eligible for resale only among certain
if at all, at approximately the price that the Series has            institutional buyers without registration, which are
valued them.                                                         commonly known as "Rule 144A Securities" and repurchase
                                                                     agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES Devon Series may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Devon Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Devon Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                                              3
                                                                              --

THE RISKS OF INVESTING IN DEVON SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                            HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    DEVON SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond             stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and do not trade for
confidence.                                                          short-term purposes.

                                                                     We may hold a substantial part of Devon Series' assets in
                                                                     cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of             We limit the amount of Devon Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolio.
individual company issuing the stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be              We typically invest only a small portion of Devon Series'
adversely affected by political instability, changes in              portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or              securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                      also tend to avoid markets where we believe accounting
                                                                     principles or the regulatory structure are underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
-----------------------------------------------------------------------------------------------------------------------------------

 4
--

WHO MANAGES THE SERIES

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS

Frank X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Andrea Giles and Christopher Driver.

FRANK X. MORRIS
Vice President/Senior Portfolio Manager

Mr. Morris holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Delaware Balanced Series' management team since March 1999.

ANDREA GILES
Research Analyst

Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

CHRISTOPHER DRIVER
Research Analyst

Mr. Driver holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.


                                                                              5
                                                                              --

WHO'S WHO ?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGER
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 5 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

 6
--

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio manager and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                              7
                                                                              --

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                DEVON SERIES
--------------------------------------------------------------------------------------------
                                                     Year Ended 12/31       Period 5/1/97(1)
                                                                 1998       through 12/31/97

NET ASSET VALUE, BEGINNING OF PERIOD                          $12.730                $10.000

Income from investment operations

Net investment income                                           0.106                  0.080

Net realized and unrealized gain on investments                 2.889                  2.650
                                                              -------                -------

Total from investment operations                                2.995                  2.730
                                                              -------                -------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income                           (0.080)                  none

Distributions from net realized gain on investments            (0.205)                  none
                                                              -------                -------

Total dividends and distributions                              (0.285)                  none
                                                              -------                -------

NET ASSET VALUE, END OF PERIOD                                $15.440                $12.730
                                                              =======                =======

TOTAL RETURN(2)                                                24.05%                 27.30%(3)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $68,714                $16,653

Ratio of expenses to average net assets                         0.66%                  0.80%

Ratio of expenses to average net assets
   prior to expense limitation                                  0.66%                  0.91%

Ratio of net investment income to average net assets            1.30%                  2.01%

Ratio of net investment income to average net assets
   prior to expense limitation                                  1.30%                  1.90%

Portfolio turnover                                                34%                    80%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

 8
--

DELAWARE GROUP
PREMIUM FUND, INC.


ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.





Investment Company Act File Number: 811-5162





DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE GROUP
PREMIUM FUND, INC.

EMERGING MARKETS SERIES

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999


This Prospectus offers the Emerging Markets Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
PROFILE
Emerging Markets Series                                    Page 1

HOW WE MANAGE THE SERIES
Our investment strategies                                  Page 2
The securities we typically invest in                           3
The risks of investing in the Series                            5

WHO MANAGES THE SERIES
Investment manager                                         Page 7
Portfolio managers                                              7
Fund administration (Who's who)                                 8

IMPORTANT INFORMATION ABOUT THE SERIES
Purchase and redemption of shares                          Page 9
Valuation of shares                                             9
Dividends, distributions and taxes                              9
Year 2000                                                      10

FINANCIAL HIGHLIGHTS                                      Page 11

PROFILE: EMERGING MARKETS SERIES

WHAT ARE THE SERIES' GOALS?
   The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of companies in at least three different countries that are considered to be emerging or developing. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. Emerging Markets Series uses the same investment strategy as Emerging Markets Series, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests primarily in international securities in emerging market countries as well as in established countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest up to 35% of its net assets in high yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. The Series is considered "non-diversified" under federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o    Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

WHO SHOULD NOT INVEST IN THE SERIES

o    Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand the significant risks associated with investing in emerging markets.

HOW HAS THE EMERGING MARKETS SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Emerging Markets Series. We show returns for Emerging Markets Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Emerging Markets Series had a year-to-date return of 3.62%. During the period illustrated in this bar chart, Emerging Markets Series highest return was 7.61% for the quarter ended March 31, 1998 and its lowest return was -22.25% for the quarter ended June 30, 1998.


                                                                    TOTAL RETURN

----------------------------------------------------------------------------  0%


----------------------------------------------------------------------------  -6


---------------------------------------------------------------------------- -12


---------------------------------------------------------------------------- -18


---------------------------------------------------------------------------- -24


---------------------------------------------------------------------------- -30
                                -32.48%

---------------------------------------------------------------------------- -36
                                  1998


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
--------------------------------------------------------------------------------
                                EMERGING MARKETS    MORGAN STANLEY INTERNATIONAL
                                SERIES               EMERGING MARKETS FREE INDEX
--------------------------------------------------------------------------------
   1 year                          -32.48%                  -25.34%
   Since inception (5/1/97)        -26.37%                  -25.80%

The Series returns are compared to the performance of the Morgan Stanley International Emerging Markets Free Index. The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                               1
                                                                               -

HOW WE MANAGE THE SERIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Emerging Markets Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

Emerging Markets Series seeks long-term capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of from at least three different countries that are considered to be emerging or developing. The Series may invest in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants.

We consider an "emerging country" to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, or any country that is classified by the United Nations as developing. In addition, any country that is included in the IFC Free Index or MSCI Emerging Market Free Index is considered to be an "emerging country." As of the date of this Prospectus, more than 130 countries met our definition of an emerging country. Approximately 40 of them currently have stock markets. This group of developing or emerging countries includes almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. Local or international political, economic or financial developments could support this trend and benefit the capital markets in such countries.

In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Fund may invest in Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.This is a representative list; we may invest in other countries, particularly as markets in other emerging countries develop.

2
-

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS OF EMERGING MARKET COMPANIES: Securities that        The majority of Emerging Markets Series' assets will be
represent shares of ownership in a corporation. Stockholders       invested in common stock of emerging market companies.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.                    To be considered an emerging country equity security by us, the security must be issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is an emerging country; (2) though traded on a securities market that is not an emerging
                                                                   market, the company, alone or on a consolidated basis,
                                                                   derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging
                                                                   countries; or (3) the company is organized under the laws
                                                                   of, and has a principal office in, an emerging country. We make our determinations on the basis of publicly available information and by questioning the company.
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FIXED-INCOME SECURITIES: Fixed-income             The Series may invest up to 35% of its net assets in
securities issued by companies in emerging countries or            emerging market fixed-income securities. All of these may be
foreign governments, their agencies, instrumentalities or          high yield, high risk fixed-income securities rated lower
political subdivisions.                                            than BBB by S&P and Baa by Moody's or, if unrated, are
                                                                   considered by us to be of equivalent quality.

                                                                   Medium- and low-grade bonds held by the Series may be issued as a consequence of corporate restructurings, such as
                                                                   leveraged buy-outs, mergers, acquisitions, debt
                                                                   recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or
                                                                   firms with high debt levels, which are generally less able to make scheduled payments of interest and principal than
                                                                   more financially stable firms. Certain lower-rated debt
                                                                   securities issued by foreign governments may reflect reduced ability to make timely and ultimate payments or external
                                                                   debt obligations. The risks posed by bonds issued under such circumstances are substantial.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS: Zero coupon securities are debt                 Emerging Markets Series may invest in zero coupon bonds. The
obligations which do not entitle the holder to any periodic        market prices of zero coupon bonds are generally more
payments of interest prior to maturity or a specified date         volatile than the market prices of securities that pay
when the securities begin paying current interest, and             interest periodically and are likely to respond to changes
therefore are issued and traded at a discount from their           in interest rates to a greater degree than do non-zero
face amounts or par value.                                         coupon securities having similar maturities and credit
                                                                   quality.
-----------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued under the            The Emerging Markets Series may invest in Brady Bonds. We
framework of the Brady Plan, an initiative announced by the        believe that the economic reforms undertaken by countries in
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a           connection with the issuance of Brady Bonds makes the debt
mechanism for debtor nations to restructure their                  of countries that have issued or have announced plans to
outstanding external indebtedness (generally, commercial           issue Brady Bonds an attractive opportunity for investment.
bank debt).
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY, FOREIGN CURRENCY CONTRACTS OR FORWARD            The Series may invest in securities issued in any currency
CONTRACTS: A forward contract involves an obligation to            and may hold foreign currency. Securities of issuers within
purchase or sell a specific currency at a future date at a         a given country may be denominated in the currency of
price set at the time of the contract. Forward contracts are       another country or in multinational currency units such as
used to "lock-in" the price of a security it has agreed to         the Euro.
purchase or sell, in terms of U.S. dollars or other
currencies.                                                        We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into
                                                                   contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may,
                                                                   however, from time to time, purchase or sell foreign
                                                                   currencies and/or engage in forward foreign currency
                                                                   transactions in order to expedite settlement of portfolio
                                                                   transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign
                                                                   currency exchange market or through a forward foreign
                                                                   currency contract or forward contract. The Series will
                                                                   convert currency on a spot basis from time to time, and
                                                                   investors should be aware of the costs of currency
                                                                   conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                   period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               3
                                                                               -

THE SECURITIES WE TYPICALLY INVEST IN
(continued)

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY           The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs       EDRs and GDRs, generally focusing on underlying securities
are receipts issued by a U.S. depositary (usually a U.S.           issued by foreign issuers.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities that are
resale is restricted under securities law.                         eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                   Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                   securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILIQUID SECURITIES: Securities that do not have a ready            We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                   securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.           of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries,                  We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through              companies consistent with the 1940 Act requirements. These
investments in closed-end investment companies that in turn        investments involve an indirect payment of a portion of the
invest in the securities of such countries. We may invest in       expenses, including advisory fees, of such other investment
such closed-end investment companies if we believe the             companies.
country offers good investment opportunities for the Series.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may invest in futures contracts, and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

4
-

THE RISKS OF INVESTING IN EMERGING MARKETS SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                        HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------

MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor               predict overall stock market movements and do not trade for
confidence.                                                        short-term purposes.

                                                                   We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY RISK is the risk that the value of securities in a        We limit the amount of the Series' assets invested in any
particular industry will decline because of changing               one industry and in any individual security. We also follow
expectations for the performance of that industry.                 a rigorous selection process before choosing securities for the portfolio.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly       In an attempt to protect Emerging Markets Series'
bonds with longer maturities, will decrease in value if            investments from interest rate fluctuations, the Series may
interest rates rise.                                               engage in interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their
                                                                   respective rights to receive interest. The Series intends to use interest rate swaps as a hedge and not as a speculative investment. The use of interest rate swaps involves
                                                                   investment techniques and risks different from those
                                                                   associated with ordinary portfolio securities transactions.
                                                                   If the manager is incorrect in its forecast of market
                                                                   values, interest rates and other applicable factors, the
                                                                   investment performance of the Series will be less favorable than it would have been if this investment technique were
                                                                   never used.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be            We carefully evaluate the overall situations in the
adversely affected by political instability, changes in            countries where we invest in an attempt to reduce these
currency exchange rates, foreign economic conditions or            risks. We also tend to avoid markets where we believe
inadequate regulatory and accounting standards.                    accounting principles or the regulatory structure are too
                                                                   underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of the Series'            The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign       foreign currency exchange contracts. By agreeing to purchase
currency exchange rates. Adverse changes in exchange rates         or sell foreign securities at a pre-set price on a future
may reduce or eliminate any gains produced by investments          date, the Series strive to protect the value of the stock
that are denominated in foreign currencies and may increase        they own from future changes in currency rates. The Series
any losses.                                                        will use forward currency exchange contracts only for
                                                                   defensive measures, not to enhance portfolio returns.
                                                                   However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire            We carefully evaluate the political situations in the
region where we invest may experience political instability,       countries where we invest and take into account any
which may cause greater fluctuation in the value of our            potential risks before we select securities for the
investments due to changes in currency exchange rates,             portfolio. However, there is no way to eliminate political
governmental seizures or nationalization of assets.                risk when investing internationally.
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks            The Emerging Markets Series carefully selects securities
associated with international investing will be greater in         within emerging markets and strives to consider all relevant
emerging markets than in more developed foreign markets            risks associated with an individual company. We cannot
because, among other things, emerging markets may have less        eliminate emerging market risk and consequently encourage
stable political and economic environments.                        shareholders to invest in these Series only if they have a long-term time horizon, over which the potential of
                                                                   individual securities is more likely to be realized.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               5
                                                                               -

THE RISKS OF
INVESTING IN EMERGING
MARKETS SERIES
(continued)

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                        HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         EMERGING MARKETS SERIES
-----------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may       The Series will attempt to reduce these risks through
be less liquid, have greater price volatility, less                investing in a number of different countries, credit
regulation and higher transaction costs than U.S. markets.         analysis and attention to trends in the economy, industries and financial markets.
-----------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies         The Series conducts a great deal of fundamental research on
are subject to different accounting, auditing and financial        the companies that it invests in rather than relying solely
reporting standards than U.S. companies. There may be less         on information available through financial reporting. We
information available about foreign issuers than domestic          believe this will help us to better uncover any potential
issuers. Furthermore, regulatory oversight of foreign              weaknesses in individual companies.
issuers may be less stringent or less consistently applied
than in the United States.
-----------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUNDS are believed to be subject to greater        While the Emerging Markets Series intends to seek to qualify
risks because adverse effects on their security holdings may       as a "diversified" investment company under a provision of
affect a larger portion of their overall assets.                   Subchapter M of the Code, the Series will not be diversified under the 1940 Act. Thus, 50% of the Series' total assets
                                                                   will be divided among cash, cash items, U.S. government
                                                                   securities, and other securities, with no more than 5% of
                                                                   the Series' total assets invested with one issuer. However this will not satisfy the 1940 Act definition of
                                                                   diversification that 75% of the Series' assets be limited to not more than 5% per issuer. In practice, however, the
                                                                   Series does not intend to be heavily invested in any single particular issuer.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES RISKS involve the ability of a       The Emerging Markets Series attempts to reduce the risks
foreign government or government related issuer to make            associated with investing in foreign governments by setting
timely and ultimate payments on its external debt                  rating standards and by limiting the portion of portfolio
obligations. This ability to make payments will be strongly        assets that may be invested in such securities.
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD, HIGH RISK FOREIGN FIXED-INCOME SECURITIES are          The Emerging Markets Series may invest up to 35% of its net
those securities rated lower than BBB by S&P and Baa by            assets in these securities.
Moody's. Securities of this type are considered to be of
poor standing and predominantly speculative as to the              The economy and interest rates may affect these high yield,
ability to repay interest and principal.                           high risk securities differently than other securities.
                                                                   Prices on these bonds have been less sensitive to interest rate changes than higher rated investments, but more
                                                                   sensitive to adverse economic changes or individual
                                                                   corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly
                                                                   leveraged issuers may experience financial stress which
                                                                   would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more
                                                                   affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the
                                                                   Series' investment value.

                                                                   We believe that in the past, the high yields from these
                                                                   bonds have more than compensated for their higher default
                                                                   rates. There is no assurance, however, that yields will
                                                                   continue to offset default rates on these bonds in the
                                                                   future. We intend to maintain an adequately diversified
                                                                   portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series,
                                                                   there is no guarantee that diversification will protect the
                                                                   Series from widespread bond defaults brought about by a
                                                                   sustained economic downturn.
-----------------------------------------------------------------------------------------------------------------------------------

6
-

WHO MANAGES THE SERIES

INVESTMENT MANAGER

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.08% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Delaware International Advisers Ltd. began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS

Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert Akester and Joshua A. Brooks.

CLIVE A. GILLMORE
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing Emerging Markets Series since its inception.

ROBERT AKESTER
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Akester joined Delaware International Advisers in 1996 as a Senior Portfolio Manager. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

JOSHUA A. BROOKS
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Brooks holds a bachelor's degree from Yale University and has undertaken graduate studies at The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and liaison with Delaware International Advisers.


                                                                               7
                                                                               -

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.


INVESTMENT MANAGER
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 7 for information about the portfolio managers.


DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103 Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.


CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

8
-

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

A significant portion of the portfolio securities of the Series are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions for the Series, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

                                                                               9
                                                                               -

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

10
--

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                                                     EMERGING MARKETS SERIES
------------------------------------------------------------------------------------------------------------
                                                                      Year Ended 12/31      Period 5/1/97(1)
                                                                                  1998      through 12/31/97
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $8.880           $10.000
Income (loss) from investment operations
Net investment income(2)                                                    0.171             0.060


Net realized and unrealized loss on investments and foreign currencies     (2.991)           (1.180)
                                                                           ------            ------
Total from investment operations                                           (2.820)           (1.120)
                                                                           ------            ------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (0.030)             none
Distributions from net realized gain on investments                        (0.220)             none
                                                                           ------
Total dividends and distributions                                          (0.250)             none
NET ASSET VALUE, END OF PERIOD                                             $5.810            $8.880
                                                                           ======            ======
TOTAL RETURN(3)                                                           (32.48%)          (11.20%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                    $5,356            $5,776
Ratio of expenses to average net assets                                     1.50%             1.50%
Ratio of expenses to average net assets
   prior to expense limitation                                              1.67%             2.45%
Ratio of net investment income to average net assets                        2.34%             0.89%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation                                              2.17%            (0.06%)
Portfolio turnover                                                            38%               48%


----------
1 Date of commencement of operations; ratios have been annualized but total return has not been annualized.
2    Per share information was based on the average shares outstanding method.
3 Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                              11
                                                                              --

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.



















Investment Company Act File Number: 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


P-DPT [-] PP 3/99

DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

DELAWARE GROUP
PREMIUM FUND, INC.

GLOBAL BOND SERIES

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999


This Prospectus offers the Global Bond Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
PROFILE
Global Bond Series                                         Page 1

HOW WE MANAGE THE SERIES
Our investment strategies                                  Page 2
The securities we typically invest in                           3
The risks of investing in the Series                            4

WHO MANAGES THE SERIES
Investment manager                                         Page 7
Portfolio managers                                              7
Fund administration (Who's who)                                 8

IMPORTANT INFORMATION ABOUT THE SERIES
Purchase and redemption of shares                          Page 9
Valuation of shares                                             9
Dividends, distributions and taxes                              9
Year 2000                                                       9

FINANCIAL HIGHLIGHTS                                      Page 10

PROFILE: GLOBAL BOND SERIES
--------------------------------------------------------------------------------
WHAT ARE THE SERIES' GOALS?

     Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. Global Bond Series uses the same investment strategy as Global Bond Series, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. This Series will be affected primarily by declines in bond prices that can be caused by a drop in the bond market or an adverse change in interest rates. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. The Series may invest in high yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates. Additionally, the Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o    Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o    Investors seeking a measure of capital appreciation.

WHO SHOULD NOT INVEST IN THE SERIES

o    Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

HOW HAS THE GLOBAL BOND SERIES PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Global Bond Series. We show how returns varied for Global Bond Series for the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Global Bond Series had a year-to-date return of -0.78%. During the periods illustrated in this bar chart, Global Bond Series' highest return was 4.25% for the quarter ended September 30, 1998 and its lowest return was -3.07% for the quarter ended March 31, 1997.


                                                       YEAR-BY-YEAR TOTAL RETURN

                                  1997   0.88%
                                  1998   7.82%


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98


                                GLOBAL BOND              SALOMON SMITH BARNEY
                                   SERIES            WORLD GOVERNMENT BOND INDEX
                                -----------          ---------------------------
1 year                             7.82%                        15.31%
Since inception (5/2/96)           7.61%                         7.91%

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                               1
                                                                               -

HOW WE MANAGE THE SERIES
--------------------------------------------------------------------------------

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Global Bond Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

OUR INVESTMENT STRATEGIES

The Global Bond Series seeks current income consistent with the preservation of investors' principal. The Global Bond Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in the fixed-income securities of issuers from at least three different countries, one of which may be the United States.

The fixed-income securities in which Global Bond Series may invest include

o    foreign and U.S. government securities

o debt obligations of foreign and U.S. companies which are generally rated A or better by Standard & Poor's Ratings Group (S&P) and Baa by Moody's Investors Services, Inc. (Moody's), or if unrated, are deemed to be of comparable quality by the portfolio manager.

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers. Such securities may be rated lower than BBB by S&P or Baa by Moody's, or if unrated, are considered by the manager to be of equivalent quality. (See the section "The risks of investing in Global Bond Series.")

o    Zero-coupon bonds denominated in any currency

For increased safety, the Series currently anticipates that a large percentage of its assets will be invested in securities of supranational entities and in U.S. and foreign government securities.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We anticipate that the average weighted maturity of the portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment; however, the average weighted maturity may be extended past ten years or if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

While the Fund may purchase securities of issuers in any foreign country, developed and emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan, and Thailand. This is a representative list, and we may also invest in other countries.


2
-

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.


-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           GLOBAL BOND SERIES
                                                                   ----------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES: Fixed-income securities             With respect to foreign government securities, the Series
issued by non-U.S. governments, their agencies or                  will generally invest only in those rated AAA or AA by S&P
instrumentalities or political sub-divisions.                      or Aaa or Aa by Moody's or, if unrated, considered to be of comparable quality by the Series' portfolio manager.
                                                                   However, a portion of the Series' assets may also be
                                                                   invested in such foreign governmental securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: Debt obligations issued by the         The Series may invest only in direct U.S. obligations
United States government, its agencies or instrumentalities.       including bills, notes, bonds and other debt securities
                                                                   issued by the U.S. Treasury or securities of U.S. government agencies or instrumentalities which are backed by the full faith and credit of the United States.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE BONDS: Debt obligations issued by       The Global Bond Series will invest in bonds generally rated
a corporation.                                                     A or better by S&P and Baa by Moody's.
-----------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL ENTITIES: Debt securities of supranational           The Series expects to invest a large percentage of its
entities denominated in any currency. A supranational entity       assets in supranational agencies, which are typically of
is an entity established or financially supported by the           high grade quality.
national governments of one or more countries. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS: Zero coupon securities are debt                 Global Bond Series may invest in zero coupon bonds. The
obligations which do not entitle the holder to any periodic        market prices of zero coupon bonds are generally more
payments of interest prior to maturity or a specified date         volatile than the market prices of securities that pay
when the securities begin paying current interest, and             interest periodically and are likely to respond to changes
therefore, are issued and traded at a discount from their          in interest rates to a greater degree than do non-zero
face amounts or par value.                                         coupon securities having similar maturities and credit
                                                                   quality.
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some countries,                  We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through              companies consistent with the 1940 Act requirements. These
investments in closed-end investment companies that in turn        investments involve an indirect payment of a portion of the
invest in the securities of such countries.                        expenses, including advisory fees, of such other investment companies.
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES: Securities          Medium- and low-grade bonds held by the Series may be issued
that are rated lower than BBB by S&P and Baa by Moody's or,        as a consequence of corporate restructurings, such as
if unrated, are considered by us to be of equivalent               leveraged buy-outs, mergers, acquisitions, debt
quality.                                                           recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or
                                                                   firms with high debt levels, which are generally less able to make scheduled payments of interest and principal than
                                                                   more financially stable firms. Certain lower-rated debt
                                                                   securities issued by foreign governments may reflect reduced ability to make timely and ultimate payments on external
                                                                   debt obligators. The risk posed by bonds issued under such circumstances are substantial.
-----------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS: These are debt securities issued under the            The Global Bond Series may invest in Brady Bonds consistent
framework of the Brady Plan, an initiative announced by the        with its investment objective. We believe that the economic
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a           reforms undertaken by countries in connection with the
mechanism for debtor nations to restructure their                  issuance of Brady Bonds makes the debt of countries that
outstanding external indebtedness (generally, commercial           have issued or have announced plans to issue Brady Bonds an
bank debt).                                                        attractive opportunity for investment.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               3
                                                                               -

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           GLOBAL BOND SERIES
                                                                   ----------------------------------------------------------------
FOREIGN CURRENCY, FOREIGN CURRENCY CONTRACTS OR FORWARD            We may invest in securities issued in any currency and may
CONTRACTS: A forward contract involves an obligation to            hold foreign currency. Securities of issuers within a given
purchase or sell a specific currency at a future date at a         country may be denominated in the currency of another
price set at the time of the contract. Forward contracts are       country or in multinational currency units such as the Euro.
used to "lock-in" the price of a security it has agreed to
purchase or sell, in terms of U.S. dollars or other                We may invest in securities of foreign issuers and may hold
currencies.                                                        foreign currency. In addition, the Series may enter into
                                                                   contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may,
                                                                   however, from time to time, purchase or sell foreign
                                                                   currencies and/or engage in forward foreign currency
                                                                   transactions in order to expedite settlement of portfolio
                                                                   transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign
                                                                   currency exchange market or through a forward foreign
                                                                   currency contract or forward contract. The Series will
                                                                   convert currency on a spot basis from time to time, and
                                                                   investors should be aware of the costs of currency
                                                                   conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                   period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY           The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs       EDRs and GDRs, generally focusing on underlying securities
are receipts issued by a U.S. depositary (usually a U.S.           issued by foreign issuers.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities that are
resale is restricted under securities law.                         eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                   Secuities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                   securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready           We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                   securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.           of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

4
-

The Series may also invest in futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.


THE RISKS OF INVESTING IN GLOBAL BOND SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.



-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                          HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             GLOBAL BOND SERIES
                                                                   ----------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             securities that we believe can perform well over an extended
market--will decline in value because of factors such as           time frame regardless of interim market fluctuations. We do
economic conditions, future expectations or investor               not try to predict overall market movements and do not trade
confidence.                                                        for short-term purposes.

                                                                   We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY RISK is the risk that the value of securities in a        We limit the amount of Global Bond Series' assets invested
particular industry will decline because of changing               in any one industry. We also follow a rigorous selection
expectations for the performance of that industry.                 process before choosing securities for the portfolio.
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly       We will maintain an intermediate average maturity, usually
bonds with longer maturities, will decrease in value if            between five and 10 years.
interest rates rise.
                                                                   In an attempt to protect Global Bond Series' investments
                                                                   from interest rate fluctuations, the Series may engage in
                                                                   interest rate swaps. Interest rate swaps occur when the
                                                                   Series exchanges its rights to receive interest on a bond
                                                                   for the rights of another party. The Series intends to use interest rate swaps as a hedge and not as a speculative
                                                                   investment. The use of interest rate swaps involves
                                                                   investment techniques and risks different from those
                                                                   associated with ordinary portfolio securities transactions.
                                                                   If we use this strategy and are incorrect in our forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less
                                                                   favorable than if this investment strategy were never used.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be            We carefully evaluate the overall situations in the
adversely affected by political instability, changes in            countries where we invest in an attempt to reduce these
currency exchange rates, foreign economic conditions or            risks. We also tend to avoid markets where we believe
inadequate regulatory and accounting standards.                    accounting principles or the regulatory structure are too
                                                                   underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of an investment          Global Bond Series may try to hedge its currency risk by
may be negatively affected by changes in foreign currency          purchasing foreign currency exchange contracts. By agreeing
exchange rates. Adverse changes in exchange rates may reduce       to purchase or sell foreign securities at a preset price on
or eliminate any gains produced by investments that are            a future date, the Series strive to protect the value of the
denominated in foreign currencies and may increase any             stock they own from future changes in currency rates. The
losses.                                                            Series will use forward currency exchange contracts only for defensive measures, not to enhance portfolio returns.
                                                                   However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                               5
                                                                               -

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                          HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             GLOBAL BOND SERIES
                                                                   ----------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire            We carefully evaluate the political situations in the
region where we invest may experience political instability,       countries where we invest and take into account any
which may cause greater fluctuation in the value of our            potential risks before we select securities for the
investments due to changes in currency exchange rates,             portfolio. However, there is no way to eliminate political
governmental seizures or nationalization of assets.                risk when investing internationally.
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks            Global Bond Series carefully selects securities within
associated with international investing will be greater in         emerging markets and strives to consider all relevant risks
emerging markets than in more developed foreign markets            associated with an individual company. We cannot eliminate
because, among other things, emerging markets may have less        emerging market risk and consequently encourage shareholders
stable political and economic environments.                        to invest in these Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.
-----------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may       The Series will attempt to reduce these risks through
be less liquid, have greater price volatility, less                investing in a number of different countries, credit
regulation and higher transaction costs than U.S. markets.         analysis and attention to trends in the economy, industries and financial markets.
-----------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies         We conduct a great deal of fundamental research on the bond
are subject to different accounting, auditing and financial        issuers rather than relying solely on information available
reporting standards than U.S. companies. There may be less         through financial reporting. We believe this will help us to
information available about foreign issuers than domestic          better uncover any potential weaknesses.
issuers. Furthermore, regulatory oversight of foreign
issuers may be less stringent or less consistently applied
than in the United States.
-----------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUNDS are believed to be subject to greater        The Global Bond Series will not be a diversified fund
risks because adverse effects on their security holdings may       according to the 1940 Act. In a diversified fund, 75% of the
affect a larger portion of their overall assets.                   portfolio must be diversified, meaning the fund or series
                                                                   cannot invest more than 5% of total assets in an individual security. When a fund is non-diversified, it does not have to limit the percentage of assets invested in individual
                                                                   securities. However, the Global Bond Series does intend to satisfy the Internal Revenue Code's diversification
                                                                   requirement, which says that for 50% of the Series' assets, no more than 5% of total assets can be invested in any one individual security. The bottom line for shareholders is
                                                                   that 50% of the Global Bond Series must be spread among
                                                                   various securities, with no more than 5% of total assets
                                                                   invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual
                                                                   securities. In practice, however, the Series does not intend to be heavily invested in any single particular issuer.
-----------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED FROM PREVIOUS TABLE]

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                          HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             GLOBAL BOND SERIES
                                                                   ----------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES RISKS involve the ability of a       The Global Bond Series attempts to reduce the risks
foreign government or government related issuer to make            associated with investing in foreign governments by
timely and ultimate payments on its external debt                  carefully monitoring the countries in which its invests.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FOREIGN FIXED-INCOME SECURITIES are          The Global Bond Series may invest in these securities. The
those securities rated lower than BBB by S&P and Baa by            economy and interest rates may affect these high yield, high
Moody's. Securities of this type are considered to be of           risk securities differently than other securities. Prices on
poor standing and predominantly speculative as to the              these bonds have been less sensitive to interest rate
ability to repay interest and principal.                           changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate
                                                                   developments. Also, during an economic downturn or a
                                                                   substantial period of rising interest rates, highly
                                                                   leveraged issuers may experience financial stress which
                                                                   would adversely affect their ability to make principal and interest payments, to meet projected business goals and to obtain additional financing. These bonds may also be more
                                                                   affected when recognized rating agencies change their rating of the security. Consequently, these changes will affect the
                                                                   Series' investment value.

                                                                   We believe that in the past, the high yields from these
                                                                   bonds have more than compensated for their higher default
                                                                   rates. There is no assurance, however, that yields will
                                                                   continue to offset default rates on these bonds in the
                                                                   future. We intend to maintain an adequately diversified
                                                                   portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Series,
                                                                   there is no guarantee that diversification will protect the
                                                                   Series from widespread bond defaults brought about by a
                                                                   sustained economic downturn.
-----------------------------------------------------------------------------------------------------------------------------------


6
-

WHO MANAGES THE SERIES
--------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.66% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Delaware International Advisers Ltd. began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS

Ian G. Sims and Christopher Moth and have primary responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Sims and Mr. Moth regularly consult with W. Hywel Morgan.

IAN G. SIMS
Deputy Managing Director/Chief Investment Officer, Global Fixed Income and Director, Delaware International Advisers Ltd.

Mr. Sims has been the senior portfolio manager for this Series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International Advisers in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International Advisers, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Management Ltd.

CHRISTOPHER MOTH
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Moth became Co-Manager of Global Bond Series in January 1997. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware International Advisers in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London.

W. HYWEL MORGAN
Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International Advisers, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum.

                                                                               7
                                                                               -

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 7 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

8
-

IMPORTANT INFORMATION ABOUT THE SERIES
--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

A significant portion of the portfolio securities of the Series are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                               9
                                                                               -

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                           GLOBAL BOND SERIES
-------------------------------------------------------------------------------------------------------------
                                                                       Year Ended 12/31      Period 5/2/96(1)
                                                                 1998              1997      through 12/31/96
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.500           $10.960              $10.000
Income from investment operations
Net investment income(2)                                        0.608             0.636                0.339
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        0.182            (0.551)               0.831
                                                              -------           -------              -------
Total from investment operations                                0.790             0.085                1.170
                                                              -------           -------              -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.600)           (0.460)              (0.210)
Distributions from net realized gain
   on investments                                              (0.010)           (0.085)                none
                                                              -------           -------              -------
Total dividends and distributions                              (0.610)           (0.545)              (0.210)
                                                              -------           -------              -------
NET ASSET VALUE, END OF PERIOD                                $10.680           $10.500              $10.960
                                                              =======           =======              =======
TOTAL RETURN(3)                                                 7.82%             0.88%               11.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $21,711           $16,876               $9,471
Ratio of expenses to average net assets                         0.83%             0.80%                0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.92%             1.08%                1.19%
Ratio of net investment income to average net assets            5.83%             6.03%                6.51%
Ratio of net investment income to average net assets
   prior to expense limitation                                  5.74%             5.75%                6.12%
Portfolio turnover                                                79%               97%                  56%

-------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

10
--

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.




Investment Company Act File Number: 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON


P-DPT [-] PP 3/99

DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

DELAWARE GROUP
PREMIUM FUND, INC.

GROWTH AND INCOME SERIES

(FORMERLY DECATUR TOTAL
 RETURN SERIES)

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999

This Prospectus offers the Growth and Income Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.
--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

-----------------------------------------------------------------
PROFILE
Growth and Income Series                                   Page 1

HOW WE MANAGE THE SERIES
Our investment strategies                                  Page 2
The securities we typically invest in                           3
The risks of investing in the Series                            4

WHO MANAGES THE SERIES
Investment manager                                         Page 4
Portfolio manager                                               4
Fund administration (Who's who)                                 5

IMPORTANT INFORMATION ABOUT THE SERIES
Purchase and redemption of shares                          Page 6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
Year 2000                                                       7

FINANCIAL HIGHLIGHTS                                       Page 8

PROFILE: GROWTH AND INCOME SERIES

WHAT ARE THE SERIES' GOALS?
     The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock already in the portfolio falls below the average of the S&P 500, we generally sell that stock. Growth and Income Series uses the same investment strategy as Growth and Income Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or sectors. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.
o Investors seeking moderate quarterly income with the opportunity for inflation protection.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

HOW HAS THE GROWTH AND INCOME SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns for Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Growth and Income Series had a year-to-date return of -0.83%. During the periods illustrated in this bar chart, Growth and Income Series' highest return was 13.46% for the quarter ended December 31, 1998 and its lowest was -15.79% for the quarter ended September 30, 1990.

                                                       YEAR-BY-YEAR TOTAL RETURN
                                  1989  13.04%
                                  1990 -13.31%
                                  1991  22.32%
                                  1992   8.83%
                                  1993  15.45%
                                  1994  -0.20%
                                  1995  36.12%
                                  1996  20.72%
                                  1997  31.00%
                                  1998  11.35%

                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98

                               GROWTH AND INCOME          S&P 500
                                     SERIES                INDEX

   1 year                            11.35%                28.60%
   5 years                           19.06%                24.05%
   10 years                          13.67%                19.19%

The Series returns are compared to the performance of the S&P 500 Index. The Standard & Poor's 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                              1
                                                                              --

HOW WE MANAGE THE SERIES

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series. Following are descriptions of how the portfolio manager pursues the Series investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds offer the potential for greater income payments than stocks, and also may provide capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                  SECURITIES                                                         HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                GROWTH AND INCOME SERIES
                                                                   -----------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership       Generally, 90% to 100% of the Series' net assets will be
in a corporation. Stockholders participate in the                  invested in dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: Certificates issued by a U.S.        We may invest without limitation in ADRs. We use them when
bank which represent the bank's holdings of a stated number        we believe they offer better total return opportunities than
of shares of a foreign corporation. An ADR entitles the            U.S. securities.
holder to all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller        investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at      into these repurchase agreements, the Series' must have
the same price the buyer paid for them, plus an amount equal      collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES: Restricted securities         We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted        securities. For this Series, the 10% limit includes
under securities law. Illiquid securities are securities          restricted securities such as privately placed securities
that do not have a ready market, and cannot be easily sold,       that are eligible for resale only among certain
if at all, at approximately the price that the Series has         institutional buyers without registration, which are
valued them.                                                      commonly known as "Rule 144A Securities" and repurchase
                                                                  agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

 2
--

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. It may invest in global and European depositary receipts and directly in foreign securities; however, the manager has no present intention of doing so. Growth and Income Series reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy, although to the extent it does so it may be unable to meet its investment objective. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.


LENDING SECURITIES The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

PORTFOLIO TURNOVER We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

THE RISKS OF INVESTING IN GROWTH AND INCOME SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       RISKS                                                   HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  GROWTH AND INCOME SERIES
                                                                  ------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond           stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor              predict overall stock market movements and do not trade for
confidence.                                                       short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of          We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an            one industry and in any individual security. We also follow
individual stock or bond will decline because of changing         a rigorous selection process designed to identify
expectations for the performance of that industry or for the      undervalued securities before choosing securities for the
individual company issuing the stock or bond.                     portfolio.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be           We typically invest only a small portion of the Series'
adversely affected by political instability, changes in           portfolio in foreign corporations through American
currency exchange rates, foreign economic conditions or           Depositary Receipts. We do not invest directly in foreign
inadequate regulatory and accounting standards.                   securities. When we do purchase ADRs, they are generally
                                                                  denominated in U.S. dollars and traded on a U.S. exchange.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------


                                                                              3
                                                                             --

WHO MANAGES THE SERIES

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGER

John B. Fields has primary responsibility for making day-to-day investment decisions for Growth and Income Series.

JOHN B. FIELDS
Vice President and Senior Portfolio Manager

Mr. Fields, who has 28 years' experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.


 4
--

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGER
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 4 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.


                                                                              5
                                                                              --

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.


We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.


From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS,
DISTRIBUTIONS AND
TAXES

Dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.


We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

 6
--

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                              7
                                                                              --

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                              GROWTH AND INCOME SERIES
                                                                                 (formerly Decatur Total Return Series)
                                                                                                     Year Ended 12/31
                                                               1998         1997        1996         1995        1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $18.800     $15.980      $14.830     $11.480      $12.510
Income (loss) from investment operations
Net investment income                                           0.361       0.324        0.377       0.416        0.412
Net realized and unrealized gain (loss) on investments          1.636       4.216        2.398       3.574       (0.422)
                                                             --------    --------     --------    --------     --------
Total from investment operations                                1.997       4.540        2.775       3.990       (0.010)
                                                             --------    --------     --------    --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.327)     (0.370)      (0.420)     (0.430)      (0.420)
Distributions from net realized gain on investments            (1.050)     (1.350)      (1.205)     (0.210)      (0.600)
                                                             --------    --------     --------    --------     --------
Total dividends and distributions                              (1.377)     (1.720)      (1.625)     (0.640)      (1.020)
                                                             --------    --------     --------    --------     --------
NET ASSET VALUE, END OF YEAR                                  $19.420     $18.800      $15.980     $14.830      $11.480
                                                             ========    ========     ========    ========     ========
TOTAL RETURN(1)                                                11.35%      31.00%       20.72%      36.12%       (0.20%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $579,907    $401,402     $166,647    $109,003      $72,725
Ratio of expenses to average net assets                         0.71%       0.71%        0.67%       0.69%        0.71%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.71%       0.71%        0.67%       0.69%        0.71%
Ratio of net investment income to average net assets            2.00%       2.02%        2.66%       3.24%        3.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                  2.00%       2.02%        2.66%       3.24%        3.63%
Portfolio turnover                                                81%         54%          81%         85%          91%



(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.


 8
--

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.













                  Investment Company Act File Number: 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON


DELAWARE GROUP
PREMIUM FUND, INC.
1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999

This Prospectus offers the International Equity Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

PROFILES                                                   Page 1
International Equity Series                                     1

HOW WE MANAGE THE SERIES                                        2
Our investment strategies                                       2
The risks of investing in the Series                            5

WHO MANAGES THE SERIES                                          6
Fund administration (Who's who)                                 7
Important information about the Series                          8
   Purchase and redemption of shares                            8
   Valuation of shares                                          8
   Dividends, distributions and taxes                           8
   Year 2000                                                    8

FINANCIAL HIGHLIGHTS                                            9

PROFILE: INTERNATIONAL EQUITY SERIES

WHAT ARE THE SERIES' GOALS?
           The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The Series invests primarily in equity securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, at least 65% of the Series' total assets will be invested in equity securities of companies from at least three foreign countries. A company is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income. International Equity Series uses the same investment strategy as International Equity Series, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, or inadequate regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o    Investors with long-term financial goals
o    Investors looking for a portfolio of international equity securities.
o    Investors seeking a measure of capital appreciation and income.

WHO SHOULD NOT INVEST IN THE SERIES

o    Investors with short-term financial goals.
o Investors who are unwilling to accept the risks of investing in foreign equity and fixed-income securities.
o    Investors looking for an investment that provides a high level of income.

HOW HAS THE INTERNATIONAL EQUITY SERIES PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in International Equity Series. We show how returns for International Equity Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented below does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, International Equity Series had a year-to-date return of 2.28%. During the periods illustrated in this bar chart, International Equity Series' highest return was 14.44% for the quarter ended December 31, 1998 and its lowest return was -14.24% for the quarter ended September 30, 1998.

                                                       YEAR-BY-YEAR TOTAL RETURN
--------------------------------------------------------------------------------
                         1993           15.97%
                         1994            2.57%
                         1995           13.98%
                         1996           20.03%
                         1997            6.60%
                         1998           10.33%


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98
------------------------------------------------------------------------------------------------------
                                  INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL INTERNATIONAL
                                        SERIES                EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX
------------------------------------------------------------------------------------------------------

   1 year                             10.33%                               20.33%
   5 years                            10.54%                                9.50%
   Since inception (10/29/92)         11.14%                               13.00%


The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                               1
                                                                               -

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

We research individual companies and countries and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for International Equity Series. Following are descriptions of how the portfolio managers pursue the Series' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

International Equity Series seeks long-term growth without undue risk to principal. The Series invests primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. Under normal circumstances, at least 65% of the Series' total assets will be invested in the securities of issuers from at least three different countries outside of the United States. We may invest in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. We may also invest in sponsored or unsponsored Depositary Receipts.


We use a dividend discount analysis to evaluate opportunities in various countries. This means we look at future anticipated dividends and try to determine what the value of those dividends would be if they were being paid today. This helps us compare the current value of different investments, even in different countries.

We also use what is called a purchasing power parity approach to help us determine what currencies and what markets are overvalued or undervalued relative to the U.S. dollar. We first identify the amount of goods and services that a dollar will buy in the United States. We then compare see how much of a foreign currency is required to buy that same amount of goods and services in another country. We believe that eventually all currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, we consider the foreign currency to be overvalued. When the dollar buys more, we consider the currency to be undervalued.


We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Fund may invest in countries not listed here.


2
-

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership       We generally invest 90 to 100% of the Series' assets in
in a corporation. Stockholders participate in the                  common stock of companies located in foreign countries.
corporation's profits and losses, proportionate to the
number of shares they own.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY CONTRACTS OR FORWARD CONTRACTS: A forward         The Series may invest in securities issued in any currency
contract involves an obligation to purchase or sell a              and may hold foreign currency. Securities of issuers within
specific currency at a future date at a price set at the           a given country may be denominated in the currency of
time of the contract. Forward contracts are used to"lock-in"       another country or in multinational currency units such as
the price of a security it has agreed to purchase or sell,         the Euro.
in terms of U.S. dollars or other currencies.
                                                                   We may invest in securities of foreign issuers and may hold foreign currency. In addition, the Series may enter into
                                                                   contracts to purchase or sell foreign currencies at a future date. Although the Series values its assets daily in terms of U.S. dollars, we do not convert our holdings of foreign currencies into U.S. dollars on a daily basis. We may,
                                                                   however, from time to time, purchase or sell foreign
                                                                   currencies and/or engage in forward foreign currency
                                                                   transactions in order to expedite settlement of portfolio
                                                                   transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign
                                                                   currency exchange market or through a forward foreign
                                                                   currency contract or forward contract. The Series will
                                                                   convert currency on a spot basis from time to time, and
                                                                   investors should be aware of the costs of currency
                                                                   conversion. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the
                                                                   period between when a security is purchased or sold and the date on which payment is made or received.
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY           The Series may invest in sponsored and unsponsored ADRs,
RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs       EDRs and GDRs, generally focusing on underlying securities
are receipts issued by a U.S. depositary (usually a U.S.           issued by foreign issuers.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES In some countries, investments       We may invest in such closed-end investment companies if we
by a mutual fund may only be made through investments in           believe the country offers good investment opportunities for
closed-end investment companies that in turn invest in the         the Series. We may invest in either closed-end or open-end
securities of such countries.                                      investment companies consistent with the 1940 Act
                                                                   requirements. These investments involve an indirect payment of a portion of the expenses, including advisory fees, of
                                                                   such other investment companies.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               3
                                                                               -

THE SECURITIES WE TYPICALLY INVEST IN
(continued)

-----------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities that are
resale is restricted under securities law.                         eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                   Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                   securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready           We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                   securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.           of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may invest in futures contracts, and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

PORTFOLIO TURNOVER We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

BORROWING FROM BANKS International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

SECURITIES LENDING International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

4
-

THE RISKS OF INVESTING IN THE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                         HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor               predict overall stock market movements and do not trade for
confidence.                                                        short-term purposes.

                                                                   We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy.
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of           We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an             one industry and in any individual security. We also follow
individual stock or bond will decline because of changing          a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the       the portfolio.
individual company issuing the stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be            We carefully evaluate the overall situations in the
adversely affected by political instability, changes in            countries where we invest in an attempt to reduce these
currency exchange rates, foreign economic conditions or            risks. We also tend to avoid markets where we believe
inadequate regulatory and accounting standards.                    accounting principles or the regulatory structure are
                                                                   underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of the Series'            We may try to hedge our currency risk by purchasing foreign
investments may be negatively affected by changes in foreign       currency exchange contracts. By agreeing to purchase or sell
currency exchange rates. Adverse changes in exchange rates         foreign securities at a pre-set price on a future date, we
may reduce or eliminate any gains produced by investments          strive to protect the value of the stock in the portfolio
that are denominated in foreign currencies and may increase        from future changes in currency rates. We will use forward
any losses.                                                        currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
-----------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or the entire            We carefully evaluate the political situations in the
region where we invest may experience political instability,       countries where we invest and take into account any
which may cause greater fluctuation in the value of our            potential risks before we select securities for the
investments due to changes in currency exchange rates,             portfolio. However, there is no way to eliminate political
governmental seizures or nationalization of assets.                risk when investing internationally.
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the risks            International Equity Series does not invest a significant
associated with international investing will be greater in         portion of its assets in emerging markets, so this is not a
emerging markets than in more developed foreign markets            major risk for the Series. However, if we were to invest in
because, among other things, emerging markets may have less        any emerging market, we would carefully select securities
stable political and economic environments.                        and consider all relevant risks associated with an
                                                                   individual company.
-----------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that foreign markets may       We will attempt to reduce these risks through portfolio
be less liquid, have greater price volatility, less                diversification, credit analysis and attention to trends in
regulation and higher transaction costs than U.S. markets.         the economy, industries and financial markets.
-----------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the possibility that foreign companies         We conduct a great deal of fundamental research on the
are subject to different accounting, auditing and financial        companies that we invest in rather than relying solely on
reporting standards than U.S. companies. There may be less         information available through financial reporting. We
information available about foreign issuers than domestic          believe this will help us to better uncover any potential
issuers. Furthermore, regulatory oversight of foreign              weaknesses in individual companies.
issuers may be less stringent or less consistently applied
than in the United States.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               5
                                                                               -

WHO MANAGES THE SERIES

INVESTMENT MANGER

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.74% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Delaware International Advisers Ltd. began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS

Clive A. Gillmore and Nigel A. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

CLIVE A. GILLMORE,
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. Gillmore is a graduate of the University of Warwick and began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing the Series since its inception.

NIGEL A. MAY,
Director, Senior Portfolio Manager, Delaware International Advisers Ltd.

Mr. May joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

6
-

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

INVESTMENT MANAGER
Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 6 for information about the portfolio managers.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                                                                               7
                                                                               -

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See Valuation of shares.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

A significant portion of the portfolio securities of the Series are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions for the Series, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

8
-

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                                                        INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Year Ended 12/31
                                                                             1998        1997         1996         1995        1994
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                                        $15.520     $15.110      $13.120     $11.840      $11.620
Income from investment operations
Net investment income(1)                                                    0.386       0.359        0.557       0.419        0.220
Net realized and unrealized gain on investments
   and foreign currencies                                                   1.169       0.596        1.966       1.191        0.080
                                                                         --------    --------     --------     -------      -------
Total from investment operations                                            1.555       0.955        2.523       1.610        0.300
                                                                         --------    --------     --------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (0.595)     (0.545)      (0.420)     (0.240)      (0.070)
Distributions from net realized gain on investments                          none        none       (0.113)     (0.090)      (0.010)
                                                                         --------    --------     --------     -------      -------
Total dividends and distributions                                          (0.595)     (0.545)      (0.533)     (0.330)      (0.080)
                                                                         --------    --------     --------     -------      -------
NET ASSET VALUE, END OF YEAR                                              $16.480     $15.520      $15.110     $13.120      $11.840
                                                                         ========    ========     ========     =======      =======
TOTAL RETURN(2)                                                            10.33%       6.60%       20.03%      13.98%        2.57%
Ratios and supplemental data
Net assets, end of period (000 omitted)                                  $243,536    $198,863     $131,428     $81,548      $57,649
Ratio of expenses to average net assets                                     0.87%       0.85%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                              0.88%       0.90%        0.91%       0.89%        1.01%
Ratio of net investment income to average net assets                        2.41%       2.28%        4.71%       3.69%        2.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                              2.40%       2.23%        4.60%       3.60%        2.42%
Portfolio turnover                                                             5%          7%           8%         19%          13%


----------
(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                               9
                                                                               -

DELAWARE GROUP
PREMIUM FUND, INC.


ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series' in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus.

You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002. You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.













Investment Company Act File Number: 811-5162







DELAWARE(SM)
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

                                                          DELAWARE
                                                          INVESTMENTS
                                                          ----------------------
                                                          PHILADELPHIA o LONDON

                                                          DELAWARE GROUP
                                                          PREMIUM FUND, INC.

                                                          REIT SERIES

                                                          1818 Market Street,
                                                          Philadelphia, PA 19103

                                                          PROSPECTUS May 1, 1999

This Prospectus offers the REIT Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.
________________________________________________________________________________

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
________________________________________________________________________________

TABLE OF CONTENTS

            PROFILE
            REIT Series                                                   Page 1

            HOW WE MANAGE THE SERIES
            Our investment strategies                                     Page 2
            The securities we typically invest in                              3
            The risks of investing in the Series                               4

            WHO MANAGES THE SERIES
            Investment manager and sub-adviser                            Page 6
            Portfolio manager                                                  6
            Fund Administration (Who's who)                                    7

            IMPORTANT INFORMATION ABOUT THE SERIES
            Purchase and redemption of shares                             Page 8
            Valuation of shares                                                8
            Dividends, distributions and taxes                                 8
            Year 2000                                                          8

            FINANCIAL HIGHLIGHTS                                          Page 9

PROFILE: REIT SERIES

WHAT ARE THE SERIES' GOALS?

            The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? The REIT Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts, commonly known as REITs. The REIT Series is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means that with respect to 50% of its assets, the Series may invest more than 5% of net assets in a single security. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks. REIT Series uses the same investment strategy as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II, separate funds in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the REIT Series will increase and decrease according to changes in the value of the securities held in the portfolio. The Series' value and yields will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "The risks of investing in REIT Series" for further information about these and other risks.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate investment for you.

WHO SHOULD INVEST IN THE SERIES                                   WHO SHOULD NOT INVEST IN THE SERIES
o Investors seeking a high level of total return.                 o Investors seeking current income.

o Investors willing to invest in equity securities of             o Investors unwilling to accept the risks of investing in the
  companies principally engaged in the real estate industry.        real estate industry as well as in a non-diversified fund.

o Investors looking to diversify their equity holdings by         o Investors who are unwilling to accept that the value of their
  adding exposure to the real estate markets.                       investment may fluctuate, sometimes significantly, over the short term.

                                                                               1

HOW WE MANAGE THE SERIES

OUR INVESTMENT STRATEGIES

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

The Series may also purchase preferred stock, convertible securities and mortgage-backed securities.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, futures, options and related activities will not be used for speculative purposes but rather to quickly put money into the stock market at times when the Series' assets are not fully invested in equity securities. Positions in options or futures will generally be eliminated when the Series is able to invest in appropriate securities.

We do not normally intend to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                      HOW WE USE THEM
----------------------------------------------------------------------------------------------------------------------------
                                                                                      REIT SERIES
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded        The Series may invest without limitation in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real
property, derive income primarily from the collection of
rents and can realize capital gains by selling properties
that have appreciated in value. Mortgage REITs invest the
majority of their assets in real estate mortgages and derive income from the collection of interest payments. By
investing in REITs indirectly through the Series, a
shareholder bears not only a proportionate share of the
expenses of the Series, but also, indirectly, similar
expenses of the REITs.
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY OPERATING COMPANIES: A company that        We may invest without limit in REOCs.
derives at least 50% of its gross revenues or net profits
from:
(1) Ownership, development, construction, financing,
    management or sale of commercial, industrial or
    residential real estate, or
(2) products or services related to the real estate
    industry, such as building supplies or mortgage
    servicing.
----------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:            The Series' investments in equity securities of REITs and
Securities of foreign entities issued directly or, in the       REOCs may include, from time to time, sponsored or
case of American Depositary Receipts, through a U.S. bank.      unsponsored American Depositary Receipts actively traded in
ADRs are issued by a U.S. bank and represent the bank's         the United States. Equity securities for this purpose
holding of a stated number of shares of a foreign               include common stocks, securities convertible into common
corporation. An ADR entitles the holder to all dividends and    stocks and securities having common stock characteristics,
capital gains earned by the underlying foreign shares. ADRs     such as rights and warrants to purchase common stocks.
are bought and sold the same as U.S. securities.
                                                                We may invest up to 10% of the Series' assets in foreign
                                                                securities.
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at    into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal    collateral of at least 102% of the repurchase price. Except
to an agreed upon interest rate. Repurchase agreements are      when the manager believes a temporary defensive approach is
often viewed as equivalent to cash.                             appropriate, the Series will not hold more than 5% of its
                                                                total assets in cash or such short-term investments. All
                                                                short-term investments will be of the highest quality as
                                                                determined by a nationally-recognized statistical rating
                                                                organization (e.g. AAA by Standard & Poor's Ratings Group or
                                                                Aaa by Moody's Investors Service) or be of comparable
                                                                quality as determined by the manager.
----------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose        We may invest in privately placed securities that are
resale is restricted under securities law.                      eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid
                                                                securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready        We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold, if at all, at                securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.        of over seven days.
----------------------------------------------------------------------------------------------------------------------------

LENDING SECURITIES REIT Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS REIT Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS REIT Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Series. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Series. We anticipate that the annual turnover rate of the REIT Series will generally not exceed 100%.

   THE RISKS OF Investing in any mutual fund involves risk, including the risk INVESTING IN that you may receive little or no return on your investment,
   REIT SERIES   and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in REIT
                 Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------
                  RISKS                                                      HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------------------------------------------------------------------------
                                                                                      REIT SERIES
----------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond         stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as       regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor            predict overall stock market movements and do not trade for
confidence.                                                     short-term purposes.

                                                                We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy.
----------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of        In the REIT Series we concentrate on the real estate
securities in a particular industry or the value of an          industry. As a consequence, the share price of the Series
individual stock or bond will decline because of changing       may fluctuate in response to factors affecting that
expectations for the performance of that industry or for the    industry, and may fluctuate more widely than a Portfolio
individual company issuing the stock or bond.                   that invests in a broader range of industries. The Series
                                                                may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

                                                                In addition, because the Series is non-diversified, it may invest a greater proportion of its assets in the securities of a single industry than diversified Series. See
                                                                "Non-diversified risk" below.
----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease    The REIT Series is subject to interest rate risk. As
in value if interest rates rise.                                interest rates decline, the value of the Series' investments in real estate investment trusts that hold fixed rate
                                                                obligations can be expected to rise. Conversely, when
                                                                interest rates rise, the value of the Series' investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates
                                                                tend to increase the level of refinancing, which can hurt
                                                                the returns of REITs that hold fixed rate obligations.
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY RISK includes among others: possible       Since the Series invests principally in REITs it is subject
declines in the value of real estate; risks related to          to risks associated with the real estate industry. Investors
general and local economic conditions; possible lack of         should carefully consider these risks before investing in
availability of mortgage funds; overbuilding; extended          the Series.
vacancies of properties; increases in competition; and
changes in interest rates. REITS are subject to substantial
cash flow dependency, defaults by borrowers,
self-liquidation, and the risk of failing to qualify for
tax-free pass-through of income under the Internal Revenue
Code or to maintain exemptions from the Investment Company
Act of 1940.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                  RISKS                                                      HOW WE STRIVE TO MANAGE THEM
----------------------------------------------------------------------------------------------------------------------------
                                                                                      REIT SERIES
----------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED RISK affects portfolios with a greater          Though the REIT Series will hold a number of different
percentage of assets invested in fewer securities. Adverse      securities, technically, it is considered a non-diversified
effects on individual holdings may have a greater impact on     fund according to the definition in the 1940 Act. In a
performance.                                                    diversified fund, 75% of the portfolio must be diversified, meaning the fund or series cannot invest more than 5% of
                                                                total assets in an individual security. When a fund is
                                                                non-diversified, it does not have to limit the percentage of assets invested in individual securities. However, the REIT
                                                                Series does intend to satisfy the Internal Revenue Code's
                                                                diversification requirement, which says that for 50% of the
                                                                Series' assets, no more than 5% of total assets can be
                                                                invested in any one individual security. The bottom line for shareholders is that 50% of the REIT Series must be spread among various securities, with no more than 5% of total
                                                                assets invested in any single security. The other 50% can be more concentrated with greater than 5% invested in
                                                                individual securities.
----------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be         We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability, changes in         foreign securities; however we typically invest only a small
currency exchange rates, foreign economic conditions or         portion of assets in foreign securities.
inadequate regulatory and accounting standards.
                                                                If the Series holds international securities, currency
                                                                considerations may present risks. The Series may try to
                                                                reduce this risk by investing in forward foreign currency
                                                                exchange contracts to neutralize currency risks associated with the purchase of individual securities denominated in a particular currency. See "Futures and options risks" below.
----------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
----------------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS RISK futures contracts, options on          The REIT Series may use futures contracts and options on
futures contracts, forward contracts, and certain other         futures contracts, as well as options on securities for
options involve risks. For example, there may be no             defensive purposes and not for speculation. The Series will
correlation between price changes of an option or futures       enter into futures contracts and options only as long as no
contract and the assets being hedged. This could render the     more than 5% of the Series' assets are required as futures
hedging strategy unsuccessful and could result in losses.       contract margin deposits and premiums on options.
                                                                Obligations under such futures contracts and options on
Options and futures contracts on foreign currencies, and        those futures contracts may not exceed 20% of the Series'
forward contracts, entail particular risks related to           total assets.
conditions affecting the underlying currency.
----------------------------------------------------------------------------------------------------------------------------

                                                                               5

WHO MANAGES THE SERIES

INVESTMENT MANAGER AND SUB-ADVISER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. (Lincoln) is the Series'sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the Series will pay the manager a fee of 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion on an annual basis.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. As of November 30, 1998, Lincoln had approximately $41 billion in assets under management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

PORTFOLIO MANAGER

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the REIT Series.

BABAK ZENOUZI
Vice President/Senior Portfolio Manager

Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining Delaware Investments in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant. He has responsibility for making day-to-day investment decisions for this Series regarding its investments in U.S. equity securities. Mr. Zenouzi has been a member of REIT Series' management team since its inception.

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS

A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.


INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

SUB-ADVISER
Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802

A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See page 6 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------
                                                                     REIT SERIES
--------------------------------------------------------------------------------

                                                                Period 5/4/98(1)
                                                                through 12/31/98
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.000
Income (loss) from investment operations
Net investment income                                                0.217
Net realized and unrealized loss on investments                     (1.117)
                                                                   -------
Total from investment operations                                    (0.900)
                                                                   -------
NET ASSET VALUE, END OF PERIOD                                      $9.100
                                                                   =======
TOTAL RETURN(2)                                                      (9.00%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                             $5,562
Ratio of expenses to average net assets                               0.85%
Ratio of expenses to average net assets prior to expense
  limitation                                                          1.02%
Ratio of net investment income to average net assets                  6.42%
Ratio of net investment income to average net assets prior to
  expense limitation                                                  6.25%
Portfolio turnover                                                      39%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.








                  Investment Company Act File Number: 811-5162



DELAWARE
INVESTMENTS
---------------------
PHILADELPHIA o LONDON

                                                          DELAWARE(sm)
                                                          INVESTMENTS
                                                          ---------------------
                                                          PHILADELPHIA O LONDON


                                                          DELAWARE GROUP
                                                          PREMIUM FUND, INC.

                                                          SMALL CAP VALUE SERIES

                                                          1818 Market Street,
                                                          Philadelphia, PA 19103

                                                          PROSPECTUS May 1, 1999

This Prospectus offers the Small Cap Value Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                   -------------------------------------------------------------
                   PROFILE
                   Small Cap Value Series                                 Page 1

                   HOW WE MANAGE THE SERIES
                   Our investment strategies                              Page 2
                   The securities we typically invest in                       2
                   The risks of investing in the Series                        4

                   WHO MANAGES THE SERIES
                   Investment manager                                     Page 5
                   Portfolio managers                                          5
                   Fund administration (Who's who)                             6

                   IMPORTANT INFORMATION ABOUT THE SERIES
                   Purchase and redemption of shares                      Page 7
                   Valuation of shares                                         7
                   Dividends, distributions and taxes                          7
                   Year 2000                                                   8

                   FINANCIAL HIGHLIGHTS                                   PAGE 9

PROFILE: SMALL CAP VALUE SERIES

WHAT ARE THE SERIES' GOALS?
   Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward. Small Cap Value Series uses the same investment strategy as Small Cap Value Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Small Cap Value Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE SERIES
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


HOW HAS THE SMALL CAP SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Small Cap Value Series. We show how returns for Small Cap Value Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Small Cap Value Series had a year-to-date return of -9.94%. During the periods illustrated in this bar chart, Small Cap Value Series' highest return was 12.59% for the quarter ended December 31, 1998 and its lowest return was -16.13% for the quarter ended September 30, 1998.


                                                       YEAR-BY-YEAR TOTAL RETURN

                            1994            0.78%
                            1995           23.85%
                            1996           22.55%
                            1997           32.91%
                            1998           -4.79%


                           AVERAGE ANNUAL RETURNS for the period ending 12/31/98

                             SMALL CAP VALUE             RUSSELL 2000
                                 SERIES                      INDEX

   1 year                        -4.79%                      -2.55%
   5 years                       14.12%                      11.87%
   Since inception (12/27/93)    14.55%                      11.87%

The Series returns are compared to the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                              1
                                                                              --

HOW WE MANAGE THE SERIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Small Cap Value Series. Following is a description of how the portfolio manager pursues the Series' investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.


  THE SECURITIES WE         Stocks offer investors the potential for capital
TYPICALLY INVEST IN         appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                  SECURITIES                                                           HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     SMALL CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership            Under normal market conditions, we will hold at least 65% of
in a corporation. Stockholders participate in the                       the Series' net assets in common stock of small companies
corporation's profits and losses, proportionate to the                  that we believe are selling for less than their true value.
number of shares they own.                                              Generally, we invest 90% to 100% of net assets in these
                                                                        stocks.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A company, usually traded                The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn               typically do so when this sector or specific companies
profits for shareholders.                                               within the sector appeared to offer opportunities for price appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:                    Although Small Cap Value Series may invest up to 25% of its
Securities of foreign entities issued directly or, in the               net assets in foreign securities or depository receipts, the
case of American Depositary Receipts, through a U.S. bank.              manager has no present intention of doing so. We may hold
ADRs are issued by a U.S. bank and represent a stated number            ADRs when we believe they offer greater value and greater
of shares of a foreign corporation that the bank holds in               appreciation potential than U.S. securities.
its vault. An ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign shares. ADRs
are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------

 2
--

------------------------------------------------------------------------------------------------------------------------------------
                  SECURITIES                                                            HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    SMALL CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such as            Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at            into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal            collateral of at least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose                We may invest in privately placed securities that are
resale is restricted under securities law.                              eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                        Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                        securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready                We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold, if at all, at                        securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.                of over seven days.

------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Small Cap Value Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Small Cap Value Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                                              3
                                                                              --

THE RISKS OF INVESTING IN SMALL CAP VALUE SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                    RISKS                                                              HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SMALL CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond                 stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and do not trade for
confidence.                                                             short-term purposes.

                                                                        We may hold a substantial part of Small Cap Value Series'
                                                                        assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value of                We limit the amount of Small Cap Value Series' assets
securities in a particular industry or the value of an                  invested in any one industry and in any individual security.
individual stock or bond will decline because of changing               We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the            securities and continuously monitor them while they remain
individual company issuing the stock.                                   in the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller                   Small Cap Value Series maintains a well-diversified
companies may be more volatile than larger companies because            portfolio, selects stocks carefully and monitors them
of limited financial resources or dependence on narrow                  continuously. And, because we focus on stocks that are
product lines.                                                          already selling at relatively low prices, we believe we may experience less price volatility than small-cap funds that do not use a value-oriented strategy.
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities will decrease            We analyze each company's financial situation and its
in value if interest rates rise. The risk is generally                  cashflow to determine the company's ability to finance
associated with bonds; however, because smaller companies               future expansion and operations. The potential affect that
often borrow money to finance their operations, they may be             rising interest rates might have on a stock is taken into
adversely affected by rising interest rates.                            consideration before the stock is purchased.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be                 We typically invest only a small portion of Small Cap Value
adversely affected by political instability, changes in                 Series' portfolio in foreign securities. When we do purchase
currency exchange rates, foreign economic conditions or                 foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                         dollars. To the extent we invest in foreign securities, we invest primarily in issuers of developed countries, which
                                                                        are less likely to encounter these foreign risks than
                                                                        issuers in developing countries. The Series may use hedging techniques to help offset potential foreign currency losses.
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.

------------------------------------------------------------------------------------------------------------------------------------


 4
--

WHO MANAGES THE SERIES

INVESTMENT MANAGER
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.73% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manger.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS
Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

CHRISTOPHER S. BECK
Vice President/Senior Portfolio Manager
Mr. Beck has been in the investment business for 18 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

ANDREA GILES
Research Analyst
Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.



                                                                              5
                                                                              --

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGER
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 5 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.



 6
--

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.


                                                                              7
                                                                              --

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.








 8
--

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


                                                                                              SMALL CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year Ended 12/31
                                                                1998       1997         1996         1995        1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.920     $14.500      $12.470     $10.290      $10.210
Income (loss) from investment operations
Net investment income                                           0.196       0.122        0.112       0.192        0.148
Net realized and unrealized gain (loss) on investments         (1.036)      4.338        2.548       2.208       (0.068)
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.840)      4.460        2.660       2.400        0.080
                                                              -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (0.135)     (0.110)      (0.180)     (0.150)        none
Distributions from net realized gain on investments            (0.495)     (0.930)      (0.450)     (0.070)        none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.630)     (1.040)      (0.630)     (0.220)        none
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF YEAR                                  $16.450     $17.920      $14.500     $12.470      $10.290
                                                              =======     =======      =======     =======      =======
TOTAL RETURN(1)                                                (4.79%)     32.91%       22.55%      23.85%        0.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                      $103,989     $84,071      $23,683     $11,929       $6,291
Ratio of expenses to average net assets                         0.83%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.85%       0.90%        0.99%       0.96%        1.41%
Ratio of net investment income to average net assets            1.32%       1.24%        1.28%       2.13%        2.62%
Ratio of net investment income to average net assets
   prior to expense limitation                                  1.30%       1.14%        1.09%       1.97%        2.01%
Portfolio turnover                                                45%         41%          84%         71%          26%


(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                              9
                                                                              --

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.






















                  Investment Company Act File Number: 811-5162


DELAWARE(sm)
INVESTMENTS
---------------------
Philadelphia o London

P-DPT [-] PP 3/99

DELAWARE(SM)
INVESTMENTS
-------------
PHILADELPHIA o LONDON

DELAWARE GROUP
PREMIUM FUND, INC.

TREND SERIES

1818 Market Street,
Philadelphia, PA 19103

PROSPECTUS May 1, 1999

This Prospectus offers the Trend Series of Delaware Group Premium Fund, Inc. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

-----------------------------------------------------------------
PROFILES
Trend Series                                               Page 1

HOW WE MANAGE THE SERIES
Our investment strategies                                  Page 2
The securities we typically invest in                           2
The risks of investing in the Series                            4

WHO MANAGES THE SERIES
Investment manager                                         Page 5
Portfolio managers                                              5
Fund administration (Who's who)                                 6

IMPORTANT INFORMATION ABOUT THE SERIES
Purchase and redemption of shares                          Page 7
Valuation of shares                                             7
Dividends, distributions and taxes                              7
Year 2000                                                       7

FINANCIAL HIGHLIGHTS                                       Page 8

PROFILE: TREND SERIES

WHAT ARE THE SERIES' GOALS?

   Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE SERIES' MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

Trend Series uses the same investment strategy as Trend Fund, a separate fund in the Delaware Investments Family of Funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SERIES? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE SERIES

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

WHO SHOULD NOT INVEST IN THE SERIES

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

HOW HAS THE TREND SERIES PERFORMED?
--------------------------------------------------------------------------------

THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in Trend Series. We show how returns for Trend Series have varied over the past five calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 1999, Trend Series had a year-to-date return of 2.54%. During the periods illustrated in this bar chart, Trend Series' highest return was 23.75% for the quarter ended December 31, 1998 and its lowest return was -15.51% for the quarter ended September 30, 1998.
                                                     YEAR-BY-YEAR TOTAL RETURN

                          1994        -0.39%
                          1995        39.21%
                          1996        11.00%
                          1997        21.37%
                          1998        16.04%

                        AVERAGE ANNUAL RETURNS for the period ending 12/31/98

                                   TREND                         RUSSELL 2000
                                   SERIES                        GROWTH INDEX
--------------------------------------------------------------------------------
1 year                             16.04%                           1.23%
5 years                            16.73%                          10.22%
Since inception (12/27/93)         17.15%                          10.22%

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

                                                                             1
                                                                             ---

HOW WE MANAGE THE SERIES
--------------------------------------------------------------------------------

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for Trend Series. Following is a description of how the portfolio manager pursues the Series' investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

We strive to identify small-companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

THE SECURITIES WE    Stocks offer investors the potential for capital
TYPICALLY INVEST IN  appreciation, and may pay dividends as well.

---------------------------------------------------   --------------------------------------------------
                   SECURITIES                                         HOW WE USE THEM
---------------------------------------------------   --------------------------------------------------
                                                                        TREND SERIES
                                                      --------------------------------------------------
COMMON STOCKS: Securities that represent              Generally, we invest 90% to 100% of net
shares of ownership in a corporation.                 assets in common stock of small
Stockholders participate in the                       growth-oriented companies
corporation's profits and losses,
proportionate to the number of shares
they own.
---------------------------------------------------   --------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: ADRs are                We may hold ADRs when we believe they
issued by a U.S. bank and represent the               offer greater appreciation potential
bank's holdings of a stated number of                 than U.S. securities.
shares of a foreign corporation. An ADR
entitles the holder to all dividends and
capital gains earned by the underlying
foreign shares. ADRs are bought and sold
the same as U.S. securities.
---------------------------------------------------   --------------------------------------------------
REPURCHASE AGREEMENTS: An agreement                   Typically, we use repurchase agreements
between a buyer, such as the Series, and              as a short-term investment for the
a seller of securities in which the                   Series' cash position. In order to enter
seller agrees to buy the securities back              into these repurchase agreements, the
within a specified time at the same                   Series must have collateral of at least
price the buyer paid for them, plus an                102% of the repurchase price.
amount equal to an agreed upon interest
rate. Repurchase agreements are often
viewed as equivalent to cash.
---------------------------------------------------   --------------------------------------------------

  2
---

THE SECURITIES WE
TYPICALLY INVEST IN
(continued)

---------------------------------------------------   --------------------------------------------------
                   SECURITIES                                         HOW WE USE THEM
---------------------------------------------------   --------------------------------------------------
                                                                        TREND SERIES
                                                      --------------------------------------------------

RESTRICTED SECURITIES: Privately placed               We may invest in privately placed
securities whose resale is restricted                 securities that are eligible for resale
under securities law.                                 only among certain institutional buyers
                                                      without registration. These are commonly
                                                      known as Rule 144A Securities.
                                                      Restricted securities that are
                                                      determined to be illiquid may not exceed
                                                      the Series' 10% limit on illiquid
                                                      securities, which is described below.
---------------------------------------------------   --------------------------------------------------
ILLIQUID SECURITIES: Securities that do               We may invest up to 10% of net assets in
not have a ready market, and cannot be                illiquid securities, including
easily sold, if at all, at approximately              repurchase agreements with maturities of
the price that the Series has valued                  over seven days.
them.
---------------------------------------------------   --------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Trend Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES Trend Series may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS Trend Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

BORROWING FROM BANKS Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

PORTFOLIO TURNOVER We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.


                                                                             3
                                                                             ---

THE RISKS OF INVESTING
IN TREND SERIES

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Trend Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------    ------------------------------------------
                   RISKS                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------    ------------------------------------------
                                                                     TREND SERIES
                                                   ------------------------------------------
MARKET RISK is the risk that all or a              We maintain a long-term investment
majority of the securities in a certain            approach and focus on stocks we believe
market - like the stock or bond market             can appreciate over an extended time
will decline in value because of factors           frame regardless of interim market
such as economic conditions, future                fluctuations. We do not try to predict
expectations or investor confidence.               overall stock market movements and
                                                   though we may hold securities for any
                                                   amount of time, we typically do not
                                                   trade for short-term purposes.

                                                   We may hold a substantial part of Trend
                                                   Series' assets in cash or cash
                                                   equivalents as a temporary, defensive
                                                   strategy.
-----------------------------------------------    ------------------------------------------
INDUSTRY AND SECURITY RISK is the risk             We limit the amount of Trend Series'
that the value of securities in a                  assets invested in any one industry and
particular industry or the value of an             in any individual security. We also
individual stock or bond will decline              follow a rigorous selection process
because of changing expectations for the           before choosing securities and
performance of that industry or for the            continuously monitor them while they
individual company issuing the stock.              remain in the portfolio.
-----------------------------------------------    ------------------------------------------
SMALL COMPANY RISK is the risk that                Trend Series maintains a
prices of smaller companies may be more            well-diversified portfolio, selects
volatile than larger companies because             stocks carefully and monitors them
of limited financial resources or                  continuously.
dependence on narrow product lines.
-----------------------------------------------    ------------------------------------------
INTEREST RATE RISK is the risk that                We analyze each company's financial
securities will decrease in value if               situation and its cash flow to determine
interest rates rise. The risk is                   the company's ability to finance future
generally associated with bonds;                   expansion and operations. The potential
however, because smaller companies often           effect that rising interest rates might
borrow money to finance their                      have on a stock is taken into
operations, they may be adversely                  consideration before the stock is
affected by rising interest rates.                 purchased.
-----------------------------------------------    ------------------------------------------
FOREIGN RISK is the risk that foreign              We typically invest only a small portion
securities may be adversely affected by            of the Series' portfolio in foreign
political instability, changes in                  corporations through American Depositary
currency exchange rates, foreign                   Receipts. We do not invest directly in
economic conditions or inadequate                  foreign securities. When we do purchase
regulatory and accounting standards.               ADRs, they are generally denominated in
                                                   U.S. dollars and traded on a U.S.
                                                   exchange.
-----------------------------------------------    ------------------------------------------
LIQUIDITY RISK is the possibility that             We limit exposure to illiquid
securities cannot be readily sold, or              securities.
can only be sold at approximately the
price that the Series has valued them.
-----------------------------------------------    ------------------------------------------

  4
---

WHO MANAGES THE SERIES
--------------------------------------------------------------------------------

INVESTMENT MANAGER

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.71% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

PORTFOLIO MANAGERS

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski and Lori P. Wachs.

GERALD S. FREY
Vice President/Senior Portfolio Manager

Mr. Frey has 22 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

MARSHALL T. BASSETT
Vice President

Mr. Bassett joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University.

JOHN A. HEFFERN
Vice President

Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

JEFFREY W. HYNOSKI
Vice President

Mr. Hynoski joined Delaware Investments in 1998. Previously he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

LORI P. WACHS
Vice President

Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.


                                                                             5
                                                                             ---

WHO'S WHO?

The following describes the various organizations involved with managing, administering, and servicing the Series.

BOARD OF DIRECTORS
A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGER
Portfolio managers are employed by the investment managers to make investment decisions for individual portfolios on a day-to-day basis. See page 5 for information about the portfolio manager of the Series.

DISTRIBUTOR
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

CUSTODIAN
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.


  6
---

IMPORTANT INFORMATION ABOUT THE SERIES

PURCHASE AND REDEMPTION OF SHARES

Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Series could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Series is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Series. The Year 2000 Problem may also adversely affect the issuers of securities in which the Series invests. The portfolio managers and investment professionals of the Series consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                             7
                                                                             ---

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                            TREND SERIES
------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year Ended 12/31
                                                                1998          1997        1996        1995        1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $17.380      $14.560     $14.020     $10.160     $10.200
Income (loss) from investment operations
Net investment income                                            0.006        0.019       0.050       0.098       0.079
Net realized and unrealized gain (loss) on investments           2.736        3.031       1.380       3.852      (0.119)
                                                             ---------     --------     -------     -------     -------
Total from investment operations                                 2.742        3.050       1.430       3.950      (0.040)
                                                             ---------     --------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (0.020)      (0.050)     (0.090)     (0.090)       none
Distributions from net realized gain on investments             (0.342)      (0.180)     (0.800)       none        none
                                                             ---------     --------     -------     -------     -------
Total dividends and distributions                               (0.362)      (0.230)     (0.890)     (0.090)       none
                                                             ---------     --------     -------     -------     -------

NET ASSET VALUE, END OF YEAR                                   $19.760      $17.380     $14.560     $14.020     $10.160
                                                             =========     ========     =======     =======     =======
TOTAL RETURN(1)                                                 16.04%       21.37%      11.00%      39.21%      (0.39%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $68,251     $118,276     $56,423     $20,510      $7,087
Ratio of expenses to average net assets                          0.81%        0.80%       0.80%       0.80%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation                                   0.85%        0.88%       0.92%       0.96%       1.47%
Ratio of net investment income to average net assets             0.03%        0.16%       0.56%       1.03%       1.63%
Ratio of net investment income to average net assets
   prior to expense limitation                                  (0.01%)       0.08%       0.44%       0.87%       0.96%
Portfolio turnover                                                121%         125%        112%         76%         59%

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

  8
---

DELAWARE GROUP
PREMIUM FUND, INC.

ADDITIONAL INFORMATION ABOUT THE SERIES' INVESTMENTS is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series' in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.













Investment Company Act File Number: 811-5162

DELAWARE(SM)
INVESTMENTS
------------
PHILADELPHIA o LONDON

                                           ----------------------------------


INVESTMENT MANAGERS                        DELAWARE GROUP
Delaware Management Company
One Commerce Square                        ----------------------------------
Philadelphia, PA  19103                    PREMIUM FUND, INC.
                                           ----------------------------------
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England  EC2V 6EE

SUB-ADVISERS
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, Indiana 46802

Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY  10111

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.                PART B
1818 Market Street
Philadelphia, PA  19103                    STATEMENT OF
                                           ADDITIONAL INFORMATION
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,                       -----------------------------------
ACCOUNTING SERVICES
AND TRANSFER AGENT                         MAY 1, 1999
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
                                                                 DELAWARE(SM)
CUSTODIAN                                                        INVESTMENTS
The Chase Manhattan Bank                                         ============
4 Chase Metrotech Center
Brooklyn, NY  11245

-------------------------------------------------------------------------------
                                    PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                    MAY 1, 1999
-------------------------------------------------------------------------------

DELAWARE GROUP

-------------------------------------------------------------------------------

PREMIUM FUND, INC.

-------------------------------------------------------------------------------

1818 MARKET STREET
PHILADELPHIA, PA 19103

-------------------------------------------------------------------------------












-------------------------------------------------------------------------------

TABLE OF CONTENTS

-------------------------------------------------------------------------------
COVER PAGE
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------
ACCOUNTING AND TAX ISSUES
-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------
TRADING PRACTICES AND BROKERAGE
-------------------------------------------------------------------------------
OFFERING PRICE
-------------------------------------------------------------------------------
DIVIDENDS AND REALIZED SECURITIES
         PROFITS DISTRIBUTIONS
-------------------------------------------------------------------------------
TAXES
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT AGREEMENTS
AND SUB-ADVISORY AGREEMENTS
-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------
APPENDIX A--DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

         Delaware Group Premium Fund, Inc. ("Premium Fund" or the "Fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.

         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1999, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

                  Aggressive Growth Series seeks long-term capital appreciation which the Series attempts to achieve by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Aggressive Growth Fund of Voyageur Mutual Funds III, Inc., a separate fund in the Delaware Investments family.

                  Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

                  Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family.

                  Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. Government securities, non-convertible fixed income securities and money market securities.

                  Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

                  DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

                  Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                  Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

                  Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Fund of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

                  Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

                  Growth and Income Series (formerly named Decatur Total Return Series) seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Growth and Income Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

                  International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

                  REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

                  Small Cap Value Series (formerly Value Series) seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

                  Social Awareness Series (formerly Quantum Series) seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

                  Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family.

                  Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Trend Fund, Inc., a separate fund in the Delaware Investments family.

INVESTMENT RESTRICTIONS

         The Fund has adopted the following restrictions for each Series which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series shall not:

         1. With respect to each Series, except the REIT Series, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The REIT Series will concentrate its investments in the real estate industry. The REIT Series otherwise makes investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, the Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Series , purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Series may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.

         Each Series (except as noted) is subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         Each Series (other than Aggressive Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series) will not:

         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

       9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

      11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

      12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

      13.Each Series will not invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

      14.The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         Investment restrictions 2, 3, 7 and 10 above are nonfundamental policies of Global Bond Series. In addition, although not considered a fundamental policy, Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series will not:

         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.


         2. Each such Series will not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Each such Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Each such Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Each such Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Each such Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         The REIT will not

         1. The Series will concentrate its investments in the real estate industry. The Series will not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         2. The Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. The Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. The Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. The Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. The Series will not purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. The Series will not invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.

         9. The Series will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. The Series will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

ADDITIONAL INFORMATION ON THE CASH RESERVE AND CAPITAL RESERVES SERIES

Money Market Instruments
         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Directors without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES, CASH RESERVE, DELAWARE AND DEVON SERIES

Asset-Backed Securities
         The Capital Reserves, Cash Reserve, Delaware and Devon Series may invest a portion of their assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES SERIES

Average Weighted Maturity
         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

ADDITIONAL INFORMATION ON THE CASH RESERVE SERIES
         The Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments below and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Directors determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

ADDITIONAL INFORMATION ON THE INTERNATIONAL EQUITY, VALUE, TREND, GLOBAL BOND, STRATEGIC INCOME, DEVON, EMERGING MARKETS, CONVERTIBLE SECURITIES, SOCIAL AWARENESS, REIT AND AGGRESSIVE GROWTH SERIES

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS--Each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and Aggressive Growth Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         As noted in the Prospectus, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectus, each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may purchase and write options on the types of futures contracts that Series could invest in.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.

However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

OPTIONS ON FOREIGN CURRENCIES
         International Equity, Global Bond, Strategic Income, Emerging Markets, Convertible Securities and REIT Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

ADDITIONAL INFORMATION ON THE DEVON SERIES
         MORTGAGE-BACKED SECURITIES--In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, Devon Series may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Devon Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Series currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

         CONVERTIBLE SECURITIES--The Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Series may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Series upon conversion of a convertible security will generally be held for so long as Delaware Management anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

ADDITIONAL INFORMATION ON THE STRATEGIC INCOME, EMERGING MARKETS, CONVERTIBLE SECURITIES AND REIT SERIES

         When-Issued, "When, As and If Issued" and DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS -- The Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.

         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

         ENHANCED CONVERTIBLE SECURITIES -- Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, the PERCS would convert into one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and thus do not provide call protection. However, if called early, the issuer must pay a premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Strategic Income and Emerging Markets Series may also invest in other enhanced convertible securities. See Enhanced Convertible Securities under Convertible Securities Series in the Prospectus.

RESTRICTED SECURITIES
         The Series may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Series obtaining a less favorable price on a resale. Aggressive Growth, Strategic Income, Convertible Securities and REIT Series will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

ADDITIONAL INFORMATION ON THE SOCIAL AWARENESS SERIES
         INVESTMENT COMPANY SECURITIES--Any investments that Social Awareness Series makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor (3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Series' investments in unregistered investment companies.

         UNSEASONED COMPANIES--Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Social Awareness Series will adhere to a Social Criteria strategy:

         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3. The manufacture of, or contracting for, military weapons; or

         4. The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.

         The Series will commence the orderly sale of securities of a company when it is determined by Vantage that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

REPURCHASE AGREEMENTS
         Each of the Fund's 17 Series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
         Each of the Fund's 17 Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment manager.

FOREIGN SECURITIES
         To the extent the Fund's 17 Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS
         Each of the Fund's 17 Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.

         A. COVERED CALL WRITING--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING PUT OPTIONS--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. PURCHASING CALL OPTIONS--International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.

         D. OPTIONS ON STOCK INDICES--The DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT and Aggressive Growth Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. WRITING COVERED PUTS--Convertible Securities, REIT and Aggressive Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.

         F. CLOSING TRANSACTIONS--If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

CONCENTRATION
         In applying the Series' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         OTHER TAX REQUIREMENTS--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series= total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series= other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delchester, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delchester, Capital Reserves, Strategic Income and Cash Reserve Series are declared daily from net investment income and dividends for Global Bond Series are declared quarterly. Yield will fluctuate as income earned fluctuates.

         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-, five- and ten-year periods. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                                    n
                                              P(1+T) = ERV

         Where:      P  =  a hypothetical initial purchase order of $1,000;

                     T  =  average annual total return;

                     n  =  number of years;

                   ERV  =  redeemable value of the hypothetical $1,000 purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance of the Series, as shown below, is the average annual total return quotations through December 31, 1998. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

--------------------------------------------------------------------------------------------------------------------------------
SERIES                    1 YEAR ENDED         3 YEARS ENDED         5 YEARS ENDED          10 YEARS ENDED          LIFE OF FUND
                          12/31/98             12/31/98              12/31/98               12/31/98
--------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME         11.35%                20.76%                19.06%                 13.67%                 13.25%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
DELCHESTER                -1.83%                 7.96%                 7.14%                  9.55%                  9.49%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL RESERVES           6.78%                 6.13%                 5.82%                  7.00%                  7.01%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
CASH RESERVE               5.08%                 5.04%                 4.85%                  5.16%                  5.26%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE BALANCED         18.62%                20.23%                17.04%                 14.83%                 14.35%
(INCEPTION 7/28/88)
DELCAP                    18.81%                16.04%                14.32%                   N/A                  12.74%
(INCEPTION 7/12/91)
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY      10.33%                12.18%                10.54%                   N/A                  11.14%
(INCEPTION 10/29/92)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE           -4.79%                15.75%                14.12%                   N/A                  14.55%
(INCEPTION 12/27/93)
--------------------------------------------------------------------------------------------------------------------------------
TREND                     16.04%                16.06%                16.73%                   N/A                  17.15%
(INCEPTION 12/27/93)
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND                7.82%               N/A                   N/A                       N/A                   7.61%
(INCEPTION 5/2/96)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME           2.63%               N/A                   N/A                       N/A                   5.29%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
DEVON                     24.05%               N/A                   N/A                       N/A                  31.44%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS         -32.48%               N/A                   N/A                       N/A                 -26.37%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES    -1.17%               N/A                   N/A                       N/A                   8.91%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS          15.45%               N/A                   N/A                       N/A                  26.56%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Delchester, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Delchester, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:
                                       a--b              6
                          YIELD = 2[(-------- + 1)  -- 1]
                                        cd

         Where:   a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of reimbursements);

                  c  =  the average daily number of shares outstanding
                        during the period that were entitled to receive dividends;

                  d  =  the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Delchester, Capital Reserves and Strategic Income Series as of December 31, 1998 using this formula were 10.34%, 5.51% and 8.05%, respectively.

         Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 1998.

Value of a hypothetical account with one
       share at the beginning of the period                      $10.00000000

Value of the same account at the end of the period                10.00937019
                                                                  ===========
Net change in account value                                         .00937019*

Base period return = net change in account
       value divided by beginning account value                    .000937019


Current yield [base period return x (365 divided by 7)]                 4.89%**
                                                                        =====
                                 365/7
Effective yield (1 + base period)     - 1                               5.00%***
                                                                        =====

Weighted average life to maturity of the portfolio on December 31, 1998 was 56 days.

  * This represents the net income per share for the seven calendar days ended December 31, 1998.
 ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1998.
*** This represents the current yield for the seven calendar days ended December 31, 1998 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Delchester, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Delchester, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

COMPARATIVE INFORMATION
         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

         The following table is an example, for purposes of illustration only, of cumulative total return performance for the Series through December 31, 1998. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.

--------------------------------------------------------------------------------------------------------------------------------
        SERIES            3 MONTHS   6 MONTHS   9 MONTHS      1 YEAR         3 YEARS      5 YEARS     10 YEARS    LIFE OF FUND
                           ENDED       ENDED      ENDED        ENDED          ENDED        ENDED       ENDED
                          12/31/98   12/31/98    12/31/98    12/31/98       12/31/98     12/31/98     12/31/98
--------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME           13.46%      1.49%       0.14%       11.35%         76.09%      139.21%     260.22%        265.98%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
DELCHESTER                   0.82%     -6.44%      -6.40%       -1.83%         25.82%       41.15%     148.98%        157.48%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL RESERVES             0.56%      3.50%       5.31%        6.78%         19.54%       32.71%      96.76%        102.72%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
CASH RESERVE                 1.21%      2.50%       3.79%        5.08%         15.89%       26.73%      65.38%         70.73%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE BALANCED           15.89%      8.78%       8.66%       18.62%         73.79%      119.66%     298.57%        304.94%
(INCEPTION 7/28/88)
--------------------------------------------------------------------------------------------------------------------------------
DELCAP                      24.58%      4.57%       6.36%       18.81%         56.25%       95.23%         N/A        145.01%
(INCEPTION 7/12/91)
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY        14.44%     -1.85%      -1.91%       10.33%         41.16%       65.04%         N/A         91.96%
(INCEPTION 10/29/92)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE             12.59%     -5.57%     -10.26%       -4.79%         55.07%       93.55%         N/A         97.62%
(INCEPTION 12/27/93)
--------------------------------------------------------------------------------------------------------------------------------
TREND                       23.75%      4.55%       4.94%       16.04%         56.32%      116.76%         N/A        121.10%
(INCEPTION 12/27/93)
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND                  2.58%      6.93%       6.83%        7.82%            N/A          N/A         N/A         21.60%
(INCEPTION 5/2/96)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME             1.63%      0.67%       0.57%        2.63%            N/A          N/A         N/A          8.99%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
DEVON                       20.81%     10.92%      10.76%       24.05%            N/A          N/A         N/A         57.91%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS             2.47%    -19.31%     -37.26%      -32.48%            N/A          N/A         N/A        -40.04%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES       8.14%     -3.38%      -8.45%       -1.17%            N/A          N/A         N/A         15.33%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS            21.45%      0.55%       1.04%       15.45%            N/A          N/A         N/A         48.24%
(INCEPTION 5/1/97)
--------------------------------------------------------------------------------------------------------------------------------
REIT                         0.89%     -7.61%      -9.00%          N/A            N/A          N/A         N/A         -9.00%
(INCEPTION 5/4/98)
--------------------------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                   NUMBER
                          INVESTMENT            PRICE PER         OF SHARES
                            AMOUNT                SHARE           PURCHASED

                       Month 1  $100              $10.00              10
                       Month 2  $100              $12.50               8
                       Month 3  $100               $5.00              20
                       Month 4  $100              $10.00              10
                       -------------------------------------------------
                                $400              $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING
         As part of your VARIABLE ANNUITY contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         During the fiscal years ended December 31, 1996, 1997 and 1998, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:

                                                  1996             1997              1998
         Growth and Income Series                $302,434        $518,762         $1,020,668
         Delaware Balanced Series                 $83,262        $120,307           $165,591
         DelCap Series                           $101,211        $270,393           $308,645
         International Equity Series             $110,181        $215,242           $121,978
         Small Cap Value Series                   $53,113        $119,689           $198,194
         Trend Series                             $80,172        $182,867           $269,355
         Devon Series*                                N/A         $21,022            $83,285
         Emerging Markets Series*                     N/A         $28,640            $21,763
         Convertible Securities Series*               N/A          $5,517            $10,155
         Social Awareness Series*                     N/A          $7,416            $25,636
         REIT Series**                                N/A             N/A            $13,326

*Commenced operations on May 1, 1997.
**Commenced operations on May 4, 1998.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 1998, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

                                             PORTFOLIO              BROKERAGE
                                            TRANSACTIONS           COMMISSIONS
                                               AMOUNTS               AMOUNTS
                                             -----------           ------------
         Growth and Income Series            $327,836,919            $342,890
         Delaware Balanced Series              65,237,810              96,002
         DelCap Series                        141,951,414             280,802
         International Equity Series            4,692,866               9,996
         Small Cap Value Series                61,036,311             169,029
         Trend Series                          96,415,713             228,844
         Devon Series                          30,028,617              45,396
         Emerging Markets Series                   20,266                 151
         Convertible Securities Series            819,288               2,532
         Social Awareness Series               17,739,629               4,831
         REIT Series*                             974,654               2,902

*Commenced operations on May 4, 1998.


         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the Growth and Income, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon, Social Awareness and REIT Series, 200% for the Capital Reserves, and Delaware Balanced Series, and may exceed 100% for the Delchester, Small Cap Value and Trend Series and 200% for the Convertible Securities Series. Although the DelCap Series' portfolio turnover exceeded 100% for the previous fiscal year, it is not expected to exceed 100% in the current fiscal year. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

                                                             YEAR ENDED                          YEAR ENDED
                           SERIES                        DECEMBER 31, 1997                   DECEMBER 31, 1998
                           ------                        -----------------                   -----------------
         Growth and Income Series                                54%                             81%
         Delchester Series                                      121%                             86%
         Capital Reserves Series                                120%                            166%
         Delaware Balanced Series                                67%                             94%
         DelCap Series                                          134%                            142%
         International Equity Series                              7%                              5%
         Small Cap Value Series                                  41%                             45%
         Trend Series                                           125%                            121%
         Global Bond Series                                      97%                             79%
         Strategic Income Series                                 70%*                           143%
         Devon Series                                            80%*                            34%
         Emerging Markets Series                                 48%*                            38%
         Convertible Securities Series                          209%*                            77%
         Social Awareness Series                                 52%*                            30%
         REIT Series                                            N/A                              39%**

*        Annualized.  Commenced operations on May 1, 1997.
**       Annualized.  Commenced operations on May 4, 1998.

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars based on rates in effect as of 12 p.m., Eastern time. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

MONEY MARKET SERIES
         The Board of Directors has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delchester and Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

         For the Growth and Income, Delaware Balanced and Global Bond Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Aggressive Growth, Convertible Securities, DelCap, Devon, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness, Strategic Income and REIT Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

CASH RESERVE SERIES
         The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Directors will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.


TAXES

         Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         Under the Taxpayer Relief Act of 1997, as revised by the Internal Revenue Service Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

      "Mid-term capital gains" or "28 percent rate gain": securities sold by a Series after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%. This category of gains applied only to gains and distributions in 1997.

      "1997 Act long-term capital gains" or "20 percent rate gain": securities sold between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Series after July 28, 1997 that were held for more than 18 months. As revised by the 1998 Act, this rate applies to securities held for more than 12 months and sold in tax years beginning after December 1, 1997. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket. The Omnibus Consolidated and Emergency Supplemental Appropriations Act passed in October of 1998 included technical corrections to the 1998 Act. The effect of this correction is that essentially all capital gain distributions paid to shareholders during 1998 will be taxed at a maximum rate of 20%.

      "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Growth and Income, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware Balanced, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness and REIT Series. Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors. Delaware International is affiliated with Delaware Management.

         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1998, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,429,550,000) and investment company (approximately $18,817,530,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreements for each Series (other than Aggressive Growth Series) are dated May 1, 1999, were approved by shareholders on March 17, 1999 and will remain in effect for an initial period of two years. The Investment Management Agreement for Aggressive Growth Series is dated May 1, 1999 and was approved by the initial shareholder on that date and will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under each Series respective Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

              --------------------------------------------------------------------------------------------
              Series                                           Management Fee Rate
              --------------------------------------------------------------------------------------------
              Capital Reserves Series                          0.50% on the first $500 million
                                                               0.475% on the next $500 million
                                                               0.45% in the next $1.5 billion
                                                               0.425% on assets in excess of $2.5 billion
              --------------------------------------------------------------------------------------------
              Cash Reserve Series                              0.45% on the first $500 million
                                                               0.40% on the next $500 million
                                                               0.35% on the next $1.5 billion
                                                               0.30% on assets in excess of $2.5 billion
              --------------------------------------------------------------------------------------------
              Convertible Securities Series                    0.75% on the first $500 million
              DelCap Series                                    0.70% on the next $500 million
              Global Bond Series                               0.65% in the next $1.5 billion
              REIT Series                                      0.60% on assets in excess of $2.5 billion
              Small Cap Value Series
              Social Awareness Series
              Trend Series
              --------------------------------------------------------------------------------------------
              Growth and Income Series*                        0.65% on the first $500 million
              Delaware Balanced Series                         0.605% on the next $500 million
              Delchester Series                                0.55% in the next $1.5 billion
              Devon Series                                     0.50% on assets in excess of $2.5 billion
              Strategic Income Series
              --------------------------------------------------------------------------------------------
              Emerging Markets Series                          1.25% on the first $500 million
                                                               1.20% on the next $500 million
                                                               1.15% in the next $1.5 billion
                                                               1.10% on assets in excess of $2.5 billion
              --------------------------------------------------------------------------------------------
              International Equity Series                      0.85% on the first $500 million
                                                               0.80% on the next $500 million
                                                               0.75% in the next $1.5 billion
                                                               0.70% on assets in excess of $2.5 billion
              --------------------------------------------------------------------------------------------

*Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the Fund.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one- third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.

         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage Global Advisors, Inc. ("Vantage") participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Vantage's performance of such services. For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets on the next $30 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York, NY 10111.

         Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

         On December 31, 1998, the total net assets of the Fund were $1,790,408,316, broken down as follows:

                  Growth and Income Series           $579,906,697
                  Delchester Series                  $120,708,272
                  Capital Reserves Series            $ 41,711,484
                  Cash Reserve Series                $ 42,893,055
                  DelCap Series                      $130,547,699
                  Delaware Balanced Series           $201,855,524
                  International Equity Series        $243,536,041
                  Small Cap Value Series             $103,989,424
                  Trend Series                       $168,251,210
                  Global Bond Series                 $ 21,711,170
                  Strategic Income Series            $ 20,570,764
                  Devon Series                       $ 68,714,265
                  Convertible Securities Series      $  8,132,953
                  Social Awareness Series            $ 26,961,898
                  Emerging Markets Series            $  5,356,068
                  REIT Series                        $  5,561,792

         Aggressive Growth Series did not publicly offer shares prior to May 1, 1999.

         Investment management fees were incurred with respect to the Series noted below for the last three fiscal years.

SERIES                                 DECEMBER 31, 1998           DECEMBER 31, 1997          DECEMBER 31, 1996
------                                 -----------------           -----------------          -----------------
Growth and Income Series               $3,018,521 paid             $1,640,377 paid            $765,301 paid

Delchester Series                      $689,099 paid               $483,877 paid              $348,693 paid

Capital Reserves Series                $208,577 paid               $166,300 paid              $164,296 paid

Cash Reserve Series                    $212,479 paid               $149,023 paid              $110,155 paid

DelCap Series                          $846,793 earned             $716,228 earned            $505,739 earned
                                       $781,882 paid               646,908 paid               $491,404 paid
                                       $64,911 waived              69,320 waived              $14,335 waived

Delaware Balanced Series               $968,768 paid               595,126 paid               $402,509 paid

International Equity Series            $1,679,911 earned           $1,304,340 earned          $768,150 earned
                                       $1,651,181 paid             $1,207,677 paid            $650,392 paid
                                       $28,730 waived              $96,663 waived             $117,758 waived

Small Cap Value Series                 $706,066 earned             $380,405 earned            $117,000 earned
                                       $680,359 paid               $328,056 paid              $87,687 paid
                                       $25,707 waived              $252,349 waived            $29,313 waived

Trend Series                           $1,025,600 earned           $622,149 earned            $247,520 earned
                                       $977,521 paid               $558,331 paid              $205,501 paid
                                       $48,079 waived              $63,818 waived             $42,019 waived

Global Bond Series*                    $141,939 earned             $109,310 earned            $26,503 earned
                                       $125,844 paid               $68,076 paid               $12,597 paid
                                       $16,095 waived              $41,234 waived             $13,906 waived

Strategic Income Series**              $101,453 earned             $21,320 earned             N/A
                                       $100,002 paid               $7,271 paid
                                       $1,451 waived               $14,049 waived

Devon Series**                         $218,772 earned             $31,110 earned             N/A
                                       $216,267 paid               $25,236 paid
                                       $2,505 waived               $5,8874 waived

Emerging Markets Series**              $71,160 earned              $26,327 earned             N/A
                                       $61,148 paid                $8,587 paid
                                       10,012 waived               $27, 740 waived

SERIES                                 DECEMBER 31, 1998           DECEMBER 31, 1997          DECEMBER 31, 1996
------                                 -----------------           -----------------          -----------------
Convertible Securities Series**        $46,042 earned              $14,026 earned             N/A
                                       $46,042 paid                -0- paid
                                       -0- waived                  $14,026 waived

Social Awareness Series**              $117,271 earned             $20,293 earned             N/A
                                       $108,502 paid               $3,692 paid
                                       $8,769 waived               $16,601 waived

REIT Series***                         $15,449 earned              N/A                        N/A
                                       $11,895 paid
                                       $3,554 waived

*   Commenced operations on May 2, 1996.
**  Commenced operations on May 1, 1997.
*** Commenced operations on May 4, 1998.

         During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Delaware International received $2,424 from Delaware Management for serving as Sub-Adviser to the Strategic Income Series and for the fiscal year ended December 31, 1998, Delaware International received $33,334 for such services. During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Vantage received $5,449 from Delaware Management for serving as Sub-Adviser to the Social Awareness Series and for the fiscal year ended December 31, 1998, Vantage received $39,620 for such services. During the period May 4, 1998 (date of commencement of operations through December 31, 1998, Lincoln received $4,635 from Delaware Management for serving as Sub-Adviser to the REIT Series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Aggressive Growth Series), Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1999:

                  Growth and Income Series           0.80%
                  Delchester Series                  0.80%
                  Capital Reserves Series            0.80%
                  Cash Reserve Series                0.80%
                  DelCap Series                      0.85%
                  Delaware Balanced Series           0.80%
                  Small Cap Value Series             0.85%
                  Trend Series                       0.85%
                  Strategic Income Series            0.80%
                  Devon Series                       0.80%
                  Convertible Securities Series      0.85%
                  Social Awareness Series            0.85%
                  REIT Series                        0.85%
                  Aggressive Growth Series           0.85%

         Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1999:

                  International Equity Series        0.95%
                  Global Bond Series                 0.85%
                  Emerging Markets Series            1.50%

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delchester, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Growth and Income, Delaware and DelCap Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

DISTRIBUTION AND SERVICE
         Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor under Distribution Agreements dated as of April 3, 1995 for all Series other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and Aggressive Growth Series. Global Bond Series' Distribution Agreement is dated as of May 1, 1996. Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series' Distribution Agreements are dated as of May 1, 1997. REIT Series Distribution Agreement is dated as of May 1, 1998. Aggressive Growth Series Distribution Agreement is dated as of May 1, 1999.The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for the Growth and Income, Delchester, Capital Reserves, Delaware Balanced, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and Aggressive Growth Series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1999 and for Cash Reserve Series pursuant to the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of the Fund are managed under the direction of its Board of Directors.

         Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of all of the Series, except Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, and, as relevant, Delaware Management and Delaware International, were executed following shareholder approval. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR/OFFICER                     BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
*JEFFREY J. NICK (46)                Chairman of the Board, President, Chief Executive Officer and Director and/or Trustee of the
                                     Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware
                                     Management Business Trust, Delvoy, Inc., DMH Corp. Delaware Management Company, Inc. and
                                     Founders Holdings, Inc.

                                     Chairman of the Board, Chief Executive Officer and Director of Delaware Distributors, Inc.,
                                     Delaware International Holdings Ltd., Delaware International Advisers Ltd.

                                     Chairman of the Board and Chief Executive Officer of Delaware Management Company (a series of
                                     Delaware Management Business Trust) Chairman of the Board and Director of Delaware Capital
                                     Management, Inc. and Retirement Financial Services, Inc.

                                     Chairman of Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                                     Delaware Distributors, L.P.

                                     President, Chief Executive Officer and Director of Delaware Management Holdings, Inc. and
                                     Lincoln National Investment Companies, Inc.

                                     Director of Delaware Service Company, Inc.

                                     From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to
                                     1992, he was Senior Vice President responsible for corporate planning and development for
                                     Lincoln National Corporation.

------------------------------------------------------------------------------------------------------------------------------------

----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*WAYNE A. STORK (61)                 Director and/or Trustee of the Fund and each of the other 33 investment companies in the
                                     Delaware Investments family.

                                     Chairman and Director of Delaware Management Holdings, Inc.

                                     Prior to January 1, 1999, Mr. Stork was Chairman and Director and/or Trustee of The Fund and
                                     each of the other 33 investment companies in the Delaware Investments family and Delaware
                                     Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH
                                     Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief
                                     Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management
                                     Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive
                                     Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware
                                     Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of
                                     Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief
                                     Executive Officer and Director of Delaware International Advisers Ltd., Delaware International
                                     Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of
                                     Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company,
                                     Inc. and Retirement Financial Services, Inc.

                                     In addition, during the five years prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------

----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RICHARD G. UNRUH, JR. (59)           Executive Vice President and Chief Investment Officer, Equities of the Fund, each of the other
                                     33 investment companies in the Delaware Investments family and Delaware Management Company (a series of Delaware Management Business Trust)

                                     Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital Management,
                                     Inc. and Delaware Management Business Trust

                                     Executive Vice President/Chief Investment Officer, Equities and Director of Delaware Management
                                     Company, Inc.

                                     Chief Executive Officer/Chief Investment Officer, Equities of Delaware Investment Advisers (a
                                     series of Delaware Management Business Trust);

                                     Director of Delaware International Advisers Ltd.

                                     During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DAVID K. DOWNES (59)                 Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Fund and
                                     each of the other 33 investment companies in the Delaware Investments family, Delaware
                                     Management Holdings, Inc., Founders CBO Corporation, Delaware Capital Management, Inc.,
                                     Delaware Management Company (a series of Delaware Management Business Trust), Delaware
                                     Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors,
                                     L.P.

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of
                                     Delaware Management Company, Inc., DMH Corp, Delaware Distributors, Inc., Founders Holdings,
                                     Inc. and Delvoy, Inc.; Executive Vice President, Chief Financial Officer, Chief Administrative
                                     Officer and Trustee of Delaware Management Business Trust

                                     President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service
                                     Company, Inc.

                                     President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                                     International Holdings Ltd.

                                     Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc.

                                     Chairman and Director of Delaware Management Trust Company

                                     Director of Delaware International Advisers Ltd.

                                     During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. FLANNERY (41)             Executive Vice President of the Fund and each of the other 33 investment companies in the
                                     Delaware Investments family

                                     Executive Vice President and General Counsel of Delaware Management Holdings, Inc., Delaware
                                     Distributors, L.P., Delaware Management Trust Company, Delaware Capital Management, Inc.,
                                     Delaware Service Company, Inc., Delaware Management Company (a series of Delaware Management
                                     Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                     and Founders CBO Corporation

                                     Executive Vice President/General Counsel and Director of DMH Corp., Delaware Management
                                     Company, Inc., Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders
                                     Holdings, Inc., Delvoy, Inc. and Retirement Financial Services, Inc.

                                     Director of Delaware International Advisers Ltd.

                                     Director, HYPPCO Finance Company Ltd.

                                     During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
WALTER P. BABICH (71)                Director and/or Trustee of the Fund and each of the other 33 investment companies in the
                                     Delaware Investments family

                                     460 North Gulph Road, King of Prussia, PA 19406

                                     Board Chairman, Citadel Constructors, Inc.

                                     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

------------------------------------------------------------------------------------------------------------------------------------
JOHN H. DURHAM (61)                  Director and/or Trustee of the Fund and 18 other investment companies in the Delaware
                                     Investments family.

                                     Partner, Complete Care Services.

                                     120 Gibraltar Road, Horsham, PA 19044.

                                     Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from
                                     1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc.,
                                     Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc.,
                                     Mr. Durham served as a director and in various executive capacities at different times.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
ANTHONY D. KNERR (60)                Director and/or Trustee of the Fund and each of the 33 other investment companies in the
                                     Delaware Investments family

                                     500 Fifth Avenue, New York, NY 10110

                                     Founder and Managing Director, Anthony Knerr & Associates

                                     From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
                                     University, New York. From 1987 to 1989, he was also a lecturer in English at the University.
                                     In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990.
                                     Mr. Knerr founded The Publishing Group, Inc. in 1988.

------------------------------------------------------------------------------------------------------------------------------------
ANN R. LEVEN (58)                    Director and/or Trustee of the Fund and each of the other 33 other investment companies in the
                                     Delaware Investments family

                                     785 Park Avenue, New York, NY 10021

                                     Treasurer, National Gallery of Art

                                     From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian
                                     Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia
                                     Business School.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS F. MADISON (62)               Director and/or Trustee of the Fund and each of the other 33 investment companies in the
                                     Delaware Investments family

                                     200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                     President and Chief Executive Officer, MLM Partners, Inc.

                                     Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996.
                                     From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The
                                     Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST
                                     Communications--Markets.

------------------------------------------------------------------------------------------------------------------------------------
CHARLES E. PECK (73)                 Director and/or Trustee of the Fund and each of the other 33 investment companies in the
                                     Delaware Investments family

                                     P.O. Box 1102, Columbia, MD 21044

                                     Secretary/Treasurer, Enterprise Homes, Inc. From 1981 to 1990, Mr. Peck was Chairman and Chief
                                     Executive Officer of The Ryland Group, Inc., Columbia, MD.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JAN L. YEOMANS (50)                  Director and/or Trustee of Limited-Term Funds, Inc. and 25 other investment companies in the
                                     Delaware Investments family.

                                     Building 220-13W-37, St. Paul, MN 55144

                                     Vice President and Treasurer, 3M Corporation.

                                     From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for the 3M
                                     Corporation; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of
                                     Pension Funds for the 3M Corporation, 1983-1985; Consultant--Investment Technology Group of
                                     Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the
                                     Federal Reserve Bank of Chicago, 1970-1974.

------------------------------------------------------------------------------------------------------------------------------------
GEORGE M. CHAMBERLAIN, JR. (52)      Senior Vice President, Secretary and General Counsel of the Fund and each of the other 33 investment companies in the Delaware Investments family

                                     Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company
                                     (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                     Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                     Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                                     Retirement Financial Services, Inc., Delaware Capital Management, Inc., Delvoy, Inc. and
                                     Delaware Management Business Trust

                                     Senior Vice President, Secretary and Director of Founders Holdings, Inc.

                                     Executive Vice President, Secretary and Director of Delaware Management Trust Company

                                     Senior Vice President of Delaware International Holdings Ltd.

                                     During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
JOSEPH H. HASTINGS (49)              Senior Vice President/Corporate Controller of the Fund and each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.

                                     Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc.,
                                     DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware
                                     Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                                     Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd.,
                                     Delvoy, Inc. and Delaware Management Business Trust.

                                     Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.

                                     Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company

                                     Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                     During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BISHOF (36)               Senior Vice President and Treasurer of the Fund and each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.

                                     Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware
                                     Management Company (a series of Delaware Management Business Trust) and Delaware Service
                                     Company, Inc.;

                                     Senior Vice President and Treasurer/Manager, Investment Accounting of Delaware Distributors,
                                     L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                     Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                     Senior Vice President and Manager of Investment Accounting of Delaware International Holdings
                                     Ltd.

                                     Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust,
                                     New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New
                                     York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management
                                     Corporation, New York, NY from 1987 to 1993.

------------------------------------------------------------------------------------------------------------------------------------
GERALD S. FREY (52)                  Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business
                                     Trust).

                                     Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with Morgan
                                     Grenfell Capital Management, New York, NY from 1986 to 1995.

------------------------------------------------------------------------------------------------------------------------------------
JOHN B. FIELDS (52)                  Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust), Delaware Investment Advisers (a series of series of Delaware Management Business Trust)
                                     and Delaware Capital Management, Inc.

                                     Trustee of Delaware Management Business Trust.

                                     During the past five years, Mr. Fields has served in various capacities within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
GARY A. REED (43)                    Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust), Delaware Investment Advisers (a series of series of Delaware Management Business Trust)
                                     and Delaware Capital Management, Inc.

                                     During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
GERALD T. NICHOLS (40)               Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business
                                     Trust).

                                     Vice President of Founders Holdings, Inc.

                                     Treasurer/Assistant Secretary and Director of Founders CBO Corporation.

                                     During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PAUL A. MATLACK (38)                 Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business
                                     Trust).

                                     Vice President of Founders Holdings, Inc.

                                     President and Director of Founders CBO Corporation.

                                     During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER S. BECK (40)             Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business
                                     Trust).

                                     Before joining Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital
                                     Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment
                                     Fund.

------------------------------------------------------------------------------------------------------------------------------------
BABAK ZENOUZI (35)                   Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business
                                     Trust).

                                     During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware organization.

------------------------------------------------------------------------------------------------------------------------------------
FRANK X. MORRIS (38)                 Vice President/Senior Portfolio Manager of the Fund and each of the Funds in the Delaware
                                     Investments family, Delaware Management Company (a series of Delaware Management Business
                                     Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business
                                     Trust).

                                     Prior to joining Delaware Investments in 1997, Mr. Morris, served as a securities analyst from
                                     1983 to 1991, portfolio manager from 1991 to 1994 and was subsequently named Director of Equity
                                     Research for PNC Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
DAMON J. ANDRES (29)                 Assistant Vice President/Portfolio Manager of the Fund and each of the other funds in the
                                     Delaware Investments family, Delaware Management Company (a series of Delaware Management
                                     Business Trust) and Delaware Investment Advisers (a series of series of Delaware Management
                                     Business Trust).

                                     Prior to joining Delaware Investments in 1994, Mr. Andres performed investment counseling services as a Consulting Associate with Cambridge Associates, Inc. in Arlington Virginia.

------------------------------------------------------------------------------------------------------------------------------------

               The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1998. Only the independent directors of the Fund receive compensation from the Fund.

                                                           PENSION OR                                   TOTAL
                                     AGGREGATE             RETIREMENT           ESTIMATED            COMPENSATION
                                   COMPENSATION         BENEFITS ACCRUED         ANNUAL          FROM THE INVESTMENT
                                  EXPECTED TO BE           AS PART OF           BENEFITS              COMPANIES
                                  RECEIVED FROM               FUND                UPON               IN DELAWARE
                                     THE FUND               EXPENSES          RETIREMENT(1)        INVESTMENTS(2)
NAME
W. Thacher Longstreth                 $3,595                  None              $38,500               $60,463
Ann R. Leven                          $4,051                  None              $38,500               $66,463
Walter P. Babich                      $3,975                  None              $38,500               $65,463
Anthony D. Knerr                      $3,975                  None              $38,500               $65,463
Charles E. Peck                       $3,595                  None              $38,500               $60,463
Thomas F. Madison                     $3,817                  None              $38,500               $63,380
John H. Durham (3)                    $2,792                  None              $31,180               $34,854


(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of December 31, 1998, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $31,180 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16, 1998.

               As of April 13, 1999, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:



Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
Growth and Income Series            SMA Life Assurance Company                 21,799,385.269           67.85%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

                                    Lincoln National Life Company               8,330,577.351           25.93%
                                    Separate Account - C
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

Delchester Series                   SMA Life Assurance Company                 13,962,780.133           92.01%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

Capital Reserves Series             SMA Life Assurance Company                  3,982,498.782           92.75%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

Delaware Balanced Series            SMA Life Assurance Company                 10,800,725.329           95.65%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

Cash Reserve Series                 SMA Life Assurance Company                  4,969,472.311           93.28%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653



Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
DelCap Series                       SMA Life Assurance Company                  7,055,872.336           96.29%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

International Equity Series         SMA Life Assurance Company                 14,419,417.825           96.40%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

Trend Series                        Lincoln National Life Company               4,719,850.991           54.14%
                                    Separate Account - C
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

                                    SMA Life Assurance Company                  3,679,314.983           42.21%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

Small Cap Value Series              SMA Life Assurance Company                  5,929,478.419           93.79%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

Global Bond Series                  Lincoln National Life Company               1,543,306.338           71.72%
                                    Separate Account - C
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

                                    SMA Life Assurance Company                    584,581.903           27.17%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653


Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
Strategic Income Series             SMA Life Assurance Company                  1,911,390.573           90.70%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

                                    SMA Life Assurance Company                    196,059.681            9.30%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

Devon Series                        SMA Life Assurance Company                  5,383,442.203           91.38%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

                                    Lincoln Life Variable Annuity                 321,695.927            5.46%
                                    Account N
                                    1300 S. Clinton Street
                                    Fort Wayne, IN 46801

Emerging Markets Series             SMA Life Assurance Company                    736,273.626           69.84%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

                                    Lincoln National Life Company                 211,672.780           20.08%
                                    Separate Account - C See Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801


Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
Convertible Securities Series       SMA Life Assurance Company                  514,044.869            66.41%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

                                    Lincoln National Life Company               214,738.232            27.74%
                                    Separate Account - C Seed Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801

                                    Chicago Trust Company                        45,263.146             5.85%
                                    For the Sole Benefit of
                                    Lincoln National Corp
                                    Employee Ret. Plan
                                    C/o Marshall and Ilsley Trust Co.
                                    P.O. Box 2977
                                    Milwaukee, WI 53201

Social Awareness Series             SMA Life Assurance Company                2,031,867.354            91.14%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

                                    Lincoln National Life Company               152,081.047             6.82%
                                    Separate Account - C Seed Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801


REIT Series                         The Travelers SEP Acct. TM2 for             305,525.046            39.08%
                                    Variable Annuities of
                                    The Travelers Insurance Co.
                                    One Tower Square 5MS
                                    Hartford, CT 06183

                                    Lincoln National Life Company               204,439.252            26.15%
                                    Separate Account - C Seed Account
                                    1300 South Clinton Street
                                    P.O. Box 2340
                                    Fort Wayne, IN 46801


Series                              Name and Address of Account                Share Amount          Percentage
------                              ---------------------------                ------------          ----------
REIT Series                         SMA Life Assurance Company                  156,049.528            19.96%
                                    Separate Account VA-K
                                    Attn: Jay Burke N344
                                    440 Lincoln Street
                                    Worcester, MA 01653

                                    The Travelers SEP Acct. ABD2 for             78,380.533            10.03%
                                    Variable Annuities of
                                    The Travelers Insurance Co.
                                    One Tower Square 5MS
                                    Hartford, CT 06183

GENERAL INFORMATION

         The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of Global Bond, Emerging Markets and REIT Series, each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). Global Bond, Emerging Markets and REIT Series operate as nondiversified funds as defined by the 1940 Act.

         Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.

         In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed at a flat dollar amount each year and is approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware

Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

         The initial public offering date for the Growth and Income, Delchester, Capital Reserves, Cash Reserve and Delaware Balanced Series was July 28, 1988. The initial public offering date for DelCap Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series commenced on May 4, 1998. Aggressive Growth Series did not commence operation prior to the date of this Part B.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Series. Each Series' service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Series is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

CAPITALIZATION
         The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Series. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.



NONCUMULATIVE VOTING
         SERIES SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

APPENDIX A--DESCRIPTION OF RATINGS

COMMERCIAL PAPER
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: CATEGORY 1--TOP GRADE: Duff 1-Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. CATEGORY 2--GOOD
GRADE: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

BONDS
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditor for Delaware Group Premium Fund, Inc. and, in its capacity as such, audits the annual financial statements contained in the Series' Annual Reports. Each Series', other than Aggressive Growth Series', Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1998 are included in the Series' Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. Aggressive Growth Series did not commence operations prior to the date of this Part B.

                                      -79-